UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nielsen N.V.

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Nielsen N.V.
PROXY STATEMENT
Annual Meeting of Shareholders

June 26, 2015
9:00 a.m. (Eastern Time)

Dear Fellow Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Nielsen N.V., a Dutch company (“Nielsen-Netherlands”), to be held on June 26, 2015, at 9:00 a.m. (Eastern Time), at the offices of Clifford Chance, LLP at Droogbak 1A in Amsterdam, the Netherlands, or by visiting www.virtualshareholdermeeting.com/NLSN, for the purpose of approving, among other things, the cross-border merger between Nielsen-Netherlands and Nielsen Holdings Limited, a newly formed, wholly-owned subsidiary of Nielsen-Netherlands, organized under English law, which will be re-registered as a public limited company with the name Nielsen Holdings plc (“Nielsen-UK”) prior to the merger, with Nielsen-Netherlands being the disappearing entity and Nielsen-UK being the surviving entity (the “Merger”), pursuant to the common draft terms of the cross-border legal merger (the “Merger Proposal”), a copy of which is attached to this proxy statement/prospectus as Annex A.

If approved by our shareholders, the Merger would result in Nielsen-UK becoming the publicly-traded parent of the Nielsen group of companies and also result in you holding Ordinary Shares in Nielsen-UK (“Ordinary Shares”) rather than shares in Nielsen-Netherlands.

Immediately after the Merger, the number of Ordinary Shares you will own in Nielsen-UK will be the same as the number of shares you held in Nielsen-Netherlands immediately prior to the Merger and your relative economic interest in the Nielsen group will remain unchanged. After the Merger, Nielsen-UK will continue to conduct the same businesses through the Nielsen group of companies as Nielsen-Netherlands conducted prior to the Merger.

We expect the Ordinary Shares to be listed and traded in U.S. dollars on the New York Stock Exchange (“NYSE”) under the symbol “NLSN,” the same symbol under which your shares in Nielsen-Netherlands are currently listed and traded. Currently, there is no established public trading market for the shares of Nielsen-UK.

Upon completion of the Merger, we will remain subject to U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles. After the Merger, we must also comply with any additional applicable rules and reporting requirements under English law.

Under Dutch tax law, certain holders of shares in Nielsen-Netherlands that are subject to tax in the Netherlands and realize a capital gain in connection with the Merger will generally recognize a taxable gain or loss on the exchange of such shares for Ordinary Shares in the Merger. However, such shareholders may possibly apply roll-over relief as a result of which such gain will not be recognized for Dutch tax purposes. Please see “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations” for further information. Under U.S. federal income tax law, holders of shares of Nielsen-Netherlands generally will not recognize gain or loss on the exchange of such shares for shares of Nielsen-UK in the Merger. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

The Merger cannot be completed without satisfying certain conditions, the most important of which is the approval of the Merger by the affirmative vote of a majority of the shares of Nielsen-Netherlands represented in person or by proxy at the Annual Meeting.

We currently anticipate that the Merger will be completed during the third quarter of 2015, although we may abandon the Merger at any time prior to the Annual Meeting and, in some circumstances, after obtaining shareholder approval.

We intend to continue our policy of making regular quarterly dividends on our outstanding common stock.

This proxy statement/prospectus provides you with detailed information regarding the Merger and other proposals to be submitted to shareholder approval at the Annual Meeting to be held on June 26, 2015. We encourage you to read this entire proxy statement/prospectus carefully. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS WE DESCRIBE STARTING ON PAGE 23.

Our Board of Directors has unanimously approved the Merger Proposal and recommends that you vote “FOR” the Merger. Our Board of Directors also recommends that you vote “FOR” each director nominee listed in this proxy statement/prospectus and “FOR” each other proposal described in this proxy statement/prospectus.

Our Board of Directors has fixed the close of business on May 29, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning the enclosed proxy card, or by attending the Annual Meeting online. You may also submit your proxy card in person in Amsterdam, the Netherlands on the day of the Annual Meeting.

Attached to this letter are the Notice of Annual Meeting, the Proxy Statement/Prospectus and the proxy card. We are also enclosing our Annual Report for the year ended December 31, 2014. These proxy materials are first being mailed to shareholders on or about June 4, 2015.

Thank you for your continued support.

Sincerely,

Mitch Barns

Chief Executive Officer

None of the U.S. Securities and Exchange Commission, any U.S. state securities commission or the UK’s Financial Conduct Authority (the “FCA”) has approved or disapproved of the securities to be issued in the merger or determined if this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense. For the avoidance of doubt, this proxy statement/prospectus is not intended to be and is not a prospectus for purposes of the E.U. Prospectus Directive and/or the FCA’s Prospectus Rules.

The date of this proxy statement/prospectus is May 21, 2015, and it will be first mailed to shareholders on or about June 4, 2015.

Summary of Proxy Information/Prospectus

This summary highlights information contained elsewhere in this proxy statement/prospectus. This summary does not contain all of the information you should consider. You should read the complete proxy statement/prospectus and annexes before voting.

ANNUAL MEETING: JUNE 26, 2015 AT 9:00 A.M. E.T.

ATTENDING BY INTERNET www.virtualshareholdermeeting.com/NLSN You will need the 16-digit control number included on your proxy card.	ATTENDING IN PERSON Offices of Clifford Chance, LLP Droogbak 1A, Amsterdam, the Netherlands You must bring the admission ticket, proxy card and photo identification.

ANNUAL REPORT AND PROXY MATERIALS

Available at www.proxyvote.com (use the 16-digit control number included on your proxy card) and at www.nielsen.com/investors.

PROPOSALS TO BE VOTED UPON

Proposal		Board Recommendation
Proposal No. 1	Amendment of the Articles of Association of Nielsen-Netherlands in connection with the proposed Merger
Proposal No. 2	Approval of the Merger
Proposal No. 3	Adoption of Dutch Annual Accounts for 2014
Proposal No. 4	Discharge of Members of the Board of Directors from Liability Pursuant to Dutch Law
Proposal No. 5	Election of Directors	for each nominee
Proposal No. 6	Ratification of Independent Registered Public Accounting Firm
Proposal No. 7	Appointment of Auditor for Our Dutch Annual Accounts
Proposal No. 8	Extension of Authority of the Board of Directors to Repurchase up to 10% of Our Issued Share Capital Until December 26, 2016
Proposal No. 9	Non-Binding, Advisory Vote on Executive Compensation

THE MERGER

As a result of the Merger:

•	Nielsen-UK will be the surviving company and Nielsen-Netherlands will be the disappearing entity;
•	all of the assets and liabilities of Nielsen-Netherlands shall transfer by universal succession of title to Nielsen-UK;
•	you will receive, as consideration in the Merger, one Ordinary Share of Nielsen-UK in exchange for each share of Nielsen-Netherlands you hold immediately prior to the effective time of the Merger;
•

as a result, you will become a member (as shareholders are known in the UK) of Nielsen-UK, and your rights will be governed by English law and Nielsen-UK’s articles of association, which are attached as Schedule 3 to Annex A to this proxy statement/prospectus; and

•

Nielsen-UK will assume, and thereby become liable for, all employee benefit and compensation plans, arrangements and agreements that are presently sponsored, maintained or contributed to by Nielsen-Netherlands (including equity and incentive plans and any awards outstanding thereunder on the date of the Merger), (collectively, the “Assumed Plans”).

SUM1

SUMMARY OF PROXY INFORMATION/PROSPECTUS

To the extent that an award under an Assumed Plan relates to shares of common stock in Nielsen-Netherlands, then, after the effective time of the Merger, such award shall instead relate to Ordinary Shares. The Nielsen-Netherlands shareholder approval of the Merger shall also be deemed to satisfy any requirement of shareholder approval of such amendments of the Assumed Plans and the assumption by Nielsen-UK of the Assumed Plans and any outstanding awards thereunder.

NOMINEES FOR BOARD OF DIRECTORS

Nominee	Age	Principal Occupation	Committees
David L. Calhoun	57	Head of Private Equity Portfolio Operations, The Blackstone Group L.P.	-
James A. Attwood, Jr.	56	Managing Director, The Carlyle Group	Nomination and Governance
Mitch Barns	51	Chief Executive Officer, Nielsen N.V.	-
Karen M. Hoguet	58	Chief Financial Officer of Macy’s Inc.	Audit
James M. Kilts	67	Founding Partner of Centerview Capital	Nomination and Governance
Harish Manwani	61	Former Chief Operating Officer of Unilever	Compensation
Kathryn V. Marinello	58	Senior Advisor of Ares Management LLC	Audit
Alexander Navab	49	Member of KKR Management LLC, General Partner of KKR & Co. L.P.	Compensation
Robert C. Pozen	68	Senior Lecturer at Harvard Business School	Audit, Nomination and Governance
Vivek Y. Ranadivé	57	Former Chief Executive Officer and Chairman of TIBCO Software Inc.	Compensation, Nomination and Governance
Javier G. Teruel	64	Partner of Spectron Desarrollo, SC	Audit, Compensation

PROXY VOTING METHODS

Shareholders holding shares of common stock of Nielsen-Netherlands at the close of business in New York on May 29, 2015 may vote their shares by proxy through the Internet, by telephone or by mail or by attending the Annual Meeting online. Shareholders may also submit their proxy cards in person in Amsterdam, the Netherlands on the day of the Annual Meeting. For shares held through a bank, broker or other nominee, shareholders may vote by submitting voting instructions to the bank, broker or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described on page 11 of this Proxy Statement/Prospectus.

If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy through the Internet, by telephone or by mail, your vote must be received by 11:59 p.m. (Eastern Time) on June 25, 2015 to be counted.

If you hold shares through Nielsen’s 401(k) plan, trusteed by Fidelity Management Trust Company, your vote must be received by 11:59 p.m. Eastern Time on June 23, 2015. Those votes cannot be changed or revoked after that time, and those shares cannot be voted in person or online at the Annual Meeting.

SUM2

SUMMARY OF PROXY INFORMATION/PROSPECTUS

TO VOTE BY PROXY:

BY INTERNET

•   Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

•  You will need the 16-digit Control Number included on your proxy card in order to vote online.

BY TELEPHONE

•   From a touch-tone phone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

•  You will need the 16-digit Control Number included on your proxy card in order to vote by telephone.

BY MAIL

•   Mark your selections on the enclosed proxy card.

•  Date and sign your name exactly as it appears on your proxy card.

•  Mail the proxy card in the postage-paid envelope that will be provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

SUM3

Notice of Annual Meeting of Shareholders

TIME	9:00 a.m. (Eastern Time) on June 26, 2015.

PLACE	You may attend our Annual Meeting in person at the offices of Clifford Chance, LLP at Droogbak 1A in Amsterdam, the Netherlands. You must bring the admission ticket included with your proxy card and photo identification to gain entrance to the Annual Meeting in Amsterdam. Nielsen directors and members of management will attend the Annual Meeting via live webcast. You will also be able to attend the Annual Meeting online, vote your shares electronically and ask your questions and discuss matters of relevance during the meeting by visiting www.virtualshareholdermeeting.com/NLSN. You will need the 16-digit control number included on your proxy card to enter the meeting.

ITEMS OF BUSINESS	To (a) approve the amendment of the articles of association of Nielsen-Netherlands in connection with the proposed Merger , and (b) authorize any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance, LLP, Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association;

To approve the Merger;

To (a) discuss the annual report of the Board of Directors required by Dutch law for the year ended December 31, 2014, (b) discuss director compensation required by Dutch law for the year ended December 31, 2014, (c) adopt our Dutch statutory annual accounts for the year ended December 31, 2014 and (d) authorize the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2015, in the English language;

To discharge the members of the Board of Directors from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2014;

To elect the Directors of the Board of Directors as listed herein;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015;

To appoint Ernst & Young Accountants LLP as our auditor who will audit our Dutch statutory annual accounts for the year ending December 31, 2015;

To approve the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until December 26, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded;

To approve in a non-binding, advisory vote the compensation of our named executive officers as disclosed in the Proxy Statement/Prospectus pursuant to the rules of the Securities and Exchange Commission; and

To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

RECORD DATE	May 29, 2015.

ANNUAL REPORT	A copy of our Annual Report is available at www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your proxy card in order to access the Annual Report on www.proxyvote.com.

VOTING BY PROXY	To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail. Shareholders may also submit their proxy cards in person in Amsterdam, the Netherlands on the day of the Annual Meeting. Internet, telephone and mail proxy voting procedures are described in the preceding section entitled Proxy Voting Methods, in the General Information about the Merger and the Annual Meeting section beginning on page 1 of the Proxy Statement/Prospectus and on the proxy card. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee.

Whether or not you plan to attend the Annual Meeting, please vote electronically or by telephone or please sign and date the enclosed proxy card and return it promptly. If shares are held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Shareholders may vote at the Annual Meeting, thereby canceling any previous proxy, provided that if your shares are held through a bank, broker or other nominee you will need to obtain a proxy, executed in your favor, from the shareholder of record (bank, broker or other nominee) to be able to submit your vote in person in Amsterdam, the Netherlands on the day of the Annual Meeting. Shares held through Nielsen’s 401(k) plan cannot be voted in person or online at the Annual Meeting.

By Order of the Board of Directors,

Harris Black

Corporate Secretary

This Notice of Annual Meeting, the Proxy Statement/Prospectus and the proxy card are being mailed on or about June 4, 2015.

This proxy statement/prospectus incorporates documents by reference which contain important business and financial information about us that is not included in this proxy statement/prospectus and which are described under “Incorporation by Reference.” These documents are available at no charge to any person, including any beneficial owner, upon request directed to us c/o Corporate Secretary, Nielsen N.V., 40 Danbury Road, Wilton, Connecticut 06897, telephone (203) 563-3500. In order to ensure timely delivery of these documents, any request should be made no later than five days prior to the date of the annual meeting. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement/prospectus.

You should rely only on the information contained in or incorporated by reference in this proxy statement/prospectus. We have not authorized anyone else to provide you with different information. The information contained or incorporated by reference in this proxy statement/prospectus is accurate only as of the date thereof (unless the information specifically indicates that another date applies), or in the case of information incorporated by reference, only as of the date of such information, regardless of the time of delivery of this proxy statement/prospectus. Our business, financial condition, results of operations and prospects may have changed since such dates. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement/prospectus or in the documents incorporated by reference.

Neither Nielsen-Netherlands nor Nielsen-UK is making an offer of securities in any country, state, province, or territory where the offer is not permitted. For the avoidance of doubt, this proxy statement/prospectus is not intended to be and is not a prospectus for purposes of the E.U. Prospectus Directive and/or the FCA’s Prospectus Rules.

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General Information about the Merger and the Annual Meeting

The following questions and answers are intended to address briefly some commonly asked questions regarding the proposed Merger and the Annual Meeting. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement/prospectus, its annexes and the documents referred to or incorporated by reference in this proxy statement/prospectus for more information. For instructions on obtaining the documents incorporated by reference, see “Incorporation by Reference.”

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A:	We have delivered printed versions of this Proxy Statement/Prospectus, the enclosed proxy card and our Annual Report for the year ended December 31, 2014 (together referred to as the “Proxy Materials”) to you by mail in connection with the solicitation by the board of directors of Nielsen-Netherlands of proxies to be voted at our Annual Meeting of Shareholders to be held on June 26, 2015, and at any adjournments or postponements of the Annual Meeting. Our Board has unanimously approved a corporate reorganization of the Nielsen group, which would result in the establishment of a newly formed holding company under English law becoming the publicly traded parent of the Nielsen group of companies and result in you holding shares in the new holding company rather than a Dutch company. The corporate reorganization will be effected by the Merger and requires shareholder approval, which is why we included the proposal in the annual meeting of stockholders and sent you this proxy statement/prospectus. Banks, brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners. We have retained D.F. King & Co., Inc. to assist in soliciting proxies. You are invited to attend the Annual Meeting and vote your shares online or by submitting your proxy card in person. We encourage you to read this proxy statement/prospectus carefully.

Q:	WHAT IS THE MERGER?

A:	The Merger is the method by which we will effect the corporate reorganization of the Nielsen group. As a result of the Merger, Nielsen-Netherlands will merge into Nielsen-UK with Nielsen-UK being the surviving entity and Nielsen-Netherlands being the disappearing entity. Upon completion of the Merger, you will receive, as consideration, one Ordinary Share of Nielsen-UK in exchange for each share of Nielsen-Netherlands you hold immediately prior to the Merger, and all the assets and liabilities of Nielsen-Netherlands shall transfer by universal succession of title to Nielsen-UK. After the Merger, Nielsen-UK will continue to conduct the same businesses through the Nielsen group of companies as Nielsen-Netherlands conducted prior to the Merger.

Q:	WHO ARE THE PARTIES TO THE MERGER?

A:	The parties to the Merger described in this proxy statement/prospectus are Nielsen-Netherlands and Nielsen-UK, a newly-formed company incorporated under English law. Nielsen-UK is currently a wholly-owned subsidiary of Nielsen-Netherlands.

Q:	WHY DO YOU WANT TO HAVE YOUR PUBLICLY-TRADED PARENT INCORPORATED IN ENGLAND AND WALES?

A:	In reaching its decision to approve the Merger Proposal and recommend the Merger for your approval, the Nielsen-Netherlands board of directors identified several potential benefits of having our publicly-traded parent incorporated in England and Wales, including the following:

•

As a company incorporated in England and Wales, we will have increased flexibility to expand our shareholder base globally. We are currently limited in this regard by the terms of the tax treaty between the United States and the Netherlands (the “Dutch Treaty”), which contains shareholder residency requirements. These requirements are

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

anticipated to increasingly limit our ability to achieve this objective, particularly now that our initial private equity investors have sold a significant portion of their shares and more of our common stock is traded on the open market.

•

As a publicly-traded company incorporated in England and Wales, we could ensure that our officers and other key personnel are able to spend their time in jurisdictions that best meet the needs of our business and growth strategy. Under the currently applicable Dutch Treaty we may, under certain conditions, need to relocate our senior management to the Netherlands where we currently do not have a substantial presence.

•

England and Wales have a well-developed legal system and corporate law. In addition to being subject to applicable English rules, after the Merger, Nielsen will continue to be listed on the NYSE and therefore be subject to the SEC and NYSE rules and their robust corporate governance requirements. Nielsen-UK is generally expected to have the same directors, executive officers, committees and corporate governance practices as those of Nielsen-Netherlands. Please see “Comparison of Rights of Shareholders.”

Though we expect the Merger should provide us the benefits described above, the Merger will expose Nielsen-Netherlands and its shareholders to some risks. Our board of directors was cognizant of and considered a variety of risks or potential risks, including the possibility of uncertainty created by the Merger and the change in our legal domicile, the fact that we expect to incur costs to complete the Merger, the fact that English corporate law imposes different and additional obligations on us and other risks discussed in the discussion under “Risk Factors Relating to the Merger.” After completing its review of the expected benefits and the potential advantages of the Merger, our board of directors unanimously approved the Merger Proposal, and has recommended that shareholders vote for the Merger. Nevertheless, we cannot assure you that the anticipated benefits of the Merger will be realized.

Q:	WILL THE PARENT COMPANY RELOCATE ITS HEADQUARTERS TO THE UNITED KINGDOM?

A:	No. We will keep our headquarters in the United States.

Q:	WILL THE MERGER AFFECT OUR CURRENT OR FUTURE OPERATIONS?

A:	While changing the incorporation of our publicly-traded parent is expected to position Nielsen to capture the benefits described above, we believe that the Merger should otherwise have no material impact on how we conduct our day-to-day operations. Where we conduct our future operations for our customers will depend on a variety of factors including the worldwide demand for our services and the overall needs of our business, independent of our legal domicile. Please read “Risk Factors Relating to the Merger” for a discussion of various ways in which the Merger could have an adverse effect on us.

Q:	WILL THE MERGER DILUTE MY ECONOMIC INTEREST?

A:	The Merger will not dilute your economic interest in the Nielsen group. Immediately after consummation of the Merger, Nielsen-UK will own, directly or indirectly, all of the subsidiaries constituting the Nielsen group. Further, you will own the same number of Ordinary Shares of Nielsen-UK as the number of shares you owned of Nielsen-Netherlands. Finally, the number of outstanding Ordinary Shares of Nielsen-UK will be the same as the number of outstanding shares of Nielsen-Netherlands immediately before consummation of the Merger, subject to the effects of the Merger described under “Proposals Relating to the Merger – Introduction.”

Q:	WILL THE MERGER RESULT IN ANY CHANGES TO MY RIGHTS AS A SHAREHOLDER?

A:	Nielsen-UK’s proposed articles of association differ from Nielsen-Netherlands’s articles of association mostly to the extent that English corporate law differs from Dutch corporate law. Other than as required by English law or Dutch law, we believe that the rights of shareholders under Nielsen-UK’s articles of association are comparable to those under Nielsen-Netherlands’s articles of association. We summarize the differences in your rights as a member (as shareholders are known in the UK) resulting from the Merger under “Comparison of Rights of Shareholders.”

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Q:	WILL THE MERGER AFFECT OUR QUARTERLY DIVIDEND POLICY?

A:	No. Following the completion of the Merger, we intend to continue our policy of making regular quarterly dividends on our outstanding common stock, which was adopted by the board of directors of Nielsen-Netherlands on January 31, 2013. As long as you are a holder of Nielsen shares on the applicable record date, you will receive any dividends declared during 2015 regardless of which Nielsen entity declares or pays them.

Q:	WHAT ARE THE MAJOR ACTIONS THAT HAVE BEEN PERFORMED OR WILL BE PERFORMED TO EFFECT THE MERGER?

A:	We have taken or will take the actions listed below to effect the Merger.

•	Nielsen-UK was formed as a wholly-owned subsidiary of Nielsen-Netherlands;

•	the Merger Proposal was unanimously approved by the boards of directors of Nielsen-Netherlands and Nielsen-UK; and

•

conditional upon approval of the Merger by its shareholders, and the satisfaction or waiver to the extent permitted by applicable law of the other conditions to completing the Merger as set out in the Merger Proposal, Nielsen-Netherlands will merge with Nielsen-UK, and the Merger will be effective.

As a result of the Merger:

•	all assets and liabilities of Nielsen-Netherlands shall transfer by universal succession of title to Nielsen-UK;

•	Nielsen-Netherlands shall cease to exist;

•

each shareholder will receive, as consideration in the Merger, one Ordinary Share of Nielsen-UK in exchange for each share of Nielsen-Netherlands held immediately prior to the effective time of the Merger (excluding treasury shares held by Nielsen-Netherlands);

•	each share of Nielsen-Netherlands will be cancelled and will cease to exist; and

•	Nielsen-UK will assume all rights and obligations of Nielsen-Netherlands (including under the employee equity-based plans of Nielsen-Netherlands) by operation of law.

Q:	WILL THE MERGER HAVE AN IMPACT ON OUR OPERATING EXPENSES OR EFFECTIVE TAX RATE?

A:	We do not expect the Merger to have a material effect on our operating costs, including our selling, general and administrative expenses. In addition, we do not expect the Merger to materially affect our worldwide effective corporate tax rate.

Q:	IS THE MERGER TAXABLE TO ME?

A:	Under U.S. federal income tax law, holders of shares of Nielsen-Netherlands generally will not recognize gain or loss on the exchange of such shares for Ordinary Shares of Nielsen-UK in the Merger. Please see “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations” for further information.

As is discussed below under “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations,” under Dutch tax law, holders of shares in Nielsen-Netherlands will not be subject to Dutch dividend withholding tax as a result of the Merger, unless a shareholder exercises its withdrawal right and receives compensation. On payments of cash compensation, dividend withholding tax at a rate of 15% will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes. Certain holders of shares in Nielsen-Netherlands that are subject to tax in the Netherlands and realize a capital gain in connection with the Merger will generally be subject to corporate income tax or income tax in the Netherlands, provided that shareholders receiving shares in Nielsen-UK in exchange for all their shares in Nielsen-Netherlands in the Merger may possibly apply roll-over relief (doorschuiving) as a result of which such gain will not be recognized for Dutch tax purposes.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

For UK tax purposes, holders of shares of Nielsen-Netherlands who are not resident in the UK for UK tax purposes should not be subject to UK corporation tax or capital gains tax as a result of the Merger unless they carry on a trade in the UK through a permanent establishment (where the shareholder is a company) or a trade, profession or vocation in the UK through a branch or agency (where the shareholder is not a company) and has used, held or acquired such shares for the purposes of such trade, profession or vocation or such permanent establishment, branch or agency (as appropriate). Individual shareholders who may be treated as being temporarily non-resident for UK tax purposes should however have regard to the further details described in “Material Tax Considerations Relating to the Merger – UK Tax Considerations.”

Please refer to “Material Tax Considerations Relating to the Merger” for a description of the material U.S. federal income tax and certain Dutch and UK tax consequences of the Merger to Nielsen-Netherlands and its shareholders. Determining the actual tax consequences of the Merger to you may be complex and will depend on your specific situation.

You are urged to consult your tax advisor for a full understanding of the tax consequences of the Merger to you.

Q:	HAS THE U.S. INTERNAL REVENUE SERVICE, DUTCH TAX AUTHORITY OR H.M. REVENUE & CUSTOMS RENDERED AN OPINION ON THE MERGER?

A:	While no ruling has been or will be requested from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Merger, it is a condition to closing of the Merger that we receive an opinion from our tax counsel, Simpson Thacher & Bartlett LLP, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations.” Please see “Summary – Merger Conditions” as well as “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations.”

We have received a ruling from the Dutch Tax Authority (de Belastingdienst) (the “DTA”) confirming that (1) no corporate income tax will be imposed in respect of the deemed transfer of Valcon Acquisition B.V. by Nielsen-Netherlands as a result of the Merger by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling), and (2) the Merger will not result in the imposition of a dividend withholding tax for shareholders receiving shares in Nielsen-UK in exchange for all their shares in Nielsen-Netherlands in the Merger.

No ruling has been obtained from H.M. Revenue & Customs (“HMRC”) regarding the UK tax consequences of the Merger.

Q.	IS THE MERGER A TAXABLE TRANSACTION FOR EITHER NIELSEN-NETHERLANDS OR NIELSEN-UK?

A:	The Merger constitutes a taxable transaction for Dutch corporate income tax purposes pursuant to which all assets and liabilities are deemed for Dutch tax purposes to be transferred at fair market value. However, by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling) that will apply to gains or losses realized on the deemed transfer of the shares in Valcon Acquisition B.V., it is not expected that the Merger will result in any substantial tax liability that would result in Nielsen-Netherlands paying corporate income tax.

We expect that neither Nielsen-Netherlands nor Nielsen-UK will be subject to UK corporation tax as a result of the Merger.

Q:	WILL THERE BE UK WITHHOLDING TAX ON FUTURE DIVIDENDS, IF ANY, BY NIELSEN-UK?

A:	No. Under current UK tax legislation, any future dividends paid by Nielsen-UK will not be subject to withholding or deduction on account of UK tax, irrespective of the tax residence or the individual circumstances of the recipient shareholder.

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Q:	WHAT TYPES OF INFORMATION AND REPORTS WILL NIELSEN-UK MAKE AVAILABLE FOLLOWING THE MERGER?

A:	After the effective time of the Merger, we will remain subject to U.S. Securities and Exchange Commission (the “SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). We also must comply with any additional applicable rules and reporting requirements under English law.

For so long as Nielsen-UK has a class of securities listed on the NYSE, Nielsen-UK will continue to be subject to rules regarding proxy solicitations and tender offers and the corporate governance requirements of the NYSE, the U.S. Securities Exchange Act of 1934 (“Exchange Act”), as amended, and the Sarbanes-Oxley Act including, for example, independence requirements for audit, compensation and nominating/corporate governance committee composition, annual certification requirements and auditor independence rules, unless certain circumstances change. To the extent possible under English law, Nielsen-UK’s corporate governance practices are expected to be comparable to those of Nielsen-Netherlands. Please see “Comparison of Rights of Shareholders.”

Q:	WHAT ARE THE CLOSING CONDITIONS TO THE MERGER?

A:	The Merger cannot be completed without satisfying certain conditions, the most important of which are that shareholders must approve the Merger at the Annual Meeting, and the aggregate number of shares of common stock in Nielsen-Netherlands for which a withdrawal application has been made shall represent less than 5% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the withdrawal period. In addition, there are other conditions, which we expect to complete on a timely basis, such as the requirement to obtain authorization for listing the Ordinary Shares on the NYSE and receipt of certain legal opinions. Please see “Summary – Merger Conditions.”

Q:	WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:	We intend to complete the Merger as quickly as possible. If the Merger is approved by the requisite vote of our shareholders and the other conditions to closing are satisfied, we will request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with. In addition, we will request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with The Companies (Cross-Border Mergers) Regulations 2007 (the “UK Regulations”). Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

We may decide to abandon the Merger at any time prior to the meeting. After the Merger is approved by shareholders, we must file with the UK High Court the joint application for the order approving the completion of the Merger in order to effect the Merger unless one of the conditions to closing fails to be satisfied. Please see “Summary – Merger Conditions.”

Q:	WHAT WILL I RECEIVE FOR MY NIELSEN-NETHERLANDS SHARES?

A:	You will receive, as consideration in the Merger, one Ordinary Share of Nielsen-UK in exchange for each share of Nielsen-Netherlands you hold immediately prior to the effective time of the Merger.

Q:	DO I HAVE TO TAKE ANY ACTION TO EXCHANGE MY NIELSEN SHARES AND RECEIVE THE ORDINARY SHARES THAT I BECOME ENTITLED TO RECEIVE AS A RESULT OF THE MERGER?

A:

Beneficial holders of shares held in “street name” through a bank, broker or other nominee will not be required to take any action. Your ownership of Ordinary Shares will be recorded in book entry form by your nominee, or broker or bank

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

(as they are today) through the facilities of The Depository Trust Company (“DTC”) without the need for any additional action on your part.

If you hold Nielsen-Netherlands share certificates or you are a registered uncertificated holder of Nielsen-Netherlands shares (i.e., if you hold shares in the Direct Registration System), you will be sent a deed of transfer, which is to be used to surrender your Nielsen-Netherlands share certificates, if applicable, and to request that Ordinary Shares be delivered to you or your designee, either in physical form or in “street name” through DTC. The deed of transfer will be accompanied by instructions explaining the procedure for surrendering your Nielsen-Netherlands share certificates and book-entry shares in exchange for Ordinary Shares of Nielsen-UK. Ordinary Shares will be initially delivered to the exchange agent for the Merger, for delivery to you, or in “street name” through DTC, upon return of the deed of transfer and surrender of the certificates representing shares of Nielsen-Netherlands, if applicable. YOU SHOULD NOT RETURN SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD. For more information, see “Proposals Relating to the Merger – Exchange of Shares; Delivery of Shares to Former Record Holders – Exchange of Shares for Registered Holders or Holders of Certificated Shares.”

Certificated or registered uncertificated holders of shares of Nielsen-Netherlands that elect to receive a share certificate representing Ordinary Shares of Nielsen-UK should particularly note that subsequent transfers of Ordinary Shares outside of DTC may attract UK stamp duty and stamp duty reserve tax (“SDRT”) under English law. For more information, see “Material Tax Considerations Relating to the Merger – UK Tax Considerations – Stamp duty and SDRT.” As a result, each former registered uncertificated holder or certificated holder of shares of Nielsen-Netherlands is strongly encouraged to provide the documents and information requested by the exchange agent in a timely manner, so any unrestricted shares may be held within the facilities of DTC.

Q:	WHAT HAPPENS TO NIELSEN-NETHERLANDS’S EQUITY-BASED AWARDS AT THE EFFECTIVE TIME OF THE MERGER?

A:	As a result of the Merger, Nielsen-UK will assume, and become the plan sponsor of, each employee benefit and compensation plan, arrangement and agreement that is presently sponsored, maintained or contributed to by Nielsen-Netherlands (including each equity and incentive plan and any outstanding award outstanding thereunder on the date of the Merger).

At the effective time of the Merger and pursuant to the terms of the Merger Proposal, each outstanding option to acquire shares of Nielsen-Netherlands and each other equity-based award issued by Nielsen-Netherlands that is outstanding immediately prior to the effective time of the Merger will be converted, as applicable, into an option to acquire or an award covering the same number of Ordinary Shares of Nielsen-UK, which option or award will have the same terms and conditions as the option or award from which it was converted (including, in the case of options, the same exercise price).

Q:	WHY WILL A REDUCTION OF CAPITAL BE UNDERTAKEN FOLLOWING THE MERGER?

A:	Under English law, Nielsen-UK will only be able to declare and pay future dividends, make distributions or repurchase shares out of “distributable reserves” on its statutory balance sheet. Immediately after the Merger, as a newly formed public limited company, Nielsen-UK will not have any distributable reserves because, under English law, the reserves previously held by Nielsen-Netherlands will not transfer to the statutory balance sheet of Nielsen-UK as a distributable reserve. However, the Merger will result in a “merger reserve” on the balance sheet of Nielsen-UK in an amount equal to the amount by which the net book value of the assets and liabilities transferred to Nielsen-UK from Nielsen-Netherlands pursuant to the Merger exceeds the nominal value of the Ordinary Shares issued pursuant to the Merger. In order to have sufficient distributable reserves to declare and pay future dividends following the Merger, Nielsen-UK will capitalize the merger reserve by issuing a non-voting bonus share. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related share premium thereby creating distributable reserves which may be utilized by Nielsen-UK to pay dividends to shareholders following the capital reduction.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

The current shareholder of Nielsen-UK (which is Nielsen-Netherlands) will pass a resolution to approve the proposed reduction of capital of Nielsen-UK following the Merger. If the Merger is completed, we will seek to obtain the approval of the UK High Court to the capital reduction as soon as practicable following the Merger. Subject to the availability of the UK High Court, we expect to receive such approval up to ten business days after the completion of the Merger.

Q:	CAN I TRADE NIELSEN SHARES BETWEEN THE DATE OF THIS PROXY STATEMENT/PROSPECTUS AND THE EFFECTIVE TIME OF THE MERGER?

A:	Yes. Our shares will continue to trade during this period. Please note, however, that, if you vote against the Merger, you cannot trade your shares in Nielsen-Netherlands if you would like to exercise your withdrawal rights.

Q:	AFTER THE MERGER IS COMPLETE, WHERE CAN I TRADE NIELSEN-UK ORDINARY SHARES?

A:	We expect the Nielsen-UK Ordinary Shares to be listed and traded in U.S. dollars on the NYSE under the symbol “NLSN,” the same symbol under which your shares are currently listed and traded. We do not intend to seek an additional listing on the London Stock Exchange.

Q:	ARE NIELSEN-NETHERLANDS SHAREHOLDERS ABLE TO EXERCISE WITHDRAWAL RIGHTS?

A:	Yes. If the Annual Meeting approves the Merger, any shareholder of Nielsen-Netherlands that voted against the Merger has the right to elect not to become a shareholder of Nielsen-UK and file a request for compensation in accordance with the Dutch Civil Code (“DCC”) within one month after the Annual Meeting. A withdrawing shareholder can only make use of the withdrawal right in respect of the shares in Nielsen-Netherlands that such shareholder (i) held at the record date of the Annual Meeting and for which such shareholder voted against the Merger and (ii) still holds at the time of submitting the withdrawal application and at the effective time of the Merger. Upon the Merger taking effect, the withdrawing shareholder will not receive Ordinary Shares. Instead, such withdrawing shareholder will receive cash compensation (net of any Dutch dividend withholding tax that is required to be withheld by law) for the common shares in Nielsen-Netherlands for which it duly exercised his withdrawal right and such shares of Nielsen-Netherlands shall cease to exist as a consequence of the Merger taking effect. See “Proposals Relating to the Merger – Withdrawal Rights.”

Q:	WHAT WILL I NEED IN ORDER TO ATTEND THE ANNUAL MEETING?

A:	We will be hosting the Annual Meeting live via the Internet. Any shareholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/NLSN. The webcast will start at 9:00 a.m. (Eastern Time). You will need your 16-digit control number included on your proxy card in order to be able to enter the Annual Meeting. Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/NLSN.

Any shareholder can also attend our Annual Meeting at the offices of Clifford Chance, LLP at Droogbak 1A in Amsterdam, the Netherlands. Nielsen directors and members of management will attend the Annual Meeting via live webcast. The Annual Meeting will start at 9:00 a.m. (Eastern Time). To gain physical access to the Annual Meeting, you must bring photo identification along with the admission ticket included with your proxy card. A person who wishes to exercise the right to vote at the Annual Meeting in Amsterdam, the Netherlands must sign the attendance list prior to the meeting, stating his or her name, the name(s) of the person(s) for whom he or she acts as proxy, the number of shares he or she is representing and, as far as applicable, the number of votes he or she is able to cast. You may vote shares held through a bank, broker or other nominee in person in Amsterdam only if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares. Shares held through Nielsen’s 401(k) plan cannot be voted in person or online at the Annual Meeting.

Shareholders may vote and ask questions while attending the Annual Meeting.

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Q:	WHAT AM I VOTING ON?

A:	You are being asked to vote on the following proposals scheduled to be voted on at the Annual Meeting:

To (a) approve the amendment of the articles of association of Nielsen-Netherlands in connection with the proposed Merger, and (b) authorize any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance, LLP, Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association;

To approve the Merger;

To (a) adopt our Dutch statutory annual accounts for the year ended December 31, 2014 and (b) authorize the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2015, in the English language;

To discharge the members of the Board from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2014;

To elect the Directors of the Board as listed herein;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015;

To appoint Ernst & Young Accountants LLP as our auditor who will audit our Dutch statutory annual accounts for the year ending December 31, 2015;

To approve the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until December 26, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded;

To approve, in a non-binding, advisory vote the compensation of our named executive officers as disclosed in the Proxy Statement/Prospectus pursuant to the SEC rules.

Among other things, you are being asked to vote to amend the articles of association of Nielsen-Netherlands and to approve a Merger between Nielsen-Netherlands and Nielsen-UK. The Merger will result in our establishing a new holding company to serve as the publicly traded parent of the Nielsen group and thereby changing the place of incorporation of our publicly traded parent from the Netherlands to England and Wales. As a result of the Merger, Nielsen-UK will own, directly or indirectly, all of the subsidiaries constituting the Nielsen group, and you will become a member (as shareholders are known in the UK) of Nielsen-UK.

We are also seeking approval of annual meeting proposals (Proposals 3 – 9) either because they are required under applicable Dutch or U.S. laws or because they are relevant for as long as Nielsen-Netherlands continues to be our parent company.

The shareholders may also vote at the Annual Meeting on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Q:	WHO IS ENTITLED TO VOTE?

A:	Holders of shares of Nielsen-Netherlands common stock as of the close of business on May 29, 2015 (the “record date”) may vote at the Annual Meeting.

Q:	WHAT CONSTITUTES A QUORUM?

A:	There is no minimum requirement in order to establish a quorum at the Annual Meeting for the transaction of business. However, if less than 50% of the issued share capital is represented at the meeting, a higher percentage of the votes cast is required to approve the Merger. See “How many votes are required to approve each proposal?” below.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

Q:	HOW MANY VOTES DO I HAVE?

A:	Shareholders holding shares of Nielsen-Netherlands common stock at the close of business on May 29, 2015 are entitled to one vote at our Annual Meeting for each share of our common stock held by them. As of May 19, 2015, Nielsen-Netherlands had 368,056,222 shares of common stock outstanding.

Q:	HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

A:	A majority of the votes cast is required for the approval of the proposed amendment to the articles of association relating to the Merger. In addition, to be validly approved, the Merger requires a resolution of the general meeting of shareholders of Nielsen-Netherlands approving the proposed merger with a simple majority (>50%) of votes cast if at least 50% of the issued share capital is represented (either in person or by proxy) at the meeting. If less than 50% of the issued share capital is represented, a majority of 2/3 of votes cast is required.

Directors will be appointed by the majority of the votes cast in respect of the shares present or represented by proxy at the Annual Meeting and from the list of nominees presented herein. Shareholders may also appoint directors without the prior nomination by the Board of Directors by way of a shareholders’ resolution adopted with a majority of at least two-thirds of the votes cast, representing more than one-half of our capital stock.

A majority of the votes cast is also required for (a) adopting our Dutch statutory annual accounts for the year ended December 31, 2014, (b) authorizing the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2015, in the English language, (c) the discharge of members of the Board of Directors from liability pursuant to Dutch law, (d) the appointment of the auditors who will audit our Dutch statutory annual accounts and (e) the extension of the authority of the Board of Directors to repurchase our shares.

A majority of the votes cast is also required for the ratification of the appointment of the independent registered public accounting firm and the approval of the compensation paid to our named executive officers. It is important to note that these proposals are both non-binding and advisory. Therefore, the Company and/or the Board of Directors may determine to act in a manner inconsistent with the outcomes of such proposals.

Q:	HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:	Our Board of Directors recommends that you vote your shares:

•

“FOR” (a) the amendment of the articles of association of Nielsen-Netherlands, and (b) the authorization of any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance, LLP Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association;

•	“FOR” the approval of the Merger;

•

“FOR” the adoption of our Dutch statutory annual accounts for the year ended December 31, 2014, and the authorization of the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2015, in the English language;

•	“FOR” the discharge of the members of the Board from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2014;

•	“FOR” each of the nominees for Directors of the Board set forth in this Proxy Statement/Prospectus;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015;

•	“FOR” the appointment of Ernst & Young Accountants LLP as our auditor who will audit our Dutch statutory annual accounts for the year ending December 31, 2015;

•

“FOR” the approval of the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until December 26, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary

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receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded; and

•	“FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement/Prospectus pursuant to SEC rules.

Q:	HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	If you are a shareholder of record on May 29, 2015, you may vote by granting a proxy:

•

By Internet: If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit Control Number included on your proxy card in order to vote by Internet.

•

By Telephone: If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit Control Number included on your proxy card in order to vote by telephone.

•

By Mail: By completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the proxy card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

For shares held in “street name,” you may vote by submitting voting instructions to your bank, broker or nominee.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on June 25, 2015 for the voting of shares held by shareholders of record or held in “street name” and 11:59 p.m. (Eastern Time) on June 23, 2015 for the voting of shares held through Nielsen’s 401(k) plan.

Mailed proxy cards with respect to shares held of record or in “street name” must be received no later than June 25, 2015. Mailed proxy cards with respect to shares held through Nielsen’s 401(k) plan must be received no later than June 23, 2015.

Q:	MAY I VOTE AT THE ANNUAL MEETING RATHER THAN BY PROXY?

A:	Although we encourage you to vote through the Internet or the telephone or to complete and return a proxy card prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares online or by submitting your proxy in person in Amsterdam. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

All holders of common stock as of May 29, 2015, including shareholders of record and shareholders who hold their shares through banks, brokers, other nominees or any other holders of record as of May 29, 2015, are encouraged to attend the Annual Meeting online. You will need your 16-digit control number included on your proxy card in order to be able to enter the Annual Meeting online. If you plan to vote in person in Amsterdam, please bring the admission ticket included with your proxy card and photo identification. If your shares are held in the name of a bank, broker or other nominee, please also bring with you a letter (and a legal proxy if you wish to vote your shares) from the bank, broker or other nominee confirming your ownership as of the record date, which is May 29, 2015. Failure to bring such a letter may delay your ability to attend or prevent you from attending the meeting in Amsterdam in person.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS ON OR ABOUT THE SAME TIME?

A:	It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

Q:	MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

A:	Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on June 25, 2015;

•	Submitting a properly signed proxy card with a later date that is received no later than June 25, 2015;

•	Sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than June 25, 2015; or

•	Attending the Annual Meeting, revoking your proxy and voting online or submitting your vote in person.

If you hold shares through the Nielsen 401(k) plan, you may change your vote and revoke your proxy by any of the first three methods listed above if you do so no later than 11:59 p.m. (Eastern Time) on June 23, 2015. You cannot, however, revoke or change your proxy with respect to shares held through the Nielsen 401(k) plan after that date, and you cannot vote those shares in person at the Annual Meeting.

If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or by submitting your vote in person, provided that if your shares are held in “street name” you will need to obtain a proxy, executed in your favor, from the shareholder of record (bank, broker or other nominee) to be able to submit your vote in person.

We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the Annual Meeting. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy.

Q:	HOW ARE VOTES COUNTED?

A:	Abstentions: Votes may be cast in favor of or against or you may abstain from voting. If you intend to abstain from voting for any director nominee or proposal, you will need to check the abstention box for such director nominee or proposal, in which case your vote will not have any effect on the outcome of the election of such director nominee or on the outcome of such proposal.

Broker Non-Votes: Broker non-votes occur when shares held by a bank, broker or other nominee are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the shareholder who beneficially owns the shares and (2) the bank, broker or other nominee lacks the authority to vote the shares at its/his/her discretion. Proposals Nos. 1, 2, 5 and 9 are considered to be non-routine matters under NYSE rules. Accordingly, any bank, broker or other nominee holding your shares will not be permitted to vote on those proposals at the meeting without receiving voting instructions from you.

If you just sign and submit your proxy card without giving specific voting instructions, this will be construed as an instruction to vote the shares as recommended by management, so your shares will be voted “FOR” each director nominee listed herein (Proposal No. 5) and “FOR” Proposal Nos. 1, 2, 3, 4, 6, 7, 8 and 9, as recommended by the Board of Directors, and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted on, in each case as indicated on the proxy card.

Abstentions and broker “non-votes” will not affect the voting results.

Q:	WHO WILL COUNT THE VOTES?

A:	Representatives of Broadridge Financial Solutions, Inc. (the “Inspectors of Election”) will tabulate the votes and act as inspectors of election.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

Q:	COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

A:	At the date this Proxy Statement/Prospectus went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement/Prospectus.

If other matters are properly presented at the Annual Meeting for consideration and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Q:	WHO IS SOLICITING MY PROXY?

A:	Proxies are being solicited by our board of directors.

Q:	WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

A:	We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, internet and facsimile transmission. In addition, we have hired D.F. King & Co., Inc. to assist in soliciting proxies. We expect to pay approximately $10,000 plus reasonable out-of-pocket expenses for these services.

Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards and voting tabulations that identify individual shareholders are mailed or returned directly to the Inspectors of Election and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

•	as needed to permit the Inspectors of Election to tabulate and certify the vote;

•	as required by law; or
•	in limited circumstances such as a proxy contest in opposition to the Board of Directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

COMPANY INFORMATION AND MAILING ADDRESS

Nielsen N.V. is a Dutch public company with limited liability (naamloze vennootschap) incorporated under the laws of the Netherlands. Nielsen Holdings Limited is a private limited company, incorporated under English law (which will be re-registered as a public limited company to be named “Nielsen Holdings plc” prior to and in connection with the Merger).

Our common stock trades, and we expect it will continue to trade after the Merger, in U.S. dollars on the NYSE under the symbol “NLSN.” Our principal executive offices in the United States are located at 85 Broad Street, New York, NY 10004. Our telephone number is 1 (646) 654-5000. Our website address is www.nielsen.com. Information on our website is not incorporated into this Proxy Statement/Prospectus.

The terms “Company,” “Nielsen,” “we,” “our” or “us,” as used herein, refer to Nielsen N.V., prior to the effective time of the Merger, and to Nielsen Holdings plc after the effective time of the Merger, or unless otherwise stated or indicated by context.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 26, 2015:

This Proxy Statement/Prospectus and our Annual Report for the year ended December 31, 2014 are available at www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your proxy card in order to access the proxy materials on www.proxyvote.com.

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GENERAL INFORMATION ABOUT THE MERGER AND THE ANNUAL MEETING

The Annual Meeting will be held at 9:00 a.m. (Eastern Time) on June 26, 2015. You may attend the meeting online by visiting www.virtualshareholdermeeting.com/NLSN. You may also attend the meeting in person at the offices of Clifford Chance LLP at Droogbak 1A in Amsterdam, the Netherlands. Nielsen directors and members of management will attend the meeting via live webcast.

13

Summary of the Merger

This summary highlights selected information from this proxy statement/prospectus. It does not contain all of the information that is important to you. To understand the Merger more fully, and for a more complete legal description of the Merger, you should read carefully the entire proxy statement/prospectus, including the Merger Proposal attached as Annex A to this proxy statement/prospectus and the Articles of Association of Nielsen-UK attached as Schedule 3 to Annex A to this proxy statement/prospectus, which will govern Nielsen-UK, the company whose shares you will own after the Merger. We encourage you to read those documents. Unless otherwise indicated, currency amounts in this proxy statement/prospectus are stated in U.S. dollars.

PARTIES TO THE MERGER

Nielsen-Netherlands. Through our direct and indirect subsidiaries, we are a leading global performance management company. We provide to clients a comprehensive understanding of what consumers watch and what they buy and how those choices intersect. We deliver critical media and marketing information, analytics and manufacturer and retailer expertise about what and where consumers buy and what consumers read, watch and listen to on a local and global basis. Our information, insights and solutions help our clients maintain and strengthen their market positions and identify opportunities for profitable growth. We have a presence in more than 100 countries and our services cover more than 90 percent of the globe’s GDP and population. We have significant investments in resources and associates all over the world, including in many emerging markets, and hold leading market positions in many of our services and geographies. Based on the strength of the Nielsen brand, our scale and the breadth and depth of our solutions, we believe we are the global leader in measuring and analyzing consumer behavior in the segments in which we operate.

Our Company was founded in 1923 by Arthur C. Nielsen, Sr., who invented an approach to measuring competitive sales results that made the concept of “market share” a practical management tool. For over 90 years, we have advanced the practice of market research and media audience measurement to provide our clients a better understanding of their consumers.

Nielsen-UK. Nielsen-UK is a company newly organized under the laws of England as a private limited company and is currently wholly-owned by Nielsen-Netherlands. Nielsen-UK has only nominal assets and has not engaged in any business or other activities other than in connection with its formation and the Merger. Prior to and in connection with the Merger, Nielsen-UK will be re-registered as a public limited company and, as a result of the Merger, will become the parent holding company of the Nielsen group.

THE MERGER (SEE PAGE 29)

You are being asked to approve the merger of Nielsen-Netherlands, our current Dutch holding company, into Nielsen-UK, a newly-formed company incorporated under English law. The Merger would result in Nielsen-UK serving as the publicly-traded parent of the Nielsen group of companies, effectively changing the place of incorporation of the publicly-traded parent of the Nielsen group from the Netherlands to England and Wales. The Merger will also result in (i) the issuance to you of Ordinary Shares in Nielsen-UK as merger consideration in exchange for your shares in Nielsen-Netherlands and (ii) the assets and liabilities of Nielsen-Netherlands being transferred by universal succession of title to Nielsen-UK. Upon the Merger becoming effective, the shares of Nielsen-Netherlands will be cancelled and cease to exist, and each holder of shares of Nielsen-Netherlands will cease to have any rights with respect to such shares in Nielsen-Netherlands.

MERGER PROCEDURE

The Merger Proposal and Reports on the Merger

The boards of directors of Nielsen-Netherlands and Nielsen-UK have unanimously approved the Merger Proposal, which sets out the terms and conditions of the cross-border merger between Nielsen-UK and Nielsen-Netherlands in accordance with

14

SUMMARY OF THE MERGER

the EU Directive 2005/56/EC of October 26, 2005 on cross-border mergers of limited liability companies, implemented for Dutch law purposes under the DCC and for English law purposes by the UK Regulations, with Nielsen-Netherlands being the disappearing entity and Nielsen-UK being the surviving entity. A copy of the Merger Proposal is attached to and is part of this proxy statement/prospectus as Annex A. The Merger Proposal (together with the relevant Annexes) will be filed for the UK Regulations purposes with the UK registrar of companies not less than two months before the date of a court-convened shareholders’ meeting and will be communicated to the public in the United Kingdom through a notice by the UK registrar of companies in the London Gazette at least one month before the date of such court-convened shareholders’ meeting. For Dutch law purposes, the Merger Proposal (together with the relevant annexes) is to be filed with the Dutch Trade Register and communicated to the public in the Netherlands through a notice in a nationally distributed newspaper and a notice in the Dutch State Gazette (Staatscourant).

Simultaneously with the approval of the Merger Proposal, the board of directors of Nielsen-UK unanimously approved its report prepared in accordance with the UK Regulations and the board of directors of Nielsen-Netherlands unanimously approved its explanatory report in accordance with the DCC. Furthermore, the independent experts appointed by the boards of directors of Nielsen-UK and Nielsen-Netherlands are in the process of preparing reports on the Merger as required under the UK Regulations and the DCC, both reports including a statement of the reasonableness of the exchange ratio to be applied in the Merger and in relation to the report prepared in accordance with the DCC, assessing the amount of shareholders equity of Nielsen-Netherlands being at least equal to the nominal paid-up amount of the aggregate number of shares in Nielsen-UK to be acquired by its shareholders under the Merger, increased by the aggregate amount of the compensation that withdrawing shareholders may claim pursuant to the DCC. A copy of the Merger Proposal, the report of the directors of Nielsen-UK, the explanatory report of the directors of Nielsen-Netherlands and the finalized reports of the independent experts will be available (i) at the offices of Nielsen-Netherlands at Diemerhof 2, 1112 XL Diemen, the Netherlands as from the moment the Merger Proposal is filed and (ii) at the registered office of Nielsen-UK at AC Nielsen House, London Road, Oxford, Oxfordshire, OX3 9RX, United Kingdom one month before the court-convened shareholders’ meeting of Nielsen-UK.

Implementation of the Merger

If the Merger is approved by the requisite vote of our shareholders and the other conditions to implement the Merger are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

MERGER CONSIDERATION

The exchange ratio to be applied in the Merger shall be 1:1. As a result thereof, upon the Merger taking effect, by virtue of such Merger and without any further action on the part of Nielsen-UK or any shareholder in Nielsen-Netherlands, a shareholder in Nielsen-Netherlands will receive one Ordinary Share for each share of common stock in the capital of Nielsen-Netherlands they hold.

DESCRIPTION AND CONSEQUENCES OF THE MERGER

Upon the Merger taking effect, (i) Nielsen-Netherlands as disappearing entity will merge into Nielsen-UK as acquiring entity, (ii) each shareholder in Nielsen-Netherlands, other than the withdrawing shareholders, will receive by operation of law one Ordinary Share for each share of common stock in Nielsen-Netherlands held by such shareholder immediately prior to the Merger taking effect, (iii) Nielsen-UK will have acquired all assets and liabilities of Nielsen-Netherlands by operation of law, and (iv) Nielsen-Netherlands will have ceased to exist.

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SUMMARY OF THE MERGER

Any trades in the shares of common stock in Nielsen-Netherlands made in the three business days preceding the Merger will, as a result of the Merger taking effect and the shares of common stock in Nielsen-Netherlands ceasing to exist prior to the settlement of such trades, be settled after the Merger by the delivery of Ordinary Shares.

After the Merger, you will continue to own an interest in a parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Nielsen-Netherlands before the Merger. The number of Ordinary Shares you will own in Nielsen-UK immediately after the Merger will be the same as the number of shares you owned in Nielsen-Netherlands immediately prior to the Merger, and your relative economic interest in the Nielsen group will remain unchanged.

Many of the principal attributes of Nielsen-Netherlands’s shares and Nielsen-UK’s Ordinary Shares will be similar. However, if the Merger is consummated, your future rights as a holder of Ordinary Shares of Nielsen-UK will differ from your current rights as a holder of shares of Nielsen-Netherlands and Nielsen-UK’s proposed articles of association will differ from Nielsen-Netherlands’s articles of association mostly to the extent that English corporate law differs from Dutch corporate law. We have sought to preserve in the articles of association of Nielsen-UK similar material rights and powers of shareholders as those provided under the articles of association of Nielsen-Netherlands. As a result, other than as required by English law or Dutch law, we believe that the rights of shareholders under Nielsen-UK’s articles of association are comparable to those under Nielsen-Netherlands’s articles of association. See “Comparison of Rights of Shareholders.” A copy of Nielsen-UK’s proposed articles of association is attached as Schedule 3 to Annex A to this proxy statement/prospectus.

Upon completion of the Merger, we will remain subject to the SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. GAAP. Upon the completion of the Merger, we must also comply with any additional applicable rules and reporting requirements under English law.

At the effective time of the Merger and pursuant to the terms of the Merger Proposal, each outstanding option to acquire shares of Nielsen-Netherlands and each other equity-based award issued by Nielsen-Netherlands that is outstanding immediately prior to the effective time of the Merger will be converted, as applicable, into an option to acquire or an award covering the same number of Ordinary Shares of Nielsen-UK, which option or award will have the same terms and conditions as the option or award from which it was converted (including, in the case of options, the same exercise price)

REASONS FOR THE MERGER

In reaching its decision to approve the Merger Proposal and recommend the Merger for your approval, the Nielsen-Netherlands board of directors identified several potential benefits of having our publicly-traded parent incorporated in England and Wales, including the following:

•

As a company incorporated in England and Wales, we will have increased flexibility to expand our shareholder base globally. We are currently limited in this regard by the terms of the Dutch Treaty, which contains shareholder residency requirements. These requirements are anticipated to increasingly limit our ability to achieve this objective, particularly now that our initial private equity investors have sold a significant portion of their shares and more of our common stock is traded on the open market.

•

As a publicly-traded company incorporated in England and Wales, we could ensure that our officers and other key personnel are able to spend their time in jurisdictions that best meet the needs of our business and growth strategy. Under the currently applicable Dutch Treaty we may, under certain conditions, need to relocate our senior management to the Netherlands where we currently do not have a substantial presence.

•

England and Wales have a well-developed legal system and corporate law. In addition to being subject to applicable English rules, after the Merger, Nielsen will continue to be listed on the NYSE and therefore be subject to the SEC and NYSE rules and their robust corporate governance requirements. Nielsen-UK is generally expected to have the same directors, executive officers, committees and corporate governance practices as those of Nielsen-Netherlands. Please see “Comparison of Rights of Shareholders.”

Though we expect the Merger should provide us the benefits described above, the Merger will expose Nielsen-Netherlands and its shareholders to some risks. Our board of directors was cognizant of and considered a variety of risks or potential

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SUMMARY OF THE MERGER

risks, including the possibility of uncertainty created by the Merger and the change in our legal domicile, the fact that we expect to incur costs to complete the Merger, the fact that English corporate law imposes different and additional obligations on us and other risks discussed in the discussion under “Risk Factors Relating to the Merger.” After completing its review of the expected benefits and the potential advantages of the Merger, our board of directors unanimously approved the Merger Proposal, and has recommended that shareholders vote for the Merger. Nevertheless, we cannot assure you that the anticipated benefits of the Merger will be realized.

MERGER CONDITIONS

If the Merger is approved by the Annual Meeting of Nielsen-Netherlands, the completion of the Merger will remain subject to the satisfaction or waiver to the extent permitted by applicable law of the following conditions:

•	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto shall be in effect;

•	Nielsen-UK has re-registered as a public company limited by shares;

•	the Ordinary Shares are authorized for listing on the NYSE, subject to official notice of issuance;

•	the Ordinary Shares have been deemed eligible for deposit, book-entry and clearance services by DTC and its affiliates;

•	the amendments to the articles of association for Nielsen-Netherlands have been approved by the Annual Meeting of Nielsen-Netherlands;

•	the terms of the Merger Proposal have been approved at a court-convened shareholders’ meeting of Nielsen-UK in accordance with the UK Regulations;

•

a declaration shall have been received from the local district court in Amsterdam, the Netherlands, that no creditor has opposed the Merger pursuant to the DCC or, in case of any opposition pursuant to the DCC, a declaration that such opposition was withdrawn or discharged;

•

the aggregate number of shares of common stock in Nielsen-Netherlands for which a withdrawal application has been made shall represent less than 5% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the withdrawal period;

•

a Dutch civil law notary selected by Nielsen-Netherlands shall have issued the pre-merger compliance certificate and delivered it to Nielsen-Netherlands, such certificate being the pre-merger scrutiny certificate pursuant to the EU Directive 2005/56/EC of the European Parliament and Council of October 26, 2005 on cross-border mergers of limited liability companies;

•	the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities for the Merger in accordance with the UK Regulations;

•

the issuance of an order by the UK High Court approving the completion of the Merger pursuant to the UK Regulations, following the joint application of Nielsen-Netherlands and Nielsen-UK made within six months after the issuance of the pre-merger confirmation order described above;

•

Nielsen shall have received an opinion from Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations;”

•

Nielsen shall have received an opinion from Clifford Chance, LLP, Amsterdam, the Netherlands, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations;”

•

Nielsen shall have received an opinion from Clifford Chance, LLP, London, England, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – UK Tax Considerations;”

•	any statutory, court or official prohibition to complete the Merger shall have expired or been terminated; and

•

no event, change, circumstance, discovery, announcement, occurrence, effect or state of facts having occurred that, individually or in the aggregate, leads or would reasonably be expected to lead the equity value of Nielsen-Netherlands to

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SUMMARY OF THE MERGER

be lower than the paid-up share capital increased with the aggregate amount of cash compensation due to withdrawing shareholders who have exercised their withdrawal right with respect to the Merger.

The Merger Proposal provides that we may decide to abandon the Merger at any time prior to the meeting. After the Merger is approved by shareholders, we must file with the UK High Court the joint application for the order approving the completion of the Merger in order to effect the Merger unless one of the conditions to closing fails to be satisfied. See “Risk Factors Relating to the Merger – We may choose to abandon the Merger.”

In addition, the expected timing for the completion of the Merger may be impacted by other conditions described in this proxy statement/prospectus.

EFFECTIVE TIME

If the Merger is approved by the requisite vote of our shareholders and the other conditions to implement the Merger are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

The expected timing for the completion of the Merger may be impacted by other conditions described in this proxy statement/prospectus.

CAPITAL REDUCTION (SEE PAGE 32)

Under English law, Nielsen-UK will only be able to declare and pay future dividends, make distributions or repurchase shares out of “distributable reserves” on its statutory balance sheet. Immediately after the Merger, as a newly formed public limited company, Nielsen-UK will not have any distributable reserves because the reserves previously held by Nielsen-Netherlands will not transfer to the statutory balance sheet of Nielsen-UK. In order to have sufficient distributable reserves to declare and pay future dividends following the Merger, Nielsen-UK will capitalize the merger reserve by issuing a non-voting bonus share. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related share premium thereby creating distributable reserves which may be utilized by Nielsen-UK to pay dividends to shareholders following the capital reduction. We will seek to obtain the approval of the UK High Court to the capital reduction as soon as practicable following the Merger. Subject to the availability of the UK High Court, we expect to receive such approval up to ten business days after the completion of the Merger.

The capital reduction is not a requirement for Nielsen-UK to be able to satisfy any dividend obligations declared by Nielsen-Netherlands that remain unpaid at the effective time of the Merger.

REGULATORY MATTERS

We are not aware of any governmental approvals or actions that are required to complete the Merger other than compliance with U.S. federal and state securities laws, various provisions of Dutch law and English corporate law.

MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER (SEE PAGE 38)

U.S. Taxes. Under U.S. federal income tax law, holders of shares of Nielsen-Netherlands generally will not recognize gain or loss on the exchange of such shares for shares of Nielsen-UK in the Merger.

Dutch Taxes. As is discussed below under “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations,” under Dutch tax law, holders of shares in Nielsen-Netherlands will not be subject to Dutch dividend withholding tax as a

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SUMMARY OF THE MERGER

result of the Merger, unless a shareholder exercises its withdrawal right and receives compensation. On payments of cash compensation, dividend withholding tax at a rate of 15% will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes. Certain holders of shares in Nielsen-Netherlands that are subject to tax in the Netherlands and realize a capital gain in connection with the Merger will generally be subject to corporate income tax or income tax in the Netherlands, provided that shareholders receiving shares in Nielsen-UK in exchange for all their shares in Nielsen-Netherlands in the Merger may possibly apply roll-over relief (doorschuiving) as a result of which such gain will not be recognized for Dutch tax purposes.

The Merger constitutes a taxable transaction for Dutch corporate income tax purposes pursuant to which all assets and liabilities are deemed for Dutch tax purposes to be transferred at fair market value. However, by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling) that will apply to gains or losses realized on the deemed transfer of the shares in Valcon Acquisition B.V., it is not expected that the Merger will result in any substantial tax liability that would result in Nielsen-Netherlands paying corporate income tax.

We have received a ruling from the DTA confirming that (1) no corporate income tax will be imposed in respect of the deemed transfer of Valcon Acquisition B.V. by Nielsen-Netherlands as a result of the Merger by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling), and (2) the Merger will not result in the imposition of a dividend withholding tax for shareholders receiving shares in Nielsen-UK in exchange for all their shares in Nielsen-Netherlands in the Merger.

UK Taxes. Stamp duty and/or SDRT are imposed in the UK on certain transfers of securities (which include shares in companies incorporated in the UK) at a rate of 0.5% of the consideration paid for the transfer. Certain transfers of shares to depositaries or into clearance systems are charged a higher rate of 1.5%. Transfers of interests in shares within a depositary or clearance system, and from a depositary to a clearance system, are generally exempt from stamp duty and SDRT.

Transfers of Ordinary Shares held in book entry form through the facilities of DTC will not attract a charge to stamp duty or SDRT in the U.K provided no instrument of transfer is entered into (which should not be necessary) and that no election that applies to the Ordinary Shares is made or has been made by DTC under section 97A of the Finance Act 1986. It is our understanding that no such election has been made by DTC.

Any transfer of, or agreement to transfer, Ordinary Shares that occurs outside the DTC system, including repurchases by Nielsen-UK, will ordinarily attract stamp duty or SDRT at a rate of 0.5%. This duty must be paid (and the transfer document stamped by HMRC) before the transfer can be registered in the books of Nielsen-UK. Typically this stamp duty or SDRT would be paid by the purchaser of the Ordinary Shares.

A transfer of title in the shares from within the DTC system out of the DTC system will not attract stamp duty or SDRT if undertaken for no consideration. If those shares are redeposited into DTC, however, the redeposit will attract stamp duty or SDRT at a rate of 1.5%.

Shareholders should therefore note that the withdrawal of Ordinary Shares from the DTC system, or any transfers outside the DTC system, are likely to cause additional costs and delays in disposing of their Ordinary Shares than would be the case if they hold shares in book entry form through the DTC system.

Other Tax Considerations. For stockholders of Nielsen-Netherlands who are citizens or residents of, or otherwise subject to taxation in, a country other than the United States or the Netherlands, the tax treatment of the Merger will depend on the applicable tax laws in such country.

Please refer to “Material Tax Considerations Relating to the Merger” for a description of the material U.S. federal income tax and certain Dutch and UK tax consequences of the Merger to Nielsen-Netherlands and its shareholders. Determining the actual tax consequences of the Merger to you may be complex and will depend on your specific situation.

You are urged to consult your tax advisor for a full understanding of the tax consequences of the Merger to you.

RIGHTS OF SHAREHOLDERS (SEE PAGE 52)

Many of the principal attributes of Nielsen-Netherlands’s shares and Nielsen-UK’s Ordinary Shares will be similar. However, if the Merger is consummated, your future rights as a holder of Ordinary Shares of Nielsen-UK will differ from your current

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SUMMARY OF THE MERGER

rights as a holder of shares of Nielsen-Netherlands. Nielsen-UK’s proposed articles of association will differ from Nielsen-Netherlands’s articles of association mostly to the extent that English corporate law differs from Dutch corporate law. Other than as required by English law or Dutch law, we believe that the rights of shareholders under Nielsen-UK’s articles of association are comparable to those under Nielsen-Netherlands’s articles of association. See “Comparison of Rights of Shareholders.” A copy of Nielsen-UK’s proposed articles of association is attached as Schedule 3 to Annex A to this proxy statement/prospectus.

EXCHANGE OF SHARES (SEE PAGE 35)

Your ownership of Ordinary Shares will be recorded in book entry form by your bank or broker or other nominee if you are currently a beneficial holder of shares of Nielsen-Netherlands in “street name,” with no need for any additional action on your part. If you hold share certificates or are a registered uncertificated holder, following the effective time of the Merger, Ordinary Shares will be delivered to Computershare Trust Company, N.A., the exchange agent for the Merger, for delivery to you, or in “street name” through DTC, upon return of the deed of transfer and surrender of the certificates representing shares of Nielsen-Netherlands, if applicable. See “Proposals Relating to the Merger – Exchange of Shares; Delivery of Shares to Former Record Holders” for further information, including procedures for surrendering share certificates.

STOCK EXCHANGE LISTING (SEE PAGE 36)

We expect that, immediately following the Merger, the Ordinary Shares of Nielsen-UK will be listed and traded in U.S. dollars on the NYSE under the symbol “NLSN,” the same symbol under which Nielsen-Netherlands shares are currently listed. We do not intend to seek an additional listing on the London Stock Exchange.

WITHDRAWAL RIGHTS

If the Annual Meeting approves the Merger, any shareholder of Nielsen-Netherlands that voted against such proposal has the right to elect not to become a shareholder of Nielsen-UK and file a request for compensation in accordance with the DCC within one month after the Annual Meeting. A withdrawing shareholder can only make use of the withdrawal right in respect of the shares in Nielsen-Netherlands that such shareholder (i) held at the record date of the Annual Meeting and for which such shareholder voted against the Merger and (ii) still holds at the time of submitting the withdrawal application and at the effective time of the Merger. Upon the Merger taking effect, the withdrawing shareholder will not receive Ordinary Shares. Instead, such withdrawing shareholder will receive cash compensation (net of any Dutch dividend withholding tax that is required to be withheld by law) for the common shares in Nielsen-Netherlands for which it duly exercised his withdrawal right and such shares of Nielsen-Netherlands shall cease to exist as a consequence of the Merger taking effect.

In anticipation of the Merger, the Board of Directors proposes to amend the articles of association of Nielsen-Netherlands and include a criterion referred to in the DCC under which the amount of compensation to withdrawing shareholders who elect to exercise their withdrawal right can be established objectively. The criterion is such that, if possible, the amount of compensation corresponds to the value of the shares in Nielsen-Netherlands at the time of the entry into force of the Merger, so that the shareholders of Nielsen-Netherlands are treated equally as much as possible, regardless of whether they voted in favor or against the Merger.

Depending on the number of shares in respect of which a request to be compensated is filed, the amount of compensation per share in Nielsen-Netherlands shall be determined on the basis of (i) the average closing price of a share in Nielsen-Netherlands provided on a daily basis by the New York Stock Exchange over a period of twenty trading days prior to the effective time of the Merger or (ii) the cash proceeds realized by Nielsen-Netherlands from an offering of such number of newly issued shares in Nielsen-Netherlands equal to the number of shares in respect of which a request to be compensated is filed. If the compensation is determined in the manner set out under (ii), the costs and expenses of such offering, consisting of the registration and underwriting fees and other fees, costs and expenses primarily related to such offering, shall be deducted from the proceeds and aggregate amount of compensation. On payments of cash compensation, dividend withholding tax at a rate of 15% will generally be withheld if and to the extent that such payments exceed the average capital

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SUMMARY OF THE MERGER

recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes. See “Proposals Relating to the Merger – Withdrawal Rights.”

ACCOUNTING TREATMENT OF THE MERGER UNDER U.S. GAAP

The Merger will represent a transaction between entities under common ownership. Assets and liabilities transferred between entities under common ownership are accounted for at cost. Accordingly, the assets and liabilities of Nielsen-Netherlands will be reflected at their carrying amounts in the accounts of Nielsen-UK at the effective time of the Merger.

MARKET PRICE AND DIVIDEND INFORMATION

On February 25, 2015, the last trading day before the public announcement of the Merger, the closing price of the Nielsen-Netherlands shares on the NYSE was $46.48 per share. On May 20, 2015, the last practicable date before the date of this proxy statement/prospectus, the closing price of the Nielsen-Netherlands shares was $45.78 per share.

On January 31, 2013, the board of directors of Nielsen-Netherlands adopted a cash dividend policy to pay quarterly cash dividends on its outstanding common stock. Following the completion of the Merger, we intend to continue our policy of making regular quarterly dividends on our outstanding common stock. However, our ability to declare and pay future dividends will depend on our results of operations, financial condition, cash requirements, future business prospects, contractual restrictions, other factors deemed relevant by our board of directors and restrictions imposed by English law.

Notwithstanding the Merger, as long as you are a holder of Nielsen shares on the applicable record date, you will receive any dividends declared during 2015 regardless of which Nielsen entity declares or pays them.

As discussed above in “– Capital Reduction,” following completion of the Merger, Nielsen-UK will undertake a court-approved capital reduction to create distributable reserves to enable Nielsen-UK to declare and pay future dividends following the capital reduction.

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SUMMARY OF THE MERGER

SELECTED HISTORICAL FINANCIAL DATA

The following tables set forth selected historical financial data for Nielsen-Netherlands. The selected financial data as of and for the periods indicated below have been derived from Nielsen-Netherlands’s audited consolidated financial statements and related notes contained in its Annual Report on Form 10-K for the year ended December 31, 2014, which is incorporated by reference into this proxy statement/prospectus. The selected historical financial data as of and for the periods indicated below have also been derived from portions of Nielsen-Netherlands’s Annual Report on Form 10-K for the year ended December 31, 2014. Historical results are not necessarily indicative of the results that may be expected for any future period.

This selected financial data should be read in conjunction with Nielsen-Netherlands’s audited consolidated financial statements, the notes related thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Nielsen-Netherlands’s Annual Report on Form 10-K for the year ended December 31, 2014. See “Incorporation by Reference.”

	Year Ended December 31,
	2014 (1)	2013 (2)	2012 (3)	2011 (4)	2010 (5)
	(In millions, except per share amounts)
Statement of Operations Data
Revenues	$6,288	$5,703	$5,407	$5,328	$4,935
Depreciation and amortization (6)	573	510	493	502	530
Operating income	1,089	861	880	726	673
Interest expense	300	309	390	449	619
Income from continuing operations	381	431	242	61	146
Income/(loss) from discontinued operations	—	305	30	26	(13)
Income from continuing operations per common share (basic)	1.01	1.16	0.67	0.17	0.53
Income from continuing operations per common share (diluted)	1.00	1.14	0.66	0.17	0.52
Cash dividends declared per common share	0.95	0.72	0	0	0.03
Balance Sheet Data
Total assets	$15,376	$15,530	$14,585	$14,504	$14,429
Long-term debt including capital leases	6,862	6,640	6,579	6,762	8,550

(1)

Income for year ended December 31, 2014 included $89 million in restructuring charges, $97 million of charges associated with certain debt retirement transactions and a $52 million charge associated with the change to the Venezuelan currency exchange rate mechanism.

(2)	Income for year ended December 31, 2013 included $119 million in restructuring charges.

(3)	Income for year ended December 31, 2012 included $85 million in restructuring charges and $121 million of charges associated with certain debt retirement transactions.

(4)

Income for year ended December 31, 2011 included $83 million in restructuring charges and $333 million of charges associated with the initial public offering of the Company’s common stock and related debt retirement transactions and termination payments with respect to the agreement with the Sponsors.

(5)

Income for year ended December 31, 2010 included $59 million in restructuring charges, $136 million of foreign currency transaction gains and $90 million of charges associated with certain debt retirement transactions.

(6)

Depreciation and amortization expense included charges for the depreciation and amortization of tangible and intangible assets acquired in business combinations of $204 million, $162 million, $145 million, $161 million, and $196 million for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

SUMMARY PRO FORMA FINANCIAL INFORMATION

Pro forma financial statements for Nielsen-UK are not presented in this proxy statement/prospectus because no significant pro forma adjustments are required to be made to the historical audited consolidated financial statements of Nielsen-Netherlands for the year ended December 31, 2014.

22

Risk Factors Relating to the Merger

Before you decide how to vote on the Merger, you should carefully consider the following risk factors, in addition to the other information contained in this proxy statement/prospectus and the documents incorporated by reference, including the information set forth in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2014.

The anticipated benefits of the Merger may not be realized.

We may not realize the benefits we anticipate from the Merger. Our failure to realize those benefits could have an adverse effect on our business, results of operations or financial condition.

Your rights as a shareholder will change as a result of the Merger.

The consummation of the Merger will change the governing law that applies to our shareholders from Dutch law (which applies to the shares of Nielsen-Netherlands) to English law (which applies to Nielsen-UK’s Ordinary Shares). Many of the principal attributes of Nielsen-Netherlands’s shares and Nielsen-UK’s Ordinary Shares will be similar. However, if the Merger is consummated, your future rights as a shareholder under English corporate law will differ from your current rights as a shareholder under Dutch corporate law. In addition, Nielsen-UK’s proposed articles of association will differ from Nielsen-Netherlands’s articles of association. See “Comparison of Rights of Shareholders.”

We will be subject to various UK taxes as a result of the Merger.

Nielsen-UK will be within the scope of UK corporation tax following the Merger. However, based on current UK tax law and practice, Nielsen-UK does not expect it will be subject to material levels of UK tax. In particular, Nielsen-UK expects that the application of the UK’s “controlled foreign company” rules (under which, in some circumstances, low-taxed profits of foreign companies that are regarded as being controlled by a UK company may be taxed in the UK) should not result in Nielsen-UK being subject to material levels of UK tax. Nielsen-UK also expects that it should be able to repatriate cash to Nielsen-UK from the rest of the Nielsen group in a UK tax efficient manner.

We will remain subject to changes in law and other factors after the Merger that may not allow us to maintain a worldwide effective corporate tax rate that is competitive in our industry.

While we believe that the Merger should not affect our ability to maintain a worldwide effective corporate tax rate that is competitive in our industry, we cannot give any assurance as to what our effective tax rate will be after the Merger. Also, the tax laws of the United States., the UK and other jurisdictions could change in the future, and such changes could cause a material change in our worldwide effective corporate tax rate. In particular, legislative action could be taken by the United States, the European Union or the UK which could override tax treaties upon which we expect to rely and adversely affect our effective tax rate. As a result, our actual effective tax rate may be materially different from our expectation.

We may choose to abandon the Merger.

We may decide to abandon the Merger at any time prior to the annual meeting. After the Merger is approved by shareholders, we will not effect the Merger if one of the conditions to closing fails to be satisfied and is not otherwise waived.

English law will require that we meet certain additional financial requirements before we declare dividends and repurchase shares following the Merger.

Under English law, Nielsen-UK will only be able to declare dividends, make distributions or repurchase shares out of distributable reserves on our statutory balance sheet. Distributable reserves are a company’s accumulated, realized profits, so far as not previously utilized by distribution or capitalization, less its accumulated, realized losses, so far as not previously written off in a reduction or reorganization of capital duly made. Immediately after the Merger, as a newly formed public

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RISK FACTORS RELATING TO THE MERGER

limited company, Nielsen-UK will not have any distributable reserves because, under English law, the reserves previously held by Nielsen-Netherlands will not transfer to the statutory balance sheet of Nielsen-UK as a distributable reserve. The Merger will however result in a “merger reserve” on the statutory balance sheet of Nielsen-UK in an amount approximately equal to the amount by which the net book value of the assets and liabilities transferred to Nielsen-UK from Nielsen-Netherlands pursuant to the Merger exceeds the nominal value of the Ordinary Shares issued pursuant to the Merger. We intend to create distributable reserves at Nielsen-UK by capitalizing the merger reserve through issuing a non-voting bonus share. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related share premium thereby creating distributable reserves which may be utilized by Nielsen-UK to pay dividends to shareholders following the capital reduction. Subject to the availability of the UK High Court, we expect to receive such approval up to ten business days after the completion of the Merger. If that approval is not received however, Nielsen-UK will not have sufficient distributable reserves to declare and pay quarterly dividends for the foreseeable future and Nielsen-UK would be required to undertake other efforts to allow it to declare dividends or repurchase shares following the Merger. These efforts may include certain intra-group reorganizations which are generally established alternatives for the creation of distributable reserves in an English public limited company, but which we believe to be less advantageous than a court-approved reduction in capital.

If Nielsen-UK’s Ordinary Shares are not eligible for deposit and clearing within the facilities of DTC, then transactions in our securities may be disrupted.

The facilities of DTC are a widely-used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms.

Upon the consummation of the Merger, the Ordinary Shares of Nielsen-UK will be eligible for deposit and clearing within the DTC system. We expect to enter into arrangements with DTC whereby we will agree to indemnify DTC for any stamp duty and/or SDRT that may be assessed upon it as a result of its service as a depository and clearing agency for our Ordinary Shares. We expect these actions, among others, will result in DTC agreeing to accept the Ordinary Shares for deposit and clearing within its facilities upon consummation of the Merger.

DTC is not obligated to accept the Ordinary Shares for deposit and clearing within its facilities at the closing and, even if DTC does initially accept the Ordinary Shares, it will generally have discretion to cease to act as a depository and clearing agency for the Ordinary Shares. If DTC determined prior to the consummation of the Merger that the Ordinary Shares are not eligible for clearance within the DTC system, then we would not expect to complete the transactions contemplated by this proxy statement/prospectus in their current form. However, if DTC determined at any time after the consummation of the Merger that the Ordinary Shares were not eligible for continued deposit and clearance within its facilities, then we believe the Ordinary Shares would not be eligible for continued listing on a U.S. securities exchange or inclusion in the Standard & Poor’s 500 Index and trading in the Ordinary Shares would be disrupted. While we would pursue alternative arrangements to preserve our listing and maintain trading, any such disruption could have a material adverse effect on the trading price of the Ordinary Shares.

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Cautionary Information Regarding Forward-Looking Statements

This proxy statement/prospectus includes or incorporates by reference “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this proxy statement/prospectus or in the documents incorporated by reference, including those regarding any expected benefits, effects or results of the Merger, the timing of the Merger, the tax and accounting treatment of the Merger and expenses related to the Merger, our operations, costs and effective tax rates going forward, and our financial position, business strategy, plans and objectives of management for future operations and industry conditions, are forward-looking statements. When used in this proxy statement/prospectus or in the documents incorporated by reference, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “could,” “may,” “will,” “plan,” “forecast,” “project,” “should” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.

The following factors could affect our future results of operations and could cause those results to differ materially from those expressed in the forward-looking statements included in this proxy statement/prospectus or incorporated by reference:

•	an inability to realize expected benefits from the Merger or the occurrence of difficulties in connection with the Merger;

•

changes in tax law, tax treaties or tax regulations or the interpretation or enforcement thereof, including tax authorities not agreeing with our assessment of the effects of such laws, treaties and regulations;

•	the timing and scope of technological advances;

•	management of ongoing organizational changes;

•	consolidation in our customers’ industries that may reduce the aggregate demand for our services and put pricing pressure on us;

•	customer procurement strategies that could put additional pricing pressure on us;

•

general economic conditions, including the effects of the current economic environment on advertising spending levels, the costs of, and demand for, consumer packaged goods, media, entertainment and technology products and any interest rate or exchange rate fluctuations;

•	goodwill and other intangible asset impairments;

•	our substantial indebtedness;

•	certain covenants in our debt documents and our ability to comply with such covenants;

•	regulatory review by governmental agencies that oversee information gathering and changes in data protection laws;

•	the ability to maintain the confidentiality of our proprietary information gathering processes and intellectual property;

•	intellectual property infringement claims by third parties;

•

risks to which our international operations are exposed, including local political and economic conditions, the effects of foreign currency fluctuations and the ability to comply with local laws and the ability to comply with applicable anti-bribery and economic sanctions laws;

•	criticism of our audience measurement services;

•	the ability to attract and retain customers, key personnel and sample participants;

•	the effect of disruptions to our information processing systems;

•	the effect of disruptions in the mail, telecommunication infrastructure and/or air services;

•	the impact of tax planning initiatives and resolution of audits of prior tax years;

•	future litigation or government investigations;

•	the impact of competition;

•	the financial statement impact of changes in generally accepted accounting principles;

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CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

•	the ability to successfully integrate our Company with acquired entities in accordance with our strategy;

•

factors discussed under “Risk Factors Relating to the Merger” and the “Background and Reasons for the Merger” subsection under “Proposals Relating to the Merger” and elsewhere in this proxy statement/prospectus; and

•	risk factors discussed in the documents that we incorporate by reference into this proxy statement/prospectus.

Such risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks before deciding how to vote.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we do not undertake any obligation to publicly update or revise any forward-looking statements except as required by law.

26

Proposals Relating to the Merger

The following includes a summary of the material provisions of the Merger Proposal, a copy of which is attached as Annex A and incorporated by reference into this proxy statement/prospectus. We encourage you to read the Merger Proposal and the Articles of Association of Nielsen-UK in their entirety. In the event of any discrepancy between the terms of the Merger Proposal and the following summary, the Merger Proposal will prevail.

INTRODUCTION

Our board of directors has unanimously approved the Merger Proposal and recommends that you approve the Merger of Nielsen-Netherlands into Nielsen-UK. The Merger will result in Nielsen-UK becoming the publicly-traded parent of the Nielsen group and thereby effectively change the place of incorporation of our publicly-traded parent company from the Netherlands to England and Wales.

The Merger you are being asked to approve at the meeting would result in Nielsen-Netherlands merging with and into Nielsen-UK, with Nielsen-UK surviving the Merger and Nielsen-Netherlands being the disappearing entity. The Merger will also result in your shares of Nielsen-Netherlands being exchanged for Ordinary Shares of Nielsen-UK, and all of the assets and liabilities of Nielsen-Netherlands being transferred to Nielsen-UK.

After the Merger, you will continue to own an interest in a parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Nielsen-Netherlands before the Merger. In addition, the Merger will not dilute your economic interest in the Nielsen group. The number of shares you will own immediately after the Merger will be the same as the number of shares you owned in Nielsen-Netherlands immediately prior to the Merger. Further, the number of outstanding Ordinary Shares of Nielsen-UK will be the same as the number of outstanding shares of Nielsen-Netherlands immediately before consummation of the Merger, except that:

•

In connection with its formation and as required by English law, Nielsen-UK has issued one initial subscriber share of £1.00 to Nielsen-Netherlands and, prior to the Merger, will be required to issue 50,000 sterling non-voting shares of £1.00 each to meet the requirements of a public company under English law. The subscriber share will not have any voting rights and will be bought back and cancelled immediately after the effective time of the Merger. The sterling non-voting shares will be issued as redeemable shares with no voting rights and no entitlement to any dividends or distributions and will be automatically redeemed upon the creation of distributable reserves through the capitalization of the merger reserve created as a result of the Merger and the subsequent capital reduction as set out in “Capital Reduction” below. Accordingly, neither the subscriber share nor the sterling non-voting shares will cause any dilution of your economic interests in the Nielsen group.

•

If the shareholders approve the Merger, any shareholder of Nielsen-Netherlands that voted against such proposal has the right to elect not to become a shareholder of Nielsen-UK and file a request for compensation with Nielsen-Netherlands in accordance with the DCC within one month after the Annual Meeting. A withdrawing shareholder can only make use of the withdrawal right in respect of the shares in Nielsen-Netherlands that such shareholder (i) held at the record date of the Annual Meeting and for which such shareholder voted against the Merger and (ii) still holds at the time of submitting the withdrawal application and at the effective time of the Merger. Upon the Merger taking effect, the withdrawing shareholder will not receive Ordinary Shares. Instead, such withdrawing shareholder will receive cash compensation (net of any Dutch dividend withholding tax that is required to be withheld by law) for the common shares in Nielsen-Netherlands for which it duly exercised his withdrawal right and such shares of Nielsen-Netherlands shall cease to exist as a consequence of the Merger taking effect. See “– Withdrawal Rights.”

•

As of the date of this proxy statement/prospectus, Nielsen-Netherlands holds treasury shares. Such treasury shares will be cancelled as part of the Merger, which will have the effect of decreasing the total number of Ordinary Shares outstanding after the Merger as compared to the number of shares of Nielsen-Netherlands issued before the Merger.

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PROPOSALS RELATING TO THE MERGER

As of May 19, 2015, the last practicable date before the date of this proxy statement/prospectus, there were 368,056,222 shares of Nielsen-Netherlands outstanding. For a description of the Ordinary Shares of Nielsen-UK, see “Description of Nielsen-UK Ordinary Shares.”

If the Merger is approved by the requisite vote of our shareholders and the other conditions to closing are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

PARTIES TO THE MERGER

Nielsen-Netherlands. Nielsen-Netherlands, through its direct and indirect subsidiaries, is a leading global performance management company. We provide to clients a comprehensive understanding of what consumers watch and what they buy and how those choices intersect. We deliver critical media and marketing information, analytics and manufacturer and retailer expertise about what and where consumers buy and what consumers read, watch and listen to on a local and global basis. Our information, insights and solutions help our clients maintain and strengthen their market positions and identify opportunities for profitable growth. We have a presence in more than 100 countries and our services cover more than 90 percent of the globe’s GDP and population. We have significant investments in resources and associates all over the world, including in many emerging markets, and hold leading market positions in many of our services and geographies. Based on the strength of the Nielsen brand, our scale and the breadth and depth of our solutions, we believe we are the global leader in measuring and analyzing consumer behavior in the segments in which we operate.

Our Company was founded in 1923 by Arthur C. Nielsen, Sr., who invented an approach to measuring competitive sales results that made the concept of “market share” a practical management tool. For over 90 years, we have advanced the practice of market research and media audience measurement to provide our clients a better understanding of their consumers.

Nielsen-UK. Nielsen-UK is a company newly organized under the laws of England as a private limited company and is currently wholly-owned by Nielsen-Netherlands. Nielsen-UK has only nominal assets and has not engaged in any business or other activities other than in connection with its formation and the Merger. Prior to and in connection with the Merger, Nielsen-UK will be re-registered as a public limited company and, as a result of the Merger, will become the parent holding company of the Nielsen group.

Our principal executive offices in the United States are currently located at 85 Broad Street, New York, NY 10004. Our telephone number at that address is 1 (646) 654-5000.

BACKGROUND AND REASONS FOR THE MERGER

In reaching its decision to approve the Merger Proposal and recommend the Merger for your approval, the Nielsen-Netherlands board of directors identified several potential benefits of having our publicly-traded parent incorporated in England and Wales, including the following:

•

As a company incorporated in England and Wales, we will have increased flexibility to expand our shareholder base globally. We are currently limited in this regard by the terms of the Dutch Treaty, which contains shareholder residency requirements. These requirements are anticipated to increasingly limit our ability to achieve this objective, particularly now that our initial private equity investors have sold a significant portion of their shares and more of our common stock is traded on the open market.

•

As a publicly-traded company incorporated in England and Wales, we could ensure that our officers and other key personnel are able to spend their time in jurisdictions that best meet the needs of our business and growth strategy.

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PROPOSALS RELATING TO THE MERGER

Under the currently applicable Dutch Treaty we may, under certain conditions, need to relocate our senior management to the Netherlands where we currently do not have a substantial presence.

•

England and Wales have a well-developed legal system and corporate law. In addition to being subject to applicable English rules, after the Merger, Nielsen will continue to be listed on the NYSE and therefore be subject to the SEC and NYSE rules and their robust corporate governance requirements. Nielsen-UK is generally expected to have the same directors, executive officers, committees and corporate governance practices as those of Nielsen-Netherlands. Please see “Comparison of Rights of Shareholders.”

Though we expect the Merger should provide us the benefits described above, the Merger will expose Nielsen-Netherlands and its shareholders to some risks. Our board of directors was cognizant of and considered a variety of risks or potential risks, including the possibility of uncertainty created by the Merger and the change in our legal domicile, the fact that we expect to incur costs to complete the Merger, the fact that English corporate law imposes different and additional obligations on us and other risks discussed in the discussion under “Risk Factors Relating to the Merger.” After completing its review of the expected benefits and the potential advantages of the Merger, our board of directors unanimously approved the Merger Proposal, and has recommended that shareholders vote for the Merger. Nevertheless, we cannot assure you that the anticipated benefits of the Merger will be realized.

THE MERGER

There are several principal steps to effect the Merger:

•	Nielsen-Netherlands formed Nielsen-UK as a wholly-owned subsidiary of Nielsen-Netherlands;

•	Shareholders vote on the Merger at the Annual Meeting;

•

If the Merger is approved by the requisite vote of our shareholders and the other conditions to closing are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

As a result of the Merger:

•	all assets and liabilities of Nielsen-Netherlands shall transfer by universal succession of title to Nielsen-UK;

•	Nielsen-Netherlands shall cease to exist;

•

each shareholder will receive, as consideration in the Merger, one Ordinary Share of Nielsen-UK in exchange for each share of Nielsen-Netherlands held immediately prior to the effective time of the Merger (excluding treasury shares held by Nielsen-Netherlands);

•	each share of Nielsen-Netherlands will be cancelled and will cease to exist; and

•	Nielsen-UK will have assumed all rights and obligations of Nielsen-Netherlands (including under the employee benefit plans of Nielsen-Netherlands)) by operation of law.

MERGER PROCEDURE

The Merger Proposal and Reports on the Merger

The boards of directors of Nielsen-Netherlands and Nielsen-UK have unanimously approved the Merger Proposal, which sets out the terms and conditions of the cross-border merger between Nielsen-UK and Nielsen-Netherlands in accordance with the EU Directive 2005/56/EC of October 26, 2005 on cross-border mergers of limited liability companies, implemented for Dutch law purposes under the DCC and for English law purposes by the UK Regulations, with Nielsen-Netherlands being the disappearing entity and Nielsen-UK being the surviving entity. A copy of the Merger Proposal is attached to and is part of this

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PROPOSALS RELATING TO THE MERGER

proxy statement/prospectus as Annex A. The Merger Proposal (together with the relevant Annexes) will be filed for the UK Regulations purposes with the UK registrar of companies not less than two months before the date of a court-convened shareholders’ meeting and will be communicated to the public in the United Kingdom through a notice by the UK registrar of companies in the London Gazette at least one month before the date of such court-convened shareholders meeting. For Dutch law purposes, the Merger Proposal (together with the relevant annexes) is to be filed with the Dutch Trade Register and communicated to the public in the Netherlands through a notice in a nationally distributed newspaper and a notice in the Dutch State Gazette (Staatscourant).

Simultaneously with the approval of the Merger Proposal, the board of directors of Nielsen-UK unanimously approved its report prepared in accordance with the UK Regulations and the board of directors of Nielsen-Netherlands unanimously approved its explanatory report in accordance with the DCC. Furthermore, the independent experts appointed by the boards of directors of Nielsen-UK and Nielsen-Netherlands are in the process of preparing reports on the Merger as required under the UK Regulations and the DCC, both reports including a statement of the reasonableness of the exchange ratio to be applied in the Merger and in relation to the report prepared in accordance with the DCC, assessing the amount of shareholders equity of Nielsen-Netherlands being at least equal to the nominal paid-up amount of the aggregate number of shares in Nielsen-UK to be acquired by its shareholders under the Merger, increased by the aggregate amount of the compensation that withdrawing shareholders may claim pursuant to the DCC. A copy of the Merger Proposal, the report of the directors of Nielsen-UK, the explanatory report of the directors of Nielsen-Netherlands and the finalized reports of the independent experts will be available (i) at the offices of Nielsen-Netherlands at Diemerhof 2, 1112 XL Diemen, the Netherlands as from the moment the Merger Proposal is filed and (ii) at the registered office of Nielsen-UK at AC Nielsen House, London Road, Oxford, Oxfordshire, OX3 9RX, United Kingdom one month before the court-convened shareholders’ meeting of Nielsen-UK.

Implementation of the Merger

If the Merger is approved by the requisite vote of our shareholders and the other conditions to closing are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

MERGER CONSIDERATION

The exchange ratio to be applied in the Merger shall be 1:1. As a result thereof, upon the Merger taking effect, by virtue of such Merger and without any further action on the part of Nielsen-UK or any shareholder in Nielsen-Netherlands, a shareholder in Nielsen-Netherlands will receive one Ordinary Share for each share of common stock in the capital of Nielsen-Netherlands they hold.

DESCRIPTION AND CONSEQUENCES OF THE MERGER

Upon the Merger taking effect, (i) Nielsen-Netherlands as disappearing entity will merge into Nielsen-UK as acquiring entity, (ii) each shareholder in Nielsen-Netherlands, other than the withdrawing shareholders, will receive by operation of law one Ordinary Share for each share of common stock in Nielsen-Netherlands held by such shareholder immediately prior to the Merger taking effect, (iii) Nielsen-UK will have acquired all assets and liabilities of Nielsen-Netherlands by operation of law, and (iv) Nielsen-Netherlands will have ceased to exist.

Any trades in the shares of common stock in Nielsen-Netherlands made in the three business days preceding the Merger will, as a result of the Merger taking effect and the shares of common stock in Nielsen-Netherlands ceasing to exist prior to the settlement of such trades, be settled after the Merger by the delivery of Ordinary Shares.

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PROPOSALS RELATING TO THE MERGER

ADDITIONAL AGREEMENTS

Pursuant to the Merger Proposal, Nielsen-Netherlands and Nielsen-UK have agreed, among other things, that:

•

Each outstanding option to acquire shares of Nielsen-Netherlands and each other equity-based award issued by Nielsen-Netherlands that is outstanding immediately prior to the effective time of the Merger will be converted, as applicable, into an option to acquire or an award covering the same number of Ordinary Shares of Nielsen-UK, which option or award will have the same terms and conditions as the option or award from which it was converted (including, in the case of options, the same exercise price);

•	Nielsen-UK will assume the guarantee obligations of Nielsen-Netherlands under the senior notes issued by subsidiaries of Nielsen-Netherlands; and

•

Nielsen-UK will enter into indemnity agreements with the directors, all of which currently have indemnity agreements with Nielsen-Netherlands, upon terms substantially similar to the Nielsen-Netherlands agreements to the extent permitted by English law.

MERGER CONDITIONS

If the Merger is approved by the Annual Meeting of Nielsen-Netherlands, the completion of the Merger will remain subject to the satisfaction or waiver to the extent permitted by applicable law of the following conditions:

•	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto shall be in effect;

•	Nielsen-UK has re-registered as a public company limited by shares;

•	the Ordinary Shares are authorized for listing on the NYSE, subject to official notice of issuance;

•	the Ordinary Shares have been deemed eligible for deposit, book-entry and clearance services by DTC and its affiliates;

•	the amendments to the articles of association for Nielsen-Netherlands have been approved by the Annual Meeting of Nielsen-Netherlands;

•	the terms of the Merger Proposal have been approved at a court-convened shareholders’ meeting of Nielsen-UK in accordance with the UK Regulations;

•

a declaration shall have been received from the local district court in Amsterdam, the Netherlands, that no creditor has opposed the Merger pursuant to the DCC or, in case of any opposition pursuant to the DCC, a declaration that such opposition was withdrawn or discharged;

•

the aggregate number of shares of common stock in Nielsen-Netherlands for which a withdrawal application has been made shall represent less than 5% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the withdrawal period;

•

a Dutch civil law notary selected by Nielsen-Netherlands shall have issued the pre-merger compliance certificate and delivered it to Nielsen-Netherlands, such certificate being the pre-merger scrutiny certificate pursuant to the EU Directive 2005/56/EC of the European Parliament and Council of October 26, 2005 on cross-border mergers of limited liability companies;

•	the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities for the Merger in accordance with the UK Regulations;

•

the issuance of an order by the UK High Court approving the completion of the Merger pursuant to the UK Regulations, following the joint application of Nielsen-Netherlands and Nielsen-UK made within six months after the issuance of the pre-merger confirmation order described above;

•

Nielsen shall have received an opinion from Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations;”

•

Nielsen shall have received an opinion from Clifford Chance, LLP, Amsterdam, the Netherlands, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations;”

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PROPOSALS RELATING TO THE MERGER

•

Nielsen shall have received an opinion from Clifford Chance, LLP, London, England, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – UK Tax Considerations;”

•	any statutory, court or official prohibition to complete the Merger shall have expired or been terminated; and

•

no event, change, circumstance, discovery, announcement, occurrence, effect or state of facts having occurred that, individually or in the aggregate, leads or would reasonably be expected to lead the equity value of Nielsen-Netherlands to be lower than the paid-up share capital increased with the aggregate amount of cash compensation due to withdrawing shareholders who have exercised their withdrawal right with respect to the Merger.

EFFECTIVE TIME

If the Merger is approved by the requisite vote of our shareholders and the other conditions to closing are satisfied, we will (1) request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with, and (2) request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with the UK Regulations. Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

The expected timing for the completion of the Merger may be impacted by other conditions described in this proxy statement/prospectus.

TERMINATION

We may decide to abandon the Merger at any time prior to the meeting. After the Merger is approved by shareholders, we must file with the UK High Court the joint application for the order approving the completion of the Merger in order to effect the Merger unless one of the conditions to closing fails to be satisfied. Please see “Summary – Merger Conditions.”

CAPITAL REDUCTION

Under English law, Nielsen-UK will only be able to declare future dividends, make distributions or repurchase shares out of “distributable reserves” on its statutory balance sheet. Immediately after the Merger, as a newly formed public limited company, Nielsen-UK will not have any distributable reserves because, under English law, the reserves previously held by Nielsen-Netherlands will not transfer to the statutory balance sheet of Nielsen-UK as a distributable reserve. The Merger will however give rise to a merger reserve on the balance sheet of Nielsen-UK in an amount equal to the amount by which the net book value of the assets and liabilities transferred to Nielsen-UK from Nielsen-Netherlands pursuant to the Merger exceeds the nominal value of the Ordinary Shares issued pursuant to the Merger. In order to have sufficient distributable reserves to declare and pay future quarterly dividends, Nielsen-UK will capitalize the merger reserve by issuing a non-voting bonus share. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related share premium thereby creating distributable reserves which may be utilized by Nielsen-UK to pay dividends to shareholders following the capital reduction.

The current shareholder of Nielsen-UK (which is Nielsen- Netherlands) will pass a resolution to approve the proposed reduction of capital of Nielsen-UK following the Merger. If the Merger is completed, we will seek to obtain the approval of the UK High Court to the capital reduction as soon as practicable following the Merger. Subject to the availability of the UK High Court, we expect to receive the approval of the UK High Court up to ten business days after the completion of the Merger.

The capital reduction is not a requirement for Nielsen-UK to be able to satisfy any dividend obligations declared by Nielsen-Netherlands that remain unpaid at the effective time of the Merger.

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PROPOSALS RELATING TO THE MERGER

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

No change of control payments or additional compensation, including relocation costs and expenses, will be payable to our directors and executive officers in connection with the Merger.

REGULATORY MATTERS

We are not aware of any governmental approvals or actions that are required to complete the Merger other than compliance with U.S. federal and state securities laws, various provisions of Dutch law and English corporate law.

MANAGEMENT OF NIELSEN-UK

Immediately prior to the effective time of the Merger, the officers and directors of Nielsen-Netherlands will be appointed as the officers and directors of Nielsen-UK.

If the Merger is completed, the members of the Nielsen-UK board of directors will hold office until the end of the next annual meeting of shareholders whereby they will retire unless they are reappointed during the meeting.

Nielsen-UK will enter into indemnity agreements with the directors, all of which currently have indemnity agreements with Nielsen-Netherlands, upon terms substantially similar to the Nielsen-Netherlands agreements to the extent permitted by English law.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

To be validly approved, the Merger requires a resolution of the general meeting of shareholders of Nielsen-Netherlands approving the proposed merger with a simple majority (>50%) of votes cast if at least 50% of the issued share capital is represented (either in person or by proxy) at the meeting. If less than 50% of the issued share capital is represented, a majority of 2/3 of votes cast is required. See “The Meeting of Shareholders – Record Date; Voting Rights; Vote Required for Approval.”

Our board of directors has unanimously approved the Merger Proposal and recommends that shareholders vote “FOR” the Merger.

MARKET PRICE AND DIVIDEND INFORMATION

On February 25, 2015, the last trading day before the public announcement of the Merger, the closing price of the Nielsen-Netherlands shares on the NYSE was $46.48 per share. On May 20, 2015, the last practicable date before the date of this proxy statement/prospectus, the closing price of the Nielsen-Netherlands shares was $45.78 per share.

On January 31, 2013, the Board of Directors of Nielsen-Netherlands adopted a cash dividend policy to pay quarterly cash dividends on its outstanding common stock. Following the completion of the Merger, we intend to continue our policy of making regular quarterly dividends on our outstanding common stock. However, our ability to declare and pay future dividends will depend on our results of operations, financial condition, cash requirements, future business prospects, contractual restrictions, other factors deemed relevant by our board of directors and restrictions imposed by English law.

Notwithstanding the Merger, as long as you are a holder of Nielsen shares on the applicable record date, you will receive any dividends declared during 2015 regardless of which Nielsen entity declares or pays them.

As discussed above in “– Capital Reduction,” following completion of the Merger, Nielsen-UK will undertake a court-approved capital reduction to create distributable reserves to enable Nielsen-UK to declare and pay future dividends following the capital reduction.

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PROPOSALS RELATING TO THE MERGER

COMPARISON OF RIGHTS OF HOLDERS OF NIELSEN-NETHERLANDS SHARES WITH HOLDERS OF ORDINARY SHARES OF NIELSEN-UK

The completion of the Merger will change the governing corporate law that applies to shareholders of our parent company from Dutch law to English Law. The legal system governing corporations organized under English law differs from the legal system governing corporations organized under Dutch law. As a result, we are unable to adopt governing documents for Nielsen-UK that are identical to the governing documents for Nielsen-Netherlands. We have, however, sought to preserve in the articles of association of Nielsen-UK a similar allocation of material rights and powers between the shareholders and our board of directors that exists under Nielsen-Netherlands’s articles of association. Nevertheless, the proposed articles of association for Nielsen-UK differ from Nielsen-Netherlands’s articles of association, both in form and substance. We summarize the differences between the governing documents for Nielsen-Netherlands and Nielsen-UK, and the changes in your rights as a shareholder resulting from the Merger, under “Comparison of Rights of Shareholders.” We believe that these changes either (i) are required by English law or otherwise result from differences between the corporate laws of England and the corporate laws of the Netherlands, or (ii) relate to the change of the place of incorporation of the publicly traded parent of the Nielsen group from the Netherlands to England and Wales.

Nielsen-UK’s proposed articles of association will differ from Nielsen-Netherlands’s articles of association mostly to the extent that English corporate law differs from Dutch corporate law. Other than as required by English law or Dutch law, we believe that the rights of shareholders under Nielsen-UK’s articles of association are comparable to those under Nielsen-Netherlands’s articles of association. Under the English Companies Act of 2006 (the “English Companies Act”), the financial liability of a shareholder of Nielsen-UK is limited to the amount, if any, unpaid on the shares held by them. Once shares are credited as fully paid up, there is no further financial liability on the part of shareholders. Ordinary Shares issued upon the Merger will be credited as fully paid up on issuance.

The characteristics of and the differences between Nielsen-Netherlands shares and the Ordinary Shares of Nielsen-UK are summarized under “Description of Nielsen-UK Ordinary Shares” and “Comparison of Rights of Shareholders.”

WITHDRAWAL RIGHTS

If the Annual Meeting approves the Merger, any shareholder of Nielsen-Netherlands that voted against such proposal has the right to elect not to become a shareholder of Nielsen-UK and file a request for compensation in accordance with the DCC within one month after the Annual Meeting. A withdrawing shareholder can only make use of the withdrawal right in respect of the shares in Nielsen-Netherlands that such shareholder (i) held at the record date of the Annual Meeting and for which such shareholder voted against the Merger and (ii) still holds at the time of submitting the withdrawal application and at the effective time of the Merger. Upon the Merger taking effect, the withdrawing shareholder will not receive Ordinary Shares. Instead, such withdrawing shareholder will receive cash compensation (net of any Dutch dividend withholding tax that is required to be withheld by law) for the common shares in Nielsen-Netherlands for which it duly exercised his withdrawal right and such shares of Nielsen-Netherlands shall cease to exist as a consequence of the Merger taking effect.

In anticipation of the Merger, the Board of Directors proposes to amend the articles of association of Nielsen-Netherlands and include a criterion under which the amount of compensation to withdrawing shareholders who elect to exercise their withdrawal right can be established objectively. The criterion is such that, if possible, the amount of compensation corresponds to the value of the shares in Nielsen-Netherlands at the time of the entry into force of the Merger, so that the shareholders of Nielsen-Netherlands are treated equally as much as possible, regardless of whether they voted in favor or against the Merger.

Depending on the number of shares in respect of which a request to be compensated is filed, the amount of compensation per share in Nielsen-Netherlands shall be determined on the basis of (i) the average closing price of a share in Nielsen-Netherlands provided on a daily basis by the New York Stock Exchange over a period of twenty trading days prior to the effective time of the Merger or (ii) the cash proceeds realized by Nielsen-Netherlands from an offering of such number of newly issued shares in Nielsen-Netherlands equal to the number of shares in respect of which a request to be compensated is filed. If the compensation is determined in the manner set out under (ii), the costs and expenses of such offering, consisting of the registration and underwriting fees and other fees, costs and expenses primarily related to such offering, shall be deducted from the proceeds and aggregate amount of compensation. On payments of cash compensation, dividend

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PROPOSALS RELATING TO THE MERGER

withholding tax at a rate of 15% will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes.

If you are a shareholder of record and would like to exercise your withdrawal rights, please fill out the withdrawal application attached to the Merger Proposal, included as Annex A to this proxy statement/prospectus, and deliver it to:

Nielsen N.V.

Attn: H. Black

Corporate Secretary

Nielsen

40 Danbury Road

Wilton, CT 06897

United States of America

E-mail: withdrawal.application@nielsen.com

If you hold your shares in “street name” or through Nielsen’s 401(k) plan, please contact your broker, bank, trustee or other nominee if you want to exercise your withdrawal rights.

EXCHANGE OF SHARES; DELIVERY OF SHARES TO FORMER RECORD HOLDERS

The exchange of Nielsen-Netherlands shares into Nielsen-UK Ordinary Shares will occur automatically at the effective time of the Merger. Computershare Trust Company, N.A., the exchange agent for the Merger, will, as soon as reasonably practicable after the effective time of the Merger, exchange Nielsen-Netherlands shares for Nielsen-UK’s Ordinary Shares to be received in the Merger pursuant to the terms of the Merger Proposal, following the receipt of certificates and a properly executed deed of transfer, where applicable.

•

If you are currently a beneficial holder of Nielsen-Netherlands shares (i.e., your shares are held in “street name”), your ownership of Ordinary Shares will be recorded in book entry form by your bank, broker or other nominee on the effective date of the Merger without the need for any further action on your part.

•

If you currently hold share certificates representing Nielsen-Netherlands shares or if you otherwise hold Nielsen-Netherlands shares as a registered uncertificated record holder (not as a beneficial owner holding in “street name”), your shares will initially be delivered to the exchange agent and you will be sent a deed of transfer, which is to be used to surrender your Nielsen-Netherlands shares in exchange for Ordinary Shares of Nielsen-UK.

After the effective time of the Merger, each share of Nielsen-Netherlands will no longer be outstanding and will cease to exist, and each share certificate or book-entry share for registered holders that previously represented shares of Nielsen-Netherlands will represent only the right to receive new Ordinary Shares of Nielsen-UK.

Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS13 8AE, United Kingdom, will serve as the address at which the share register for our Ordinary Shares can be inspected after the effective time of the Merger. Prior to the effective time of the Merger, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts, 02021 will be appointed to act as Nielsen-UK’s U.S. transfer agent as required under the rules of the NYSE.

Exchange of Shares for Registered Holders or Holders of Certificated Shares. If you currently hold share certificates representing Nielsen-Netherlands shares or if you otherwise hold Nielsen-Netherlands shares as a registered uncertificated record holder, as soon as reasonably practicable after the effective time of the Merger, the exchange agent will mail a deed of transfer to you. The deed of transfer will be accompanied by instructions for surrendering your shares in exchange for Ordinary Shares of Nielsen-UK. The deed of transfer will also specify that delivery will be effected, and risk of loss and title to the certificates representing your shares, if you possess physical stock certificates, will pass, only upon proper delivery of any such certificates to the exchange agent and in such case or in the case of registered uncertificated shares, upon adherence to the procedures set forth in the deed of transfer. Any such holder who wishes to transfer their shares from the custody of the exchange agent to another bank or broker or to receive certificated Ordinary Shares will not be charged any fees to do so by the exchange agent or Nielsen-UK.

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PROPOSALS RELATING TO THE MERGER

Until holders of certificates previously representing shares of Nielsen-Netherlands have surrendered their certificates to the exchange agent for exchange and such holders and holders of registered uncertificated shares have adhered to the procedures set forth in the deed of transfer, those holders will not be able to transfer their shares or receive dividends or distributions with a record date after the effective time of the Merger. Until Nielsen-Netherlands stock certificates or registered uncertificated shares are surrendered for exchange, any dividends or other distributions of Nielsen-UK declared after the effective time of the Merger with respect to Ordinary Shares will be paid to the exchange agent for the benefit of the holder of such share certificate or, in the case of registered uncertificated shares, the registered holder. Nielsen-UK will pay to former Nielsen-Netherlands shareholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Nielsen-Netherlands stock certificates or registered uncertificated shares. After the effective time of the Merger, if stock certificates representing Nielsen-Netherlands shares are presented for transfer, they will be cancelled and exchanged for the Ordinary Shares into which the Nielsen-Netherlands shares represented by that certificate have been converted. Holders of share certificates or registered uncertificated shares will, however, be able to vote such shares through the exchange agent acting as their proxy prior to returning a properly completed deed of transfer.

Certificated or registered uncertificated holders of shares of Nielsen-Netherlands that elect to receive a share certificate representing Ordinary Shares of Nielsen-UK should particularly note that subsequent transfers of Ordinary Shares outside of DTC may attract stamp duty and SDRT under English law. For more information, see “Material Tax Considerations Relating to the Merger – UK Tax Considerations – Stamp Duty and SDRT.” As a result, each former registered uncertificated holder or certificated holder of shares of Nielsen-Netherlands is strongly encouraged to provide the documents and information requested by the exchange agent in a timely manner, so any unrestricted shares may be held within the facilities of DTC.

No Liability for Securities. Any portion of the securities deposited with the exchange agent that remain undistributed to the former holders of Nielsen-Netherlands shareholders at the twelve month anniversary of the effective time of the Merger will be delivered to Nielsen-UK, as the surviving corporation, upon demand, or to its designee, and any former holder of Nielsen-Netherlands shares who has not theretofore properly surrendered its stock certificates shall thereafter look only to Nielsen-UK, as the surviving corporation, for payment of any consideration due to it hereunder.

None of Nielsen-Netherlands, Nielsen-UK or the exchange agent will be liable to any former shareholder of Nielsen-Netherlands for any securities properly delivered by the exchange agent or its nominee, as the case may be, to a public official pursuant to applicable abandoned property, escheat or similar law nine months after the effective time of the Merger. If any certificate representing shares of Nielsen-Netherlands has not been surrendered prior to two years after the effective time of the Merger (or immediately prior to an earlier date on which the Ordinary Shares in respect of the stock certificate would otherwise escheat to or become the property of any governmental entity) any cash, share dividends and distributions otherwise payable in respect of the certificate shall, to the extent permitted by applicable law, become the property of Nielsen-UK, as the surviving corporation, free and clear of all claims or interest of any person previously entitled thereto.

SHARE COMPENSATION PLANS

If the Merger is completed, Nielsen-UK will assume, and thereby become liable for, all of the Assumed Plans. To the extent that an award under an Assumed Plan relates to shares of common stock in Nielsen-Netherlands, then, after the effective time of the Merger, such award shall instead relate to Ordinary Shares. The Nielsen-Netherlands shareholder approval of the Merger will also be deemed to constitute any required shareholder approval of these amendments and the assumption of the Assumed Plans by Nielsen-UK and any outstanding awards thereunder.

STOCK EXCHANGE LISTING

Nielsen-Netherlands’s shares are currently listed on the NYSE. We intend to make an application so that, immediately following the effective time of the Merger, the Ordinary Shares of Nielsen-UK will be listed and traded in U.S. dollars on the NYSE under the symbol “NLSN,” the same symbol under which the Nielsen-Netherlands shares are currently listed. There is currently no established public trading market for the shares of Nielsen-UK. We do not intend to seek an additional listing on the London Stock Exchange.

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PROPOSALS RELATING TO THE MERGER

ACCOUNTING TREATMENT OF THE MERGER UNDER U.S. GAAP

Under U.S. GAAP, the Merger represents a transaction between entities under common ownership. Assets and liabilities transferred between entities under common ownership are accounted for at cost. Accordingly, the assets and liabilities of Nielsen-Netherlands will be reflected at their carrying amounts in the accounts of Nielsen-UK at the effective time of the Merger.

GUARANTEES

Upon the effective time of the Merger, Nielsen-UK will assume the guarantee obligations of Nielsen-Netherlands under the senior notes issued by subsidiaries of Nielsen-Netherlands.

IMPACT OF MERGER ON OPERATING COSTS AND EFFECTIVE TAX RATES

We expect to incur in 2015 a total of approximately $6.5 million in transaction costs in connection with the Merger. The substantial majority of these costs will be incurred regardless of whether the Merger is completed and prior to your vote on the proposal.

We do not expect the Merger to have a material effect on our operating costs, including our selling, general and administrative expenses. In addition, we do not expect the Merger to materially affect our worldwide effective corporate tax rate.

We believe that the cost of doing business in the UK is generally comparable to the cost of doing business in the Netherlands.

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Material Tax Considerations Relating to the Merger

The information presented under the caption “U.S. Federal Income Tax Considerations” below is a discussion of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (as defined below) of the Merger and of ownership and disposition of the Nielsen-UK shares received in the Merger. The information presented under the caption “Dutch Tax Considerations” is a discussion of the material Dutch tax consequences (1) to shareholders of the Merger and of ownership and disposition of the Nielsen-UK shares received in the Merger and (2) to Nielsen-Netherlands of the Merger. The information presented under the caption “UK Tax Considerations” is a discussion of the material UK tax consequences (1) to shareholders resident for tax purposes in a country other than the UK of the Merger and of ownership and disposition of the Nielsen-UK shares received in the Merger and (2) to Nielsen-UK of the Merger and subsequent operations.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Merger and of ownership and disposition of the Nielsen-UK shares under the laws of the United States (federal, state and local), the UK, the Netherlands, and any other applicable jurisdiction.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax consequences of the Merger to Nielsen-Netherlands shareholders as of the date hereof. To the extent the summary relates to matters of U.S. federal income tax law, and subject to the qualifications herein (including with respect to PFIC matters as described below), it is the opinion of Simpson Thacher & Bartlett LLP, our counsel as to matters of U.S. federal income tax law. Except where noted, this summary deals only with those holders that hold their Nielsen-Netherlands common shares as capital assets.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding Nielsen-Netherlands shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a person holding Nielsen-Netherlands shares who received such shares through the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation;

•	a trader in securities that has elected the mark-to-market method of accounting for your securities;

•	a person liable for alternative minimum tax;

•	a holder of Nielsen-UK shares who, immediately after the Merger, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Nielsen-UK;

•	a U.S. expatriate;

•	a partnership or other pass-through entity for U.S. federal income tax purposes; or

•	a U.S. holder whose “functional currency” is not the U.S. dollar.

As used herein, the term “U.S. holder” means a holder of Nielsen-Netherlands common shares or, after the completion of the merger, Nielsen-UK ordinary shares, that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified so as to result in U.S. federal income tax consequences different from those discussed below. Neither Nielsen-Netherlands nor Nielsen-UK will request a ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Merger, post-Merger ownership and disposition of Nielsen-UK shares or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal income tax consequences described below.

If a partnership holds our shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our shares, you should consult your tax advisors. A “non-U.S. holder” is a holder (other than a partnership) that is not a U.S. holder.

This summary does not contain a detailed description of all the U.S. federal income tax consequences to you in light of your particular circumstances and does not address the Medicare tax on net investment income or the effects of any state, local or non-U.S. tax laws. All holders should consult their own tax advisors concerning the specific tax consequences of the Merger in light of their particular circumstances as well as any consequences arising under the laws of any other taxing jurisdiction.

Material Tax Consequences to U.S. Holders

The Merger

Based upon representations contained in representation letters provided by Nielsen-Netherlands and Nielsen-UK and on customary factual assumptions, all of which must continue to be true and accurate in all material respects as of the effective time of the Merger, it is the opinion of Simpson Thacher & Bartlett LLP that the receipt by Nielsen-Netherlands shareholders of Nielsen-UK shares pursuant to the Merger will constitute a tax-free reorganization under Section 368(a) of the Code. Based on the foregoing, the material consequences to U.S. holders of the Merger will be as follows.

U.S. holders will not recognize gain or loss in the Merger. The tax basis of the Nielsen-UK shares received by U.S. holders in the Merger will be equal to the tax basis of their Nielsen-Netherlands shares held prior to the Merger. The holding period of the Nielsen-UK shares received by U.S. holders will include the period those holders held their Nielsen-Netherlands shares. U.S. holders who hold their Nielsen-Netherlands shares with differing tax bases or holding periods are urged to consult their tax advisors with regard to identifying the tax bases and holding periods of the particular Nielsen-UK shares received in the Merger.

Ownership of Nielsen-UK Shares

Distributions on Nielsen-UK Shares. The gross amount of distributions on Nielsen-UK shares (including any amounts withheld to reflect UK withholding tax) will be taxable as dividends to the extent paid out of Nielsen-UK’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such income (including any withheld taxes) will be includable in a U.S. holder’s gross income as ordinary income on the day they are actually or constructively received. Such dividends will not be eligible for the dividends-received deduction allowed to corporations under the Code.

With respect to non-corporate U.S. holders, certain dividends from a qualified foreign corporation may be subject to reduced rates of taxation. A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States which the U.S. Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision. The U.S. Treasury Department has determined that the current income tax treaty between the United States and the United Kingdom meets these requirements, and Nielsen-UK believes it is eligible for the benefits of that treaty. A foreign corporation is also treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury Department guidance indicates that Nielsen-UK shares, which are expected to be listed on the NYSE immediately following the Merger, are readily tradable on an established securities market in the United States. Non-corporate holders that do not meet a minimum holding period requirement during which they are not protected from the risk

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

of loss or that elect to treat the dividend income as “investment income’’ pursuant to Section 163(d)(4) of the Code will not be eligible for the reduced rates of taxation regardless of our status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

To the extent that the amount of any distribution exceeds Nielsen-UK’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the Nielsen-UK shares, (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by you on a subsequent disposition of the common stock), and the balance in excess of adjusted basis will be taxed as capital gain recognized on a sale or other disposition. However, we do not expect to determine earnings and profits in accordance with U.S. federal income tax principles. Therefore, you should expect that a distribution will generally be treated as a dividend (as discussed above).

Distributions of Nielsen-UK shares or rights to subscribe for Nielsen-UK shares that are received as part of a pro rata distribution to all of our stockholders generally will not be subject to U.S. federal income tax.

Passive Foreign Investment Company. We believe that Nielsen-Netherlands is not, and that neither Nielsen-Netherlands or Nielsen-UK will be in the year of the Merger, a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes, and we expect to operate in such a manner so as not to become a PFIC. If, however, we are or become a PFIC, you could be subject to additional U.S. federal income taxes on gain recognized with respect to our shares and on certain distributions, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. As the determination of our PFIC status is based on an annual determination that cannot be made until the close of a taxable year, and involves extensive factual investigation, including ascertaining the fair market value of all of our assets on a quarterly basis and the character of each item of income we earn, Simpson Thacher & Bartlett LLP expresses no opinion with respect to our PFIC status.

Non-corporate U.S. holders will not be eligible for reduced rates of taxation on any dividends received from us, if we are a PFIC in the taxable year in which such dividends are paid or in the preceding taxable year.

You are urged to consult your tax advisors concerning the U.S. federal income tax consequences of holding our shares if we are considered a PFIC in any taxable year.

Sale, Exchange or Other Taxable Disposition of Nielsen-UK Shares. For U.S. federal income tax purposes, a U.S. holder will recognize taxable gain or loss on any sale or other disposition of Nielsen-UK shares in an amount equal to the difference between the amount realized for the shares and the U.S. holder’s tax basis in the shares. Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. holders derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. Any gain or loss recognized will generally be treated as United States source gain or loss.

Material Tax Consequences to Non-U.S. Holders

The Merger

In general, the receipt by non-U.S. holders of Nielsen-UK shares pursuant to the Merger will not be subject to U.S. federal income or withholding tax on any realized gain with respect to the Merger.

Ownership of Nielsen-UK Shares

Non-U.S. holders of Nielsen-UK shares will generally not be subject to U.S. federal income or withholding tax on dividend income from Nielsen-UK and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Nielsen-UK shares, unless:

•

such gain or dividend income is effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States or, if a treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States; or

•

in the case of capital gain of a non-U.S. holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Information Reporting and Backup Withholding

U.S. holders that own at least five percent (by vote or value) of Nielsen-Netherlands immediately before the Merger will be required to file certain reorganization statements under Section 368 of the Code.

In general, information reporting will apply to dividends in respect of Nielsen-UK shares and the proceeds from the sale, exchange or redemption of such shares that are paid within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient such as a corporation. A backup withholding tax may apply to such payments if the holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend and interest income.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

In order not to be subject to backup withholding tax on a subsequent disposition of Nielsen-UK shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status or otherwise establish an exemption. Non-U.S. holders of Nielsen-UK shares should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available. Any amount withheld from a payment to a non-U.S. holder under the backup withholding rules may be allowed as a refund or credit against the holder’s U.S. federal income tax, provided that the required information is timely furnished to the IRS.

DUTCH TAX CONSIDERATIONS

The following summary of certain Dutch taxation matters is based on the laws and practice in force as of the date of this proxy statement/prospectus and is subject to any changes in law and the interpretation and application thereof, which changes could be made with retroactive effect. The following summary does not purport to be a comprehensive description of all the tax considerations that may be relevant to a decision to approve the Merger, and does not purport to deal with the tax consequences applicable to all categories of investors, some of which may be subject to special rules. This discussion, to the extent it states matters of Dutch tax law or legal conclusions and subject to the qualifications herein, represents the opinion of Clifford Chance LLP. Such opinion is based in part on facts described in this proxy statement/prospectus and on various other factual assumptions, representations and determinations, including representations contained in certificates provided to Clifford Chance LLP. Any alteration or incorrectness of such facts, assumptions, representations or determinations could adversely impact the accuracy of this summary and such opinion.

For the purpose of this summary it is assumed that a holder of Nielsen-Netherlands shares or Ordinary Shares of Nielsen-UK, being an individual or a non-resident entity, does not have nor will have a substantial interest (aanmerkelijk belang) in Nielsen-Netherlands or Nielsen-UK.

Generally speaking, an individual has a substantial interest in a company if (a) such individual, either alone or together with his partner, directly or indirectly has, or (b) certain relatives of such individual or his partner, directly or indirectly have, (i) the ownership of, a right to acquire the ownership of, or certain rights over, shares representing 5% or more of either the total issued and outstanding capital of such company or the issued and outstanding capital of any class of shares of such company, or (ii) the ownership of, or certain rights over, profit participating certificates (winstbewijzen) that relate to 5% or more of either the annual profit or the liquidation proceeds of such company. Also, an individual has a substantial interest in a company if his partner has, or if certain relatives of the individual or his partner have, a deemed substantial interest in such company. Generally, an individual, or his partner or relevant relative, has a deemed substantial interest in a company if either (a) such person or his predecessor has disposed of or is deemed to have disposed of all or part of a substantial interest or (b) such person has transferred an enterprise in exchange for shares in such company, on a non-recognition basis.

Generally speaking, a non-resident entity has a substantial interest in a company if such entity, directly or indirectly has (i) the ownership of, a right to acquire the ownership of, or certain rights over shares representing 5% or more of either the total issued and outstanding capital of such company or the issued and outstanding capital of any class of shares of such company, or (ii) the ownership of, or certain rights over, profit participating certificates (winstbewijzen) that relate to 5% or more of either the annual profit or the liquidation proceeds of such company. Generally, an entity has a deemed substantial

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

interest in such company if such entity has disposed of or is deemed to have disposed of all or part of a substantial interest on a non-recognition basis.

For the purpose of this summary, the term entity means a corporation as well as any other person that is taxable as a corporation for Dutch corporate income tax purposes.

Where this summary refers to a holder of shares in Nielsen-Netherlands or Nielsen-UK, an individual holding shares in Nielsen-Netherlands or Nielsen-UK or an entity holding shares in Nielsen-Netherlands or Nielsen-UK, such reference is restricted to an individual or entity holding legal title to as well as an economic interest in such shares or otherwise being regarded as owning such shares for Dutch tax purposes. It is noted that for purposes of Dutch income, corporate, gift and inheritance tax, assets legally owned by a third party such as a trustee, foundation or similar entity, may be treated as assets owned by the (deemed) settlor, grantor or similar originator or the beneficiaries in proportion to their interest in such arrangement.

Where the summary refers to “the Netherlands” or “Dutch” it refers only to the European part of the Kingdom of the Netherlands.

Investors are advised to consult their professional advisers as to the tax consequences in connection with the approval of the Merger and in connection with exercising their withdrawal rights.

TAX CONSEQUENCES OF THE MERGER

Tax consequences for Nielsen-Netherlands

The Merger constitutes a taxable transaction for Dutch corporate income tax purposes pursuant to which all assets and liabilities are deemed for Dutch tax purposes to be transferred at fair market value. However, by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling) that will apply to gains or losses realized on the deemed transfer of the shares in Valcon Acquisition B.V., it is not expected that the Merger will result in any substantial tax liability that would result in Nielsen-Netherlands paying corporate income tax.

Withholding tax

The Merger will not give rise to Dutch dividend withholding tax, except with respect to payments of compensation to shareholders of Nielsen-Netherlands that exercise their withdrawal rights. On payments of cash compensation, dividend withholding tax at a rate of 15% will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes.

Taxes on capital gains

Resident entities: An entity holding Nielsen-Netherlands shares which is, or is deemed to be, resident in the Netherlands for Dutch tax purposes and which is not tax exempt, will generally be subject to corporate income tax in the Netherlands in respect of a capital gain derived from such shares at the prevailing statutory rates, unless the holder has the benefit of the participation exemption (deelnemingsvrijstelling) with respect to such shares. Generally speaking, a holder of Nielsen-Netherlands shares will have the benefit of the participation exemption (deelnemingsvrijstelling) if the holder owns at least 5% of the nominal paid-up share capital of Nielsen-Netherlands.

Resident individuals: An individual holding Nielsen-Netherlands shares who is or is deemed to be resident in the Netherlands for Dutch income tax purposes will be subject to income tax in the Netherlands in respect of a capital gain derived from such shares at rates up to 52% if:

(a)	the capital gain is attributable to an enterprise from which the holder derives profits; or

(b)	the capital gain qualifies as income from miscellaneous activities (belastbaar resultaat uit overige werkzaamheden) as defined in the Income Tax Act (Wet inkomstenbelasting 2001), including, without limitation, activities that exceed normal, active asset management (normaal, actief vermogensbeheer).

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Non-residents: A holder of Nielsen-Netherlands shares which is not and is not deemed to be resident in the Netherlands for the relevant Dutch tax purposes will not be subject to taxation in the Netherlands on a capital gain derived from Nielsen-Netherlands shares unless:

(a)	such capital gain is attributable to an enterprise or part thereof which is either effectively managed in the Netherlands or carried on through a permanent establishment (vaste inrichting) or permanent representative (vaste vertegenwoordiger) in the Netherlands; or

(b)	the holder is an individual and such capital gain qualifies as income from miscellaneous activities (belastbaar resultaat uit overige werkzaamheden) in the Netherlands as defined in the Income Tax Act (Wet inkomstenbelasting 2001), including, without limitation, activities that exceed normal, active asset management (normaal, actief vermogensbeheer).

No recognition of capital gain: If on the basis of the above a taxable capital gain would arise to a shareholder receiving shares in Nielsen-UK in exchange for all its shares in Nielsen-Netherlands in the Merger, such shareholder may possibly apply roll-over relief (doorschuiving) pursuant to the Dutch income tax Act (Wet Inkomstenbelasting 2001) as a result of which such gain will not be recognized for Dutch tax purposes by transferring the tax book value of the Nielsen-Netherlands shares to the Ordinary Shares acquired in the Merger.

Value added tax

No value added tax will be due in the Netherlands on the exchange of Nielsen-Netherlands shares for Ordinary Shares and/or on payments of compensation in respect of exercised withdrawal rights.

Other taxes

There is no registration tax, capital tax, customs duty, transfer tax, stamp duty, or any other similar tax or duty payable in the Netherlands in respect of or in connection with the approval of the Merger and/or on exercising withdrawal rights.

TAX CONSEQUENCES OF THE HOLDING AND DISPOSING OF ORDINARY SHARES

Withholding tax

All payments made by Nielsen-UK in respect of Ordinary Shares can be made free of withholding or deduction of any taxes of whatever nature imposed, levied, withheld or assessed by the Netherlands or any political subdivision or taxing authority thereof or therein.

Taxes on income and capital gains

Resident entities: An entity holding Ordinary Shares which is, or is deemed to be, resident in the Netherlands for corporate income tax purposes and which is not tax exempt, will generally be subject to corporate income tax in respect of income or a capital gain derived from Ordinary Shares at the prevailing statutory rates, unless the holder has the benefit of the participation exemption (deelnemingsvrijstelling) with respect to such Ordinary Shares. Generally speaking, an entity holding Ordinary Shares will have the benefit of the participation exemption (deelnemingsvrijstelling) with respect to such shares if the entity owns at least 5% of the nominal paid-up share capital of Nielsen-UK.

Resident individuals: An individual holding Ordinary Shares who is or is deemed to be resident in the Netherlands for Dutch income tax purposes will be subject to income tax in respect of income or a capital gain derived from Ordinary Shares at rates up to 52% if:

(a)	the income or capital gain is attributable to an enterprise or part thereof in the Netherlands from which the holder derives profits; or

(b)	the income or capital gain qualifies as income from miscellaneous activities (belastbaar resultaat uit overige werkzaamheden) as defined in the Income Tax Act (Wet inkomstenbelasting 2001), including, without limitation, activities that exceed normal, active asset management (normaal, actief vermogensbeheer).

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

If neither condition (a) nor condition (b) applies, an individual holding Ordinary Shares will be subject to income tax on the basis of a deemed return, regardless of any actual income or capital gain derived from Ordinary Shares. The deemed return amounts to 4% of the value of the individual’s net assets as per the beginning of the relevant fiscal year (including the Ordinary Shares). Subject to application of personal allowances, the deemed return will be taxed at a rate of 30%.

Non-residents: A holder of Ordinary Shares which is not and is not deemed to be resident in the Netherlands for the relevant tax purposes will not be subject to taxation on income or a capital gain derived from Ordinary Shares unless:

(a)	the income or capital gain is attributable to an enterprise or part thereof which is either effectively managed in the Netherlands or carried on through a permanent establishment (vaste inrichting) or permanent representative (vaste vertegenwoordiger) in the Netherlands; or

(b)	the holder is an individual and the income or capital gain qualifies as income from miscellaneous activities (belastbaar resultaat uit overige werkzaamheden) in the Netherlands as defined in the Income Tax Act (Wet inkomstenbelasting 2001), including, without limitation, activities that exceed normal, active asset management (normaal, actief vermogensbeheer).

Gift and inheritance taxes

Dutch gift or inheritance taxes will not be levied on the occasion of the transfer of Ordinary Shares by way of gift by, or on the death of, a holder, unless:

(a)	the holder is or is deemed to be resident in the Netherlands for the purpose of the relevant provisions; or

(b)	the transfer is construed as an inheritance or gift made by, or on behalf of, a person who, at the time of the gift or death, is or is deemed to be resident in the Netherlands for the purpose of the relevant provisions; or

Value added tax

No value added tax will be due in the Netherlands in respect of payments on Ordinary Shares or payments made upon a transfer of Ordinary Shares.

Other taxes

There is no registration tax, capital tax, customs duty, transfer tax, stamp duty, or any other similar tax or duty payable in the Netherlands in respect of or in connection with the allotment, delivery or transfer of Ordinary Shares.

UK TAX CONSIDERATIONS

General

The following paragraphs constitute a non-exhaustive summary of certain UK tax matters relevant to the Merger and the future participation of shareholders in Nielsen-UK based on current law and published practice of HMRC, both of which are subject to change (potentially with retrospective effect).

These paragraphs are aimed at non-UK shareholders and as such do not address the position of shareholders who are resident in the UK for UK tax purposes or shareholders who hold shares in connection with a trade, profession or vocation carried on in the UK (whether through a branch or agency or, in the case of a company, through a permanent establishment or otherwise). In addition, the following paragraphs do not address the position of (a) persons who have (or are deemed to have) acquired shares by virtue of an office or employment; (b) persons who hold shares as part of a hedging transaction; or (c) persons that are insurance companies, dealers in securities or broker-dealers. The following paragraphs assume that shareholders are the absolute beneficial owners of the shares in Nielsen-UK.

The following is intended only as a general guide and is not intended to be, nor should it be considered to be, legal or tax advice to any shareholder.

Shareholders who are in any doubt about their taxation position should consult their own professional advisors.

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MATERIAL TAX CONSIDERATIONS RELATING TO THE MERGER

Consequences for Nielsen-UK

Nielsen-UK will be within the scope of UK corporation tax following the Merger. We expect that Nielsen-UK will not be subject to UK corporation tax as a result of the Merger itself.

Consequences for Non-UK Shareholders

Taxation of Dividends

Under current UK tax legislation, any future dividends paid by Nielsen-UK will not be subject to withholding or deduction on account of UK tax, irrespective of the tax residence or the individual circumstances of the recipient shareholder.

Dispositions of Nielsen-UK shares

Subject to the matters discussed below, holders of shares in Nielsen-UK who are not resident in the UK for UK tax purposes should not be subject to UK corporation tax or capital gains tax on the disposal of such shares unless they carry on a trade in the UK through a permanent establishment (where the shareholder is a company) or a trade, profession or vocation in the UK through a branch or agency (where the shareholder is not a company) and have used, held or acquired such shares for the purposes of such trade, profession or vocation or such permanent establishment, branch or agency (as appropriate).

An individual shareholder who for a period of less than five years either has ceased to be resident for tax purposes in the UK or has become resident in a territory outside the UK for purposes of double taxation relief arrangements and who disposes of the Shares during that period, may be liable on his or her return to the UK to UK capital gains tax on any chargeable gain realized. Nothing in any double taxation relief arrangements prevents such an individual from being subject to UK capital gains tax in those circumstances.

Stamp duty and SDRT

The discussion below relates to holders of Ordinary Shares wherever resident, but not to holders such as market makers, brokers, dealers and intermediaries, to whom special rules may apply.

Transfers of Ordinary Shares

Transfers of Ordinary Shares held in book entry form through the facilities of DTC will not attract a charge to stamp duty or SDRT in the UK provided no instrument of transfer is entered into (which should not be necessary) and that no election that applies to the Ordinary Shares is made or has been made by DTC under section 97A of the Finance Act 1986. It is our understanding that no such election has been made by DTC.

The transfer on sale of Ordinary Shares held in certificated form (and hence not within the DTC system) will generally be subject to stamp duty on the instrument of transfer at the rate of 0.5% of the amount or value of the consideration for the shares (rounded up if necessary to the nearest multiple of £5). Stamp duty is normally paid by the purchaser of the shares.

An unconditional agreement to transfer Ordinary Shares that are not within the DTC system will normally give rise to a charge to SDRT at the rate of 0.5% of the amount or value of the consideration for the shares. However, where within six years of the date of the agreement an instrument of transfer is executed and duly stamped, the SDRT liability will be cancelled and any SDRT which has been paid may be reclaimed. SDRT is normally the liability of the purchaser of the shares.

If Ordinary Shares not held within the DTC system are transferred (a) to, or to a nominee for, a person whose business is or includes the provision of clearance services (including the DTC) or (b) to, or to a nominee or agent for, a person whose business is or includes issuing depositary receipts, stamp duty or SDRT may be payable at a rate of 1.5% of the amount or value of the consideration payable or, in certain circumstances, the value of the shares. This liability for stamp duty or SDRT will strictly be accountable by the depositary or clearance service operator or their nominee, as the case may be, but will in practice generally be reimbursed by participants in the clearance service or depositary receipt scheme.

Repurchase of Ordinary Shares

The repurchase of Ordinary Shares by Nielsen-UK (whether held within the DTC system or not) will attract a charge to stamp duty of 0.5% of the consideration paid by Nielsen-UK in respect of the repurchase.

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Description of Nielsen-UK Ordinary Shares

GENERAL

The following information is a summary of the material terms of the Nielsen-UK Ordinary Shares, par value €0.07 per share, as specified in the form of Nielsen-UK’s articles of association, which will be adopted prior to the consummation of the Merger (the “Articles”). You are encouraged to read the Articles, which are included as Schedule 3 to Annex A to this proxy statement/prospectus. See also “Comparison of Rights of Shareholders.”

Pursuant to the Merger Proposal, each registered share of Nielsen-Netherlands (excluding shares held by Nielsen-Netherlands) will be exchanged for one Nielsen-UK Ordinary Share. All of the Nielsen-UK Ordinary Shares will be issued fully paid and will not be subject to any further calls or assessments by Nielsen-UK.

There are no conversion rights or redemption provisions relating to any Nielsen-UK Ordinary Shares that will be delivered in connection with the Merger. Under English law, persons who are neither residents nor nationals of the UK may freely hold, vote and transfer the Nielsen-UK Ordinary Shares in the same manner and under the same terms as UK residents or nationals.

SHARE CAPITAL

As of the date of this proxy statement/prospectus, there is one subscriber share in issue. Nielsen-Netherlands currently holds the subscriber share. The subscriber share will be bought back and cancelled immediately after the effective time of the Merger.

In connection with the re-registration of Nielsen-UK as a public limited company, which will occur before the effective time of the Merger, the Nielsen-UK board of directors will be authorized to allot and issue 50,000 sterling non-voting shares of £1.00 each. Under English law, in order to be registered as a public limited company, Nielsen-UK is required to have a minimum nominal share capital of £50,000 denominated in sterling or €57,100 denominated in euros. The sterling non-voting shares are therefore intended to meet this requirement. The sterling non-voting shares will be issued as redeemable shares with no voting rights, no entitlement to any dividends or distributions and, on a return of capital of Nielsen-UK on a winding up or otherwise, will only be entitled to receive out of the assets available for distribution to shareholders the sum of £1.00 with no further participation right in the assets. The sterling non-voting shares will be automatically redeemed upon the creation of distributable reserves through the capitalization of the merger reserve created as a result of the Merger and the subsequent capital reduction as set out in (c) below.

In addition, prior to the effective time of the Merger, the Nielsen-UK board of directors will be authorized to allot and issue shares in Nielsen-UK up to an aggregate nominal amount (i.e., par value) of €91 million, comprised of any of the following:

(a)	Nielsen-UK Ordinary Shares of €0.07 each to be allotted and issued pursuant to and in connection with the Merger;

(b)	Additional Nielsen-UK Ordinary Shares to be allotted and issued pursuant to future issuances of shares approved by the board of directors; and

(c)	One non-voting bonus share issued with a share premium. The non-voting bonus share will not have any voting rights, no entitlement to any dividends or distributions and, on a return of capital of Nielsen-UK on a winding up or otherwise, will only be entitled to receive out of the assets available for distribution to shareholders the sum of £1.00 with no further participation right in the assets. Nielsen-UK will undertake a court-approved procedure to cancel such share and the related share premium pursuant to the reduction of capital to be undertaken following the Merger. Please see “Proposals Relating to the Merger – Capital Reduction” for more information.

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DESCRIPTION OF NIELSEN-UK ORDINARY SHARES

DIVIDENDS AND DISTRIBUTIONS

Following the completion of the Merger, we intend to continue our policy of making regular quarterly dividends on our outstanding common stock. Subject to the English Companies Act, the Nielsen-UK shareholders may declare a final dividend by ordinary resolution (which must be recommended by Nielsen-UK’s board of directors), and the Nielsen-UK board of directors may declare and pay interim dividends to shareholders, in accordance with their respective rights and interests in Nielsen-UK. Dividends may only be paid out of “distributable reserves”, defined as “accumulated, realized profits, so far as not previously utilized by distribution or capitalization, less accumulated, realized losses, so far as not previously written off in a reduction or reorganization of capital”. Nielsen-UK is not permitted to pay dividends out of share capital, which includes share premiums. Realized reserves are determined in accordance with generally accepted accounting principles at the time the relevant accounts are prepared. Nielsen-UK will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves or to the extent that the distribution will reduce the net assets below such amount. Nielsen-UK is seeking to ensure that sufficient distributable reserves will be available to permit dividends, distributions or share repurchases following the Merger by undertaking a reduction of capital. Please see “Proposals Relating to the Merger – Capital Reduction” for more information.

The capital reduction is not a requirement for Nielsen-UK to be able to satisfy any dividend obligations declared by Nielsen-Netherlands that remain unpaid at the effective time of the Merger.

There are no fixed dates on which entitlement to dividends arise on any of the Ordinary Shares.

The directors may, with the prior authority of an ordinary resolution of the shareholders, decide that the payment of all or any part of a dividend be satisfied by transferring non-cash assets of equivalent value, including shares or securities in any company.

The Articles also permit a scrip dividend scheme under which the directors may, with the prior authority of an ordinary resolution of Nielsen-UK, allot to those holders of a particular class of shares who have elected to receive further shares of that class or Nielsen-UK Ordinary Shares, in either case credited as fully paid instead of cash, in respect of all or part of a dividend.

If a shareholder owes any money to Nielsen-UK in respect of any shares in Nielsen-UK, the Nielsen-UK board of directors may deduct any of this money from any dividend on the relevant shares, or from other money payable by Nielsen-UK in respect of these shares. Money deducted in this way may be used to pay the amount owed to Nielsen-UK in respect of the relevant shares.

Unclaimed dividends and other amounts payable by Nielsen-UK can be invested or otherwise used by directors for the benefit of Nielsen-UK until they are claimed under English law. All dividends remaining unclaimed for a period of twelve years after they first became due for payment will be forfeited and cease to be owing to the shareholder.

VOTING RIGHTS

The Articles provide that, unless otherwise decided by the directors, a resolution put to the vote of a general meeting will be decided on a poll taken at the meeting. Subject to any rights or restrictions as to voting attached to any class of shares and subject to disenfranchisement (i) in the event of non-payment of any call or other sum due and payable in respect of any shares not fully paid, or (ii) in the event of any non-compliance with any statutory notice requiring disclosure of an interest in shares, on a poll taken at a meeting, every qualifying shareholder present and entitled to vote on the resolution has one vote for every Nielsen-UK Ordinary Share of which he, she or it is the holder.

In the case of joint holders, the vote of the senior holder who votes (or any proxy duly appointed by him) may be counted by Nielsen-UK.

AMENDMENT TO THE ARTICLES OF ASSOCIATION

Under English law, the shareholders may amend the articles of association of a public limited company by special resolution (i.e. a resolution approved by the holders of at least 75% of the aggregate voting power of the outstanding Nielsen-UK Ordinary Shares that, being entitled to vote, vote on the resolution) at a general meeting.

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DESCRIPTION OF NIELSEN-UK ORDINARY SHARES

The full text of the special resolution must be included in the notice of the meeting.

WINDING UP

In the event of a voluntary winding up of Nielsen-UK, the liquidator may, on obtaining any sanction required by law, divide among the shareholders the whole or any part of the assets of Nielsen-UK, whether or not the assets consist of property of one kind or of different kinds and vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he, with the like sanction, will determine.

The liquidator may not, however, distribute to a shareholder without his consent an asset to which there is attached a liability or potential liability for the owner.

Upon any such winding up, after payment or provision for payment of Nielsen-UK’s debts and liabilities, the holders of Nielsen-UK Ordinary Shares (and any other shares outstanding at the relevant time which rank equally with such shares) will share equally, on a share for share basis, in Nielsen-UK’s assets remaining for distribution to the holders of Nielsen-UK Ordinary Shares.

PREEMPTIVE RIGHTS AND NEW ISSUES OF SHARES

Under English law, the Nielsen-UK board of directors is, with certain exceptions, unable to allot and issue securities without being authorized either by the shareholders in a general meeting or by the company’s articles of association. In addition, English law requires the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing holders of equity securities in proportion to the respective nominal amounts (i.e. par values) of their holdings on the same or more favorable terms, unless a special resolution (i.e. a resolution approved by the holders of at least 75% of the aggregate voting power of the outstanding Nielsen-UK Ordinary Shares that, being entitled to vote, vote on the resolution) to the contrary has been passed in a general meeting of shareholders or the articles of association otherwise provide an exclusion from this requirement (which exclusion can be for a maximum of five years after which a further shareholder approval would be required to renew the exclusion). In this context, equity securities generally means shares other than shares which, with respect to dividends or capital, carry a right to participate only up to a specified amount in a distribution, which, in relation to Nielsen-UK, will include the Nielsen-UK Ordinary Shares and all rights to subscribe for or convert securities into such shares.

A provision in the Articles will authorize the directors, for a period of up to five years from the date of the shareholder resolution granting such authorization, to (i) allot shares in Nielsen-UK, or to grant rights to subscribe for or to convert or exchange any security into shares in Nielsen-UK up to an aggregate nominal amount (i.e., par value) of €91 million and (ii) exclude preemptive rights in respect of such issuances for the same period of time. The authorization will continue for five years and renewal of such authorization is expected to be sought at least once every five years, and possibly more frequently.

English law also prohibits an English company from issuing shares at a discount to nominal amount (i.e., par value) or for no consideration. If the shares are issued upon the lapse of restrictions or the vesting of any restricted stock award or any other share-based grant underlying any Nielsen-UK Ordinary Shares, the nominal amount (i.e., par value) of the shares must be paid up in accordance with English law.

DISCLOSURE OF INTERESTS IN SHARES

English law gives Nielsen-UK the power to serve a notice requiring any person whom it knows has, or whom it has reasonable cause to believe has, or within the previous three years has had, any ownership interest in any Nielsen-UK shares to disclose specified information regarding those shares. Failure to provide the information requested within the prescribed period (or knowingly or recklessly providing false information) after the date the notice is sent can result in criminal or civil sanctions being imposed against the person in default.

Under the Articles, if any shareholder, or any other person appearing to be interested in Nielsen-UK shares held by such shareholder, fails to give Nielsen-UK the information required by the notice, then the Nielsen-UK board of directors may

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DESCRIPTION OF NIELSEN-UK ORDINARY SHARES

withdraw voting and certain other rights, place restrictions on the rights to receive dividends and transfer such shares (including any shares allotted or issued after the date of the notice in respect of those shares).

ALTERATION OF SHARE CAPITAL/REPURCHASE OF SHARES

Subject to the provisions of the English Companies Act, and without prejudice to any relevant special rights attached to any class of shares, Nielsen-UK may, from time to time:

•	increase its share capital by allotting and issuing new shares in accordance with the Articles and any relevant shareholder resolution;

•	consolidate all or any of its share capital into shares of a larger nominal amount (i.e., par value) than the existing shares;

•	subdivide any of its shares into shares of a smaller nominal amount (i.e., par value) than its existing shares; or

•	redenominate its share capital or any class of share capital.

English law prohibits Nielsen-UK from purchasing its own shares unless such purchase has been approved by its shareholders. Shareholders may approve two different types of such share purchases: “on-market” purchases or “off-market” purchases. “On-market” purchases may only be made on a “recognised investment exchange”, which does not include the NYSE, which is the only exchange on which Nielsen-UK’s shares will be traded. In order to purchase its own shares, Nielsen-UK must therefore obtain shareholder approval for “off-market purchases”. This requires that Nielsen-UK shareholders pass an ordinary resolution approving the terms of the contract pursuant to which the purchase(s) are to be made. Such approval may be for a specific purchase or constitute a general authority lasting for up to five years from the date of the resolution, and renewal of such approval for additional five years terms may be sought more frequently. However, shares may only be repurchased out of distributable reserves or, subject to certain exceptions, the proceeds of a fresh issue of shares made for that purpose. An ordinary resolution, authorizing the repurchase of Nielsen-UK shares over the next five years, will be adopted prior to the effective time of the Merger.

TRANSFER OF SHARES

The Articles allow holders of Nielsen-UK Ordinary Shares to transfer all or any of their shares by instrument of transfer in writing in any usual form or in any other form which is permitted by the English Companies Act and is approved by the Nielsen-UK board of directors. The instrument of transfer must be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid) by or on behalf of the transferee.

Nielsen-UK (at its option) may or may not charge a fee for registering the transfer of a share or for making any other entry in the register. The Nielsen-UK board of directors may, in their absolute discretion, refuse to register a transfer of shares to any person, whether or not it is fully paid, or a share on which Nielsen-UK has a lien. If the Nielsen-UK board of directors refuses to register the transfer of a share, the instrument of transfer must be returned to the transferee as soon as practicable and in any event within two months after the date on which the transfer was lodged with Nielsen-UK with the notice of refusal and reasons for refusal unless they suspect that the proposed transfer may be fraudulent.

The Nielsen-UK board of directors is authorized under the Articles to establish such clearing and settlement procedures for the shares of Nielsen-UK as they deem fit from time to time.

GENERAL MEETINGS AND NOTICES

An annual general meeting will be called by not less than 21 clear days’ notice (i.e., excluding the date of receipt or deemed receipt of the notice and the date of the meeting itself). All other general meetings will be called by not less than 14 clear days’ notice, unless a shorter notice is agreed to by a majority in number of the shareholders having the right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving that right. At least seven clear days’ notice is required for any meeting adjourned for 28 days or more or for an indefinite period.

The notice of a general meeting will be given to the shareholders (other than any who, under the provisions of the Articles or the terms of allotment or issue of shares, are not entitled to receive notice), to the Nielsen-UK board of directors, to the

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DESCRIPTION OF NIELSEN-UK ORDINARY SHARES

beneficial owners nominated to enjoy information rights under the English Companies Act, and to the auditors. Under English law, Nielsen-UK is required to hold an annual general meeting of shareholders within six months from the day following the end of its fiscal year and, subject to the foregoing, the meeting may be held at a time and place determined by the Nielsen-UK board of directors whether within or outside of the UK.

Under English law, Nielsen-UK must convene a general meeting once it has received requests to do so from shareholders representing at least 5% of the paid up share capital of the company as carries voting rights at general meetings (excluding any paid-up capital held as treasury shares). The directors must call the meeting requested by the shareholders within 21 days from the date on which they became subject to the requirement and the meeting must be held not more than 28 days after the date of the notice convening the meeting.

Quorum. The necessary quorum for a general shareholder meeting is two shareholders entitled to vote present in person or by proxy at the meeting, save that if Nielsen-UK only has one shareholder entitled to attend and vote at the general meeting, one shareholder present in person or by proxy at the meeting and entitled to vote is a quorum. If a meeting is adjourned for lack of quorum, the quorum of the adjourned meeting will be one shareholder present in person or by proxy.

ANNUAL ACCOUNTS AND INDEPENDENT AUDITOR

Under English law, a “quoted company”, which includes a company whose equity share capital is listed on the NYSE, must deliver to the Registrar of Companies a copy of:

•	the company’s annual accounts;

•	the directors’ remuneration report;

•	the directors’ report;

•	any separate corporate governance statement;

•	a strategic report; and

•	the auditor’s report on those accounts, the auditable part of the director’ remuneration report, the directors’ report, the strategic report and any separate corporate governance statement.

The annual accounts and reports must be presented to the shareholder at a general meeting (although no vote is required in respect of such documents). Copies of the annual accounts and reports must, unless a shareholder agrees to receive more limited information in accordance with the English Companies Act, be sent to shareholders, debenture holders and everyone entitled to receive notice of general meetings at least 21 days before the date of the meeting at which copies of the documents are to be presented. English law allows a company to distribute such documents in electronic form or by means of a website, provided that the company’s articles of association contain provisions to that effect and individual consent has been obtained from each shareholder to receive such documents in electronic form or by means of a website. The Articles provide that such documents may be distributed in electronic form or by means of a website.

Nielsen-UK must appoint an independent auditor to make a report on the annual accounts of the company. The auditor is usually appointed by ordinary resolution at the general meeting of the company at which the company’s annual accounts are laid. Directors can also appoint auditors at any time before the company’s first accounts meeting, after a period of exemption or to fill a casual vacancy.

The remuneration of an auditor is fixed by the members of the company by ordinary resolution or in a manner that the members by ordinary resolution determine.

LIABILITY OF NIELSEN-UK AND ITS DIRECTORS AND OFFICERS

Under English law, any provision that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void. See “Comparison of Rights of Shareholders” for a discussion of the limits on an English company’s ability to exempt directors and officers from certain liabilities

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DESCRIPTION OF NIELSEN-UK ORDINARY SHARES

Insofar as indemnification of liabilities arising under the Securities Act may be permitted to members of the Nielsen-UK board of directors, officers or persons controlling Nielsen-UK pursuant to the foregoing provisions, Nielsen-UK has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

TAKEOVER PROVISIONS

An English public limited company is potentially subject to the UK City Code on Takeovers and Mergers (the “Takeover Code”) if, among other factors, its place of central management and control is within the UK, the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company’s directors to determine where it is centrally managed and controlled. The Takeover Panel has confirmed that, based upon Nielsen-UK’s current and intended plans for its directors and management, the Takeover Code (as currently drafted) will not apply to Nielsen-UK. However, it is possible that, in the future, circumstances could change that may cause the Takeover Code to apply to Nielsen-UK.

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Comparison of Rights of Shareholders

Currently, your rights as a shareholder of Nielsen-Netherlands are governed by Dutch corporate law and Nielsen-Netherlands’s articles of association. If the Merger is consummated, you will become a member of Nielsen-UK (as shareholders are known in the UK), and your rights will be governed by English corporate law and Nielsen-UK’s Articles.

Many of the principal attributes of Nielsen-Netherlands’s shares and Nielsen-UK’s Ordinary Shares will be similar. However, there are differences between your rights under English corporate law and Dutch corporate law and Nielsen-UK’s proposed articles of association will differ from Nielsen-Netherlands’s articles of association mostly to the extent that English corporate law differs from Dutch corporate law. However, we believe that these differences will not materially impact your rights as a shareholder after the Merger. We have sought to preserve in the articles of association of Nielsen-UK similar material rights and powers of shareholders as those provided under the articles of association of Nielsen-Netherlands. In addition, because shareholders (other than Nielsen-Netherlands) will receive, as consideration in the Merger, one Ordinary Share for each share of Nielsen-Netherlands held immediately prior to the effective time of the Merger and because all of the assets and liabilities of Nielsen-Netherlands will be transferred to Nielsen-UK pursuant to the Merger, we believe that the equity and membership interests of Nielsen-Netherlands shareholders are adequately safeguarded.

The following discussion summarizes the differences in your rights resulting from the Merger. This summary is not complete and does not set forth all of the differences between Dutch and English corporate law or all the differences between Nielsen-Netherlands’s articles of association and Nielsen-UK’s Articles. This summary is subject to the complete text of the relevant provisions of the DCC, Nielsen-Netherlands’s articles of association, the English Companies Act and Nielsen-UK’s Articles. We encourage you to read those laws and documents. Nielsen-UK’s Articles are attached to this proxy statement/prospectus as Schedule 3 to Annex A. For information as to how you can obtain Nielsen-Netherlands’s articles of association, see “Incorporation by Reference.”

CAPITALIZATION

Nielsen-Netherlands. The issued share capital of Nielsen-Netherlands is comprised of 368,056,222 shares as of May 19, 2015 with a par value per share equal to €0.07. In addition, the articles of association of Nielsen-Netherlands provide for the ability to issue preference shares.

Nielsen-UK. Upon completion of the Merger, the issued share capital of Nielsen-UK is expected to comprise:

•

Nielsen-UK Ordinary Shares of €0.07 each. The number of Nielsen-UK Ordinary Shares in issue will be equal to the number of outstanding shares of Nielsen-Netherlands immediately prior to the effective time of the Merger, except that (i) treasury shares held by Nielsen-Netherlands will be cancelled as part of the Merger and (ii) shares held by withdrawing shareholders that are included in a withdrawal application will not be exchanged for Nielsen-UK Ordinary Shares and will be cancelled upon the effective time of the Merger; and

•

50,000 sterling non-voting shares of £1.00 each. Under English law, in order to be registered as a public limited company (which will occur before the effective time of the Merger), Nielsen-UK is required to have a minimum nominal share capital of £50,000 denominated in sterling or €57,100 denominated in euros. The sterling non-voting shares are therefore intended to meet this requirement. The sterling non-voting shares will be issued as redeemable shares with no voting rights, no entitlement to any dividends or distributions and, on a return of capital of Nielsen-UK on a winding up or otherwise, will only be entitled to receive out of the assets available for distribution to shareholders the sum of £1.00 with no further participation right in the assets. The sterling non-voting shares will be automatically redeemed upon the creation of distributable reserves through the capitalization of the merger reserve created as a result of the Merger and the subsequent capital reduction as set out below.

Following completion of the Merger, a non-voting bonus share will also be issued. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related share

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COMPARISON OF RIGHTS OF SHAREHOLDERS

premium pursuant to the reduction of capital to be undertaken for the purposes of creating distributable reserves in Nielsen-UK. See “Proposals Relating to the Merger – Capital Reduction” for further information. Accordingly, the only classes of share outstanding following the reduction of capital will be the Nielsen-UK Ordinary Shares.

Unlike the articles of association of Nielsen-Netherlands, the Articles of Nielsen-UK do not provide an express right to issue preference shares.

INCREASE IN SHARE CAPITAL

Nielsen-Netherlands.

Issue of Shares. Under the DCC, a decision to increase the share capital is taken by means of resolution passed by the general meeting of shareholders, unless another corporate body has been designated by the general meeting of shareholders to do so. A designation as referred to above is only valid for a specific period of no more than five years and may from time to time be extended for a period of no more than five years. The general meeting of shareholders has irrevocably and exclusively designated the board of directors of Nielsen-Netherlands as the corporate body competent to issue shares and grant rights to subscribe for shares up to the amount of the authorized share capital of Nielsen-Netherlands and to determine the price and further terms and conditions of such share issue for a period of five years expiring May 8, 2017.

Authorized share capital increase. Under the DCC, the general meeting of shareholders may, by amending the articles of association, increase the authorized share capital.

Nielsen-UK.

Issue of Shares. The rules applicable to Nielsen-UK with respect to the increase in share capital are similar to those applicable to Nielsen-Netherlands under the DCC. Under the English Companies Act, the issued share capital of Nielsen-UK may only be increased if the board of directors of Nielsen-UK is authorized to allot and issue further shares either by an ordinary resolution (i.e. a majority of the votes cast) of the shareholders of Nielsen-UK in a general meeting or by the Articles. Any such authorization must specify the maximum amount of shares which the board of directors is authorized to issue and can last for a maximum of five years.

In line with Nielsen-Netherlands’s articles of association, the Articles of Nielsen-UK provide that the board of directors is authorized, for a period of up to five years from the date on which the resolution granting such authorization is passed, to allot equity securities, or to grant rights to subscribe for or to convert or exchange any security into shares of Nielsen-UK, up to an aggregate nominal amount of €91 million and any such issuances will not grant existing shareholders preemptive rights in respect of such issuances. See “– Preemptive Rights and Preferential Subscription Rights” below. Unlike under the DCC, Nielsen-UK may, before the expiration of such authority, make an offer or agreement, which would require Nielsen-UK shares to be allotted (or rights to be granted) after such expiration, and the board of directors may allot shares or grant rights in pursuance of such an offer or agreement as if its authority had not expired.

Authorized share capital. English law no longer has the concept of “authorized” share capital like Dutch law. Instead, all shares in Nielsen-UK must be “issued” i.e. held by the shareholders of Nielsen-UK and will accordingly form part of Nielsen-UK’s “issued share capital.” All issued shares must have been authorized for issue but there is no separate class of shares called “authorized share capital.”

PREEMPTIVE RIGHTS AND PREFERENTIAL SUBSCRIPTION RIGHTS

Nielsen-Netherlands. Under the articles of association of Nielsen-Netherlands, existing holders of common shares have pre-emptive rights in respect of future issuances of common shares in proportion to the number of common shares held by them, unless limited or excluded as described below. Holders of cumulative preference shares do not have pre-emptive rights in respect of any future issuances of share capital (Nielsen-Netherlands does not have any cumulative preference shares currently outstanding). Pre-emptive rights do not apply with respect to common shares issued for non-cash consideration or with respect to common shares issued to employees or shares issued pursuant to the exercise of share options or similar

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COMPARISON OF RIGHTS OF SHAREHOLDERS

rights to subscribe for shares which were previously granted. Under the articles of association of Nielsen-Netherlands, the board of directors has the irrevocable power to limit or exclude any pre-emptive rights to which shareholders may be entitled, provided that it has been authorized by the general meeting of shareholders to do so. The authority of the board of directors to limit or exclude pre-emptive rights can only be exercised if at that time the authority of the board to issue shares is in full force and effect as described above. The authority to limit or exclude pre-emptive rights may be extended in the same manner as the authority to issue shares. If there is no designation of the board of directors to limit or exclude pre-emptive rights in force, the shareholders are able to limit or exclude such pre-emptive rights at a general meeting of shareholders.

As a matter of Dutch law, resolutions of the general meeting of shareholders (i) to limit or exclude pre-emptive rights or (ii) to designate the board of directors as the corporate body that has authority to limit or exclude pre-emptive rights, require an ordinary majority of those present or validly represented at the relevant meeting except that at least a two-thirds majority of the votes cast in a meeting of shareholders is required if less than 50% of the issued share capital is present or represented at the relevant meeting. The rules relating to issuances of shares and pre-emptive rights as described above apply equally to the granting of rights to subscribe for shares, such as options and warrants, but not the issue of shares upon exercise of such rights.

As described under “– Increase in Share Capital – Nielsen-Netherlands – Issue of Shares” above, the authority to limit or exclude pre-emptive rights in connection with the issuance of common shares or rights to subscribe for shares was irrevocably delegated to the board of directors for a period of five years expiring May 8, 2017.

Nielsen-UK. Under the English Companies Act, the issuance of “equity securities” by Nielsen-UK that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to the respective nominal values of their holdings on the same or more favorable terms, unless a special resolution (i.e. a resolution approved by the holders of at least 75% of the aggregate voting power of the outstanding Nielsen-UK Ordinary Shares that, being entitled to vote, vote on the resolution) to the contrary has been passed in a general meeting of shareholders.

In this context, “equity securities” generally includes the Ordinary Shares or rights to subscriber for or to convert securities into Ordinary Shares.

Similar to Dutch law, English law permits a company’s shareholders by special resolution or a provision in a company’s articles of association to exclude preemptive rights for a period of up to five years. In line with the articles of association of Nielsen-Netherlands, the Articles of Nielsen-UK will provide that the directors are authorized, for a period of up to five years from the date of the shareholder resolution granting such authorization, to (i) allot shares in Nielsen-UK, or to grant rights to subscribe for or to convert or exchange any security into shares in Nielsen-UK up to an aggregate nominal amount (i.e., par value) of €91 million and (ii) exclude preemptive rights in respect of such issuances for the same period of time. Such authorization will continue for five years and renewal of such authorization is expected to be sought at least once every five years, and possibly more frequently.

Additionally, similar to Dutch law, statutory preemptive rights under English law generally do not apply to:

•	the issuance or transfer of shares under an employees’ equity compensation plan;

•	the issuance of bonus shares (i.e., shares paid up by way of a capitalization of a company’s reserves); or

•	the issuance of equity securities that are paid up wholly or partly otherwise than in cash (i.e. pursuant to an exchange offering or payment in kind).

DISTRIBUTIONS AND DIVIDENDS

Nielsen-Netherlands. The general meeting of stockholders may resolve, on the proposal of the board of directors, to distribute dividends or reserves, wholly or partially, in the form of common shares. Subject to certain exceptions, dividends may only be paid out of profits as shown in our annual financial statements as adopted by the general meeting of stockholders. Distributions may not be made if the distribution would reduce stockholders’ equity below the sum of the paid-up and called up capital and any reserves required by Dutch law or the articles of association. The board may also resolve on the distribution of an interim dividend provided the amount of such interim distribution does not exceed an amount equal to the amount of equity exceeding the issued share capital plus the mandatory reserves.

Distributions that have not been collected within five years after they have become due and payable will revert to the company.

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COMPARISON OF RIGHTS OF SHAREHOLDERS

The ability of Nielsen-Netherlands to pay dividends may be limited by covenants of any existing and future outstanding indebtedness that it or its subsidiaries incur. Whether or not dividends are paid depends on, among other things, its results of operations, financial condition, level of indebtedness, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. Profits will be available to be distributed as dividends only if and to the extent the board of directors decides not to allocate profits to the reserves of the company.

Nielsen-UK. Under English law, dividends may only be paid out of Nielsen-UK’s distributable profits or distributable reserves and not out of share capital, which includes share premiums (which are the excess of the consideration for the issuance of shares over the aggregate nominal amount of such shares).

A reserve arising from a court-approved reduction of capital is included in distributable profit unless the court orders otherwise. A reduction of capital may therefore be used to (i) increase existing distributable reserves and/or (ii) reduce or eliminate accumulated realized losses to enable a company to make a dividend.

In addition, the English Companies Act does not permit Nielsen-UK to make a dividend:

•	if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves; or

•	to the extent that the dividend will reduce the net assets below such amount.

Whether a dividend can be paid must be justified by reference to Nielsen-UK’s “relevant accounts” (which must be its individual accounts (i.e., separate stand-alone statutory accounts)). These will usually be the most recent annual accounts, but may, in certain circumstances, be the company’s interim accounts.

The Articles permit the shareholders, by ordinary resolution, to declare final dividends. A declaration must not be made unless the directors have first made a recommendation as to the amount of the dividend. The dividend must not exceed that amount. In addition, the directors may declare and pay interim dividends.

Nielsen-UK intends to continue paying quarterly dividends in accordance with the dividend policy adopted by Nielsen-Netherlands subject to the completion of the court-approved reduction of capital process.

PURCHASE AND REDEMPTION OF OWN SHARES

Nielsen-Netherlands. As a matter of Dutch law, a public company with limited liability (naamloze vennootschap) may acquire its own shares, subject to certain provisions of Dutch law and the articles of association, if (A) the acquisition is made for no consideration or (B)(i) the company’s stockholders’ equity less the payment required to make the acquisition does not fall below the sum of paid and called up part of its capital and any reserves required to be maintained by Dutch law or the articles of association and (ii) in the case of listed companies, after the acquisition of shares, the company and its subsidiaries would not hold, or hold as pledgees, shares having an aggregate par value that exceeds 50% of the company’s issued share capital. Nielsen-Netherlands may only acquire its own shares if the general meeting of stockholders so resolves or resolves to grant the board of directors the authority to effect such acquisition, which authority can be delegated to the board of directors for a maximum period of 18 months. Shareholders of Nielsen-Netherlands have delegated such authority to the board of directors at each of its annual meetings.

If Nielsen-Netherlands repurchases any of its shares, no votes may be cast at a general meeting of stockholders on the treasury shares held by it or its subsidiaries. Nonetheless, the holders of a right of usufruct and the holders of a right of pledge in respect of shares held by it or its subsidiaries are not excluded from the right to vote on such shares, if the right of usufruct or the right of pledge was granted prior to the time such shares were acquired by Nielsen-Netherlands or any of its subsidiaries. Neither Nielsen-Netherlands nor any of its subsidiaries may cast votes in respect of a share on which it or such subsidiary holds a right of usufruct or a right of pledge.

Nielsen-UK. The English Companies Act limits a company’s ability to hold or repurchase its own shares. Because Nielsen-UK is expected to be listed on the NYSE, Nielsen-UK is expected to be permitted to purchase its own shares by way of an “off market purchase”. This will require that Nielsen-UK shareholders pass an ordinary resolution approving the terms of the contract pursuant to which the purchase(s) are to be made. Such approval may be for a specific purchase or constitute a general authority lasting for up to five years from the date of the resolution, and renewal of such approval for additional five year terms may be sought more frequently.

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Nielsen-UK may only fund the purchase of its own shares out of distributable reserves or the proceeds of a new issue of shares made expressly for that purpose. If any premium above the nominal value of the purchased shares is paid, it must be paid out of distributable reserves.

Any shares purchased by Nielsen-UK out of distributable reserves may be held as treasury shares. As is the case with Nielsen-Netherlands, the Nielsen-UK board of directors will have the authority to repurchase shares within designated parameters in accordance with English law.

REDUCTION OF CAPITAL

Nielsen-Netherlands. Subject to Dutch law and the articles of association, our stockholders may resolve to reduce the outstanding share capital at a general meeting of stockholders by cancelling shares or by reducing the nominal value of the shares. In either case, this reduction would be subject to applicable statutory provisions. In order to be approved, a resolution to reduce the capital requires approval of a majority of the votes cast at a meeting of stockholders if at least half the issued capital is present or represented at the meeting or at least a two-thirds majority of the votes cast in a meeting of stockholders, if less than 50% of the issued share capital is present or represented. A resolution that would result in the reduction of capital requires prior or simultaneous approval of the meeting of each group of holders of shares of the same class whose shares are subject by the reduction. A resolution to reduce capital requires notice to the creditors of the company who have the right to object to the reduction in capital under specified circumstances.

Nielsen-UK. An English company may choose to reduce its share capital so that, to the extent of the capital reduced, it may create distributable reserves for the payment of a dividend or to return surplus capital to shareholders.

Under the English Companies Act, a public company can only effect a reduction of capital with approval from an English court. Prior to the court process, the reduction must first be approved by a special resolution of shareholders in general meeting (i.e., a resolution approved by the holders of at least 75% of the aggregate voting power of the outstanding Nielsen-UK Ordinary Shares that, being entitled to vote, vote on the resolution). If the resolution is approved, the reduction must be approved by a court.

SHAREHOLDER APPROVAL OF TAKEOVERS AND CERTAIN TRANSACTIONS

Nielsen-Netherlands. Under Dutch law, the approval of our general meeting of stockholders by ordinary majority of those present or validly represented is required for any significant change in the identity or nature of the company or business of Nielsen-Netherlands, including in the case of (i) a transfer of all or substantially all of its business to a third party, (ii) the entry into or termination by it or one of its subsidiaries of a significant long-term cooperation with another entity, or (iii) the acquisition or divestment by it or one of its subsidiaries of a participating interest in the capital of a company having a value of at least one-third of the amount of our assets, as stated in our consolidated balance sheet in our latest adopted annual accounts.

Nielsen-UK. There is no concept of a statutory merger under English law except where an English company merges with another company based in the European Economic Area. European and English legislation provide for statutory mergers between English companies and companies based in the European Economic Area (of which the U.K. forms part). There is no statutory merger regime for mergers between an English company and a company based outside of the European Economic Area but English law nevertheless allows for the transfer of all assets and liabilities in accordance with an agreement (such as the Merger Proposal). Takeovers of English companies are however generally effected by way of a takeover offer or scheme of arrangement as opposed to a merger.

Application of the Takeover Code. The principal regulations that deal with the conduct of takeovers for English companies are set out in the Takeover Code. An English public limited company is potentially subject to the Takeover Code if, among other factors, its place of central management and control is within the UK, the Channel Islands or the Isle of Man. The Takeover Panel will generally look to the residency of a company’s directors to determine where it is centrally managed and controlled. The Takeover Panel has confirmed that, based upon Nielsen-UK’s current and intended plans for its directors and management, the Takeover Code (as currently drafted) will not apply to Nielsen-UK. It is possible that, in the future, circumstances could change that may cause the Takeover Code to apply to Nielsen-UK.

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Application of U.S. federal tender offer rules. As would be the case for a takeover offer made for Nielsen-Netherlands, a takeover offer made for Nielsen-UK would be subject to the U.S. federal tender offer rules.

Shareholder Approval. Under English law and subject to applicable U.S. securities laws and NYSE rules and regulations, where Nielsen-UK proposes to acquire another company, approval of Nielsen-UK’s shareholders is not required although there may be other aspects of the transaction that require shareholder approval (for example a share capital increase).

As with the articles of association of Nielsen-Netherlands, the Articles of Nielsen-UK specifically provide that the following matters are subject to the approval of members in a general meeting: (i) a transfer of all or substantially all of Nielsen-UK’s business to a third party, (ii) the entry into or termination by Nielsen-UK or one of its subsidiaries of a significant long-term cooperation with another entity, or (iii) the acquisition or divestment by Nielsen-UK or one of its subsidiaries of a participating interest in the capital of a company having a value of at least one-third of the amount of Nielsen-UK’s assets, as stated in its consolidated balance sheet in its latest adopted annual accounts.

RELATED PARTY TRANSACTIONS

Nielsen-Netherlands. Under the DCC, directors cannot participate in the decision making regarding matters in which they have a direct or indirect personal interest that conflicts with the interest of the company.

Nielsen-UK. Similar to the DCC, under English law, certain transactions between a director, certain parties connected with that director and a related company of which he or she is a director are prohibited unless approved by the shareholders, such as loans, credit transactions and substantial property transactions.

APPRAISAL OR WITHDRAWAL RIGHTS AND COMPULSORY ACQUISITIONS

Nielsen-Netherlands. In addition to the appraisal or withdrawal rights available under Dutch law to shareholders in the context of a cross-border legal merger as set out in “Proposals Relating to the Merger”, a stockholder who (together with members of its group, as such term is defined under Dutch law) for its own account holds at least 95% of a company’s issued capital may institute proceedings against the company’s other stockholders jointly for the transfer of their shares to the claimant. The proceedings are held before the Dutch Enterprise Chamber and are instituted by means of a writ of summons served upon the minority stockholders in accordance with the provisions of the DCC. The Dutch Enterprise Chamber may grant the claim for the squeeze-out in relation to all minority stockholders and will determine the price to be paid for the shares, if necessary after appointment of one or three experts who will offer an opinion to the Dutch Enterprise Chamber on the value of the shares. Once the order to transfer has become final, the acquiror must give written notice of the price, and the date on which and the place where the price is payable to the minority stockholders whose addresses are known to it. Unless all addresses are known to the acquiror, it will also publish the same in a Dutch daily newspaper with nationwide distribution in the Netherlands.

Nielsen-UK. English law does not provide for “appraisal rights” similar to those rights under Dutch law (other than in connection with the Takeover Code which does not apply to Nielsen-UK), but the English Companies Act provides for dissenter’s rights which permit a shareholder to object to a court in the context of the compulsory acquisition of minority shares pursuant to the statutory squeeze-out procedure contained in the English Companies Act.

APPOINTMENT OF DIRECTORS

Nielsen-Netherlands. Members of our board of directors are appointed by our general meeting of stockholders by an absolute majority of votes cast from a list of nominees prepared by the incumbent board of directors. The general meeting of stockholders may at all times also appoint directors without such prior binding nomination of the board of directors by a resolution passed with a two-thirds majority of the votes cast representing more than one-half of the issued capital.

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Nielsen-UK.

Election of directors. Directors are appointed by one of the following methods: (1) by ordinary resolution of the shareholders; (2) at a general meeting called in order to appoint directors where there are fewer than two directors of Nielsen-UK; or (3) by a decision of the directors.

Directors that are proposed to be elected at a shareholder meeting (i.e., pursuant to methods (1) and (2) described above) must be elected individually pursuant to separate proposals at the meeting; more than one director cannot be elected under the same shareholder proposal.

The Articles of Nielsen-UK provide for a director appointed by the board of directors (i.e., pursuant to method (3) described above) to retire at the conclusion of the next annual general meeting after his appointment unless he is reappointed during that meeting.

REMOVAL OF DIRECTORS

Nielsen-Netherlands. The members of our board of directors may be suspended or dismissed at any time at the general meeting of stockholders. If a resolution to so suspend or dismiss a director is proposed by the board, such resolution may be adopted by an absolute majority of the votes validly cast. If no such proposal is made by the board, then a director may be suspended or dismissed by the general meeting by at least a two-thirds majority of the votes cast, provided such majority represents more than half of the issued share capital of Nielsen-Netherlands.

Nielsen-UK. Similar to Dutch law, pursuant to the English Companies Act, shareholders can remove directors by passing an ordinary resolution (i.e., passed with a majority of votes cast). Such a resolution to remove a director requires “special notice” under the English Companies Act. Broadly, “special notice” requires that Nielsen-UK be given notice by the proposing shareholder of the removal resolution at least 28 days prior to the meeting at which the removal resolution is to be proposed. Nielsen-UK must then give notice to its shareholders at the same time as it gives notice of the relevant meeting to its shareholders or, if this is not practical (i.e., because notice of the meeting has already been given) Nielsen-UK must give at least 14 days’ notice of the removal resolution to its shareholders.

The English Companies Act allows the inclusion in a company’s articles of association of an additional removal process, such as one that does not require “special notice”. The Articles permit the removal of a director by ordinary resolution without the need for a “special notice” and to appoint, by ordinary resolution, a person to replace him.

DIRECTORS’ DUTIES

Nielsen-Netherlands. Each director will owe a duty to us to properly perform the duties assigned to him or her and to act in the corporate interest of our Company. Under Dutch law, the corporate interest extends to the interest of all corporate stakeholders, such as stockholders, creditors, employees, customers and suppliers. Our directors are expected to be appointed for one year and will be re-electable each year at the annual general meeting of shareholders.

Nielsen-UK. The English Companies Act codified many of the pre-existing common law and fiduciary duties that had previously existed in relation to directors under English law and imposes the following statutory director duties on directors of UK companies:

•	a duty to act within his or her powers (i.e., in accordance with the articles and shareholder resolutions);

•	a duty to act in a way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;

•	a duty to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;

•	a duty to exercise independent judgment;

•	a duty to exercise reasonable care, skill and diligence;

•	a duty to avoid conflicts of interest;

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•	a duty not to accept benefits from third parties; and

•	a duty to declare an interest in a proposed transaction with the company.

The above duties apply to all directors of an English company in all contexts, including in relation to takeovers, business combinations and other corporate transactions.

INDEMNIFICATION OF DIRECTORS AND OFFICERS AND INSURANCE

Nielsen-Netherlands. Unless prohibited by law in a particular circumstance, the articles of association require Nielsen-Netherlands to reimburse the officers and members of the board of directors and the former officers and members of the board of directors for damages and various costs and expenses related to claims brought against them in connection with the exercise of their duties. However, Nielsen-Netherlands is not obligated to provide indemnification (i) if a Dutch court has established in a final and conclusive decision that the act or failure to act of the person concerned may be characterized as willful (opzettelijk), intentionally reckless (bewust roekeloos) or seriously culpable (ernstig verwijtbaar) conduct, unless Dutch law provides otherwise or this would, in view of the circumstances of the case, be unacceptable according to standards of reasonableness and fairness, (ii) for any action initiated by the indemnitee, other than actions brought to establish a right to indemnification or the advancement of expenses or actions authorized by the board of directors or (iii) for any expenses incurred by an indemnitee with respect to any action instituted by the indemnitee to interpret the indemnification provisions, unless the indemnitee is successful or the court finds that indemnitee is entitled to indemnification.

Nielsen-Netherlands has entered into indemnification agreements with the members of the board of directors to provide for further details on these matters. Nielsen-Netherlands has purchased directors’ and officers’ liability insurance for the members of the board of directors and certain other officers. Insofar as indemnification of liabilities arising under the Securities Act may be permitted to members of the board of directors, officers or persons controlling Nielsen-Netherlands to the foregoing provisions, Nielsen-Netherlands has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Nielsen-UK. The Articles enable Nielsen-UK to indemnify the directors and officers of Nielsen-UK and to advance expenses to defend claims against directors and officers to the full extent of English law. Subject to exceptions described below, English law does not permit a company to exempt a director or certain officers from, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company. Indemnification is permitted for liabilities incurred in proceedings in which judgment is entered in favor of the director or officer and the director or officer is acquitted, or the director or officer is held liable, but the court finds that he or she acted honestly or reasonably and the relief should be granted.

The exceptions under the English Companies Act allow a company to (and the Articles provide that Nielsen-UK may):

•

purchase and maintain director and officer insurance “D&O Insurance” against any liability arising in connection with any negligence, default, breach of duty or breach of trust owed to the company. D&O Insurance generally covers costs incurred in defending allegations and compensatory damages that are awarded. D&O Insurance will not cover damages awarded in relation to criminal acts, intentional malfeasance or other forms of dishonesty, regulatory offences or excluded matters such as environmental liabilities. In relation to these matters, D&O Insurance generally only covers defense costs, subject to the obligation of the director or officer to repay the costs if an allegation of criminality, dishonesty or intentional malfeasance is subsequently admitted or found to be true;

•

provide a qualifying third party indemnity provision, or “QTPIP.” This permits a company to indemnify its directors and certain officers (and directors and certain officers of an associated company) in respect of proceedings brought by third parties (covering both legal costs and the amount of any adverse judgment, except for: the legal costs of an unsuccessful defense of criminal proceedings or civil proceedings brought by the company itself, fines imposed in criminal proceedings and penalties imposed by regulatory bodies). Nielsen-UK can therefore indemnify directors and certain officers against such third party actions as class actions or actions following mergers and acquisitions or share issues; and

•

make a loan to a director or certain officers in respect of defense costs in relation to civil and criminal proceedings against him or her (even if the action is brought by the company itself). This is subject to the requirement for the director

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or officer to reimburse the company if the defense is unsuccessful. However, if the company has a QTPIP in place whereby the director or officer is indemnified in respect of legal costs in civil proceedings brought by third parties, then the director or officer will not be required to reimburse the company as the cost of the loan can be paid under the QTPIP.

SHAREHOLDERS’ SUITS

Nielsen-Netherlands. Generally, only a company can bring a civil action against a third party against whom such company alleges wrongdoing, including the directors and officers of such company. A stockholder will have an individual right of action against such a third party only if the tortious act also constitutes a tortious act directly against such stockholder. The DCC provides for the possibility to initiate such actions collectively. A foundation or an association whose objective is to protect the rights of a group of persons having similar interests may institute a collective action. The collective action cannot result in an order for payment of monetary damages but may result in a declaratory judgment. The foundation or association and the defendant are permitted to reach (often on the basis of such declaratory judgment) a settlement which provides for monetary compensation for damages. The Dutch Enterprise Chamber may declare the settlement agreement binding upon all the injured parties with an opt-out choice for individual injured parties which can be exercised, within a period of no less than three months as set by the Dutch Enterprise Chamber.

Nielsen-UK. Under the English Companies Act, shareholders are entitled to bring a derivative claim to seek relief on behalf of the company against the actions of a director of the company. The cause of action for a derivative claim must be vested in the company and claims may only be brought in respect of actual or proposed acts or omissions including negligence, default, breach of duty or breach of trust by a director of the company. The onus to provide evidence to make out a prima facie case for the derivative claim is on the shareholder seeking permission to continue the claim.

The English Companies Act also permits shareholders to apply for a court order:

•	if Nielsen-UK’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim; or

•	if any act or omission of Nielsen-UK is or would be so prejudicial.

GENERAL MEETINGS OF SHAREHOLDERS

Nielsen-Netherlands. A general meeting of stockholders shall be held once a year within the periods required under Dutch law and the NYSE listing rules to convene a general meeting of stockholders. Pursuant to the articles of association of Nielsen-Netherlands, the company is required to hold an annual general meeting within six months of the close of the financial year. Extraordinary general meetings of stockholders may be held as frequently as they are called by the board of directors, or whenever one or more stockholders collectively representing at least 10% of the issued capital so request the board of directors in writing and submit the necessary court petition. Public notice of a general meeting of stockholders or an extraordinary meeting of stockholders must be given by the board of directors in accordance with Dutch law, the regulations of the NYSE, where the common shares of Nielsen-Netherlands are officially listed, and the rules and regulations of the SEC.

All stockholders are entitled to attend the general meetings of stockholders, to address the general meeting of stockholders and to vote, either in person or by appointing a proxy to act for them. The same applies to every pledge and usufructuary who holds voting rights on shares of Nielsen-Netherlands. Our board of directors may determine that, in order to exercise the right to attend the general meetings of stockholders, to address the general meeting of stockholders and/or to vote at the general meetings of stockholders, stockholders must notify the Company in writing through the Company’s transfer agent of their intention to do so, no later than on the day and at the place mentioned in the notice convening the meeting.

Our board may determine that stockholders may attend and address the general meeting, participate in the deliberations and exercise voting rights electronically, and the board may set reasonable conditions for the use of such electronic means of communication.

Nielsen-UK. An annual general meeting of members shall be held once a year within the periods required under English law and the NYSE listing rules to convene a general meeting of members. Pursuant to the English Companies Act, Nielsen-UK is required to hold an annual general meeting within six months of the day following the end of its fiscal year. The notice

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COMPARISON OF RIGHTS OF SHAREHOLDERS

required for an annual general meeting is 21 clear days unless a majority in number of those entitled to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving that right, agree to accept shorter notice. For the purposes of giving notice, “clear days” means calendar days between (and excluding) deemed receipt of the notice and the date of the meeting itself. It is anticipated that the annual general meetings of Nielsen-UK will continue to be used for the purpose, among other things, of approving the annual financial statements and the annual business report.

Under the English Companies Act, a general meeting (other than the annual general meeting) may be convened by the board of directors of a company or by shareholder(s) representing at least 5% of the paid-up capital of a company carrying voting rights (excluding any paid-up capital held as treasury shares) or in certain circumstances, the auditor of the company. The Articles provide that shareholders be given at least 14 clear days’ notice of general meetings (other than the annual general meeting) unless a majority in number of those entitled to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving that right, agree to accept shorter notice.

VOTING RIGHTS

Nielsen-Netherlands. Each share of common stock confers the right to cast one vote at the general meeting of stockholders. Blank votes and invalid votes shall be regarded as not having been cast. Resolutions proposed to the general meeting of stockholders by the board of directors are adopted by a simple majority of votes cast, unless another majority of votes or quorum is required by virtue of Dutch law or our articles of association.

Nielsen-UK. At a poll taken at a meeting, every qualifying shareholder present and entitled to vote on the resolution has one vote for every Nielsen-UK Ordinary Share of which he or she is the holder.

An “ordinary resolution” requires, on a poll, the affirmative vote of a simple majority of the total voting rights of those who (being entitled to do so) vote in person or by proxy.

A “special resolution” requires, on a poll, the affirmative vote of the holders of at least 75% of the total voting rights of those who (being entitled to do so) vote in person or by proxy.

The English Companies Act requires that a number of matters are approved by way of special resolution, including (amongst other things) an amendment to the company’s articles of association, change of name, and re-registration as a public or private company.

LIQUIDATION

Nielsen-Netherlands. The Company may be dissolved only by the stockholders at a general meeting of stockholders, upon the proposal of the board of directors. The liquidation of the Company may be carried out by the board of directors, if and to the extent the stockholders have not appointed one or more liquidators at the general meeting of stockholders. The remuneration of the liquidators, if any, will be determined by the general meeting of stockholders. Any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of shares held, with due regard to the preferential rights of individual classes of shares, and subject to Dutch withholding tax requirements.

Nielsen-UK. The liquidation of an English company is a statutory process governed by the Insolvency Act 1986, where assets of the company are realized for the benefit of creditors or shareholders and the company is dissolved. Liquidation may be voluntary, where it is initiated by shareholders, or compulsory, where it is typically initiated by creditors and approved by the court. There are two types of voluntary liquidation: a members’ voluntary liquidation and a creditors’ voluntary liquidation; each is instigated by the special resolution of the shareholders and cannot be initiated by creditors directly. The essential difference is that a members’ voluntary liquidation applies to solvent companies and a creditors’ insolvent liquidation to insolvent companies. Accordingly, voluntary liquidation is not always an insolvency procedure. In all cases, a liquidator is appointed to collect in the assets of the company and distribute them in the order prescribed by the Insolvency Act 1986 to satisfy any charges, secured and unsecured creditors and the expenses of the liquidation. If there are any surplus funds available after these liabilities have been satisfied in full, they will be divided amongst shareholders in proportion to their existing shareholdings.

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COMPARISON OF RIGHTS OF SHAREHOLDERS

ENFORCEMENT OF JUDGMENTS

Nielsen-Netherlands. The Netherlands and the U.S. do not have a treaty providing for reciprocal recognition and enforcement of judgments in civil and commercial matters. The recognition and enforcement of a judgment of the courts of the U.S. in the Netherlands is governed by the principles set forth in the Dutch statute of civil procedure. This statute provides in principle that a judgment rendered by a non-Dutch court may not be enforced in the Netherlands. Nevertheless, Dutch Courts may give force to such non-Dutch judgment without reviewing it on the merits if (i) litigants have submitted themselves to the jurisdiction of such court explicitly through their choice of competent court or implicitly by cooperating with the court procedures and (ii) the court procedures and the service of documents leading to the judgment were in accordance with the due process of law.

Nielsen-UK. There are no arrangements in place between the U.K. and the U.S. relating to the reciprocal enforcement of judgments. U.S. judgments must therefore be enforced at common law and by instituting fresh legal proceedings in England and Wales. In broad terms, for a foreign judgment to be recognized by courts in England and Wales:

•	it must be for a debt or definite sum of money;

•	it must be final and conclusive in the court which pronounced it; and

•	it must have been given by a court regarded by English law as competent to do so.

It may therefore be more difficult (or impossible) to bring some types of claims against an English company. Further, a judgment may be impeached by showing that:

•	the court in question did not, in the circumstances of the case, and in accordance with the English rules of private international law, have jurisdiction to give that judgment;

•	the judgment was obtained through fraud;

•	the enforcement of the judgment would be contrary to the public policy of the U.K.; or

•	the proceedings in which the judgment was obtained were opposed to the rules of natural justice.

A criminal judgment in a U.S. court under U.S. federal securities laws may not be enforceable in the English courts on public policy grounds and a prosecution brought before the English courts under U.S. federal securities laws may also not be permitted on public policy grounds.

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PROPOSAL NO. 1

Amendment of the Articles of Association in Connection with the Merger

In anticipation of the Merger, the Board of Directors proposes to amend the articles of association of the Company and add a new article 29 (Withdrawal right and criterion based on section 2:333h of the DCC).

On February 19, 2015, the boards of directors of Nielsen-Netherlands and Nielsen-UK unanimously approved the form of Merger Proposal, according to which (i) Nielsen-Netherlands will cease to exist, (ii) Nielsen-UK will obtain the assets and liabilities of the Company under universal title of law and (iii) shareholders of Nielsen-Netherlands are entitled to Ordinary Shares at an exchange ratio of one newly issued Ordinary Share for one share in the capital of Nielsen-Netherlands.

If the Annual Meeting approves the Merger, any shareholder of Nielsen-Netherlands that voted against such proposal has the right to elect not to become a shareholder of Nielsen-UK and file a request for compensation with Nielsen-Netherlands in accordance with the DCC within one month after the Annual Meeting. A withdrawing shareholder can only make use of the withdrawal right in respect of the shares in Nielsen-Netherlands that such shareholder (i) held at the record date of the Annual Meeting and for which such shareholder voted against the Merger and (ii) still holds at the time of submitting the withdrawal application and at the effective time of the Merger. Upon the Merger taking effect, the withdrawing shareholder will not receive Ordinary Shares. Instead, such withdrawing shareholder will receive cash compensation (net of any Dutch dividend withholding tax that is required to be withheld by law) for the common shares in Nielsen-Netherlands for which it duly exercised his withdrawal right and such shares of Nielsen-Netherlands shall cease to exist as a consequence of the Merger taking effect.

This proposed amendment provides for the inclusion of a criterion referred to in the DCC under which the amount of compensation to shareholders of Nielsen-Netherlands who elect to exercise their withdrawal right can be established objectively. The criterion is such that, if possible, the amount of compensation corresponds to the value of the shares in Nielsen-Netherlands at the time of the entry into force of the Merger, so that shareholders of Nielsen-Netherlands are treated equally as much as possible, regardless of whether they voted in favor or against the Merger.

Depending on the number of shares in respect of which a request to be compensated is filed, the amount of compensation per share in Nielsen-Netherlands shall be determined on the basis of (i) the average closing price of a share in Nielsen-Netherlands provided on a daily basis by the New York Stock Exchange over a period of twenty trading days prior to the effective time of the Merger or (ii) the cash proceeds realized by Nielsen-Netherlands from an offering of such number of newly issued shares in Nielsen-Netherlands equal to the number of shares in respect of which a request to be compensated is filed. If the compensation is determined in the manner set out under (ii), the costs and expenses of such offering, consisting of the registration and underwriting fees and other fees, costs and expenses primarily related to such offering, shall be deducted from the proceeds and aggregate amount of compensation. On payments of cash compensation, dividend withholding tax of 15% will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes. See “Proposals Relating to the Merger – Withdrawal Rights.”

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to (i) amend our articles of association and (ii) authorize any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance, LLP, Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association.

If this proposal is adopted by a simple majority of the votes cast, the changes will be implemented with immediate effect during a suspension of the Annual Meeting and prior to the proposal to vote on the Merger. The Company will not proceed with the vote of Proposal No. 2 if Proposal No. 1 is not approved by the requisite vote of shareholders.

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PROPOSAL NO. 1 – AMENDMENT OF THE ARTICLES OF ASSOCIATION IN CONNECTION WITH THE MERGER

The full text of the proposed amendment is provided below:

“29	WITHDRAWAL RIGHT AND CRITERION BASED ON SECTION 2:333H OF THE DUTCH CIVIL CODE

29.1	If the Company merges into Nielsen Holdings Limited (“Nielsen-UK”) in accordance with the terms and conditions of the joint merger proposal dated March twenty-six of two thousand and fifteen as drawn up by the board of directors of the Company and the board of directors of Nielsen-UK, which merger proposal provides for an exchange ratio applicable to such merger of one (1) share in the capital of Nielsen-UK in exchange for one (1) share in the capital of the Company (the “Exchange Ratio”), the compensation per share which, pursuant to article 2:333h of the DCC, may be requested for by the shareholders of the Company who voted against the aforementioned merger instead of acquiring shares in the capital of Nielsen-UK shall be calculated as follows: (X-Y) / divided by Z, whereby:

X means the aggregate amount of the cash proceeds realised by the Company from an offering of such number of shares in the capital of the Company (the “New Shares”) equal to the aggregate number of Exit Shares, such offering to be conducted by the Company and settled prior to the merger becoming effective;

Y means the aggregate amount of all costs and expenses in connection with the offering of New Shares consisting of registration and underwriting fees and other fees, costs and expenses primarily related to such offering of New Shares;

Z means the total number of Exit Shares; and

Exit Shares means the shares in the capital of the Company for which, pursuant to article 2:333h of the DCC, a compensation needs to be paid by the Company upon being requested thereto and in accordance with the terms and conditions included in the aforementioned merger proposal.

The aforementioned compensation shall be paid in accordance with the terms and conditions of the aforementioned merger proposal.

29.2	In deviation of article 29.1 and in case the number of Exit Shares represents less than one percent (1%) of the total issued and outstanding share capital of the Company at the time the total number of Exit Shares are known to the Company, the board of directors of the Company is authorised to determine the compensation per share on the basis of:

an average closing price per share provided on a daily basis by the New York Stock Exchange over a period of twenty (20) trading days prior to the date the merger becomes effective.

The Board of Directors recommends that shareholders vote “FOR” (a) the amendment of the articles of association of Nielsen-Netherlands in connection with the proposed Merger, (b) authorize any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance, LLP, Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association.

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PROPOSAL NO. 2

Approval of the Merger

The boards of directors of Nielsen-Netherlands and Nielsen-UK have unanimously approved the Merger Proposal, according to which (i) Nielsen-Netherlands will cease to exist, (ii) Nielsen-UK will obtain the assets and liabilities of the Company under universal title of law and (iii) shareholders of Nielsen-Netherlands are entitled to Ordinary Shares at an exchange ratio of one newly issued Ordinary Share for one share in the capital of Nielsen-Netherlands.

The Merger will result in Nielsen-UK becoming the publicly traded parent of the Nielsen group and thereby effectively change the place of incorporation of our publicly-traded parent company from the Netherlands to England and Wales. Nielsen-UK will continue to conduct, through its subsidiaries, the same businesses as conducted by Nielsen-Netherlands before the Merger.

If the Merger is approved by the requisite vote of our shareholders, and the other conditions to closing are satisfied, we will request a Dutch civil law notary (notaris) to issue a certificate attesting that Nielsen-Netherlands has observed all procedural rules in respect of all the required resolutions and that all pre-merger formalities under Dutch law have been complied with. In addition, we will request the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities in accordance with The Companies (Cross-Border Mergers) Regulations 2007 (the “UK Regulations”). Following this, a joint application will be submitted to the UK High Court by Nielsen-UK and Nielsen-Netherlands for the issuance of an order approving the completion of the Merger. The Merger will be effected not less than 21 days after the date of such order, which is currently expected to be in the third quarter of 2015.

The affirmative vote of the majority of the votes cast at the Annual Meeting is required to approve the Merger if at least 50% of the issued share capital is represented (either in person or by proxy) at the meeting. If less than 50% of the issued share capital is represented, a majority of 2/3 of votes cast is required.

See “Proposals Relating to the Merger” for more information about the Merger.

The Board of Directors recommends that shareholders vote “FOR” the approval of the Merger.

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Other Annual Meeting Proposals

We are also seeking approval of annual meeting proposals (Proposals 3 – 9) either because they are required under applicable Dutch or U.S. laws or because they are relevant for as long as Nielsen-Netherlands continues to be our parent company.

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PROPOSAL NO. 3

Adoption of Dutch Annual Accounts for 2014

At the Annual Meeting, you will be asked to (a) adopt our Dutch statutory annual accounts required under Dutch law and our articles of association (the “Dutch Annual Accounts”) for the year ended December 31, 2014 and (b) authorize the preparation of our Dutch Annual Accounts and the annual report of the Board of Directors as required by Dutch law (the “Dutch Annual Report”) for the year ending December 31, 2015 in the English language.

Our Dutch Annual Accounts are prepared in accordance with the International Financial Reporting Standards, as adopted by the European Union (IFRS), and Dutch law. The Dutch Annual Report for the year ended December 31, 2014 contains information included in our annual report on Form 10-K and other information required by Dutch law. Our Dutch Annual Report and Dutch Annual Accounts, in each case for the year ended December 31, 2014, can be accessed through our website, www.nielsen.com, and may be obtained free of charge by request to our office at Diemerhof 2, 1112 XL Diemen, the Netherlands and at our offices at 40 Danbury Road, Wilton, Connecticut 06897, United States of America.

The affirmative vote of the majority of the votes cast at the Annual Meeting is required to adopt our Dutch Annual Accounts for the year ended December 31, 2014 and to authorize the preparation of our Dutch Annual Accounts and Dutch Annual Report for the year ending December 31, 2015 in the English language.

In the event Proposal No. 2 is approved by the requisite vote of our shareholders and Nielsen-UK becomes the publicly-traded company of the Nielsen group before the end of 2015, we will not be required to prepare Dutch Annual Accounts for the year ending December 31, 2015.

The Board of Directors recommends that shareholders vote “FOR” the adoption of our Dutch annual accounts for the year ended December 31, 2014 and the authorization of the preparation of our Dutch annual accounts and Dutch annual report for the year ending December 31, 2015 in the English language.

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PROPOSAL NO. 4

Discharge of Members of the Board of Directors from Liability Pursuant to Dutch Law

Under Dutch law, at the Annual Meeting, shareholders may discharge the members of the Board of Directors from liability in respect of the exercise of their duties during the financial year concerned. The discharge is without prejudice to the provisions of the law of the Netherlands relating to liability upon bankruptcy and does not extend to matters not disclosed to shareholders.

It is proposed that the shareholders resolve to discharge the members of the Board of Directors from liability pursuant to Dutch law in respect of the exercise of their duties during 2014.

The affirmative vote of the majority of the votes cast at the Annual Meeting is required to so discharge the members of the Board of Directors.

The Board of Directors recommends shareholders vote “FOR” the discharge of the members of the Board of Directors from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2014.

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PROPOSAL NO. 5

Election of Directors

Our Board of Directors has fixed the number of directors at eleven. Acting upon the recommendation of its Nomination and Corporate Governance Committee and taking into account the rights of certain shareholders pursuant to agreements the Company entered into permitting such shareholders to nominate directors to the Board as described under “Certain Relationships and Related Party Transactions – Letter Agreements with Sponsors,” our Board has nominated the persons identified herein for election as directors. Directors will hold office until the end of the next annual meeting of shareholders and the election and qualification of their successors or until resignation. Action will be taken at the Annual Meeting for the election of these nominees. If Proposal No. 2 is approved and Nielsen-UK becomes the publicly-traded parent of the Nielsen group, these directors will be appointed to the board of Nielsen-UK.

It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of these nominees, except in cases of proxies bearing contrary instructions. In the event that these nominees should become unavailable for election due to any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the names, ages as of March 31, 2015 and biographical information of each nominee. Beneficial ownership of equity securities of the nominees is shown under “Ownership of Securities.”

DAVID L. CALHOUN	Age 57

Mr. Calhoun has been the Executive Chairman of the Board of Nielsen since January 1, 2014 and, before that, served as a member of the Board of Nielsen (or its predecessor) since September 2006. He has served as Senior Managing Director and Head of Private Equity Portfolio Operations of The Blackstone Group L.P. since January 2014. Previously, Mr. Calhoun served as the Chief Executive Officer of Nielsen from September 2006 through December 2013. Prior to joining Nielsen, he served as Vice Chairman of General Electric Company and President and CEO of GE Infrastructure. During his 26-year tenure at GE, he ran multiple business units, including GE Transportation, GE Aircraft Engines, GE Employers Reinsurance Corporation, GE Lighting and GE Transportation Systems. Mr. Calhoun is a member of the boards of directors of The Boeing Company and Caterpillar Inc. He was also appointed Non-Executive Chairman of privately-owned Gates Global effective July 2014. He was a member of the board of directors of Medtronic Inc. from 2007 to 2012.

JAMES A. ATTWOOD, JR.	Age 56

Mr. Attwood has been a director of Nielsen since June 2006. Mr. Attwood is a Managing Director of The Carlyle Group and Head of the Global Telecommunications, Media, and Technology Group. Prior to joining The Carlyle Group in 2000, Mr. Attwood was with Verizon Communications, Inc. and GTE Corporation. Prior to GTE, he was with Goldman, Sachs & Co. Mr. Attwood serves as a member of the boards of directors of Syniverse Holdings, Inc., Getty Images and CoreSite Realty Corporation. Mr. Attwood graduated summa cum laude from Yale University with a B.A. in applied mathematics and an M.A. in statistics and received both J.D. and M.B.A. degrees from Harvard University.

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PROPOSAL NO. 5 – Election of Directors

MITCH BARNS	Age 51

Mr. Barns has been the Chief Executive Officer of Nielsen since January 1, 2014 and has been a director of Nielsen since October 2014. His prior roles with Nielsen include President, Global Client Service from February 2013 through December 2013, President of Nielsen’s U.S. Watch business from June 2011 until February 2013, President of Nielsen Greater China from January 2008 until June 2011, President of Nielsen’s Consumer Panel Services from March of Nielsen Greater China from January 2008 until June 2011, President of Nielsen’s Consumer Panel Services from March 2007 until January 2008 and President of Nielsen’s BASES and Analytic Consulting units from July 2004 through February 2007. He joined Nielsen in March 1997 after 12 years with The Procter & Gamble Company. He is a graduate of Miami University in Ohio and the Stanford Executive Program at the Stanford Graduate School of Business.

KAREN M. HOGUET	Age 58

Ms. Hoguet has been a director of Nielsen (or its predecessor) since November 2010. She has been the Chief Financial Officer of Macy’s Inc. since February 2009; she previously served as Executive Vice President and Chief Financial Officer of Macy’s from June 2005 to February 2009. Ms. Hoguet served as Senior Vice President and Chief Financial Officer of Macy’s from October 1997 to June 2005. Ms. Hoguet is currently a member of the board of directors of The Chubb Corporation. She graduated from Brown University and earned an MBA from Harvard Business School.

JAMES M. KILTS	Age 67

Mr. Kilts has been a director of Nielsen (or its predecessor) since November 2006. He served as Chairman of the Board of Nielsen until January 1, 2014. Mr. Kilts is a founding partner of Centerview Capital. Prior to joining Centerview Capital, Mr. Kilts was Vice Chairman of the Board of The Procter & Gamble Company. Mr. Kilts was formerly Chairman of the Board, Chief Executive Officer and President of The Gillette Company before the company’s merger with Procter & Gamble in October 2005. Prior to Gillette, Mr. Kilts had served at different times as President and Chief Executive Officer of Nabisco, Executive Vice President of the Worldwide Food Group of Philip Morris, President of Kraft USA and Oscar Mayer, President of Kraft Limited in Canada, and Senior Vice President of Kraft International. A graduate of Knox College, Galesburg, Illinois, Mr. Kilts earned a Masters of Business Administration degree from the University of Chicago. Mr. Kilts is currently a member of the boards of directors of Metropolitan Life Insurance Co. and Pfizer Inc. Mr. Kilts was a member of the board of directors of MeadWestvaco Corporation until April 2014. He is also a member of the Board of Overseers of Weill Cornell Medical College. Mr. Kilts serves on the Board of Trustees of the University of Chicago, is a Life Trustee of Knox College and is a Life Member of the Advisory Council of the University of Chicago Booth School of Business (Chairman from 2002-2009).

HARISH MANWANI	Age 61

Mr. Manwani has been a director of Nielsen since January 2015. He has been Global Executive Advisor for Blackstone Private Equity since February 2015.He retired from Unilever, a leading global consumer products company, at the end of 2014, where he served as Chief Operating Officer since September 2011. Mr. Manwani joined Hindustan Unilever (HUL) in 1976, becoming a member of the HUL board in 1995, and since that time held positions of increasing responsibility in Unilever which gave him wide ranging international marketing and general management experience. Mr. Manwani is a director of Qualcomm Incorporated since May 2014, Pearson plc since October 2013 and Whirlpool Corporation since August 2011. He is also the non-executive chairman of Hindustan Unilever Limited since July 2005. He previously served as a director of ING Group from April 2008 to April 2010. He is a director of the Economic Development Board of Singapore since February 2013 and the Indian School of Business since April 2006. Mr. Manwani holds a Bachelor of Science honors degree in Statistics and a Master’s degree in Management Studies, both from Mumbai University in India. He has also attended the Advance Management Program at Harvard Business School.

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PROPOSAL NO. 5 – Election of Directors

KATHRYN V. MARINELLO	Age 58

Ms. Marinello has been a director of Nielsen since October 2014. Ms. Marinello has also been member of the Board of Directors of General Motors Company since July 2009 and a member of the Board of Directors of AB Volvo since April 2014. She was also a member of the Board of Directors of General Motors Corporation from 2007 to 2009. In March 2014, Ms. Marinello rejoined Ares Management LLC, a global asset manager, as Senior Advisor. She had been Chairman and Chief Executive Officer of Stream Global Services, Inc., a global business process outsource service provider specializing in customer relationship management for Fortune 1,000 companies, from August 2010 through March 2014. Ms. Marinello served as senior advisor and consultant at Providence Equity Partners LLC, a private equity firm, and Ares Management LLC from June to August 2010. She served as Chairman and Chief Executive Officer of Ceridian Corporation, a human resources outsourcing company, from December 2007 to January 2010; and President and Chief Executive Officer from 2006 to 2007. Prior to joining Ceridian, Ms. Marinello spent 10 years at General Electric Company (“GE”), and served in a variety of senior roles, including President and Chief Executive Officer of GE Fleet Services, a division of GE, from 2002 to 2006.

ALEXANDER NAVAB	Age 49

Mr. Navab has been a director of Nielsen since June 2006. Since October 2009, Mr. Navab has been a member of KKR Management LLC, the general partner of KKR & Co. L.P. (prior to that, he was a member of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co. L.P.), where he is the Head of Americas Private Equity. Mr. Navab serves as the Chair of Americas Private Equity Investment Committee, is a member of the Americas Portfolio Management Committee, and serves on KKR’s Special Situations Investment Committee. Prior to joining KKR in 1993, Mr. Navab was with James D. Wolfensohn Incorporated and prior to that he was with Goldman, Sachs & Co. Mr. Navab is currently also a director of Weld North. Mr. Navab received a B.A. with Honors, Phi Beta Kappa, from Columbia College and an M.B.A. with High Distinction from the Harvard Graduate School of Business Administration.

ROBERT POZEN	Age 68

Mr. Pozen has been a director of Nielsen (or its predecessor) since May 2010. From July 1, 2010 through December 31, 2011, he was Chairman Emeritus of MFS Investment Management. Prior to that, he was Chairman of MFS Investment Management since February 2004. He previously was Secretary of Economic Affairs for the Commonwealth of Massachusetts in 2003. Mr. Pozen was also the John Olin Visiting Professor, Harvard Law School from 2002-2004 and the chairman of the SEC Advisory Committee on Improvements to Financial Reporting from 2007-2008. From 1987 through 2001, Mr. Pozen worked for Fidelity Investments in various jobs, serving as President of Fidelity Management and Research Co. from 1997 through 2001. He is currently a director of Medtronic, Inc. and AMC, a subsidiary of the International Finance Corporation. He is a senior lecturer at Harvard Business School, a senior fellow of the Brookings Institution, a visiting senior lecturer at MIT Sloan School of Management, and a trustee of the Commonwealth Fund.

VIVEK RANADIVÉ	Age 57

Mr. Ranadivé has been a director of Nielsen since July 26, 2012. He was the Chief Executive Officer and Chairman of TIBCO Software Inc. (“TIBCO”) since its inception in 1997 until December 2014 and now serves as a board member of TIBCO and assists it with strategic projects. Mr. Ranadivé founded Teknekron Software Systems, Inc., TIBCO’s predecessor, in 1985. Prior to founding TIBCO, Mr. Ranadivé was president and founder of a UNIX consulting company. Previously, he held management and engineering positions with Ford Motor Company, M/A-Com Linkabit and Fortune Systems. Mr. Ranadivé is a frequent presenter on such topics as the future of integration, enabling real-time business and unleashing the power of information across enterprises to become more competitive. Mr. Ranadivé earned an MBA from Harvard Business School, where he was a Baker Scholar. He received both a Master’s and Bachelor’s Degree in Electrical Engineering from the Massachusetts Institute of Technology.

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PROPOSAL NO. 5 – Election of Directors

JAVIER G. TERUEL	Age 64

Mr. Teruel has been a director of Nielsen (or its predecessor) since August 2010. He is a Partner of Spectron Desarrollo, SC, an investment management and consulting firm and Chairman of Alta Growth Capital, a private equity firm; Retired Vice Chairman (2004 to 2007) of Colgate-Palmolive Company (consumer products), with which he served in positions of increasing importance since 1971, including as Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition, as Vice President of Body Care in Global Business Development in New York, as President and General Manager of Colgate-Mexico, as President of Colgate-Europe, and as Chief Growth Officer responsible for the company’s growth functions. He has served as a director of Starbucks Corporation since 2005 and JCPenney since 2008. He served as a director of the Pepsi Bottling Group, Inc. from 2007 to 2010.

The nominees for election to the Board of Directors named above are hereby proposed for re-appointment by the shareholders.

The Board of Directors recommends that shareholders vote “FOR” the election of each of the nominees named above.

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The Board of Directors and Certain Governance Matters

Nielsen-UK is expected to have the same directors, executive officers and committees as Nielsen-Netherlands.

In accordance with the NYSE rules, a majority of our Board of Directors consists of independent directors, and our Audit Committee, Compensation Committee and Nomination and Corporate Governance Committee are fully independent.

The members of our Board of Directors may be suspended or dismissed at any time at the general meeting of shareholders. If a resolution to suspend or dismiss a director is proposed by the Board, such resolution may be adopted by a majority of the votes validly cast. If no such proposal is made by the Board, then a director may be suspended or dismissed by the general meeting by at least a two-thirds majority of the votes cast, provided such majority represents more than half of our issued share capital.

Our Chief Executive Officer is expected to be responsible for the day-to-day management of the Company. Our directors are expected to supervise our Chief Executive Officer and our general affairs and to provide general advice to the Chief Executive Officer. The directors perform those acts that are delegated to them pursuant to our articles of association or by our board regulations.

Each director owes a duty to us to properly perform the duties assigned to him or her and to act in the corporate interest of our Company. Under Dutch law and English law, the corporate interest extends to the interests of all corporate stakeholders, such as shareholders, creditors, employees, customers and suppliers. Our directors are expected to be appointed for one year and will be re-electable each year at the annual general meeting of shareholders.

Our Board of Directors has adopted board regulations governing its performance, its decision making, its composition, the tasks and working procedure of the committees and other matters relating to the Board of Directors, the Chief Executive Officer, the directors and the committees established by the Board of Directors. In accordance with our board regulations, resolutions of our Board of Directors will be adopted by a simple majority of votes cast in a meeting at which at least the majority of its members is present or represented.

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

The Board of Directors must make an affirmative determination at least annually as to the independence of each director. A director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Heightened independence standards apply to members of the Audit Committee and Compensation Committee.

The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board is also responsible for determining affirmatively, as to each independent director, that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. As the concern is independence from management, the Board does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

The categorical standards set forth in our Corporate Governance Guidelines are intended to assist the Board of Directors in determining whether or not certain relationships between our directors and us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us, are “material relationships” for purposes of the NYSE independence standards. The categorical standards establish thresholds at which such relationships are deemed to be material.

The Board of Directors undertook its annual review of director independence. As a result of the independence review, the Board of Directors affirmatively determined that each of Messrs. Attwood, Kilts, Manwani, Navab, Pozen, Ranadivé and Teruel and Mses. Hoguet and Marinello is independent under Section 303A.02 of the NYSE listing rules and under our Corporate Governance Guidelines for purposes of board services. In addition, the Board of Directors affirmatively determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello is independent under Rule 10A-3(b)(i) of the Exchange Act for purposes of Audit Committee services and that each of Messrs. Manwani, Navab, Ranadivé and Teruel is independent under the NYSE listing rules applicable to Compensation Committees. In making such determinations, the Board of Directors considered, among other facts and circumstances, our payments to TIBCO, of which Mr. Ranadivé was the Chief Executive Officer, Chairman of the Board of Directors and a significant shareholder until December 2014. Our payments to TIBCO in 2012, 2013 and 2014 were below the thresholds set forth under the NYSE listing rules and the Company’s categorical standards of director independence.

LEADERSHIP STRUCTURE

Under our Corporate Governance Guidelines, the Board must select its chairperson from its members in any way it considers in the best interests of the Company. Pursuant to our articles of association, a non-executive director must be appointed as the chairperson of the Board. Effective January 1, 2014, Mr. Calhoun resigned as the Company’s Chief Executive Officer and began serving as Executive Chairman of the Company’s Board (replacing Mr. Kilts as Chairman who continues as a Board member). Also effective January 1, 2014, Mr. Barns succeeded Mr. Calhoun as the Company’s Chief Executive Officer. In connection with his departure as Chief Executive Officer and his appointment as Executive Chairman, Mr. Calhoun entered into a Transition Agreement reflecting his change in status and under which he has agreed to devote between 15% and 20% of his business time through December 31, 2015 (or such earlier date as the Board decides to end such services) to provide guidance and advice to Mr. Barns with respect to all aspects of his duties and responsibilities as the new Chief Executive Officer. Our Board believes this arrangement provides for an appropriate transition of the Chief Executive Officer’s responsibilities and a continuation of the strong support and strategic direction the current Board has provided the Company since its initial public offering. Additionally, Mr. Calhoun’s attention to Board matters as Executive Chairman allows Mr. Barns to focus more specifically on overseeing the Company’s operations as well as strategic opportunities and planning. As noted below, the independent members of our Board have elected James Attwood as the lead independent director effective January 1, 2015. Our Board believes our leadership structure best encourages the free and open dialogue of competing views and provides for strong checks and balances.

LEAD INDEPENDENT DIRECTOR

Effective January 1, 2015, our Board adopted the Lead Independent Director Charter. This charter calls for the election of a lead independent director by a majority vote of the board’s independent directors. The lead independent director is generally expected to serve in that role for at least one year. Effective January 1, 2015, the independent members of our Board elected Mr. Attwood as its lead independent director. The principal responsibilities of the lead independent director are as follows:

•

To review and approve (1) board meeting agendas and materials (or types of materials) in advance of each meeting and (2) board meeting schedules to ensure sufficient time for discussion of all agenda items, and to consult and collaborate with the non-independent Chairman as appropriate.

•

To set agendas for and chair executive sessions of the board which occur outside the presence of the non-independent Chairman, the CEO and any other members of management then serving on the board, and communicate with the Chairman, CEO and others as needed following those sessions. The lead independent director may call such meetings at any time he or she deems appropriate.

•	To serve as a liaison between the non-independent Chairman and the independent directors as appropriate.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

•	To chair board meetings when the non-independent Chairman is not present.

•	To be available for consultation and direct communication with the Company’s shareholders.

•	To perform such other duties as the board or the independent directors may deem appropriate from time to time.

The Lead Independent Charter is available on our website at www.nielsen.com/investors under Governance Documents.

BOARD COMMITTEES AND MEETINGS

Our Board of Directors has established the following Committees: an Audit Committee, a Compensation Committee and a Nomination and Corporate Governance Committee. The current composition and responsibilities of each Committee are described below. Members serve on these Committees until their resignation or until otherwise determined by our Board of Directors.

Name	Audit Committee	Compensation Committee	Nomination and Corporate Governance Committee
James A. Attwood, Jr.			•
Karen M. Hoguet	• Chairman
James M. Kilts			•
Harish Manwani		•
Kathryn V. Marinello	•
Alexander Navab		•
Robert Pozen	•		• Chairman
Vivek Ranadivé		•	•
Javier G. Teruel	•	• Chairman

Pursuant to our Corporate Governance Guidelines, all directors are expected to make every effort to attend all meetings of the Board and meetings of the Committees of which they are members. Directors are encouraged to attend board meetings and meetings of committees of which they are members in person, but may also attend such meetings by telephone or video conference.

During the year ended December 31, 2014, the Board, the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee held 8, 8, 6 and 5 meetings, respectively. Each director attended 75% or more of the total number of 2014 meetings of the Board and of the Committees on which each such director served and that were held during the period that such director served.

In accordance with our Corporate Governance Guidelines, the CEO is expected to attend the annual general meeting and each extraordinary general meeting of shareholders. All non-executive directors are encouraged (but not required) to attend the annual general meeting and each extraordinary general meeting of shareholders. Eight directors attended the annual general meeting held in 2014.

COMMITTEE MEMBERSHIP

Audit Committee

Our Audit Committee consists of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello, with Ms. Hoguet serving as Chairman. The Board of Directors has determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello meets the definition of “independent director” under the NYSE listing rules, Rule 10A-3(b)(i) of the Exchange Act and the categorical standards of director independence under our Corporate Governance Guidelines. The Board of Directors has determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello qualifies as an “audit committee financial expert” as defined by applicable regulations of the SEC and meets the financial literacy and expertise requirements of the NYSE.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Audit Committee supervises and monitors our financial reporting, risk management program and compliance with relevant legislation and regulations. It oversees the preparation of our financial statements, our financial reporting process, our system of internal controls and risk management, our internal and external audit process and our internal and external auditor’s qualifications, independence and performance. Our Audit Committee also reviews our annual and interim financial statements and other public disclosures prior to publication. Our Audit Committee appoints our external auditors, subject to shareholder vote as may be required under Dutch law, and oversees the work of the external and internal audit functions, providing compliance oversight, preapproval of all audit engagement fees and terms, preapproval of audit and permitted non-audit services to be provided by the external auditor, establishing auditing policies, discussing the results of the annual audit, critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the financial statements and related matters with the external auditor and reviewing earnings press releases and financial information provided to analysts and ratings agencies.

Compensation Committee

Our Compensation Committee consists of Messrs. Manwani, Navab, Ranadivé and Teruel, with Mr. Teruel serving as Chairman. Our Board of Directors has affirmatively determined that each of Messrs. Manwani, Navab, Ranadivé and Teruel meets the definition of “independent director” for purposes of the NYSE listing rules and the categorical standards of director independence under our Corporate Governance Guidelines.

Our Compensation Committee is responsible for, among other things, setting, reviewing and evaluating compensation, and related performance and objectives, of our senior management team, makes recommendations to our Board of Directors with respect to major employment-related policies and oversees compliance with our employment and compensation-related disclosure obligations under applicable laws. In addition, our Compensation Committee assists our Board in deciding on the individual compensation applicable to our directors, within the framework permitted by the general compensation policy approved by our shareholders.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. The Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plan; provided that such delegation is in compliance with the relevant plan and subject to the laws of the Netherlands and the Company’s articles of association.

Nomination and Corporate Governance Committee

Our Nomination and Corporate Governance Committee consists of Messrs. Attwood, Kilts, Pozen and Ranadivé, with Mr. Pozen serving as Chairman. The Board of Directors has determined that Messrs. Attwood, Kilts, Pozen and Ranadivé meet the definition of “independent director” under the NYSE listing rules and the categorical standards of director independence under our Corporate Governance Guidelines.

Our Nomination and Corporate Governance Committee determines selection criteria and appointment procedures for members of our Board of Directors, periodically assesses the scope and composition of our Board of Directors and evaluates the performance of its individual members, among other responsibilities.

RISK OVERSIGHT

Our Chief Executive Officer and other executive officers regularly report to the Board of Directors and the Audit, Compensation and Nomination and Corporate Governance Committees to ensure effective and efficient oversight of the Company’s activities and to assist in proper risk management and the ongoing evaluation of management controls. The Senior Vice President of Corporate Audit reports functionally and administratively to the Company’s Chief Financial Officer and directly to the Audit Committee. The Company believes that the Board’s leadership structure provides appropriate risk oversight of the Company’s activities.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

EXECUTIVE SESSIONS

Pursuant to our Corporate Governance Guidelines, to ensure free and open discussion and communication among the directors of the Board, they meet regularly with no members of management present. The Chairperson presides at these meetings, referred to as executive sessions. The directors met five times in executive session in 2014. In addition, through the end of 2014, the independent directors met once.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board of Directors’ views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board of Directors to ensure that they effectively promote the best interests of the Company, its shareholders and other relevant stakeholders and that they comply with all applicable laws, regulations and stock exchange requirements, in addition to our articles of association and Board regulations. Our Corporate Governance Guidelines, our Committee charters and other corporate governance information are available on our website at www.nielsen.com/investors under Governance Documents.

CODE OF CONDUCT AND PROCEDURES FOR REPORTING CONCERNS ABOUT MISCONDUCT

We maintain a Code of Conduct and Procedures for Reporting Concerns about Misconduct (the “Code of Conduct”), which is applicable to all of our directors, officers and employees. The Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws and ethical conduct. The Company will promptly disclose to our shareholders, if required by applicable laws, any waivers of the Code of Conduct granted to officers by posting such information on our website rather than by filing a Current Report on Form 8-K.

The Code of Conduct may be found on our website at www.nielsen.com/investors under Governance Documents.

DIRECTOR NOMINATION PROCESS

The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. More specifically, in identifying candidates for membership on the Board, the Nomination and Corporate Governance Committee takes into account (1) threshold individual qualifications, such as strength of character, mature judgment and industry knowledge or experience and (2) all other factors it considers appropriate, including alignment with our shareholders and contractual obligations we have with certain shareholders (as described above). In addition, the Board maintains a formal diversity policy governing the nomination of its members as described below.

When determining whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on our directors’ valuable contributions to our success in recent years and on the information discussed in the biographies set forth under “Proposal No. 5 – Election of Directors – Nominees for Election to the Board of Directors.” In particular, Mr. Calhoun was selected to serve as a director because of his role as our former Chief Executive Officer, the management perspective he brings to Board deliberations and his extensive management expertise at public companies. Mr. Barns was selected to serve as a director because of his role as our Chief Executive Officer and the management perspective he brings to Board deliberations. Mr. Attwood was selected to serve as a director in light of his affiliation with The Carlyle Group, his financial expertise and his background in the telecommunications and media industries. Ms. Hoguet was selected to serve as a director in light of her familiarity with financial reporting, her public-company experience, her experience in the retail industry and her financial and commercial acumen and insight. Mr. Kilts was selected to serve as a director in light of his experience as a public company chief executive officer, his significant experience in the consumer packaged goods industry and financial expertise. Mr. Manwani was selected to serve as a director in light of his international operating experience in the consumer packaged goods industry. Ms. Marinello was selected to serve as a director in light of her significant experience as an executive and a director of various multinational companies and her financial and commercial expertise. Mr. Navab was selected to serve as a director in light of his affiliation with Kohlberg Kravis Roberts &

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Co., his financial expertise and his background in the media and communications industries. Mr. Pozen was selected to serve as a director in light of his familiarity with financial reporting, his experience as a director of other companies, his work in the investment management industry and his financial and commercial acumen and insight. Mr. Ranadivé was selected to serve as a director in light of his significant experience as a public company chief executive officer and in the software business dealing with analytics, integration, the capturing of relevant information in real time and optimizing behavior based on such information. Mr. Teruel was selected to serve as a director in light of his significant experience in the consumer packaged goods industry and his financial and commercial expertise.

In accordance with our articles of association and our Advance Notice Policy, shareholders may request that director nominees submitted by such shareholders be included in the agenda of our annual meeting of shareholders through the process described under “Shareholder Proposals for the 2016 Annual Meeting of Shareholders.” The Nomination and Corporate Governance Committee will consider director candidates recommended by shareholders. The Board may decide not to place any such proposal on the agenda of a shareholders’ meeting if the request by the relevant shareholders is, in the given circumstances, unacceptable pursuant to the standards of reasonableness and fairness (which may include circumstances where the Board, acting reasonably, is of the opinion that putting such item on the agenda would be detrimental to a vital interest of the Company).

Diversity Policy

The charter of our Nomination and Corporate Governance Committee requires the Committee to consider age, gender, nationality and ethnic and racial background in nominating directors and to review and make recommendations, as the Nomination and Corporate Governance Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

The implementation of these diversity policies rests primarily with the Nomination and Corporate Governance Committee as the body responsible for identifying individuals believed to be qualified as candidates to serve on the Board of Directors and recommending that the Board nominate the candidates for all directorships to be filled by the shareholders at their annual meetings.

As Board seats become available, the Nomination and Corporate Governance Committee, and the Board of Directors as a whole, will have the opportunity to assess the effectiveness of the diversity policy and how, if at all, our implementation of the policy, or the policy itself, should be changed.

COMMUNICATIONS WITH DIRECTORS

Pursuant to our Corporate Governance Guidelines, anyone who would like to communicate with, or otherwise make his or her concerns known directly to, the chairperson of any of the Audit Committee, Nomination and Corporate Governance Committee and Compensation Committee, the lead independent director or to other non-executive or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary, 40 Danbury Road, Wilton, Connecticut 06897, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously. Additional contact information is available on our website, www.nielsen.com/investors, under Contact Us.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is the name, age as of March 31, 2015 and biographical information of each of our current executives officers , other than Mr. Barns, whose information is presented under “Proposal No. 5 – Election of Directors – Nominees for Election to the Board of Directors.”

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

JEFFREY R. CHARLTON	Age 53

Mr. Charlton has been the Senior Vice President and Corporate Controller of Nielsen (or its predecessor) since June 2009. Previously, Mr. Charlton had served as Nielsen’s Senior Vice President of Corporate Audit since joining the Company in November 2007. Prior to joining Nielsen, he spent 11 years with the General Electric Company in senior financial management positions, including Senior Vice President Corporate Finance and Controller of NBC Universal. Prior to joining GE, Mr. Charlton was employed by PepsiCo and began his career in 1983 with the public accounting firm of KPMG. He is a graduate of the University of Connecticut.

JAMES W. CUMINALE	Age 62

Mr. Cuminale has been the Chief Legal Officer of Nielsen (or its predecessor) since November 2006. Prior to joining Nielsen, Mr. Cuminale served for over ten years as the Executive Vice President – Corporate Development, General Counsel and Secretary of PanAmSat Corporation and PanAmSat Holding Corporation. In this role, Mr. Cuminale managed PanAmSat’s legal and regulatory affairs and its ongoing acquisitions and divestitures. Mr. Cuminale holds a Bachelor of Arts degree from Trinity College and a J.D. from Vanderbilt University Law School. He is on the Board of Fellows of Trinity College (since 2013) and the Board of Advisors at Vanderbilt University Law School (since 2011). On April 20, 2015, Mr. Cuminale informed us of his intention to resign as our Chief Legal Officer effective June 30, 2015.

MARY ELIZABETH FINN	Age 54

Ms. Finn has been the Chief Human Resources Officer of Nielsen since March 2011. Ms. Finn joined Nielsen in October 2007 as Senior Vice President – Human Resources, Global Leadership Development and in February 2010 was named Senior Vice President – Human Resources for the North America Buy business. Prior to Nielsen, Ms. Finn spent 26 years at GE principally in human resource positions. She is a 1982 graduate of Siena College, magna cum laude, with a Bachelor of Science degree in Finance.

STEPHEN HASKER	Age 45

Mr. Hasker has been the Global President of Nielsen since August 2014. Before that, he was the President, Global Product Leadership since February 2013. Mr. Hasker joined Nielsen in November 2009 and served as President, Global Media Products and Advertiser Solutions until February 2013 where he led Nielsen’s TV and digital audience measurement, advertising effectiveness and social media solutions. Mr. Hasker was at McKinsey & Company from July 1998 through October 2009, and served as a partner of the firm in the Global Media, Entertainment and Information practice. Prior to McKinsey, Mr. Hasker spent five years in several financial roles in the U.S., Russia and Australia. Mr. Hasker has also been a board member of Global Eagle Entertainment, Inc. since April 2015. Mr. Hasker holds an undergraduate economics degree from the University of Melbourne, has an MBA and a Masters in International Affairs both with honors from Columbia University and is a member of the Australian Institute of Chartered Accountants.

JAMERE JACKSON	Age 46

Mr. Jackson has been the Chief Financial Officer of Nielsen since March 2014. Prior to joining Nielsen, he was the Vice President & Chief Financial Officer of GE Oil & Gas – Drilling & Surface. He joined GE in 2004 and held a variety of leadership roles in GE Corporate and GE Aviation before joining GE Oil & Gas. In 2013, he was named a GE Vice President and Company Officer. Prior to joining GE, Mr. Jackson held several roles in finance, mergers and acquisitions and strategic planning at Procter & Gamble, Yum Brands (Pizza Hut), First Data Corporation and Total System Services. He received his undergraduate degree in Finance and Business Economics from the University of Notre Dame in 1990 and is a Certified Public Accountant.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

ARVIN KASH	Age 72

Mr. Kash has been a Vice Chairperson of Nielsen since January 2012. Mr. Kash is the founder of The Cambridge Group, a growth strategy consulting firm, which became a subsidiary of Nielsen in March 2009. He served as its Chairman from December 2010 until December 2011 and prior to that was its Chief Executive Officer. Mr. Kash is a member of the Washington Business Forum and serves on the board of directors of Northwestern Memorial Hospital. He is a graduate of DePaul University.

JOHN LEWIS	Age 57

Mr. Lewis has been the Global President of Nielsen since August 2014. Prior to that, Mr. Lewis was in various executive leadership roles of increasing responsibility at Nielsen, including, most recently, President, Americas with responsibility for leading Nielsen’s Watch and Buy growth strategy in Latin America as well as managing the business performance and strategic direction of Nielsen Buy in the United States and Canada. From 2006 to 2013, Mr. Lewis led Nielsen’s North America Buy business. Prior to this, he served in various executive roles both within and outside the Company. Mr. Lewis holds a Masters of business administration degree from Northwestern University’s Kellogg School of Management and an undergraduate degree in political science from Princeton University.

BRIAN J. WEST	Age 45

Mr. West has been the Chief Operating Officer of Nielsen since March 2014. Prior to that, Mr. West was the Chief Financial Officer of Nielsen (or its predecessor) since February 2007. Prior to joining Nielsen, he was employed by the General Electric Company as the Chief Financial Officer of its GE Aviation division from June 2005. Prior to that, Mr. West held several senior financial positions across GE businesses, including NBC and Plastics. Mr. West is a veteran of GE’s financial leadership program and spent more than 16 years with GE. He is a 1991 graduate from Siena College with a degree in Finance and holds a Masters of Business Administration from Columbia University.

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PROPOSAL NO. 6

Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015.

Although ratification of the selection of Ernst & Young LLP is not required by U.S. federal laws, the Board of Directors is submitting the selection of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

A representative of Ernst & Young LLP will be present at the Annual Meeting to answer appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

AUDIT AND NON-AUDIT FEES

In connection with the audit of the Company’s annual financial statements for the year ended December 31, 2014, we entered into an agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP performed audit services for the Company.

The following table presents fees for professional services rendered by Ernst & Young LLP and its affiliates for the audit of our financial statements for the years ended December 31, 2014 and 2013 and fees billed for other services rendered by Ernst & Young LLP and its affiliates for those periods:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Audit fees [1]	$8,013,000	$8,076,000
Audit-related fees [2]	285,000	777,000
Tax fees [3]	370,000	504,000
All other fees [4]	121,000	8,000
Total	$8,789,000	$9,365,000

[1]

Fees for audit services billed or expected to be billed in relation to the years ended December 31, 2014 and 2013 consisted of the following: audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, statutory and regulatory audits and SEC filings relating to equity and debt offerings.

[2]

Fees for audit-related services in the year ended December 31, 2014 include fees related to the audits of employee benefit plans and accounting consultations. Fees for audit-related services in the years ended December 31, 2013 include fees related to the Nielsen Business Media carve-out audit, audits of employee benefits and accounting consultations.

[3]	Fees for tax services billed in the years ended December 31, 2014 and 2013 consisted of tax compliance and tax planning and advice.

[4]	Includes specified transaction fees and certain other fees.

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young LLP’s independence and concluded that it was.

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PROPOSAL NO. 6 – Ratification of Independent Registered Public Accounting Firm

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Subject to shareholder approval as may be required under Dutch law, the Audit Committee is directly responsible for the appointment and termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In addition, the Audit Committee is responsible for the compensation, retention and oversight of any such firm, including the resolution of disagreements between management and such firm regarding financial reporting. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm, except that pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its auditor during the year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee. All of the services covered under “– Audit and Non-Audit Fees” were pre-approved by the Audit Committee.

The Audit Committee may form and delegate to subcommittees consisting of one or more of its members, when appropriate, the authority to pre-approve services to be provided by the independent auditors so long as the pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

The Board of Directors recommends that shareholders vote “FOR” the ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2015.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement/Prospectus under “The Board of Directors and Certain Governance Matters – Committee Membership – Audit Committee.”

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

Karen M. Hoguet (Chairman)

Kathryn V. Marinello

Robert Pozen

Javier G. Teruel

February 19, 2015

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PROPOSAL NO. 7

Appointment of Auditor for Our Dutch Annual Accounts

The Audit Committee has selected Ernst & Young Accountants LLP to serve as our auditor who will audit our Dutch Annual Accounts to be prepared in accordance with the International Financial Reporting Standards, as adopted by the European Union (IFRS), for the year ending December 31, 2015. As required by Dutch law, shareholder approval must be obtained for the selection of Ernst & Young Accountants LLP to serve as our auditor to audit our Dutch Annual Accounts for the year ending December 31, 2015.

Representatives of Ernst & Young Accountants LLP will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2014. They will also have the opportunity to address the Annual Meeting if they desire to do so.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to appoint Ernst & Young Accountants LLP as our auditor who will audit our Dutch Annual Accounts for the year ending December 31, 2015.

In the event Proposal No. 2 is approved by the requisite vote of our shareholders and Nielsen-UK becomes the publicly-traded company of the Nielsen group before the end of 2015, we will not be required to prepare Dutch Annual Accounts for the year ending December 31, 2015.

The Board of Directors recommends that the shareholders vote “FOR” the appointment of Ernst & Young Accountants LLP as the auditor who will audit our Dutch annual accounts for the year ending December 31, 2015.

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PROPOSAL NO. 8

Extension of Authority of the Board of Directors to Repurchase up to 10% of Our Issued Share Capital until December 26, 2016

Under Dutch law and our articles of association, the Board of Directors may, subject to certain Dutch statutory provisions, be authorized to repurchase our issued shares on our behalf in an amount, at prices and in the manner authorized by the general meeting of shareholders. Adoption of this proposal will allow us to have the flexibility to repurchase our shares without the expense of calling special shareholder meetings. Such authorization may not continue for more than 18 months, but may be given on a rolling basis. At the annual meeting of shareholders on May 6, 2014, the shareholders authorized the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) in open market purchases, through privately negotiated transactions, or by means of self-tender offer or offers, at prices per share (or depositary receipt) ranging up to 110% of the market price at the time of the transaction. Such authority currently expires on November 6, 2015.

The Board of Directors believes that we would benefit by extending the authority of the Board of Directors to repurchase our shares. For example, to the extent the Board of Directors believes that our shares may be undervalued at the market levels at which they are then trading, repurchases of our share capital (including depositary receipts issued for our shares) may represent an attractive investment for us. Such shares could be used for any valid corporate purpose, including use under our compensation plans, sale in connection with the exercise of outstanding options, or for acquisitions, mergers or similar transactions. The reduction in our issued capital resulting from any such purchases will increase the proportionate interest of the remaining shareholders in our net worth and whatever future profits we may earn. However, the number of shares repurchased (including depositary receipts issued for our shares), if any, and the timing and manner of any repurchases would be determined by the Board of Directors, in light of prevailing market conditions, our available resources and other factors that cannot be predicted now. The nominal value of the shares in our capital which we acquire, hold, hold as pledgee or which are acquired or held by one of our subsidiaries (including depositary receipts issued for our shares), may never exceed 50% of our issued share capital.

The Company has previously announced share buyback programs pursuant to repurchase authority granted at prior shareholder meetings.

In order to provide us with sufficient flexibility, the Board of Directors proposes that the general meeting of shareholders grant authority for the repurchase of up to 10% of our issued share capital (including depositary receipts issued for our shares) (or, based on the number of shares outstanding as of May 19, 2015, approximately 36,805,622 shares) on the open market, or through privately negotiated repurchases or in self-tender offers, at prices ranging up to 110% of the market price per share (or depositary receipt) at the time of the transaction. Such authority would extend for 18 months from the date of the Annual Meeting until December 26, 2016.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt the proposal to extend until December 26, 2016 the authorization of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) on the open market, or through privately negotiated repurchases or self-tender offers, at prices per share or depositary receipt ranging up to 110% of the market price at the time of the transaction.

In the event Proposal No. 2 is approved by the requisite vote of shareholders and Nielsen-UK becomes the publicly-traded parent of the Nielsen group, Nielsen-UK will have the authority to repurchase shares as limited by and in accordance with applicable English law.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until December 26, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recent available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded.

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PROPOSAL NO. 9

Non-Binding, Advisory Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, at the 2011 annual meeting of shareholders, we submitted to our shareholders a non-binding, advisory vote on executive compensation, as well as a non-binding, advisory vote on the frequency with which shareholders believed we should submit the non-binding, advisory vote on executive compensation. A majority of the shareholders voted that the non-binding, advisory vote on executive compensation should occur every three years. However, the Board of Directors subsequently decided to propose at each annual meeting of shareholders the approval of the compensation paid to the named executive officers. We are including in the Proxy Materials a separate resolution regarding the compensation of our named executive officers as disclosed pursuant to the SEC rules. While the results of this vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The language of the resolution is as follows:

“RESOLVED, THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT/PROSPECTUS PURSUANT TO THE SEC RULES, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND ANY RELATED NARRATIVE DISCUSSION, IS HEREBY APPROVED.”

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in “Executive Compensation – Compensation Discussion and Analysis.”

In particular, as discussed in “Executive Compensation – Compensation Discussion and Analysis,” shareholders should note the following:

•	Our executive compensation program is designed to incent and reward our leadership team to deliver sustained financial performance and long-term shareholder value.

•

A substantial portion of compensation for our senior executives is “at risk” by being subject to performance. The “at risk” component consists of annual cash incentives and long-term equity incentives, which play a significant role in aligning management’s interests with those of our shareholders.

•

Annual cash incentives for our senior executives are determined on the basis of our Operating Plan EBITDA growth over the prior year relative to plan objectives (as described under “Executive Compensation”), with consideration given to our cash flow performance. Awards are then adjusted for performance against individual objectives and qualitative factors such as degree of difficulty and leadership impact.

•	Our long-term performance plan significantly increases the proportion of total long-term incentives that are subject to long-term quantitative performance targets.

•

Other long-term equity incentives for our senior executives consisted of time-based options which provide a powerful incentive for executives to focus on long-term performance and time-based restricted stock units for their retention value.

The Board of Directors recommends that shareholders vote “FOR” approval of the compensation of our named executive officers.

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Executive Compensation

The following discusses the compensation for our Chief Executive Officer, each person who served as our Chief Financial Officer during 2014, and our three other most highly compensated executive officers for 2014, our “Named Executive Officers” (“NEOs”).

Mitch Barns	Chief Executive Officer
Jamere Jackson	Chief Financial Officer (who became our Chief Financial Officer effective March 10,2014)
Brian West	Chief Operating Officer (who ceased to serve as our Chief Financial Officer upon his appointment as Chief Operating Officer effective March 10, 2014)
Stephen Hasker	Global President
John Lewis	Global President
James Cuminale	Chief Legal Officer

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Nielsen is a global performance management company. The information and insights that the company provides to clients covers more than 90 percent of the globe’s GDP and population and provides a comprehensive understanding of what consumers watch and what they buy and how those choices intersect. Our Watch segment provides media and advertising clients with an understanding of their total audience for content and advertising campaigns across all devices where content is consumed. Our Buy segment offers consumer packaged goods manufacturers and retailers the industry’s only global view of retail performance measurement as well as visibility into local market dynamics in 106 countries. When blending the Watch and Buy capabilities – including intelligence into marketing, advertising, media content, manufacturing, retail, consumption and supply chain data, we provide the must-have, must-know information on audiences, brands and markets.

Nielsen is dedicated to driving consistent performance through the cycles and has proven this commitment by posting solid operating performance and by reliably returning value to shareholders. In line with best in class compensation practices, the company’s long-term business performance and progress against strategic initiatives form the context in which pay decisions are made. We have delivered resilient business performance with sustained growth over the last three years, and notably sustained solid growth in 2014, Mitch Barns’ first year as CEO, as presented below:

For 2014:

•	Revenues up 12.4% over prior year on a constant currency* basis

•	Adjusted EBITDA** up 16.5% over last year on a constant currency* basis

•	Normalized free cash flow*** up 18.8% over prior year

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EXECUTIVE COMPENSATION

NORMALIZED FREE CASH FLOW***
($ in millions – as reported)	2014	2013	2012
Net cash provided by operating activities	$1,093	$901	$784
Capital expenditures	(412)	(374)	(358)
Free Cash Flow	$681	$527	$426
One-time Arbitron costs	—	46
Normalized Free Cash Flow	$681	$573	$426

*	We calculate constant currency percentages by converting our prior-period local currency financial results using the current period foreign currency exchange rates and comparing these adjusted amounts to our current period reported results. See pages 40 and 41 of the annual report on Form 10-K for the year ended December 31, 2014 previously filed with the SEC for the reconciliation of the revenue and Adjusted EBITDA growth on a constant currency basis.

**	We define Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, goodwill and intangible asset impairment charges, stock-based compensation expense and other non-operating items from our consolidated statements of operations as well as certain other items considered unusual or non-recurring in nature. For a reconciliation of net income to Adjusted EBITDA, see page 35 of our annual report on Form 10-K for the year ended December 31, 2014.

***	We define normalized free cash flow as net cash provided by operating activities less capital expenditures, and in 2013 less Arbitron one-time transaction costs.

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EXECUTIVE COMPENSATION

TOTAL SHAREHOLDER RETURN* (TSR)

The chart below shows the value of a $100 investment in Nielsen stock over the 2-year period ending December 31, 2014. This period was selected to align with the introduction of our dividend policy and share repurchase program in 2013. We have compared our performance to the S&P 500 and to a market cap-weighted average of the peer group we use to benchmark TSR performance in our Long-Term Performance Plan (“LTPP”) as described under (“– How Pay Decisions are Made – Long-Term Performance Plan (LTPP)”). While our 2014 TSR performance was essentially flat versus 2013, over the two-year period we have delivered more value for investors than a comparable investment in either of these benchmarks.

*	We define total shareholder return as the change in stock price over the 2-year period ended December 31, 2014, assuming monthly reinvestment of dividends

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EXECUTIVE COMPENSATION

Strategic Framework

Three dimensions make up Nielsen’s strategic framework:

1.	Performance Management – we measure performance and then help our clients improve that performance.

2.	Consumer Focus – we measure the consumer, wherever and whenever they watch or buy. We follow consumer behavior, not just distribution streams or points of contact.

3.	Global Presence – we cover 90 percent of the world’s population and GDP. No other company comes close to our footprint and we are committed to leveraging that coverage for our clients.

Performance Management

Independent, third-party measurement is more valuable than ever in today’s fast-changing, fragmenting world. In Watch, our focus is on ratings – currency-grade ratings that are comparable across all screens, devices, and platforms, measuring the Total Audience. In Buy, it’s sales and market share, providing both granular local views and consistent global views. We also help our clients improve their performance through analytics that leverage our measurement as well as other datasets. These analytics focus on things like increasing the ROI of advertising, maximizing the impact of a promotion budget, boosting new product success rates, and more.

Highlights for 2014:

•	Significant progress in e-commerce measurement through partnerships with Alibaba, Lazada, and Flipkart

•	Integration of Arbitron and Harris Interactive delivered significant synergies and expanded capabilities

•	Enhanced our Innovation and Sales Effectiveness Practices through selective investments in new capabilities. These enhancements helped us win several new clients in 2014

•	Improvements enacted to our core delivery platforms including Answers on Demand, Global Track Complete and MediaViews

Consumer Focus

We focus on measuring consumers and we follow them wherever they go. Consumers have more choice than ever before for what they watch and what and where they buy. For Nielsen it means more things to measure.

We take on the challenge of measuring the consumer across every part of the market – the easier and more efficient parts and the more difficult parts. This is what sets us apart from our competitors.

Highlights for 2014:

•	Online Campaign Ratings (OCR) has become the preferred digital advertising metric for 19 of the top 25 advertisers in the U.S.

•	Introduced the measurement solution for advertising and content ratings on mobile devices

•	Expanded partnership with Facebook to support OCR and digital content ratings

•	Game-changing partnership with Adobe Systems enabling our new Digital Content Ratings metric

Global Presence

Our global footprint – currently at 106 countries – is unrivaled. This footprint is a significant advantage for our company. In addition to providing us an impressive access to talent and innovation from all over the world, it gives us access to a diverse client base – global players as well as the emerging local and regional players, especially in Asia. This diversity of clients is another unique Nielsen strength.

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EXECUTIVE COMPENSATION

Highlights for 2014:

•	Accelerated our growth in Emerging Markets, up 9.5% (vs 7% in 2013) with strong growth from fast rising local companies

•	Strengthened our position in Japan through a partnership with Intage

•	Strengthened analytics capabilities in new markets through investments in India and Myanmar

Executive Compensation Overview

Nielsen’s executive compensation program is designed to incent and reward our leadership team to deliver sustained financial performance and long-term shareholder value.

Key considerations in 2014 were:

Say on Pay

In 2014, 77% of our shareholders voted to approve our executive compensation program (on an advisory basis). We reviewed our compensation programs with shareholders following the publication of the proxy advisory reports, and following the shareholder vote the Compensation Committee conducted an extensive review of our programs with a view towards ensuring continued alignment with shareholders. We have taken the following actions:

Feedback	Action
More disclosure about the performance basis of annual incentive payments	We have clarified the formulaic basis of the plan funding and the quantitative assessments that govern final payout decisions
More information about the objective setting process for annual and long-term incentive programs to better understand the rigor of the targets

We enhanced our disclosure:

•  Performance targets are set in alignment with annual operating plans and long-term strategic plan targets

•  Targets are carefully designed to be aggressive and achievable

We increased the rigor of our long-term performance incentive plan effective 2015

•   Payouts under the relative TSR component are capped in the event that absolute TSR is negative

Meritocracy

Our pay for performance philosophy differentiates rewards based on quantitative assessments of business financial performance and individual contributions towards core objectives. NEOs participate in the same performance assessment process applicable to all managerial employees, including an annual performance appraisal and semi-annual individual peer rankings of performance and leadership impact.

Total Company Performance

We strive to create a culture that reflects our core values of Open, Simple, and Integrated. Our compensation programs reinforce the values by focusing all employees on simple, unifying objectives. To that end, NEOs participate in the same annual incentive plan applicable to all managerial employees, which is funded based on company EBITDA performance (which funding level is referred to as the “Bonus Funding EBITDA”) which we define on page 101. Additionally, NEOs’ performance assessments and pay decisions are influenced by our total company performance versus financial objectives (see “– 2014 Pay Decisions and Performance – Financial”) and specific individual business financial objectives where appropriate.

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EXECUTIVE COMPENSATION

Variable Pay at Risk

A significant portion of each NEO’s compensation is at risk; dependent on the achievement of challenging annual and long-term performance targets and/or the performance of our share price as laid out in the charts and tables below. Long-term pay is delivered exclusively in equity to align with shareholder value. Short-term pay is delivered mostly in cash but 25% of the annual incentive is delivered in restricted stock units (“RSUs”) that are subject to vesting over two years.

CEO 2014

	Element of Total Direct Compensation	2014
CEO	Proportion of pay subject to specific quantitative performance	57%
	Proportion of pay at risk	86%
	Proportion of pay delivered in the form of equity	67%
	Proportion of pay delivered in long-term equity (vesting periods of three years or more)	60%

Other NEOs 2014*

Element of Total Direct Compensation
NEOs*	Proportion of pay subject to specific quantitative performance	54%
	Proportion of pay at risk	81%
	Proportion of pay delivered in the form of equity	62%
	Proportion of pay delivered in long-term equity (vesting periods of three years or more)	56%
*	Excludes one-time hiring awards made to Mr. Jackson (see below under “– Summary of NEO Pay Decisions”)

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EXECUTIVE COMPENSATION

Executive Compensation Elements

	Purpose	2014 Features
Annual Base Salary	Attract and retain top talent	• Reviewed in intervals of 24-36+ months
Annual Incentive	Motivate executives to accomplish short-term business performance goals that contribute to long-term business objectives

•  Initial individual payout is determined by “Bonus Funding EBITDA” (as defined on page 101) performance formula that determines incentive plan funding for all participants

•  Zero funding if EBITDA performance is below threshold

•  100% funding for 7% EBITDA growth over prior year

•   107% funding for 9% EBITDA growth over prior year

•  25% of payout is delivered in incentive restricted stock units (“annual incentive RSUs”) that vest in two equal annual installments

•  Payouts are capped at 200% of target

Long-Term Incentive (LTI)
Long-Term Performance Plan (“LTPP”) Performance Restricted Stock Units (“Performance RSUs”)	Alignment with long-term shareholder return

•  Three-year cumulative performance goals

•   50% of LTI value

•  Zero payout for performance below threshold

•  Payouts are capped at 200% of target

•   Payouts capped if absolute TSR growth is negative (effective 2015)

•  No dividend equivalents on unearned performance shares

Stock Options	Alignment with shareholder return	• Four-year time-vested • 25% of LTI value
Restricted Stock Units (“RSUs”)	Alignment with shareholder return and retention	• Four-year time-vested • 25% of LTI value
Health and Welfare Plans, Perquisites	Promote wellness and avoid distractions caused by unforeseen health/financial issues	• Health and Welfare plans generally available to other employees • De minimis financial planning and health exams

Summary of NEO Pay Decisions

Mr. Barns was appointed to serve as Chief Executive Officer effective January 1, 2014. Mr. Barns has been an employee of Nielsen since 1997 and has been in the industry since 1985. He has held leadership roles in both developed and developing markets on three different continents, and has led teams within both our Buy and Watch business segments. His leadership has driven added value for our clients and shareholders while building our talent base for the future.

As a result of Mr. Barns’ promotion and to reflect his additional responsibilities, the Compensation Committee approved the following compensation:

Short-Term compensation

•	Base salary was increased from $800,000 to $1,000,000 effective January 1, 2014

•	Annual incentive target opportunity was increased from $700,000 to $1,800,000 for 2014

Long-Term Incentive (“LTI”)

•	Award of 43,500 performance RSUs under the LTPP covering the period 2014-2016, granted on February 20, 2014

•	Awards of 141,000 stock options and 23,800 RSUs, granted on October 29,2014

•	The value of Mr. Barns’ LTI opportunity is $4,249,440

Based on the committee’s full year performance assessment Mr. Barns was awarded an annual incentive payout of $1,820,000, of which 75% was paid in cash and 25% was paid in annual incentive RSUs which will vest in equal annual installments over two years.

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EXECUTIVE COMPENSATION

Other NEOs

Jamere Jackson

Effective March 10, 2014, we hired a Chief Financial Officer, Jamere Jackson, to succeed Mr. West. Mr. Jackson’s base salary was set at $700,000 and his 2014 annual incentive opportunity set at $ 700,000. Under the terms of his offer, Mr. Jackson was granted, on March 10, 2014, 20,000 performance RSUs under our LTPP covering the period 2014-2016, and on October 29, 2014, 65,000 stock options and 11,000 RSUs, having a combined value of $1,954,064 in line with the target values approved by the Compensation Committee. Based on the committee’s full year performance assessment Mr. Jackson was awarded an annual incentive payout of $750,000, of which 75% was paid in cash and 25% was paid in annual incentive RSUs which will vest in equal annual installments over two years. Additionally, the Compensation Committee awarded Mr. Jackson 81,081 RSUs in order to compensate him for the loss of unvested equity at his prior employer and approved a cash payment of $2,600,000 to compensate him for the loss of his unvested supplemental executive retirement plan benefits (“SERP”) which would have been earned if he had continued in employment with his prior employer. Mr. Jackson received 50% of the cash payment, equal to $1,300,000, upon hire, which must be repaid in full if his employment terminates within the first year of his employment and 50% of this amount must be repaid if his employment terminates during the following year, unless such termination is not for “cause” or for “good reason”. The remaining portion of the cash payment will be paid in four equal annual installments of $325,000, commencing on the first anniversary of his hire date as long as he is an employee on the applicable hire anniversary. Mr. Jackson is required to repay each installment in full if his employment terminates within one year of receipt of each installment unless such termination is not for “cause” or for “good reason”.

Brian West

Mr. West was Chief Financial Officer until March 10, 2014, when he was appointed Chief Operating Officer. As a result of his promotion, his base salary, which had remained flat since 2011, was increased 12% to $950,000, and his 2014 annual incentive opportunity set at $1,750,000. Mr. West was granted, on February 20, 2014, 38,000 performance RSUs under our LTPP covering the period 2014-2016, and on October 29, 2014, 122,500 options and 20,700 RSUs, having a combined value of $3,703,318 in line with the target value approved by the Compensation Committee. Based on the Committee’s full year performance assessment Mr. West was awarded an annual incentive payout of $1,800,000 of which 75% was paid in cash and 25% was paid in annual incentive RSUs which will vest in equal annual installments over two years

Stephen Hasker

In 2014, Mr. Hasker was appointed Global President, with global leadership responsibility for our Product Leadership function and our US Watch business. His base salary, which had remained flat since 2011 was increased by 13% to $900,000 to reflect his additional responsibilities and his 2014 annual incentive target opportunity was set at $900,000. He was granted, on February 20, 2014, 20,100 performance RSUs under the LTPP covering the period 2014-2016 and on October 29, 2014, 65,000 stock options and 11,000 RSUs, having a combined value of $1,962,515 in line with the target values approved by the Compensation Committee. Based on the Committee’s full year performance assessment Mr. Hasker was awarded an annual incentive payout of $950,000, of which 75% was paid in cash and 25% was paid in annual incentive RSUs which will vest in equal annual installments over two years.

John Lewis

In 2014 Mr. Lewis was appointed Global President, with global leadership responsibility for our Client Service function and our Consumer Packaged Goods vertical. His base salary was increased by 10% to $770,000 effective August 1, 2014 to reflect his additional responsibilities and his 2014 annual incentive target set at $820,000. He was granted, on February 20, 2014, 19,600 performance RSUs under the LTPP covering the period 2014-2016 and, on October 29, 2014, 70,000 stock options and 11,800 RSUs, having a combined value of $2,008,197 in line with the target value approved by the Compensation Committee. Based on the Committee’s full year performance assessment Mr. Lewis was awarded an annual incentive payout of $750,000, 75% of which was paid in cash and 25% was paid in annual incentive RSUs, which will vest in equal annual installments over two years.

James Cuminale

Mr. Cuminale has been our Chief Legal Officer since 2006. His base salary of $700,000 has remained flat since 2012 and his 2014 annual incentive target is $925,000. He was granted, on February 20, 2014, 16,300 performance-based RSUs under the LTPP covering the period 2014-2016 and on October 29, 2014, 52,500 options and 8,900 RSUs, having a combined value of $1,589,056 in line with the target value approved by the Compensation Committee. Based on the committee’s full year performance assessment Mr.Cuminale was awarded an annual incentive payout of $930,000, of which 75% was paid in cash and 25% was paid in annual incentive RSUs that will vest in equal annual installments over two years.

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EXECUTIVE COMPENSATION

Realizable Pay

A significant portion of executive pay is at risk depending on business performance and market conditions. The actual pay earned as cash or made available via the vesting of stock awards during the year is considered the “realizable pay.” Realizable pay is different from the amounts reported in the Summary Compensation Table (as shown under “– Tables and Narrative Disclosure – Summary Compensation Table”), which uses the accounting grant date opportunity value of equity awards.

We define realizable pay as:

•	cash received as base salary in each year;

•	cash annual incentives and other bonuses earned in each year;

•	intrinsic value (share price minus exercise price) of stock option awards vesting in each year using the share price on December 31, of the prior year;

•	market value of restricted stock units vesting in each year using the share price on December 31, of the prior year; and

•	value of financial planning reimbursements and executive health examination reimbursements as outlined under “– Summary Compensation Table – Other Compensation”

The table below presents the realizable pay for each of our Named Executive Officers in the period stated compared to the amount of compensation reported for each of our NEOs in the Summary Compensation Table.

	Realizable Pay*			Total Compensation in Summary Compensation Table*
	2013	2014	Percentage Increase/(Decrease)	2014	Percent Variance to 2014 Realizable Pay
Mitch Barns	$ 2,458,720	$3,813,777	55%	$ 6,957,892	82%
Jamere Jackson**	N/A	$2,427,885	N/A	$8,250,125	240%
Brian West	$4,761,556	$4,258,139	(11%)	$6,392,431	50%
Stephen Hasker	$3,037,289	$3,753,249	24%	$3,798,990	1%
John Lewis	$3,255,831	$2,736,003	(16%)	$3,549,573	30%
James Cuminale	$4,251,697	$2,657,273	(38%)	$3,247,796	22%

*	Excludes change in pension value. Excludes 25% of the 2014 plan year annual incentive award, which was delivered in restricted stock units in February 2015

**	The Summary Compensation Table value for Mr. Jackson includes the special payments he received upon hire to cover the loss of unvested equity and unvested SERP benefit at his prior employer (see”- Summary of NEO pay decisions”)

The increase in realizable pay for Mr. Barns was mainly due to the increases made to his base salary and annual cash incentive upon his promotion to CEO.

NEO Compensation Practices

What we do

•	Emphasize long-term equity in prospective pay increases

•	Require all Executive Officers to hold a significant amount of Nielsen stock (as outlined under “– Compensation Practices and Governance – Shareowner Guidelines”)

•	Prohibit hedging of shares and pledging of share-based awards and shares subject to stock ownership guidelines.

•

Recoup incentive awards in the event of intentional misconduct on the part of the executive, financial restatement as a result of the intentional misconduct, and where the award would have been lower as a result of the restatement). The policy is shown under “– Other Policies and Guidelines – Clawback Policy”.

•	Offer de-minimis perquisites

What we don’t do

•

No excise tax gross-up agreements from 2015. On February 17, 2015 Mr. Cuminale (who was the only NEO who had such a provision waived a legacy gross-up provision) in his severance agreement as described in “– Other Policies and Guidelines – Severance”.

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EXECUTIVE COMPENSATION

•	No single trigger accelerated vesting of equity in the event of a change in control (applies to all equity granted since 2011)

•	No dividend equivalents paid on unearned performance restricted stock units granted under the LTPP

2014 Pay Decisions and Performance

Financial

Metric	Target	Result
Bonus Funding EBITDA (growth % over prior year)	7% - 9%	7.3%
Revenue growth at constant currency**	11.5% - 13.5%	12.4%
Cash Flow growth as reported	15% - 22%	19%

*	We calculate constant currency percentages by converting our prior-period local currency financial results using the current period foreign currency exchange rates and comparing these adjusted amounts to our current period reported results.

CEO Performance Assessment for Mitch Barns

The Committee considered Bonus Funding EBITDA, total company revenue and free cash flow performance as presented above and Mr. Barns’ performance against objectives as presented below to arrive at their final performance assessment.

Objectives

Commercial Growth

Commercial growth met operating plan objectives as follows:

Total company growth

Revenues for the full year increased 10.3% to $6,288 million, or 12.4% on a constant currency basis compared to 2013. Revenues, excluding the impact of the Arbitron and Harris acquisitions, increased 2.4%, or 4.5% on a constant currency basis in line with expectations

Business segment growth

Revenues within the Buy segment grew 3.4%, or 6.3% on a constant currency basis, to $3,523 million in line with expectations. Excluding Harris, Buy revenues grew 3.6% on a constant currency basis, driven largely by new client wins and 9.5% growth in emerging markets.

Revenues within the Watch segment increased 20.4%, or 21.3% on a constant currency basis, to $2,765 million in line with expectations. Excluding Arbitron, Watch revenues increased 4.9%, or 5.8% on a constant currency basis, driven by continued strength in Audience Measurement, including Digital, and Marketing Effectiveness.

Delivered growth in strategically important areas, at or above expectations. Marketing Effectiveness (connecting consumer advertising exposure with subsequent purchasing behavior) delivered double-digit growth and in emerging markets we accelerated growth to 9.5% (from 7% in 2013).

Client wins

Several client wins in 2014 represent a significant achievement and will provide positive momentum in 2015 and beyond.

Strategy and Initiatives

Total audience

Delivered strongly against our critical objective to measure the “total audience” on all devices wherever and whenever content is consumed. We launched several new measurement capabilities on schedule: Mobile Online Campaign Ratings (mOCR) to measure advertising exposure on mobile devices, Mobile TV Ratings to measure exposure to advertising within TV content on mobile devices, and Digital Content Ratings for measuring audiences for digital content by closing a partnership with Adobe. Additionally, the market penetration of our Online Campaign Ratings (OCR) metric continued to progress and is now the preferred digital advertising metric for the vast majority of the top 25 US

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EXECUTIVE COMPENSATION

advertisers. In our audio measurement business, we successfully completed the integration of our 2013 Arbitron acquisition, achieved our cost synergy goals, and introduced new capabilities and product enhancements to the market.

Expand coverage

We made good progress against our objective to provide full measurement of e-commerce transactions via closing partnership agreements with Alibaba, Lazada, and Flipkart. We strengthened our position in Japan via a commercial agreement with Intage and entered the fast-growing market of Myanmar

Acquisitions

We closed several acquisitions, which enhanced our Innovation Practice capabilities; expanded our survey research capabilities; augmented our analytics capabilities in India; strengthened our Sales Effectiveness Practice; and reinforced our e-commerce capabilities with retailers

Productivity

Productivity gains were above operating plan expectations.

Talent Development

Leadership

The CEO transition was very successful. Mr. Barns retained a strong senior team with high levels of collaboration and motivation. Twelve leadership changes added diversity and vitality to the team including internal succession moves for the roles of Chief Operating Officer, Global President Client Services, Global President Product Leadership, and Chief Diversity Officer and new hires for the roles of Chief Financial Officer, and Executive Vice President of Marketing and Communications.

Talent pipeline

We continued to invest in leadership development through our global top talent leadership programs and expanded entry-level programs. These contribute to both the strength and retention of our leaders. In early 2015, Nielsen debuted at number 22 on the annual list of Best Companies for Leaders in Chief Executive Magazine.

Diversity

The inaugural class of our Diverse Leadership Network graduated in 2014. Nielsen was named to the “Diversity Top 50” in Diversity Inc. for the first time.

Capital Allocation

Balanced capital allocation plan

We increased the quarterly dividend by 25%, executed $466 million of stock buy backs and increased the go-forward stock repurchase authorization by an incremental $1b.

Debt

We refinanced $5 billion of debt while increasing covenant flexibility, reducing interest cost by approximately $20 million, and extending weighted average life.

Shareholders

During the year, Management met with 389 investors, up 19% over prior year and held a major Analyst Day event in early December that received favorable reviews from analysts and investors.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Barns an initial payout of 101% of his target opportunity.

The Compensation Committee assessed that the company’s commercial growth had met objectives and considered the accelerated growth in the Marketing Effectiveness and emerging markets segments as exceeding expectations. The progress in advancing Total Audience coverage in our Watch segment was assessed as above expectations. The committee considered

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EXECUTIVE COMPENSATION

Mr. Barns’ leadership impact noting a seamless transition to CEO, retaining key leaders, building a strong leadership team, and the results accomplished from the emphasis he placed on future leadership development and diversity. Based on its full performance assessment, the committee awarded Mr. Barns’ an annual incentive payment of $1,820,000 or 101% of his target opportunity.

As a result of his promotion to the position of CEO Mr. Barns base salary was increased by 25% to $1,000,000. He was awarded 43,500 performance RSUs under the LTPP, and 141,000 stock options and 23,800 RSUs, in line with the target long-term incentive value approved by the Committee at the beginning of the year.

Performance Assessments for Other NEOs

Based on the annual incentive plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) the initial incentive payout for each NEO was 101%.

NEOs are measured against the company financial objectives as disclosed above (under “– 2014 Pay Decisions and Performance – Financial”). Additionally, Mr. Hasker and Mr. Lewis are measured against the financial performance of their respective business units.

Mr. Barns makes pay recommendations for his direct reports after quantifying their contributions to Nielsen’s financial performance and assessing performance against objectives set at the beginning of the year. He also considers the quality of the results delivered using a framework that quantifies the performance of each individual relative to his/her peers on factors such as leadership, Nielsen values, and degree of challenge. This qualitative assessment helps manage risk and better differentiates rewards for exceptional leaders.

Performance Assessment for Jamere Jackson

Financial

Mr. Jackson was assessed on total company financial metrics (as described above (under “– 2014 Pay Decisions and Performance – Financial”) and on his performance against objectives presented below.

Objectives

Capital Allocation

Mr. Jackson helped devise and execute the company’s capital allocation strategy, which delivered exceptional results in 2014:

•	Led the execution of the share buy back program to drive shareholder value

•	Announced a $1 billion share buy back program to be executed by mid-2016

•	Refinanced approximately $5 billion of Nielsen debt and lowered interest cost by approximately $20 million/year

•	Increased the dividend by 25% to $1.00/share

Organization Capability

Mr. Jackson executed several structural changes and leadership moves within his team, adding to the growth, vitality, and efficiency of the team. The investor relations team executed on proactive outreach to forge highly effective relationships with buy and sell side investors and converted ~60% of our top 25 institutional targets into Nielsen shareholders.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Jackson an initial payout of 101% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and Mr. Jackson’s leadership contribution in devising and executing the company’s capital allocation plan. The committee noted that Mr. Jackson, in his first year as CFO

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EXECUTIVE COMPENSATION

had made a significant leadership impact. He drove the company’s successful shareholder outreach program and improved the development of the Finance talent pipeline. Based on its full performance assessment, the committee adjusted Mr. Jackson’s annual incentive payment to $750,000 or 107% of his target opportunity.

As a result of his appointment as Chief Financial Officer Mr. Jackson’s base salary was set at $700,000 and he was awarded 20,000 performance RSUs under the LTPP and 65,000 stock options and 11,000 RSUs, in line with the target long term incentive value set by the Committee at the beginning of the year.

Performance Assessment for Brian West

Financial

Mr. West was assessed on total company financial metrics (as described above (under “– 2014 Pay Decisions and Performance – Financial”)) and on his performance against objectives presented below.

Objectives

Organization

Mr. West was promoted to the role of Chief Operating Officer at the beginning of the year and took action immediately to simplify his the organization to better integrate the internal processes for delivering products to clients. The restructuring was significant and was accomplished ahead of expectations. Over 200 leadership moves were made with 70% of leaders appointed to new or expanded roles. The results in the first year exceeded expectations, with productivity gains and operating expenses that were both favorable to operating plan targets.

Clients

Mr. West developed a vision and strategy for our future technology platform. His engagement with clients and investor groups were impactful in demonstrating Nielsen’s unique value in measuring and improving client’s performance particularly as consumer viewing and purchasing continues to shift toward digital platforms.

Quality

Due to the changes initiated by Mr. West, day-to-day quality performance achieved record levels of compliance and quality incidents and escapes were down 15% from prior year.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr.West an initial payout of 101% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and Mr. West’s major restructuring of his function, which employs approximately 65% of the Company’s employees. He provided leadership that produced productivity savings above operating plan expectations and yielded continuing improvements to quality. The committee noted that Mr. West had made a significant leadership impact internally and externally by articulating a clear vision for the Company’s future technology platform. Based on its full performance assessment, the committee adjusted Mr. West’s initial incentive payment to $1,800,000 or 103% of his target opportunity.

As a result of his promotion to the position of Chief Operating Officer, Mr. West’s base salary was increased by 12% to $950,000 and he was awarded 38,000 performance RSUs under the LTPP and 122,500 stock options and 20,700 RSUs, in line with the target long term incentive value approved by the Committee at the beginning of the year.

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EXECUTIVE COMPENSATION

Performance Assessment for Stephen Hasker

Financial

Mr. Hasker was assessed on total company financial metrics (as described above (under “– 2014 Pay Decisions and Performance – Financial”) and on his performance against objectives presented below.

Objectives

Watch business growth

Under Mr. Hasker’s leadership, the Watch strategy translated into accelerated revenue and EBITDA growth across the business segments along with strong expense management, above plan expectations. The core Watch business grew 5.8%. Other businesses critical to our growth strategy saw growth over prior year and performances consistently above plan including double-digit growth in our Marketing Effectiveness business.

Total Audience

A critical objective was to establish and market our unique Watch portfolio capabilities for measuring the total audience for video across all platforms. Mr. Hasker’s team performed above expectations, engaging key clients to shape our strategy to launch Mobile Online Campaign Ratings, Mobile TV Ratings, and Digital Content Ratings through our partnership with Adobe, as well as to drive progress in the client adoption of our Online Campaign Ratings metric.

Global Buy Product Leadership

In 2014, Mr. Hasker and his team implemented, on plan, a structure aligned around Global Practices that provide integrated solutions for clients in the areas of Innovation (new product development), Performance Management (measuring and improving performance across the retailer-manufacturer value chain), Marketing Effectiveness (connecting what consumers watch with what they buy) and Sales Effectiveness (increase customer loyalty by optimizing pricing and assortment). As a result, Global Practices were established within our regional business units around the world and are driving broader client relationships and revenue growth, especially in key in emerging markets.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Hasker an initial payout of 101% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and the revenue performance of the global Watch business, which was in line with expectations. The committee also considered the above-expectation results that were achieved by Mr. Hasker in executing our “Total Audience” strategy, the adoption of OCR by clients, and the progress on our global Buy product strategy. Based on its full performance assessment, the committee adjusted his annual incentive payment to $950,000 or 106% of his target opportunity.

As a result of his promotion to the position of Global President, Mr. Hasker’s base salary was increased by 13% to $900,000 and he was awarded 20,100 performance RSUs under the LTPP and 65,000 stock options and 11,000 RSUs, in line with the target long term incentive value set by the Committee at the beginning of the year.

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EXECUTIVE COMPENSATION

Performance Assessment for John Lewis

Financial

Mr. Lewis was assessed on total company financial metrics (as described above (under “– CEO performance assessment – Financial”) and on his performance against objectives presented below.

Objectives

Commercial Growth and Productivity

Mr. Lewis is responsible for all regions of Nielsen’s business, with the exception of the Watch business in North America. He took on this role in August, 2014, and has begun implementing more segmented market approaches to maximizing growth and increasing our emphasis on E-Commerce.

Mr. Lewis was assessed also for his previous accountability running The Americas (North America Buy and Latin America). The Americas saw high double-digit growth in Latin America, but was below plan growth in North America, resulting in EBITDA also below plan.

Acquisitions and Client Wins

Mr. Lewis led improvements to our North American capabilities through closing and integrating two acquisitions that strengthened our Consumer Insights capabilities and our Innovation Practice.

Organization

In a challenging year for the Americas business, Mr. Lewis made a significant leadership impact in creating a solid foundation for 2015. In addition to closing two major acquisitions, he executed a seamless succession into the role of President, North America Buy and initiated structural changes and improved operational efficiencies in Mexico and Brazil including the introduction of new leadership for the Brazilian market.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Lewis an initial payout of 101% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and the performance of the North America Buy and Latin America businesses (“The Americas”). The committee noted the strong foundation Mr. Lewis had established in our Americas businesses due to client wins and acquisitions in North America and restructuring in Latin America. They noted his quick start in his new global role with emphasis on segmentation of developing markets and increased emphasis on e-commerce. Based on its full performance assessment, due to the below-plan Americas business performance, the committee adjusted Mr. Lewis’ initial annual incentive payment to $750,000 or 91% of his target opportunity.

Performance Assessment for James Cuminale

Financial

Mr. Cuminale was assessed on total company financial metrics (as described above (under “– 2014 Pay Decisions and Performance – Financial”) (under “– CEO performance assessment – Financial”)).

Objectives

Third Party Initiatives

Mr. Cuminale guided the company through multiple acquisition and partnership negotiations. In addition to his duties as Chief Legal Officer, he ensured the continuity of corporate business development activities worldwide through the transition of responsibilities to a new Head of Business Development. He had a significant impact on important audience measurement initiatives in Latin America and India.

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EXECUTIVE COMPENSATION

Board/Governance

Mr. Cuminale oversaw the process for the recruitment of two new Board directors and effected improvements to the management of Board activities.

Compliance and Ombudsman Program

Mr. Cuminale established the Ombudsman program two years ago and led changes in 2014 to expand its scope and increase its effectiveness.

Mr. Cuminale oversaw the effective operation of our compliance program and was influential in promoting NIelsen’s integrity standards internally and externally.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Cuminale an initial payout of 101% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and additionally noted Mr. Cuminale’s significant contribution to our new business development strategy and Board governance, and his leadership of our compliance and ombudsman program. Based on its full performance assessment, the committee made no adjustment to his initial payout of $930,000 or 101% of his target opportunity.

No change was made to Mr. Cuminale’s base salary in 2014 in line with our practice of awarding salary increases in intervals of 24 –36+ months unless there is a change in role. He was awarded 16,300 performance RSUs under the LTPP and 52,500 stock options and 8,900 RSUs, in line with the target long-term incentive value set by the Committee at the beginning of the year.

How Pay Decisions are Made

Annual Base Salaries

Base salary is the only fixed component of our executive officers’ compensation. The Compensation Committee considers market benchmarks supplied by its consultant, Meridian Compensation Partners LLC – (“Meridian”), to ensure that base salaries are competitive in the marketplace and are serving their purpose to attract and retain top talent.

The Compensation Committee considers executive officers for salary increases generally in 24-36+ month intervals unless there is a change in role.

Annual Incentive Plan

The purpose of the annual incentive plan is to motivate executives to accomplish short-term business performance goals that contribute to long-term business objectives. The Compensation Committee approves the applicable targets under the plan at the beginning of each year. NEOs participate in the same incentive plan as the Company’s top 200 executives. Approximately 8% of the incentive fund is paid to NEOs.

In determining the target opportunity for each NEO, the Compensation Committee considered general industry market benchmarks and peer group data provided by Meridian Compensation Partners LLC; executives’ total direct compensation mix and prior year award values; changes in role responsibilities; company financial performance and individual performance.

Plan Summary

•

Maximum annual incentive funding is derived formulaically based on target growth of “Bonus Funding EBITDA” and applied to the aggregate target award opportunities of the participants in the plan (the “funding percentage”)

•

Bonus Funding EBITDA differs from the calculation of Adjusted EBITDA because it is calculated using a standard 2014 budget rate to eliminate the impact of foreign currency exchange. The Bonus Funding EBITDA growth targets for 2014 were calculated from 2013 Adjusted EBITDA performance restated at 2014 budget rates and further adjusted to exclude the impact of extraordinary items such as acquisitions.

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•	Initial individual payouts are determined by applying the “funding percentage” to the individual’s target opportunity

•	Final individual payouts are determined after a full assessment of each individual’s performance versus quantitative objectives combined with a qualitative assessment

•	Individual payouts may be adjusted up or down to ensure that total performance is reflected in the final payouts

•	Aggregate individual payouts may not exceed the maximum annual incentive funding

Performance targets are aggressive and achievable

•

The Compensation Committee believes that growth in Bonus Funding EBITDA is highly correlated to the creation of shareholder value and is an effective measure of executives’ contributions to short-term company performance

•

In establishing the plan’s Bonus Funding EBITDA growth target the Compensation Committee considered the Company’s historical performance against prior year targets and concluded that the process had been effective in establishing targets that were both aggressive and achievable. It noted that over the prior four years, Adjusted EBITDA had grown at a challenging annual growth rate and in each year had been assessed as either on target or closely approaching target.

•	The 2014 Bonus Funding EBITDA growth target is fully aligned with our 2014 operating plan.

Funding formula and individual payouts

•

The funding/initial payout formula shown below correlates Bonus Funding EBITDA growth from prior year with payout percentages indexed to target opportunities. For 2014, a funding/initial payout of 100% is achieved when Bonus Funding EBITDA performance meets the target threshold of 7% growth. A funding of 100% is generally equal to the prior year’s incentive fund expense. A funding/initial payout of 107% is achieved when Bonus Funding EBITDA performance meets the operating plan target of 9% growth. If performance falls between the benchmark performance targets, the payout amount is calculated using interpolation between those benchmarks. If performance falls below the minimum threshold – no payouts are funded

Performance -Payout Formula

Performance Milestones	Growth v Prior Year (index %)	Funding/Initial Payout %
Maximum	167%	200%
Exceptional	115%	123%
Target	109%	107%
Actual Performance	107.3%	101%
Target threshold	107%	100%
Minimum	98.5%	70%
< Minimum	<98.5%	Zero

•

Additionally, the Compensation Committee considers total company financial performance (see “– 2014 Pay Decisions and Performance – Financial”) and each NEO’s contribution to that performance. Performance against other objectives is assessed and consideration given to qualitative factors such as degree of difficulty, extraordinary market

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circumstances and leadership impact. As a result, initial payouts for each individual may be adjusted up or down to ensure that total performance is reflected in the final payout. Named Executive Officers who are assessed as performing above expectations receive higher payouts than they would have received if their bonus were calculated based only on the initial payout.

•	Individual payouts are capped at 200% of the target bonus opportunity

2014 Results

•	The 2014 Bonus Funding EBITDA achievement was 7.3% growth over prior year. Consequently the plan funded at 101% and the initial payout was set at 101% of each NEO’s target bonus opportunity.

•

Before approving the incentive plan funding, the Compensation Committee assessed the Company’s free cash flow performance against annual plan objectives. The Committee has discretion to reduce the fund by up to 30% if free cash flow falls short of objectives. There is no discretion to increase the fund in the event that free cash flow performance exceeds objectives.

•

We define free cash flow as net cash provided by operating activities less capital expenditure. For a reconciliation of free cash flow to net cash provided by operating activities, see (“– Executive Summary”).

•

The Compensation Committee reviewed the Company’s free cash flow performance, which was on target at 19% growth over prior year (as shown under “– Executive Summary” and “– 2014 Pay Decisions and Performance – Financials”). Therefore no reduction was made to the incentive funding.

Long-term Incentives (LTI)

The purposes of long-term incentive awards are to focus executives on long-term sustainable performance and to align executive rewards with long-term returns delivered to shareholders. Currently, all long-term incentives are delivered as equity-based awards.

LTI Mix – 50% is subject to quantifiable long-term performance

Equity-based awards are made to executives, other employees and directors pursuant to Amended and Restated Nielsen Holdings 2010 Stock Incentive Plan. Our strategy is to increase the proportion of total NEO pay delivered in long-term equity to at least 60% and to have at approximately 50% of the LTI subject to quantifiable long-term performance metrics. Prior to finalizing award sizes, the Compensation Committee considered general industry market benchmarks and peer group data provided by Meridian; executives’ total direct compensation mix and prior year award values; changes in role responsibilities; current company financial performance and individual performance.

Long-Term Performance Plan

2014 Plan

The plan design in 2014 was unchanged from 2013. LTPP participants are awarded a target number of performance RSUs (“PRSUs”) that are earned subject to the Company’s performance against two cumulative three-year performance metrics, free cash flow (“FCF”), and relative total shareholder return (RTSR) with assigned weightings of 60% and 40%, respectively. The Committee decided to assign more weight to the free cash flow metric over which executives have relatively more direct control. The performance period commenced on January 1, 2014 and ends on December 31, 2016. Grants are denominated and settled in Nielsen shares. Based on the performance at the end of the three-year period, executives may earn less or more

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than the target PRSUs granted. Relative TSR performance below the 30th percentile of our performance peer group or free cash flow performance below 85% of the free cash flow target will result in 0% payout for each metric. Payouts for each metric are calculated independently of each other. The maximum payout for each metric is 200%.

The table below summarizes the plan performance-payout matrix, which is unchanged from 2013. The Compensation Committee re-affirmed its belief that the design provides appropriate rigor in the ratio of performance to reward as well as the right balance between individual risk and motivation. The free cash flow targets are intended to be aggressive and achievable and are fully aligned with our three-year strategic plan objectives and long-term guidance issued to investors.

PLAN DESIGN
Milestones	Free Cash Flow (% to target)	Free Cash Flow Payout (60% weight)	Relative TSR (percentile rank) (40% weight)	Relative TSR Payout
Maximum	120%	200%	75th	200%
Target	100%	100%	50th	100%
Minimum	85%	50%	30th	50%
Below Minimum	<85%	0%	<30th	0%

*	The performance metrics operate independently

After a comprehensive review of reports from Meridian, other advisors and Nielsen’s management team in 2013, the Committee approved a performance peer group solely for the purposes of measuring our relative TSR under the LTPP plan. The peer group includes companies in comparable businesses to Nielsen, as well as companies representing the markets we serve. There were no changes made to the peer group in 2014.

LTPP PEER GROUP
Accenture plc	McGraw Hill Financial, Inc
Coca-Cola Company	MSCI Inc
Colgate-Palmolive Company	Omnicom, Inc
Dun and Bradstreet Corporation	The Procter & Gamble Company
Equifax Inc.	Reed Elsevier NV-ADR
Experian plc	Thompson Reuters
FactSet Research Systems Inc	Time Warner Inc
GfK SE	Twenty First Century Fox Inc
IHS Inc	Unilever NV-ADR
The Interpublic Group of Companies, Inc	Wolters Kluwer NV-ADR

2015 Plan Design Change

During 2014, the Committee carefully reviewed the design of the plan in the context of the Say on Pay vote result. Based on this review the committee introduced a change effective in 2015 designed to better align plan outcomes with the shareholder’s experience. From 2015, payments under the relative TSR component of the plan will be capped at target in the event that absolute TSR growth over the performance period is negative.

Stock Options and Restricted Stock Units

The stock option and RSU awards are intended to enhance the retention value of the equity program and align with the creation of shareholder value. Both stock options and RSUs vest over four years in equal annual installments. The Compensation Committee provided approximately 25% of the NEO LTI values in stock options and 25% in RSUs.

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Compensation Practices and Governance

Compensation Committee

The Compensation Committee regularly reviews the philosophy and goals of the executive compensation program and assesses the effectiveness of compensation practices and processes. The Compensation Committee sets performance goals and assesses performance against these goals. The Committee considers the recommendations and market data provided by its independent consultant as well as the judgment of the CEO on the performance of his direct reports. The CEO does not participate in the Compensation Committee discussion regarding his own compensation. The Compensation Committee makes its decisions based on its assessment of Nielsen performance and individual performance against goals as well as on its judgment as to what is in the best interests of Nielsen and its shareholders.

The responsibilities of the Compensation Committee are described more fully in its charter, which is available in the Corporate Governance page of our website at www.nielsen.com/investors under Governance Documents: Compensation Committee Charter.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time. Except as otherwise disclosed in this proxy statement, no member of the Compensation Committee has had any relationship with Nielsen requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served as a director, or member of the Compensation Committee (or other committee serving an equivalent function), of an organization that has an executive officer also serving as a member of our Board or Compensation Committee.

Independent Compensation Consultant

The Compensation Committee retains Meridian Compensation Partners, LLC (Meridian) as its compensation consultant. Meridian has provided market data and perspective on executive and independent director compensation and related governance. Meridian and its affiliates did not provide any services to Nielsen or its affiliates in 2014 other than executive and director compensation consulting to the Compensation Committee. Discussions between Meridian and Nielsen management are limited to those necessary to complete work on behalf of the Committee.

The Compensation Committee determined that Meridian and its lead consultant for Nielsen satisfy the independence factors described in the NYSE listing rules. The Compensation Committee also determined that the work performed by Meridian in 2014 did not raise any conflict of interest issues.

Benchmarking

The Compensation Committee uses an executive compensation peer group of companies, selected for their business relevance and size appropriateness to Nielsen, as one of many considerations when making executive compensation pay decisions. To account for differences in the size of our peer group companies, the market data are statistically adjusted to allow for valid comparisons to similarly sized companies. The peer group information may also be supplemented by general industry survey data selected by Meridian to provide reasonable benchmarks for a company of Nielsen’s size and business type.

2014 PEER GROUP
Alliance Data Systems Corp	Interpublic Group of Cos
Automatic Data Processing	McGraw-Hill Financial
Cognizant Technology Solutions	Moody’s Corp
DirecTV	Omnicom Group
Dun and Bradstreet Corp	Salesforce.com Inc
Equifax Inc	Teradata Corp
Experian plc	Thomson Reuters Corp
Fiserv Inc	Verisk Analytics Inc
IHS Inc

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Consideration of Risk

The Committee conducted a risk assessment of Nielsen’s 2014 pay practices, which included the review of a report from Meridian. The Compensation Committee concluded that Nielsen’s pay programs are not reasonably likely to have a material adverse effect on Nielsen, its business and its value. Specifically, the Committee noted the following:

•	Good balance of fixed and at-risk compensation, and good balance of performance in LTI plans plus share ownership requirements

•	Overlapping vesting periods which exposes management including the CEO to risks of decision-making

•	EBITDA performance funds annual incentives which results in shared value with shareholders

•	Annual incentive plan payout curve is reasonable and payouts are capped at 200%

•	Executive compensation is benchmarked annually

•	Committee retains an independent consultant

•	Nielsen has a compensation clawback policy and anti-hedging policy

•	Pledging of shares subject to share ownership requirements is prohibited

•	Robust code of conduct policy

Share Ownership Guidelines

To ensure strong alignment of executive interests with the long-term interests of shareholders, executives are required to accumulate and maintain a meaningful level of stock ownership in the Company. The share ownership guideline policy was adopted in June 2011. Messrs. Barns, Hasker and Lewis first became subject to our share ownership guidelines in 2013. Mr. Barns’ guideline was subsequently changed from three times to six times salary on January 1, 2014 when he became the company’s Chief Executive Officer. The guidelines were subsequently reset for Mr. Hasker and Mr. Lewis from two times to three times after their appointment as Section 16 Officers. Neither Mr. Barns, Mr. Hasker, nor Mr. Lewis will be permitted to sell shares of the Company after December 31, 2014 until the guidelines are met.

The table below presents the guidelines and actual share ownership as of March 1, 2015 for each of our Named Executive Officers.

Name	Guideline	Guideline Shares*	Share Ownership **
Mr. Barns	6 x salary	134,000	44,947
Mr. Jackson	3 x salary	47,000	0
Mr. West	3 x salary	80,000	101,517
Mr. Hasker	3 x salary	60,000	9,055
Mr. Lewis	3 x salary	52,000	28,012
Mr. Cuminale	3 x salary	59,000	91,281

*	The guideline shares were reset using $44.73 share price at close on 12/31/2014. The guideline shares were not reset for Messrs. West and Cuminale since they had previously met their guidelines.
**	Eligible shares include beneficially-owned shares held directly or indirectly and jointly-owned shares.

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Other Policies and Guidelines

Perquisites

We provide our Named Executive Officers with limited perquisites, reflected in the “All Other Compensation” column of the Summary Compensation Table and described in the footnotes. Named Executive Officers may claim financial planning and executive health exam expenses capped each year at $15,000 and $2,500, respectively. In very limited circumstances we may permit NEOs and their family members to access our contractual arrangement for private aircraft for their personal use. We were reimbursed for the cost of such use in 2014. In certain circumstances, where necessary for business purposes, we also provide reimbursement for relocation expenses.

Severance

We believe that severance protections play a valuable role in attracting and retaining key executive officers. Between 2007 and 2010 we offered severance protections to executives pursuant to substantially identical severance agreements connected to awards granted under our 2006 stock plan, which required executives to make substantial personal investments in the Company. Each of our NEOs, except Mr. Jackson, have entered into one of these individual severance agreements. These agreements only vary in the severance multiple provided (except for Mr. Cuminale as described below) depending on the position of the individual at the time the agreement was executed. Pursuant to the terms of his offer letter, Mr. Jackson is entitled to receive severance upon certain terminations of employment.

The relevant severance triggering events and amounts payable are described in further detail under “– Potential Payments Upon Termination or Change in Control – Severance Benefits )

Mr. Cuminale’s severance agreement provided him with the right to receive tax gross-ups on certain change in control payments as described below in “– Potential Payments on Termination or Change in Control.” In 2015, he elected to waive this provision pursuant to an amendment to his severance agreement dated February 17, 2015.

Change in Control

For equity awards made in 2011 or later, under the 2010 Plan, as amended, unvested options and RSUs do not vest automatically in the event of a change in control.

Unvested equity awards granted under the 2006 Plan would have vested in full on a change in control. Effective December 31, 2014, the final tranche of equity awards under this plan vested under the regular terms of the plan. Thereafter, the only remaining unvested options are a small tranche of performance-based stock options that may vest on a change in control depending upon the financial return to the Sponsors; these options will expire for each NEO between November 2016 and March 2017 dependent on their grant date.

These benefits are described in further detail under “– Potential Payments Upon Termination or Change in Control.”

Clawback Policy

Our clawback policy requires the Chief Executive Officer and his executive direct reports, in all appropriate cases, to repay or forfeit any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the executive, and any non-vested equity-based awards previously granted to the executive if:

A.	The amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error; and

B.	The executive engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error, and

C.	The amount of the incentive compensation that would have been awarded to the executive, had the financial results been properly reported, would have been lower than the amount actually awarded.

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EXECUTIVE COMPENSATION

Other Benefits

The CEO and each other Named Executive Officer are eligible to participate in the health and welfare, defined contribution 401(k), and deferred compensation plans made available, per eligibility requirements, to all employees.

Tax Implications

Section 162 (m) of the Internal Revenue Code (the “Code”) (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the company’s chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. In addition, “grandfather” provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. The Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee will have the right to authorize compensation that would not otherwise be deductible under Section 162(m) or otherwise and to pay bonuses in any amount, including discretionary bonuses or bonuses with performance goals that are different from those under our annual incentive plan.

The Company may rely on the exemption from Section 162(m) of the Code afforded to it by the grandfather provisions described above for compensation paid pursuant to the Company’s pre-existing plans (including the annual incentive plan). In addition, the annual incentive plan has been designed to permit the Compensation Committee to grant awards thereunder which are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

In 2014, the Compensation Committee relied on the grandfather provisions in determining the amounts payable to our NEOs as described above under “Annual Incentive Plan.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (or any amendment thereto).

Submitted by the Compensation Committee of the Company’s Board of Directors: February 19, 2015.

Javier G. Teruel (Chairman)

Karen M. Hoguet

Alexander Navab

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TABLES AND NARRATIVE DISCLOSURE

Summary Compensation Table

The following table presents information regarding compensation to our Named Executive Officers for fiscal years 2014, 2013 and 2012.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)
Mitch Barns Chief Executive Officer	2014	998,462	—	3,407,277	1,054,680	1,365,000	7,897	124,576	6,957,892
	2013	779,231	—	2,840,040	359,550	637,500	4,553	22,650	4,643,524
Jamere Jackson Chief Financial Officer	2014	565,385	1,300,000	5,217,861	486,200	562,500	—	118,179	8,250,125

Brian West Chief Operating Officer	2014	930,769	—	3,162,049	916,300	1,350,000	—	33,313	6,392,431
	2013	850,000	—	3,119,420	420,750	1,125,000	—	24,185	5,539,355
	2012	850,000	—	419,700	1,242,000	1,350,000	—	22,500	3,884,200
Stephen Hasker Global President	2014	882,692	—	1,695,105	486,200	712,500	—	22,493	3,798,990
	2013	800,000	—	2,738,220	336,600	656,250	—	7,650	4,538,720
John Lewis Global President	2014	728,538	—	1,689,623	523,600	562,500	12,843	32,469	3,549,573

James Cuminale Chief Legal Officer	2014	700,000	—	1,427,647	392,700	697,500	—	29,949	3,247,796
	2013	700,000	48,964	1,007,840	336,600	693,750	—	24,284	2,811,437
	2012	700,000	—	279,800	952,200	900,000	—	23,992	2,855,992

[1]	Bonus
For Mr. Jackson, the $1,300,000 amount shown is the initial portion (paid in connection with his hire date of March 10, 2014) of the $2,600,000 payment meant to compensate him for the loss of his unvested SERP benefit from his previous employer. This amount must be repaid in full if his employment terminates within the first year of his employment and the remaining 50% of this amount must be repaid if his employment terminates during the following year, in either case unless such termination is not for “cause” or is for “good reason”. The remaining amount of $1,300,000 will be paid to him in four equal annual installments of $325,000 commencing on the anniversary of his hire date assuming he is employed on the applicable anniversary. Mr. Jackson is required to repay each installment in full if his employment terminates within one year of its receipt unless such termination is not for “cause” or is for “good reason”.
For Mr. Cuminale, the amount shown was a one-time discretionary bonus awarded in recognition of his contribution to closing the Arbitron acquisition.

[2]	Stock Awards
Represents the aggregate grant date fair value of RSUs, annual incentive restricted shares and performance restricted stock units awarded to certain Named Executive Officers calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions and methodologies used to value the awards reported in column (e), please see Note 13 “Stock-Based Compensation” to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2014 previously filed with the Securities and Exchange Commission. All numbers exclude estimates of forfeitures. No awards were subject to re-pricing or material modifications.

Values for awards made in 2014:
One-Time Grant - Mr. Jackson received a grant of 81,081 RSUs upon his hire date of March 10, 2014 with a fair value of $3,749,996 to replace the loss of unvested equity at his previous employer.
Performance Restricted Stock Units – Target amounts granted on February 20, 2014 under the LTPP – Messrs. Barns ($2,197,064), Jackson ($1,006,744), West ($1,919,274), Hasker ($1,015,195), Lewis ($989,941) and Cuminale ($823,268). The maximum awards at the date pf grant are as follows: Messrs Barns ($3,346,648), Jackson ($1,533,489), West ($2,923,508), Hasker ($1,546,382), Lewis (1,507,915) and Cuminale ($1,254,031).
Restricted Stock Units – On October 29. 2014, the NEOs were granted RSUs as follows: Messrs. Barns ($997,696), Jackson ($461,120), West ($867,744), Hasker ($461,120), Lewis ($494,656) and Cuminale ($373,088).
Annual Incentive Restricted Shares – Values represent 25% of the 2013 plan year annual incentive awards granted on February 10, 2014: Messrs. Barns ($212,517), West ($375,030), Hasker ($218,790), Lewis ($205,026) and Cuminale ($231,291).

[3]	Option Awards
Represents the aggregate grant date fair value of stock options awarded to each Named Executive Officer calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For a discussion of the assumptions and methodologies used to value the awards reported in column (f), please see Note 13 “Stock-Based Compensation” to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2014 previously filed with the Securities and Exchange Commission. All numbers exclude estimates of forfeitures. No awards were subject to repricing or material modifications and no awards were subject to performance conditions.

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EXECUTIVE COMPENSATION

[4]	Non-Equity Incentive Plan Compensation
Represents 75% value of the annual cash incentive for the 2014 plan year paid in February of 2015; the remaining 25% of the annual incentive was delivered in annual incentive RSUs granted in February 2015 (and is not included in the 2014 amounts above but will be disclosed in the Summary Compensation Table next year as 2015 compensation).
[5]	Change in Pension Value and Non-Qualified Deferred Compensation
The amounts indicated for Messrs. Barns and Lewis represent the actuarial change in pension value during 2014, relating to the Nielsen qualified plan and non-qualified excess plan. See “– Pension Benefits for 2014.”
[6]	All Other Compensation (2014 values)
Mr. Barns: financial planning expenses: $15,000; retirement plan contributions: $7,800; reimbursement of relocation expenses: $92,884; value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July, 26, 2012 prior to the introduction of our dividend policy in 2013: $8,893
Mr. Jackson: retirement plan contributions: $4,846; reimbursement of relocation expenses: $113,333
Mr. West: financial planning expenses: $15,000; retirement plan contributions: $7,800; executive health examination expenses: $1,620; value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July, 26, 2012 prior to the introduction of our dividend policy in 2013: $8,893
Mr. Hasker: financial planning expenses: $5,800; retirement plan contributions: $7,800; value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July, 26, 2012 prior to the introduction of our dividend policy in 2013: $8,893
Mr. Lewis: financial planning expenses: $15,000; retirement plan contributions: $7,800; executive health examination expenses: $776; value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July, 26, 2012 prior to the introduction of our dividend policy in 2013: $8,893
Mr. Cuminale: financial planning expenses: $15,000; retirement plan contributions: $7,800; executive health examination expenses: $1,220; value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July, 26, 2012 prior to the introduction of our dividend policy in 2013: $5,929

Grants of Plan-Based Awards in 2014

The following table presents information regarding grants to our Named Executive Officers during the fiscal year ended December 31, 2014.

(a)	(b	)	(c	)	(d	)	(e	)	(f	)	(g	)	(h	)	(i	)	(j	)	(k	)	(l	)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stocks or Units (#)		All Other Options Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards[3] ($)
Name	Grant Date		Threshold ($)		Target[1] ($)		Maximum ($)		Threshold (#)		Target[2] (#)		Maximum (#)
Mitch Barns			1,260,000		1,800,000		3,600,000		—		—		—		—		—		—		—
	2/10/2014		—		—		—		—		—		—		4,709		—		—		212,517
	2/20/2014		—		—		—		21,750		43,500		87,000		—		—		—		2,197,064
	10/29/2014		—		—		—		—		—		—		23,800		141,000		41.92		2,052,376
Jamere Jackson			490,000		700,000		1,400,000		—		—		—		—		—		—		—
	3/10/2014		—		—		—		—		—		—		81,081		—		—		3,749,996
	3/10/2014		—		—		—		10,000		20,000		40,000		—		—		—		1,006,744
	10/29/2014		—		—		—		—		—		—		11,000		65,000		41.92		947,320
Brian West			1,225,000		1,750,000		3,500,000		—		—		—		—		—		—		—
	2/10/2014		—		—		—		—		—		—		8,310		—		—		375,030
	2/20/2014		—		—		—		19,000		38,000		76,000		—		—		—		1,919,274
	10/29/2014		—		—		—		—		—		—		20,700		122,500		41.92		1,784,044
Stephen Hasker			630,000		900,000		1,800,000		—		—		—		—		—		—		—
	2/10/2014		—		—		—		—		—		—		4,848		—		—		218,790
	2/20/2014		—		—		—		10,050		20,100		40,200		—		—		—		1,015,195
	10/29/2014		—		—		—		—		—		—		11,000		65,000		41.92		947,320
John Lewis			574,000		820,000		1,640,000		—		—		—		—		—		—		—
	2/10/2014		—		—		—		—		—		—		4,543		—		—		205,026
	2/20/2014		—		—		—		9,800		19,600		39,200		—		—		—		989,941
	10/29/2014		—		—		—		—		—		—		11,800		70,000		41.92		1,018,256
James Cuminale			647,500		925,000		1,850,000		—		—		—		—		—		—		—
	2/10/2014		—		—		—		—		—		—		5,125		—		—		231,291
	2/20/2014		—		—		—		8,150		16,300		32,600		—		—		—		823,268
	10/29/2014		—		—		—		—		—		—		8,900		52,500		41.92		765,788

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EXECUTIVE COMPENSATION

[1]	Represents 100% of the 2014 target award under the annual incentive plan.
[2]	Represents number of performance restricted stock units awarded under the LTPP
[3]	Represents the grant date fair values computed in accordance with FASB ASC Topic 718 of the following awards:

•	Annual incentive restricted shares granted to Messrs. Barns, West, Hasker, Lewis and Cuminale on February 10, 2014 with a value of 25% of their 2013 annual incentive cash payout

•	The target number of performance restricted stock units granted to Messrs. Barns, West, Hasker, Lewis and Cuminale on February 20, 2014 and to Mr. Jackson on March 10, 2014

•	Stock option awards granted to all NEOS on October 29, 2014

•	Restricted stock unit awards granted to all NEOS on October 29, 2014

111

EXECUTIVE COMPENSATION

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2014 Table

Summary Compensation Table

Upon appointment as CEO, effective January 1, 2014, Mr. Barns’ salary was increased from $800,000 to $1,000,000 and his annual incentive target set at $1,800,000. Based on the committee’s full year performance assessment, Mr. Barns was awarded an annual incentive payout of $1,820,000.

Upon hiring, effective March 10, 2014, Mr. Jackson’s base salary is $700,000 and his 2014 annual incentive opportunity is $700,000. Based on the committee’s full year performance assessment, Mr. Jackson was awarded an annual incentive payout of $750,000. Additionally, the Compensation Committee awarded him 81,081 RSUs to compensate him for the loss of unvested equity at his prior employer and approved a cash payment of $2,600,000 to compensate him for the loss of unvested SERP at his prior employer. Mr. Jackson received 50% of this cash payment, equal to $1,300,000, upon hire, which must be repaid in full if his employment terminates within the first year of his employment and 50% of this amount must be repaid if his employment terminates during the following year, in either case unless such termination is not for “cause” or is for “good reason”. The remaining portion of the cash payment will be paid in four equal annual installments of $325,000, commencing on the first anniversary of his hire date as long as he is an employee on the applicable anniversary date. Mr. Jackson is required to reimburse each installment in full if his employment terminates within one year of receipt of each installment unless such termination is not for “cause” or is for “good reason”.

As a result of his promotion to Chief Operating Officer, effective March 10, 2014, Mr. West’s base salary was increased 12% to $950,000, and his 2014 annual incentive opportunity set at $1,750,000. Based on the committee’s full year performance assessment Mr. West was awarded an annual incentive payout of $1,800,000.

Mr. Hasker’s base salary was increased 13% to $900,000 effective March 1, 2014 and his 2014 annual incentive target opportunity was set at $900,000. Based on the committee’s full year performance assessment, Mr. Hasker was awarded an annual incentive payout of $950,000.

Mr. Lewis’ base salary was increased 10% to $770,000 effective August 1, 2014 and his 2014 annual incentive target set at $820,000. Based on the committee’s full year performance assessment, Mr. Lewis was awarded an annual incentive payout of $750,000.

No change was made to Mr. Cuminale’s base salary in 2014 in line with our practice of awarding salary increases in intervals of 24 – 36+ months unless there is a change in role. His annual incentive opportunity is $925,000. Based on the committee’s full year performance assessment Mr. Cuminale was awarded an annual incentive payout of $930,000.

For each NEO, approximately 50% of long-term incentive value is delivered in performance RSUs and 50% is split equally between time-based stock options and RSUs. In addition, 75% of the annual incentive award is paid in cash and disclosed in the Summary Compensation Table as compensation in the performance year, while the remaining 25% is paid in RSUs that will vest in equal annual installments over two years and whose value is disclosed in the Summary Compensation Table as compensation in the year of grant.

Grants of Plan Based Awards in 2014

Except for Mr. Cuminale, each NEO transitioned to a new role in 2014 due to internal promotion, or in the case of Mr. Jackson, external hiring. Annual incentive and long-term incentive targets were established for each NEO, commensurate with their responsibilities. In determining the target opportunities, the committee considered general industry market benchmarks and peer group data provided by Meridian; executives’ total direct compensation mix and prior year award values; individual role responsibilities; company financial performance and an assessment of each executive’s individual performance.

On February 10, 2014, Messrs. Barns, West, Hasker, Lewis and Cuminale were granted annual incentive restricted shares having a value equal to 25% of their 2013 annual incentive cash payout. The awards vest in two equal installments commencing on the anniversary of the grant date.

112

EXECUTIVE COMPENSATION

Each NEO was awarded performance restricted stock units under the LTPP on February 20, 2014 with the exception of Mr. Jackson whose grant was on his hire date of March 10, 2014.

The performance restricted stock units will be earned at the end of the three-year period January 1, 2014 – December 31, 2016 based on the Company’s performance against the plan metrics (as described under “– Long-Term Incentives – Long-Term Performance Plan (LTPP)”).

On October 29, 2014, each NEO was granted awards of restricted stock units and stock options. Both RSUs and stock options time vest ratably over 4 years on each anniversary of the grant date.

113

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our Named Executive Officers as of December 31, 2014.

		Options Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)
Mitch Barns	3/5/2007	23,390	—	6,235	16.00	3/5/2017	—	—
	3/5/2007	9,898	—	1,039	32.00	3/5/2017	—	—
	3/18/2010	62,500	—	—	18.40	3/18/2020	—	—
	5/11/2011	56,250	18,750	—	30.19	5/11/2018	—	—
	7/26/2012	40,000	40,000	—	27.98	7/26/2019	7,808	349,236
	2/20/2013	—	—	—	—	—	25,000	1,118,250
	7/25/2013	—	—	—	—	—	41,259	1,845,498
	9/25/2013	11,750	35,250	—	36.56	9/25/2020	6,923	309,666
	2/10/2014	—	—	—	—	—	4,808	215,062
	2/20/2014	—	—	—	—	—	43,500	1,945,755
	10/29/2014	—	141,000	—	41.92	10/29/2021	23,932	1,070,478
Jamere Jackson	3/10/2014	—	—	—	—	—	82,408	3,686,110
	3/10/2014	—	—	—	—	—	20,000	894,600
	10/29/2014	—	65,000	—	41.92	10/29/2021	11,061	494,759
Brian West	3/21/2007	212,499	—	44,532	16.00	3/21/2017	—	—
	3/21/2007	—	—	7,421	32.00	3/21/2017	—	—
	3/18/2010	62,500	—	—	18.40	3/18/2020	—	—
	5/11/2011	31,250	31,250	—	30.19	5/11/2018	—	—
	7/26/2012	37,500	75,000	—	27.98	7/26/2019	7,808	349,252
	2/20/2013	—	—	—	—	—	30,000	1,341,900
	7/25/2013	—	—	—	—	—	41,259	1,845,515
	9/25/2013	13,750	41,250	—	36.56	9/25/2020	9,231	412,903
	2/10/2014	—	—	—	—	—	8,485	379,534
	2/20/2014	—	—	—	—	—	38,000	1,699,740
	10/29/2014	—	122,500	—	41.92	10/29/2021	20,815	931,055
Stephen Hasker	12/21/2009	23,437	—	—	16.00	12/21/2019	—	—
	12/21/2009	19,531	—	—	32.00	12/21/2019	—	—
	5/11/2011	—	18,750	—	30.19	5/11/2018	—	—
	7/26/2012	—	40,000	—	27.98	7/26/2019	7,808	349,252
	2/20/2013	—	—	—	—	—	22,000	984,060
	7/25/2013	—	—	—	—	—	41,259	1,845,515
	9/25/2013	11,000	33,000	—	36.56	9/25/2020	6,923	309,666
	2/10/2014	—	—	—	—	—	4,950	221,414
	2/20/2014	—	—	—	—	—	20,100	899,073
	10/29/2014	—	65,000	—	41.92	10/29/2021	11,061	494,759

114

EXECUTIVE COMPENSATION

		Options Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)
John Lewis	2/2/2007	—	—	17,813	16.00	2/2/2017	—	—
	2/2/2007	15,625	—	2,968	32.00	2/2/2017	—	—
	5/11/2011	56,250	18,750	—	30.19	5/11/2018	—	—
	7/26/2012	40,000	40,000	—	27.98	7/26/2019	7,808	349,252
	2/20/2013	—	—	—	—	—	22,000	984,060
	7/25/2013	—	—	—	—	—	41,259	1,845,515
	9/25/2013	11,000	33,000	—	36.56	9/25/2020	6,923	309,666
	2/10/2014	—	—	—	—	—	4,638	207,458
	2/20/2014	—	—	—	—	—	19,600	876,708
	10/29/2014	—	70,000	—	41.92	10/29/2021	11,865	530,721
James Cuminale	2/2/2007	—	—	35,625	16.00	3/21/2017	—	—
	2/2/2007	—	—	5,938	32.00	3/21/2017	—	—
	5/11/2011	68,750	31,250	—	30.19	5/11/2018	—	—
	7/26/2012	57,500	57,500	—	27.98	7/26/2019	5,206	232,864
	2/20/2013	—	—	—	—	—	20,000	894,600
	9/25/2013	11,000	33,000	—	36.56	9/25/2020	6,923	309,666
	2/10/2014	—	—	—	—	—	5,233	234,072
	2/20/2014	—	—	—	—	—	16,300	729,099
	10/29/2014	—	52,500	—	41.92	10/29/2021	8,949	400,289

1	The option awards are subject to vesting schedules as follows:

•	Option awards with exercise prices of $16 and $32
•

For Messrs. Barns, West, Lewis and Cuminale: 5% vested on their grant date with the remainder scheduled to vest ratably on December 31, 2007, 2008, 2009, 2010 and 2011. 50% of the award was subject to performance vesting based on the achievement of pre-established EBITDA targets. 2008 performance did not meet the pre-established target. Performance-based options for this year will not vest unless there is a change in control. Performance in 2010 and 2011 did not meet the pre-established targets. Performance-based options for these years converted to time-based options with vesting on December 31, 2012 and December 31, 2013, respectively.

•

For Mr. Hasker: 25% was scheduled to vest ratably on December 31, 2009, 2010, 2011 and 2012. 50% of the award was subject to performance vesting based on the achievement of pre-established EBITDA targets. Performance in 2010, 2011 and 2012 did not meet the pre-established targets. Performance-based options for these years converted to time-based options with vesting on December 31, 2012, December 31, 2013 and December 31, 2014, respectively.

•	Option awards with an exercise price of $18.40

•	Messrs. Barns, West, Lewis and Cuminale: vested one-third on each of March 18, 2011, 2012 and 2013

•	Option awards with exercise prices of $30.19, $27.98, $36.56 and $41.92

•	Vest ratably on each of the four anniversaries of the grant date

2	The RSU awards are subject to vesting schedules as follows:

•	The July 26, 2012, the September 25, 2013 and the October 29, 2014 awards time -vest ratably on each of the four anniversaries of the grant date

•	The February 20, 2013 awards are performance restricted shares which will vest, if they are earned in accordance with the terms of the 2013 LTPP, in February 2016.

•

The July 25, 2013 awards are special one-time RSU grants made to Messrs. Barns, West, Hasker and Lewis that time vest 20% on each of the anniversaries of the grant date in 2014 and 2015; and 30% on each subsequent grant date anniversary in 2016 and 2017.

•

The February 10, 2014 awards made to Messrs. Barns, West, Hasker, Lewis and Cuminale are restricted shares awarded under the 2013 annual incentive plan that will time vest 50% on each of the two anniversaries of the grant date in 2015 and 2016.

•	The February 20, 2014 awards made to Messrs. Barns, West, Hasker, Lewis and Cuminale are performance RSUs, which will vest, if earned in accordance with the terms of the 2014 LTPP, in February 2017.

115

EXECUTIVE COMPENSATION

•	The March 10, 2014 award of 20,000 performance RSUs made to Mr. Jackson upon his hire date, will vest if earned in accordance with the terms of the 2014 LTPP, in February 2017.

3	Market value is based on the closing price as of December 31, 2014 of $44.73 per share.

Option Exercises and Stock Vested in 2014

The following table presents information regarding the value realized by each of our Named Executive Officers upon the exercise of option awards or the vesting of stock awards during the fiscal year ended December 31, 2014.

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mitch Barns	—	—	16,358	778,705
Jamere Jackson	—	—	—	—
Brian West	170,704	2,483,027	17,123	812,281
Stephen Hasker	131,407	2,452,012	16,358	778,705
John Lewis	59,844	1,480,613	16,358	778,705
James Cuminale	283,437	7,517,510	4,868	224,772

Pension Benefits for 2014

The following table presents information regarding the pension arrangements with each of our Named Executive Officers during the fiscal year ended December 31, 2014.

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mitch Barns	Qualified Plan	4.42	37,895	—
	Excess Plan	4.42	27,735	—
Jamere Jackson	—	—	—	—
Brian West	—	—	—	—
Stephen Hasker	—	—	—	—
John Lewis	Qualified Plan	3.92	20,270	—
	Excess Plan	3.92	35,589
James Cuminale	—	—	—	—

Assumptions for Present Value of Accumulated Benefit

Present values at December 31, 2014 are the present value of accumulated benefits as used under ASC960 and were calculated using an interest rate of 4.25%, an interest credit rate of 3.05% and the white collar retiree RP 2014 table backed off to 2007 mortality tables projected with mortality improvements based on the MMP2007 Scale. These assumptions are consistent with those used for the financial statements of the Company’s retirement plans.

United States Retirement Plans

Effective August 31, 2006, the Company froze its United States qualified and non-qualified retirement plans. No participants may be added and no further benefits may accrue after this date. The retirement plans, as in existence immediately prior to the freeze, are described below.

We maintain a tax-qualified retirement plan (the “Qualified Plan”), a cash-balance pension plan that covers eligible United States employees who have completed at least one year of service. Prior to the freeze, we added monthly basic and investment credits to each participant’s account. The basic credit equals 3% of a participant’s eligible monthly compensation.

116

EXECUTIVE COMPENSATION

Participants became fully vested in their accrued benefits after the earlier of five years of service or when the participant reached normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan). Unmarried participants receive retirement benefits as a single-life annuity, and married participants receive retirement benefits as a qualified joint-and-survivor annuity. Participants can elect an alternate form of payment such as a straight-life annuity, a joint-and-survivor annuity, years certain-and-life income annuity or a level income annuity option. Lump sum payment of accrued benefits is only available if the benefits do not exceed $5,000. Payment of benefits begins at the later of the participant’s termination of employment or reaching age 40. The definition of compensation includes W-2 earnings plus deferrals minus unusual payments (for example stock awards, relocation and tuition reimbursement).

We also maintain a non-qualified retirement plan (the “Excess Plan”) for certain of our management and highly compensated employees. Prior to the freeze, the Excess Plan provided supplemental benefits to individuals whose benefits under the Qualified Plan are limited by the provisions of Section 415 and/or Section 401(a)(17) of the Code. The benefit payable to a participant under the Excess Plan is equal to the difference between the benefit actually paid under the Qualified Plan and the amount that would have been payable had the applicable Code limitations not applied. Although the Excess Plan is considered an unfunded plan and there is no current trust agreement for the Excess Plan, assets have been set aside in a “rabbi trust” fund. It is intended that benefits due under the Excess Plan will be paid from this rabbi trust or from the general assets of the Nielsen entity that employs the participants.

Messrs. Barns and Lewis are the only Named Executive Officers who participate in the Qualified Plan and the Excess Plan.

Reduced early retirement benefits are available once the participant has reached age 40 and completed 5 years of service. Mr. Barns and Mr. Lewis are both eligible for early retirement .The early retirement benefits payable are cash-balance pension plan actuarially reduced to be equivalent to the benefit payable at normal retirement age for Mr. Barns. For Mr. Lewis, the early retirement benefits payable are the greater of the cash-balance pension plan actuarially reduced to be equivalent to the benefit payable at normal retirement age and the frozen Dun & Bradstreet benefit reduced 3% per year from normal retirement age to age at commencement. The early retirement benefit for the non-qualified plan is the same, with the exception being the frozen Dun & Bradstreet benefit is not reduced for early commencement when performing the comparison outlined above.

Nonqualified Deferred Compensation for 2014

The Company offers a voluntary nonqualified deferred compensation plan in the United States, which allows selected executives the opportunity to defer a significant portion of their base salary and incentive payments to a future date. Earnings on deferred amounts are determined with reference to designated mutual funds. Mr. Lewis is the only Named Executive Officer with a balance under this plan. There is no above market rate of return given to executives as defined by the Securities and Exchange Commission. Eligible employees may contribute up to 75% of their base salary and up to 90% of their annual incentive award. Earnings on deferred amounts are determined with reference to designated mutual funds.

The following table presents information regarding non-qualified deferred compensation arrangements with each of our Named Executive Officers during the fiscal year ended December 31, 2014.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY1 ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY2 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Mitch Barns	—	—	—	—	—
Jamere Jackson
Brian West	—	—	—	—	—
Stephen Hasker	—	—	—	—	—
John Lewis	325,000	—	106,891	—	2,050,319
James Cuminale	—	—	—	—	—

[1]

Mr. Lewis’ 2014 contribution of $325,000 was made from salary and annual cash incentive and is included in the Salary and Non-Equity Incentive Plan Compensation columns in the Summary Compensation Table.

[2]	Interest payments have not been reported in the Summary Compensation Table.

117

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

Except for Mr. Jackson, if an NEO is terminated by the Company without cause or the NEO resigns for good reason (as those terms are defined in the form of Severance Agreement), subject to their compliance with certain restrictive covenants (as described under “– Restrictive Covenants”), and their execution (without revocation) of a general waiver and release of claims, they will be entitled to severance pay that includes:

•	base salary continuation for one year for Messrs. Barns, and Hasker. Base salary continuation for two years for Messrs West , Cuminale and Lewis;

•	a pro-rata portion of their annual incentive award for the year of termination (based on actual performance); and

•

continued health and welfare benefits for the executive and their covered family members for the duration of the severance period, with the cost of such health benefit premiums, at the active employee rate, deducted from the salary continuation payments on an after-tax basis.

If Mr. Jackson’s employment is terminated by the Company without cause or he resigns for good reason (as those terms are defined in his offer letter), Mr. Jackson is entitled to continue to receive his base salary and health benefits for himself and covered family members for a period of twelve months (with the cost of such health benefit premiums at the active employee rate deducted from his salary continuation payments on an after-tax basis).

If an NEO’s employment had been terminated without cause by the Company, or an NEO had resigned for good reason on December 31, 2014, each would have received total payments as shown in the following table:

	Multiple of Base Salary	Base Salary x Multiple $	Annual Incentive Award $	Health & Welfare Benefits $	Total $
Mitch Barns	1x	1,000,000	$1,800,000	7,200	2,807,200
Jamere Jackson	1x	700,000	—	7,200	707,200
Brian West	2x	1,900,000	$1,750,000	14,400	3,664,400
Stephen Hasker	1x	900,000	$900,000	7,200	1,807,200
John Lewis	2x	1,540,000	$820,000	14,400	2,374,400
James Cuminale	2x	1,400,000	$925,000	14,400	2,339,400

In addition, on a change in control, if the acquiring entity does not assume the awards or provide for the issuance of substitute awards on an equitable basis, any unvested options, or RSUs, granted in 2011, 2012, 2013 and 2014 under the 2010 Plan, as amended, would become vested and exercisable in full, and any unearned, unvested performance RSUs under the LTPP would become vested at 100% of the target award. Messrs. Barns, West, Lewis and Cuminale have options granted to them in 2007 under the 2006 Plan that did not vest because the performance-vesting condition was not met. These options will expire in 2017 unless there is a change in control that meets specified return objectives for the Sponsors.

Mr. Cuminale’s severance agreement formerly provided that he may be entitled to receive an excise tax gross-up payment in the event that payments and benefits (including vesting of equity incentives) that he receives (whether or not his employment terminates) in connection with a change in control of the Company (as defined under Section 280G of the Code) become subject to an excise tax commonly referred to as a “golden parachute” excise tax. However, no tax-gross up will be paid if certain cash payments are reduced by an amount necessary so as not to give rise to such excise taxes, so long as the remaining cash payments due to Mr. Cuminale are at least 90% of all cash payments that would otherwise be payable. The potential payments and benefits due to Mr. Cuminale in the event of a change in control on December 31, 2014, with or without termination, would not have incurred an excise tax liability and therefore, no gross-up payment would have been due to Mr. Cuminale. Mr. Cuminale waived this provision on February 17, 2015.

118

EXECUTIVE COMPENSATION

As of December 31, 2014, the value of any accelerated vesting of options and RSUs would be as set forth in the following table. This includes the value of options and RSUs awarded in 2011, 2012, 2013 and 2014 which would vest if not assumed by the acquiring entity.

Name	Grant Date	Unvested Options	Exercise Price	Unvested RSUs	LTPP	FMV as of 12/31/2014	Value of Accelerated Unvested Options & RSUs & LTPP
Mitch Barns	3/5/2007	6,235	16.00	—	—	$44.73	$179,132
	3/5/2007	1,039	32.00	—	—	$44.73	$13,226
	5/11/2011	18,750	30.19	—	—	$44.73	$272,625
	7/26/2012	40,000	27.98	—	—	$44.73	$670,000
	7/26/2012	—	—	7,808	—	$44.73	$349,252
	2/20/2013	—	—	—	25,000	$44.73	$1,118,250
	7/25/2013	—	—	41,259	—	$44.73	$1,845,515
	9/25/2013	35,250	36.56	—	—	$44.73	$287,993
	9/25/2013	—	—	6,923	—	$44.73	$309,666
	2/10/2014	—	—	4,808		$44.73	$215,062
	2/20/2014	—	—	—	43,500	$44.73	$1,945,755
	10/29/2014	141,000	41.92	—	—	$44.73	$396,210
	10/29/2014	—	—	23,932		$44.73	$1,070,478
							$8,673,163
Jamere Jackson	3/10/2014	—	—	82,408	—	$44.73	$3,686,110
	3/10/2014	—	—	—	20,000	$44.73	$894,600
	10/29/2014	65,000	41.92	—	—	$44.73	$182,650
	10/29/2014			11,061		$44.73	$494,759
							$5,258,118
Brian West	3/21/2007	44,532	16.00	—	—	$44.73	$1,279,404
	3/21/2007	7,421	32.00	—	—	$44.73	$94,469
	5/11/2011	31,250	30.19	—	—	$44.73	$454,375
	7/26/2012	75,000	27.98	—	—	$44.73	$1,256,250
	7/26/2012	—	—	7,808	—	$44.73	$349,252
	2/20/2013-	—	—	—	30,000	$44.73	$1,341,900
	7/25/2013	—	—	41,259	—	$44.73	$1,845,515
	9/25/2013	41,250	36.56	—	—	$44.73	$337,013
	9/25/2013	—	—	9,231	—	$44.73	$412,903
	2/10/2014	—	—	8,485	—	$44.73	$379,534
	2/20/2014	—	—	—	38,000	$44.73	$1,699,740
	10/29/2014	122,500	41.92	—	—	$44.73	$344,225
	10/29/2014	—	—	20,815	—	$44.73	$931,055
							$10,725,635
Stephen Hasker	5/11/2011	18,750	30.19	—	—	$44.73	$272,625
	7/26/2012	40,000	27.98	—	—	$44.73	$670,000
	7/26/2012	—	—	7,808	—	$44.73	$349,252
	2/20/2013	—	—	—	22,000	$44.73	$984,060
	7/25/2013	—	—	41,259	—	$44.73	$1,845,515
	9/25/2013	33,000	36.56	—	—	$44.73	$269,610
	9/25/2013	—	—	6,923	—	$44.73	$309,666
	2/10/2014	—	—	4,950	—	$44.73	$221,414
	2/20/2014	—	—	—	20,100	$44.73	$899,073
	10/29/2014	65,000	41.92	—	—	$44.73	$182,650
	10/29/2014	—	—	11,061	—	$44.73	$494,759
							$6,498,623

119

EXECUTIVE COMPENSATION

Name	Grant Date	Unvested Options	Exercise Price	Unvested RSUs	LTPP	FMV as of 12/31/2014	Value of Accelerated Unvested Options & RSUs & LTPP
John Lewis	2/2/2007	17,813	16.00	—	—	$44.73	$511,767
	2/2/2007	2,968	32.00	—	—	$44.73	$37,783
	5/11/2011	18,750	30.19	—	—	$44.73	$272,625
	7/26/2012	40,000	27.98	—	—	$44.73	$670,000
	7/26/2012	—	—	7,808	—	$44.73	$349,252
	2/20/2013	—	—	—	22,000	$44.73	$984,060
	7/25/2013	—	—	41,259	—	$44.73	$1,845,515
	9/25/2013	33,000	36.56	—	—	$44.73	$269,610
	9/25/2013	—	—	6,923	—	$44.73	$309,666
	2/10/2014	—	—	4,638	—	$44.73	$207,458
	2/20/2014	—	—	—	19,600	$44.73	$876,708
	10/29/2014	70,000	41.92	—	—	$44.73	$196,700
	10/29/2014			11,865		$44.73	$530,721
							$7,061,865
James Cuminale	2/2/2007	35,625	16.00	—	—	$44.73	$1,023,506
	2/2/2007	5,938	32.00	—	—	$44.73	$75,591
	5/11/2011	31,250	30.19	—	—	$44.73	$454,375
	7/26/2012	57,500	27.98	—	—	$44.73	$963,125
	7/26/2012	—	—	5,206	—	$44.73	$232,864
	2/20/2013	—	—	—	20,000	$44.73	$894,600
	9/25/2013	33,000	36.56	—	—	$44.73	$269,610
	9/25/2013	—	—	6,923	—	$44.73	$309,666
	2/10/2014	—	—	5,233	—	$44.73	$234,072
	2/20/2014	—	—	—	16,300	$44.73	$729,099
	10/29/2014	52,500	41.92	—	—	$44.73	$147,525
	10/29/2014	—	—	8,949	—	$44.73	$400,289
							$5,734,322

Restrictive Covenants

Pursuant to the severance agreements of the Named Executive Officers, (except in Mr. Jackson’s case, pursuant to the terms of a restrictive covenant agreement executed in conjunction with his offer letter), they have agreed not to disclose any Company confidential information at any time during or after their employment with Nielsen. In addition, they have agreed that, for the duration of their severance period following a termination of their employment with Nielsen, they will not solicit Nielsen’s employees or customers or materially interfere with any of Nielsen’s business relationships. They have also agreed not to act as an employee, investor or in another significant function in any business that directly or indirectly competes with any business of the Company.

120

Director Compensation

Effective January 1, 2014, each of our non-executive directors who are independent under applicable NYSE rules, other than the directors affiliated with any of the Sponsors (as defined on page 128), (the “Independent Directors”) receives an annual cash retainer of $80,000. Independent Directors who are chairpersons of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee receive additional annual compensation of $20,000, $15,000 and $15,000, respectively. Fees are paid quarterly unless deferred as described below. Annual equity grants were also made to the Independent Directors in the form of Deferred Stock Units (“DSUs”) with a fair market value of $135,000. A DSU represents an unfunded and unsecured right to receive one share of Nielsen common stock following the termination of the director’s services with Nielsen. The DSUs vest in four substantially equal quarterly installments. The Board of Directors previously adopted a deferred compensation plan for Independent Directors under which they may defer the receipt of their cash payments into DSUs. DSUs accrue dividend equivalents (in the form of additional DSUs).

Effective January 1, 2015, Directors affiliated with any of the Sponsors who are independent under applicable NYSE rules also receive the compensation discussed above, except for Mr. Attwood, who has declined to receive compensation to date. Also effective as of January 1, 2015, the Company’s lead independent director receives an additional annual fee of $30,000 payable in quarterly installments.

In June 2011, our Board of Directors adopted share ownership guidelines, pursuant to which directors who receive fees for their services are required to maintain equity ownership in our Company equivalent to at least five times their annual fees. Shares beneficially owned by these directors, including vested DSUs and jointly-owned shares, are included in the calculation. These directors are expected to meet the guidelines within five years from the later of the adoption of the guidelines, their appointment as a director or the commencement of the receipt of director fees. The Compensation Committee reset the share ownership guidelines for Ms. Hoguet and Messrs. Ranadivé and Teruel effective January 1, 2014 to reflect the latest director fee schedule as described above. The guidelines were reset using a share price of $45.89, the price at close on December 31, 2013. The guidelines were not reset for Mr. Pozen since he had previously met them. Effective January 1, 2015, the Compensation Committee set the share ownership guidelines for Ms. Marinello (whose Board membership began on October 31, 2014) and Messrs. Navab and Kilts (who began receiving Board fees on January 1, 2015) using a share price of $44.73, the price at close on December 31, 2014. It also reset the guidelines for Mr. Teruel on that date to reflect his additional fees for 2015 as chairman of the Compensation Committee. No share ownership guidelines have been set for Mr. Attwood because he is currently not receiving director fees. The current guidelines and share ownership for this purpose as of May 1, 2015 are set forth below.

	Guideline Shares	Share Ownership
Ms. Hoguet	11,000	16,609
Mr. Kilts	9,000	255
Mr. Manwani	9,000	210
Ms. Marinello	9,000	1,554
Mr. Navab	9,000	704
Mr. Ranadivé	9,000	12,508
Mr. Pozen	13,000	193,115
Mr. Teruel	11,000	14,995

121

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR THE 2014 FISCAL YEAR

The 2014 compensation of non-employee directors who served on the Board in 2014 is displayed in the table below:

Name	Fees Earned or Paid in Cash [1] ($)	Stock Awards [1] ($)	Total ($)
James A. Attwood Jr. [2]	—	—	—
David L. Calhoun 2 3	—	—	—
Karen M. Hoguet	—	235,000	235,000
James M. Kilts [2]	—	—	—
Kathryn Marinello [4]	—	80,833	80,833
Alexander Navab [2]	—	—	—
Robert C. Pozen	—	230,000	230,000
Vivek Ranadivé	—	215,000	215,000
Ganesh Rao [2]	—	—	—
Javier G. Teruel	—	215,000	215,000

[1]

Pursuant to the directors’ deferred compensation plan, all directors elected to defer 100% of their board and committee fees in 2014 into DSUs (as described above). The number of DSUs credited to the director’s DSU account in lieu of his or her quarterly fees is based on the closing trading price of a share of Nielsen common stock on the date the cash fees would otherwise be payable. The dollar value of fees deferred into DSUs in 2014 for Mses. Hoguet and Marinello and Messrs. Pozen, Ranadivé and Teruel was $100,000, $13,333, $95,000, $80,000 and $80,000, respectively. These amounts include regular board and committee chairmanship fees for each such director . Amounts in this column also include the dollar value of the annual DSU grant made to each executive in 2014 (as described above) of $135,000 (such amount was prorated for Ms. Marinello’s partial year of service on the Board). DSUs were granted at fair market value on date of grant and vest in four substantially equal quarterly installments from the grant date. The dollar amount shown represents the aggregate fair value of DSUs calculated in accordance with Financial Accounting Standards Codification Topic 718, Compensation – Stock Compensation.

[2]	These directors are affiliated with our Sponsors and received no additional compensation for serving on our Board of Directors in 2014. Mr. Rao resigned from the Board on October 30, 2014.

[3]

In connection with his departure as the Company’s Chief Executive Officer and his appointment as the Executive Chairman of the Company’s Board of Directors effective January 1, 2014, the Company entered into a Transition Agreement with Mr. Calhoun, described below under “– Transition Agreement.” Other than as set forth in the Transition Agreement (which provides for the continued right of Mr. Calhoun to earn certain compensation granted to him in his position as Chief Executive Officer, as described below), Mr. Calhoun has not received any compensation for serving as the Executive Chairman of the Board.

[4]	Ms. Marinello was appointed to the Board on October 31, 2014.

Each of Ms. Hoguet and Messrs. Pozen, Ranadivé and Teruel has an aggregate of 31,120, 40,335, 4,941 and 34,172 options to acquire shares of our common stock, respectively, outstanding on December 31, 2014. Also on that date, each of Mses. Hoguet and Marinello and Messrs. Pozen, Ranadivé and Teruel have an aggregate of 11,979, 1,898, 11,850, 11,990 and 11,076 DSUs, respectively, which comprises DSUs received in lieu of cash board fees, DSUs awarded annually under the equity plan and dividend equivalents accrued in the form of DSUs (as described above). Of these DSU amounts, 1,455, 1,600 1,455, 1,455 and 1,455, respectively, were not vested as of December 31, 2014. Each of Mses. Hoguet and Marinello and Messrs. Pozen, Ranadivé and Teruel has, at December 31, 2014, an aggregate of 4,000, 0, 10,364, 0 and 3,855 shares of common stock, respectively, received in lieu of cash board fees or otherwise granted to them by the Company during their tenure as director. As of December 31, 2014, Mr. Calhoun holds 4,097,114 options to acquire shares of our common stock of which 1,334,375 were not vested as of that date and 138,522 shares of restricted stock which were not vested as of that date.

Transition Agreement

In connection with his departure as the Company’s Chief Executive Officer and his appointment as the Executive Chairman of the Company’s Board of Directors effective January 1, 2014, the Company entered into a Transition Agreement with Mr. Calhoun, dated as of November 5, 2013, reflecting Mr. Calhoun’s change in status.

Pursuant to the Transition Agreement, Mr. Calhoun has agreed to devote between 15% and 20% of his business time (determined on a quarterly basis) from January 1, 2014 through December 31, 2015 (or such earlier date as the Board decides to end his service) to provide guidance and advice to Mr. Barns with respect to all aspects of his duties and responsibilities as the new Chief Executive Officer of the Company (the “Additional Services”).

122

DIRECTOR COMPENSATION

Other than as set forth in the Transition Agreement (which provides for the continued right of Mr. Calhoun to earn certain compensation granted to him in his position as Chief Executive Officer, as described below), Mr. Calhoun has not received any compensation for serving as the Executive Chairman of the Board.

Mr. Calhoun received his annual bonus with respect to the 2013 fiscal year. 25% of the award was denominated in restricted shares which will vest equally on the first and second anniversaries of the date of grant based on his continued service as a non-employee member of the Board. If Mr. Calhoun ceases to serve as a non-employee member of the Board because he was not nominated to serve for an additional term or he is not elected to the Board, then all such restricted shares will vest on the date he ceases to serve as non-employee director of the Board.

Mr. Calhoun was paid his accrued benefit of $2,000,000 under his additional supplemental executive retirement plan on July 2, 2014 in a lump sum cash payment.

The LTPP performance shares granted to Mr. Calhoun on February 20, 2013 and stock options that remain outstanding and unvested as of January 1, 2014 will be eligible to vest for so long as Mr. Calhoun continues to serve as the Executive Chairman of the Board (which reflects an amendment to the terms of these stock awards pursuant to the Transition Agreement, as they would otherwise have continued to be eligible to vest so long as Mr. Calhoun served as non-employee member of the Board). The vesting of the performance shares is conditional on the Company’s achievement against the performance metrics established within the plan and on Mr. Calhoun’s provision of Additional Services. If the Board terminates the Additional Services prior to December 31, 2015 without Mr. Calhoun’s prior consent, and Mr. Calhoun is willing and able to perform the Additional Services at such time, then Mr. Calhoun shall be treated as having continued to perform the Additional Services through December 31, 2015 for the purposes of earning the performance shares.

In addition, in accordance with the terms of the Company’s 2010 Stock Incentive Plan, the post-termination exercise period for the stock options held by Mr. Calhoun that were granted under such plan will not commence until he ceases to serve as a non-employee member of the Board. In order to encourage Mr. Calhoun to continue to hold such options and to maintain his significant ownership stake in the Company, the stock options held by Mr. Calhoun that were granted under the Company’s 2006 Stock Acquisition and Option Plan were amended to provide that the post-termination exercise period for such options will not commence until he ceases to serve as a non-employee member of the Board.

123

Equity Compensation Plan Information

The following table sets forth equity compensation plan information regarding options to acquire shares of the Company’s common stock, restricted stock units, deferred stock units and performance restricted shares at December 31, 2014.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders [1]	16,817,289	[2]	$$28,75	11,146,516
Equity compensation plans not approved by security holders	0		0	0
Total	16,817,289	[2]	$$28,75	11,146,516

[1]	These shares may be issued pursuant to the Amended and Restated Nielsen Holdings 2010 Stock Incentive Plan, as it may be amended from time to time.

[2]	Includes 1,687,459 restricted stock units, 46,511 deferred stock units and 457,393 performance restricted shares.

124

Ownership of Securities

The following table sets forth certain information regarding beneficial ownership of Nielsen’s capital stock as of May 1, 2015 with respect to:

•	each person or group of affiliated persons known by Nielsen to own beneficially more than 5% of the outstanding shares of any class of its capital stock, together with their addresses;

•	each of Nielsen’s directors;

•	each of Nielsen’s Named Executive Officers; and

•	all directors and nominees and executive officers as a group.

Percentage computations are based on 368,593,992 shares of our common stock outstanding as of May 1, 2015.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Capital Research Global Investors [1]	38,922,940	10.6%
The Vanguard Group, Inc. [2]	23,264,714	6.3%
GIC Private Limited [3]	18,788,010	5.1%
James A. Attwood, Jr.	—	—
Karen M. Hoguet [4]	47,729	*
James M. Kilts [5]	255	*
Harish Manwani [6]	210	*
Kathryn V. Marinello [7]	1,554	*
Alexander Navab[8]	704	*
Robert Pozen [9]	252,050	*
Vivek Ranadivé [10]	17,449	*
Javier G. Teruel [11]	49,167	*
David L. Calhoun [12]	4,180,026	1.1%
Mitch Barns [13]	257,934	*
Brian J. West [14]	493,057	*
Jamere Jackson	10,958	*
Stephen Hasker [15]	83,226	*
John Lewis [16]	171,213	*
James W. Cuminale [17]	261,468	*
All Directors and Executive Officers as a group (19 persons) [18]	6,211,080	1.7%

*	less than 1%

[1]

Based on the Schedule 13G filed on February 13, 2015, Capital Research Global Investors has sole voting power and sole investment power with respect to the shares of our common stock held by it. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

[2]

Based on the Schedule 13G filed by The Vanguard Group, Inc. on February 10, 2015., The Vanguard Group, Inc. has sole voting power with respect to 545,982 shares of our common stock, sole investment power with respect to 22,755,579 shares of our common stock and shared investment power with respect to 509,135 shares of our common stock, including 431,535 shares which are also beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 192,047 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvem, PA 19355.

[3]

Based on the Schedule 13G filed on February 4, 2015, GIC Private Limited has sole voting power and sole investment power with respect to 14,530,826 shares of our common stock and shared voting power and shared investment power with respect to 4,257,184 shares of our common stock. The address of GIC Private Limited is 168, Robinson Road #37-01, Capital Tower, Singapore 068912.

125

OWNERSHIP OF SECURITIES

[4]

Of the shares shown as beneficially owned, 31,120 represent rights to acquire shares of common stock through the exercise of options and 12,609 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[5]

Of the shares shown as beneficially owned, 255 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter,

[6]

Of the shares shown as beneficially owned, 210 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter,

[7]

Of the shares shown as beneficially owned, 1,554 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[8]

Of the shares shown as beneficially owned, 704 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[9]

Of the shares shown as beneficially owned, (a) 40,335 represent rights to acquire shares of common stock through the exercise of options, (b) 12,451 represent the right to receive shares of common stock upon the payout of vested deferred stock units and (c) 18,600 shares are owned by a charitable foundation for which Mr. Pozen and his spouse are trustees with investment power. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[10]

Of the shares shown as beneficially owned, 4,941 represent rights to acquire shares of common stock through the exercise of options and 12,508 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[11]

Of the shares shown as beneficially owned, 34,172 represent rights to acquire shares of common stock through the exercise of options and 11,140 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[12]

Of the shares shown as beneficially owned, 2,925,239 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[13]

Of the shares shown as beneficially owned, 205,894 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[14]

Of the shares shown as beneficially owned, 388,749 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[15]

Of the shares shown as beneficially owned, 72,718 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[16]

Of the shares shown as beneficially owned, 141,625 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[17]

Of the shares shown as beneficially owned, 168,500 represent rights to acquire shares of common stock through the exercise of options. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

[18]

Of the shares shown as beneficially owned, 4,299,761 represent rights to acquire shares of common stock through the exercise of options, 512 represent the right to receive shares of common stock upon the vesting of restricted stock units and 51,431 represent the right to receive shares of common stock upon the payout of vested deferred stock units. Includes amounts vested as of May 1, 2015 and amounts that vest within 60 days thereafter.

126

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, persons who own more than 10% of a registered class of our equity securities and certain entities associated with the foregoing (the “Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC rules to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC.

Based solely on our review of copies of such reports and written representations from the Reporting Persons, we believe that the Reporting Persons complied with all Section 16(a) filing requirements during 2014, except that the Company filed one late Form 4 for one transaction on behalf of Mr. Habib, the Company’s former Chief Operating Officer.

127

Certain Relationships and Related Party Transactions

LETTER AGREEMENTS WITH SPONSORS

On August 14, 2013, Nielsen entered into separate letter agreements with affiliates of each of The Blackstone Group, The Carlyle Group, Kohlberg Kravis Roberts & Co. and Thomas H. Lee Partners, each of which provides such counterparty with the right to nominate one director to Nielsen’s Board of Directors directly, rather than through Valcon Acquisition Holding (Luxembourg) S.ar.l. (“Luxco”), if such counterparty holds, directly or indirectly, at least 3% of Nielsen’s voting power. On October 30, 2014, Thomas H. Lee Partners relinquished this right. As of April 28, 2015, each of The Blackstone Group, The Carlyle Group and Kohlberg Kravis Roberts & Co held less than 3% of Nielsen’s voting power. As a result, they no longer have the right to nominate directors to Nielsen’s Board of Directors.

REGISTRATION RIGHTS AGREEMENT

In connection with our initial public offering in January 2011, we entered into a registration rights agreement with each of AlpInvest Partners, The Blackstone Group, The Carlyle Group, Centerview Partners, Hellman & Friedman, Kohlberg Kravis Roberts & Co. and Thomas H. Lee Partners (collectively, the “Sponsors”) and Luxco. Pursuant to this registration rights agreement, the Sponsors collectively have the right to an unlimited number of demand registrations, which may be exercised by Luxco at any time and from time to time after the expiration of lock-up agreements. Pursuant to such demand registration rights, we are required to register the shares of common stock beneficially owned by them directly or through Luxco with the SEC for sale by them to the public, provided that any demand that will result in the imposition of a lock-up on us and the Sponsors may not be made unless the shares requested to be sold by the demanding shareholders in such offering have an aggregate market value of at least $100 million. In addition, in the event that we are registering additional shares of common stock for sale to the public, whether on our own behalf or on behalf of the Sponsors or other shareholders with registration rights, the Sponsors have piggyback registration rights providing them with the right to have us include the shares of common stock owned by them in any such registration. In each such event, the Company is required to pay the registration expenses.

SPONSOR-HELD DEBT

A portion of the borrowings under our senior secured credit facility have been purchased by certain of the Sponsors in market transactions not involving the Company. Based on information made available to the Company, amounts held by the Sponsors and their affiliates was $222 million as of December 31, 2014. Interest expense associated with amounts held by the Sponsors and their affiliates approximated $6 million during the year ended December 31, 2014. Of the $222 million of debt held by the Sponsors and their affiliates, Kohlberg Kravis Roberts & Co. and its affiliates held $64 million, The Blackstone Group and its affiliates held $140 million and The Carlyle Group and its affiliates held $19 million. The Sponsors, their subsidiaries, affiliates and controlling shareholders may, from time to time, depending on market conditions, seek to purchase debt securities issued by Nielsen or its subsidiaries or affiliates in open market or privately negotiated transactions or by other means. We make no undertaking to disclose any such transactions except as may be required by applicable laws and regulations.

EQUITY HEALTHCARE ARRANGEMENT

Effective January 1, 2009, we entered into an employer health program arrangement with Equity Healthcare LLC (“Equity Healthcare”). Equity Healthcare negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting and oversight by Equity Healthcare. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. Equity Healthcare is an affiliate of The Blackstone Group with whom Mr. Calhoun, the Executive Chairman of the Board of Directors of the Company, is affiliated and in which he may have an indirect interest.

128

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In consideration for Equity Healthcare’s provision of access to these favorable arrangements and its monitoring of the contracted third parties’ delivery of contracted services to us, we have paid Equity Healthcare a fee per participating employee per month (“PEPM”). As of December 31, 2014, we had approximately 8,170 employees enrolled in our self-insured health benefit plans in the United States. Equity Healthcare may also receive a fee from one or more of the health plans with whom Equity Healthcare has contractual arrangements if the total number of employees joining such health plans from participating companies exceeds specified thresholds. The PEPM fee for 2014 was $2.70.

COMMERCIAL RELATIONSHIP WITH TIBCO

Mr. Ranadivé, who has served on Nielsen’s Board of Directors since July 26, 2012, was the Chief Executive Officer and Chairman of the Board of Directors of TIBCO and owned shares of TIBCO’s capital stock. Effective December 5, 2014, TIBCO was acquired, Mr. Ranadivé sold all of his shares in TIBCO and stepped down as Chief Executive Officer and Chairman. He remains a board member of TIBCO and will assist it with strategic projects.

During the year ended December 31, 2014, the Company paid approximately $9.8 million to TIBCO. Of that amount, $2.0 million was for the purchase of software licenses and $7.8 million was for the purchase of related IT tech support services and training.

The disinterested members of the Board of Directors and our Audit Committee have approved our transactions with TIBCO from the date Mr. Ranadivé began serving on our Board of Directors in accordance with our Related Person Transaction Policy described below. Our Audit Committee has preapproved the purchases of products and services from TIBCO in the amount of $11 million in any calendar year or, if less, the limits imposed by the NYSE listing rules relating to director independence.

In 2013, the Audit Committee also approved a revenue-sharing agreement between TIBCO and Nielsen under which TIBCO paid to Nielsen a one-time license fee for certain Nielsen data. In the event TIBCO sells Nielsen data to its customers, Nielsen receives 40% of such revenue. This agreement, effective December 20, 2013, will remain in effect for three years, but it will renew for an additional two years if Nielsen’s share of the revenue during the initial term exceeds $400,000. Nielsen may elect to terminate the agreement at the end of the initial term if Nielsen establishes that it has lost or will lose an agreed-upon revenue amount from clients that have terminated their license with Nielsen for Nielsen’s data and elected instead to license the data from TIBCO. No revenue was realized by Nielsen from this revenue-sharing agreement through December 31, 2014.

INVESTMENT IN THE PEREG FUND

On December 3, 2012, we entered into certain agreements (the “Agreements”) with Pereg Venture Fund I, LP (“Pereg Fund”), an investment vehicle focused on investments primarily in marketing, media and advertising related to early stage technology innovations. Itzhak Fisher, who served as our Executive Vice President until September 30, 2014, serves as the Chairman of both Pereg Ventures LLC, the investment manager of Pereg Fund (the “Investment Manager”), and Pereg Ventures GP LP, the general partner of Pereg Fund (the “General Partner”). As of December 31, 2014, Mr. Fisher owned approximately 89% of each of the Investment Manager and the General Partner. Additionally, Mr. Fisher is an investor in Pereg Fund.

Pursuant to the Agreements, we became a limited partner of Pereg Fund and committed to make an investment in Pereg Fund in the amount of the lesser of (a) 19.9% of total commitments in Pereg Fund; and (b) $10,000,000. On June 19, 2014, we entered into amendments to the Agreements, pursuant to which we committed to make an investment in Pereg Fund in the amount of the lesser of (a) 45% of the capital contributions of all partners in Pereg Fund; and (b) $10,000,000. We are not obligated to fund our investment until such time as Pereg Fund has accepted subscriptions for commitments of $25,000,000 or more (inclusive of our commitment). As of April 17, 2015, we have funded approximately $1.3 million of our investment in Pereg Fund.

The Agreements provide us with the following rights (among others): (a) Pereg Fund will apply the most favorable terms that it offers to any investor to our investment; (b) the General Partner will not accept commitments from, nor allow transfers to, any person identified by us as our competitor without our prior written consent; (c) the General Partner and Pereg Fund will give us a right of first refusal to pursue any investment in a portfolio company considered by Pereg Fund which operates in a business in which we currently operate or desire to operate (a “Nielsen Business”); and (d) we will have the opportunity to

129

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

make an offer to acquire Pereg Fund’s interest in a portfolio company which Pereg Fund seeks to dispose of and which is engaged in a Nielsen Business. Notwithstanding the foregoing rights, we have no role in the management of Pereg Fund nor in the selection of or the decision by Pereg Fund to invest in or dispose of any of Pereg Fund’s investments. Additionally, we have no oversight authority with respect to Pereg Fund, nor will we be a sponsor or manager of Pereg Fund.

The Investment Manager will charge Pereg Fund a management fee of 2% per year of each investor’s committed capital in Pereg Fund. Additionally, the General Partner will receive 20% of the profits which are distributable from Pereg Fund (payable after Pereg Fund has returned invested capital to investors) (the “Carried Interest”). Under certain circumstances, Mr. Fisher may receive a portion of the management fee, but he did not receive any form of compensation from Pereg Fund, the General Partner or the Investment Manager in the year ended December 31, 2014. He is expected to receive his share of the Carried Interest and any amounts payable to him as a result of his investment in Pereg Fund.

On July 26, 2012 and May 1, 2014, our Board of Directors (composed entirely of disinterested members) approved our investment in Pereg Fund pursuant to the Agreements and their amendments.

REVIEW, APPROVAL OR RATIFICATION OF CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have adopted a written Related Person Transaction Policy which requires that all Related Person Transactions (defined as all transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which any Related Person (defined as any person described in paragraph (a) of Item 404 of Regulation S-K) will have a direct or indirect material interest) be approved or ratified by a committee of the Board composed solely of independent directors who are disinterested or by the disinterested members of the Board. We have complied with the Policy since its adoption.

130

Shareholder Proposals for the 2016 Annual Meeting of Shareholders

If any shareholder wishes to propose a matter for consideration at our 2016 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to the Corporate Secretary, Nielsen N.V., 40 Danbury Road, Wilton, Connecticut 06897. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2016 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by the Corporate Secretary on or before February 5, 2016.

For a shareholder to request the Board to place a matter on the agenda of the general meeting of shareholders, including director nominations, the shareholders who qualify to do so under applicable law must have given timely notice thereof in writing to the Corporate Secretary and such request must be accompanied by reasons. To be timely, a shareholder’s notice complying with the requirements set forth in our articles of association and Advance Notice Policy must be delivered to the Corporate Secretary at 40 Danbury Road, Wilton, Connecticut 06897 at least 60 days prior to the date of the relevant general meeting of shareholders. Our Advance Notice Policy has other requirements that must be followed in connection with submitting requests to place matters on the agenda. The Board may decide not to place any such proposal on the agenda of a shareholders’ meeting if the request by the relevant shareholders is, in the given circumstances, unacceptable pursuant to the standards of reasonableness and fairness (which may include circumstances where the Board, acting reasonably, is of the opinion that putting such item on the agenda would be detrimental to a vital interest of the Company).

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the Proxy Materials by contacting the Corporate Secretary, Nielsen N.V., 40 Danbury Road, Wilton, Connecticut 06897, (203) 563-3500.

131

Where You Can Find More Information

Nielsen-Netherlands is subject to the informational requirements of the U.S. Securities Exchange Act of 1934 and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Nielsen-Netherlands’s SEC filings also are available to the public from commercial document retrieval services and at the World Wide Web site maintained by the SEC at http://www.sec.gov. You may also inspect those reports, proxy statements and other information concerning Nielsen-Netherlands at the NYSE offices, 20 Broad Street, New York, New York 10005.

Nielsen-Netherlands’s web site is located at http://www.nielsen.com . Nielsen-Netherlands’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Nielsen-Netherlands’s web site or any other web site is not incorporated by reference in this proxy statement/prospectus and does not constitute a part of this proxy statement/prospectus.

132

Incorporation by Reference

Nielsen-UK has filed a Registration Statement on Form S-4 with the SEC to register its Nielsen-UK Ordinary Shares in connection with the Merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Nielsen-UK under applicable U.S. securities laws in addition to being the proxy statement of Nielsen-Netherlands for the annual meeting. This proxy statement/prospectus is not intended to be and is not a prospectus for purposes of the E.U. Prospectus Directive and/or the UK Financial Conduct Authority’s Prospectus Rules.

The SEC allows Nielsen-Netherlands and Nielsen-UK to “incorporate by reference” information into this proxy statement/prospectus, which means that Nielsen-Netherlands can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus. Except to the extent that therein information is deemed furnished and not filed pursuant to securities laws and regulations, this proxy statement/prospectus incorporates by reference the documents set forth below that Nielsen-Netherlands previously filed with the SEC. These documents contain important information about Nielsen-Netherlands. Information that Nielsen-Netherlands files later with the SEC will automatically update and supersede this information.

•	Nielsen-Netherlands’s annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on February 20, 2015, as amended by the Form 10-K/A filed with the SEC on April 29, 2015;

•	Nielsen-Netherlands’s quarterly report on Form 10-Q for the quarter ended March 31, 2015, as filed with the SEC on April 22, 2015; and

•	Nielsen-Netherlands’s current reports on Form 8-K filed with the SEC on January 23, 2015, February 25, 2015, February 27, 2015, March 5, 2015, March 31, 2015 and April 29, 2015.

We are also incorporating by reference all additional documents that we file with the SEC under Sections 13(a), 13 (c), 14 or 15(d) of the U.S. Exchange Act (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the meeting of shareholders.

Documents incorporated by reference in this proxy statement/prospectus, including copies of our Annual Report on Form 10-K for the year ended December 31, 2014, as well as financial statements and schedules thereto, filed with the SEC, are available without charge to shareholders upon written request addressed to:

Harris Black

Corporate Secretary

40 Danbury Road,

Wilton, Connecticut 06897

In order to ensure timely delivery of these documents, you should make such request no later than five days prior to the date of the annual meeting.

You should rely only on the information contained in or incorporated by reference in this proxy statement/prospectus. We have not authorized anyone else to provide you with different information. The information contained or incorporated by reference in this proxy statement/prospectus is accurate only as of the date thereof (unless the information specifically indicates that another date applies), or in the case of information incorporated by reference, only as of the date of such information, regardless of the time of delivery of this proxy statement/prospectus. Our business, financial condition, results of operations and prospects may have changed since such dates.

Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement/prospectus or in the documents incorporated by reference.

133

Other Business

The Board of Directors does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

Experts

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements and schedules included in our Annual Report on Form 10-K for the year ended December 31, 2014, and the effectiveness of our internal control over financial reporting as of December 31, 2014, as set forth in their reports, which are incorporated by reference in this prospectus/proxy statement and elsewhere in the registration statement. Our financial statements and schedules are incorporated by reference in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

Legal Matters

Clifford Chance, LLP, London, England, will pass upon certain UK legal matters with respect to the Merger, including legal matters with respect to the validity of the Ordinary Shares to be issued pursuant to the Merger. Simpson Thacher & Bartlett LLP, New York, New York, will pass upon certain U.S. federal income tax consequences of the Merger. Clifford Chance, LLP, Amsterdam, the Netherlands, will pass upon certain Dutch tax consequences of the Merger.

134

ANNEX A

MERGER PROPOSAL

COMMON DRAFT TERMS OF THE CROSS-BORDER LEGAL MERGER

(“Merger Proposal”)

of

NIELSEN N.V.

and

NIELSEN HOLDINGS LIMITED

26 MARCH 2015

A-1

ANNEX A – Merger Proposal

A-2

ANNEX A – Merger Proposal

The undersigned:

1.	James Cuminale; and

2.	Harris Black;

together constituting the entire board of directors of Nielsen Holdings Limited, a company limited by shares incorporated under the laws of England and Wales, with registered number 9422989, having its registered office at AC Nielsen House, London Road, Oxford, Oxfordshire, OX3 9RX, United Kingdom (“Nielsen-UK” and also the “Acquiring Company”);

and

3.	Dwight Barns, executive director;

4.	James Attwood Jr., non-executive director;

5.	David Calhoun, non-executive director;

6.	Karen Hoguet, non-executive director;

7.	James Kilts, non-executive director;

8.	Harish Manwani, non-executive director;

9.	Kathryn Marinello, non-executive director;

10.	Alexander Navab, non-executive director;

11.	Robert Pozen, non-executive director;

12.	Vivek Ranadivé, non-executive director; and

13.	Javier Teruel, non-executive director;

together constituting the entire board of directors of Nielsen N.V., a public company (naamloze vennootschap) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands, and its registered office at Diemerhof 2, 1112 XL Diemen, The Netherlands, and registered with the Dutch Commercial Register (Handelsregister) under number 34248449 (“Nielsen-Netherlands” and also the “Disappearing Company” and together with Nielsen-UK, the “Merging Companies” and each individually, a “Merging Company”)

WHEREAS:

(A)	Nielsen-UK is currently a wholly-owned subsidiary of Nielsen-Netherlands;

(B)	The issued and outstanding shares with par value of EUR 0.07, in the capital of Nielsen-Netherlands are listed on the New York Stock Exchange under the symbol “NLSN”. The majority of those shares are held through Cede & Co. as nominee for The Depository Trust Company, and the rest of the issued and outstanding shares are held directly in registered form by certain shareholders;

(C)	The board of directors of Nielsen-Netherlands has concluded to reorganize the Nielsen group structure which will result in a new UK holding company (Nielsen-UK) serving as the publicly traded parent of the Nielsen group of companies. To achieve this reorganization, Nielsen-Netherlands intends to merge with Nielsen-UK (which will be re-registered as a public company limited by shares prior to the Effective Time (as defined below) for this purpose) on the terms set out in this Merger Proposal;

(D)	As the merger results in Nielsen-UK absorbing Nielsen-Netherlands, the shareholders of Nielsen-Netherlands will receive, as merger consideration for each issued and outstanding registered common share with par value of EUR 0.07 in Nielsen-Netherlands (each such issued and outstanding share, meaning those shares which are issued and held by shareholders other than Nielsen-Netherlands being referred to herein as a “Nielsen-Netherlands Share”), one ordinary share with par value of EUR 0.07 credited as fully paid in Nielsen-UK (each a “Nielsen-UK Share”);

(E)

The board of directors of Nielsen-UK and the board of directors of Nielsen-Netherlands propose to structure the merger resulting in a transfer of all assets and liabilities of Nielsen-Netherlands to Nielsen-UK under universal succession of title (onder algemene titel) by way of a cross-border merger within the meaning of articles 2:309 et seq. and 2:333b et seq. of the Dutch Civil Code (“DCC”) and regulation 2 of the UK Companies (Cross-Border Mergers)

A-3

ANNEX A – Merger Proposal

Regulations 2007 (the “UK Regulations”), both implementing the European Cross-Border Mergers Directive (Directive 2005/56/EC) (the “Merger”);

(F)	This Merger Proposal sets out the terms and conditions of the contemplated Merger between Nielsen-Netherlands and Nielsen-UK, in compliance with article 2:312 of the DCC in conjunction with articles 2:326 and 2:333d of the DCC and regulation 7 of the UK Regulations.

(G)	For U.S. federal income tax purposes, Nielsen-Netherlands and Nielsen-UK intend that the Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder (the “Treasury Regulations”), and that this Merger Proposal be, and be hereby adopted as, a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations thereunder.

(H)	The shareholders’ register of Nielsen-Netherlands does not appear to indicate, nor is the board of directors of Nielsen-Netherlands acquainted with any pledge (pandrecht) of shares in the issued share capital of Nielsen-Netherlands, or any right of usufruct (recht van vruchtgebruik) created therein. All shares in the issued share capital of the Merging Companies have been paid up in full.

(I)	No depositary receipts of shares (certificaten van aandelen) in the issued share capital of Nielsen-Netherlands have been issued.

(J)	None of the Merging Companies has been dissolved (ontbonden), has been declared bankrupt (in staat van faillissement verkaard) or has been granted a suspension of payments (surséance van betaling), nor are the respective boards of directors acquainted with any intention to dissolve a Merging Company or a pending request to declare the Merging Company bankrupt or grant a suspension of payments.

(K)	None of the Merging Companies has instituted a works council or co-determination council (medezeggenschapsraad) and there is no association of employees, which includes amongst its members employees of the Merging Companies or one of their subsidiaries other than a European Works Council, established with The Nielsen Company B.V., an indirect wholly-owned subsidiary of Nielsen-Netherlands. The boards of directors of the Merging Companies hereby confirm that there are no existing employee representation bodies that have consultation or other rights in relation to the Merger;

(L)	On 19 February 2015, the board of directors of Nielsen-UK unanimously approved this Merger Proposal and, on 19 February 2015, the board of directors of Nielsen-Netherlands unanimously approved this Merger Proposal. In accordance with article 2:312 paragraph 4 DCC, the members of the boards of directors of the Merging Companies have signed this Merger Proposal; and

(M)	The Merger will become effective on the date fixed by an order of the High Court of England and Wales (“UK High Court”) (the “Effective Time”).

1. Corporate Information of the Merging Companies

1.1	Corporate information of the Acquiring Company:

1.1.1 Name:	Nielsen Holdings Limited

1.1.2 Form:	A private company limited by shares, incorporated under the laws of England and Wales which will be re-registered as a public company limited by shares and named Nielsen Holdings plc. prior to the Effective Time

1.1.3 Registered office:	AC Nielsen House, London Road, Oxford, Oxfordshire, OX3 9RX, United Kingdom

1.1.4 Country of incorporation:	England & Wales

1.1.5 Date of incorporation:	4 February 2015

1.1.6 Share capital:	GBP 1.00 consisting of 1 ordinary share of GBP 1.00 (the “Subscriber Share”)

1.1.7 Financial year:	1 January – 31 December

1.1.8 Employees:	0

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ANNEX A – Merger Proposal

1.2	Corporate information of the Disappearing Company:

1.2.1 Name:	Nielsen N.V.

1.2.2 Form:	a public company (naamloze vennootschap) incorporated under the laws of The Netherlands

1.2.3 Registered office:	Diemerhof 2, 1112 XL Diemen, The Netherlands

1.2.4 Corporate seat:	Amsterdam, The Netherlands

1.2.5 Duration:	n/a

1.2.6 Share capital:	EUR 91,000,000 consisting of (i) 1,185,800,000 common shares of EUR 0.07 each, (ii) 57,100,000 redeemable cumulative preference shares PA of EUR 0.07 each and (iii) 57,100,000 redeemable cumulative preference shares PB of EUR 0.07 each

1.2.7 Financial year:	1 January – 31 December

1.2.8 Employees:	0

1.3	Corporate objects of the Disappearing Company:

1.3.1	to incorporate, to participate in any manner whatsoever, to manage, to supervise, to cooperate with, to acquire, to maintain, to dispose of, to transfer or to administer in any other manner whatsoever all sorts of participations and interests in businesses, companies and enterprises of any nature;

1.3.2	to borrow, to lend and to raise funds, including the issue of bonds, promissory notes or other securities in the widest sense of the word;

1.3.3	to grant guarantees and to grant security interests over the assets of the Company for the benefit of companies and enterprises of any nature with which the Company forms a group;

1.3.4	to acquire, to develop, to trade in, to encumber and to dispose of and to transfer patents, trademarks, licenses, know-how, copyright, databases, industrial and intellectual property-rights or other intangible assets of any kind and any right to or interest therein;

1.3.5	to acquire, to administer, to operate, to encumber, to dispose of and to transfer moveable assets, real property and other tangible assets of any kind and any right to or interest therein;

1.3.6	to advise and to render services to businesses, companies and enterprises of any nature;

1.3.7	to carry out all sorts of industrial, financial and commercial activities, including developing, manufacturing, the import, export, purchase, sale, distribution and marketing of goods and services, and all matters associated with the foregoing, related or conducive thereto, with the objects to be given their most expansive interpretation.

1.4	The current articles of association of Nielsen-UK are set out in Schedule 1 of this Merger Proposal. Prior to the Effective Time, Nielsen-UK will re-register as a public company limited by shares in accordance with the UK Companies Act 2006 (the “Companies Act”). As part of the re-registration process, Nielsen-UK will issue 50,000 Sterling Non-Voting Shares of GBP 1.00 each to satisfy the minimum share capital requirement applicable to a public company under English law. The Sterling Non-Voting Shares will not be entitled to receive dividends, will not have the right to receive any notice of meeting nor to attend, speak or vote at any general meeting of Nielsen-UK (including at any meeting of a class of shareholders in respect of the Sterling Non-Voting Shares) and, on a return of capital of Nielsen-UK on a winding up or otherwise, will only be entitled to receive out of the assets available for distribution to shareholders the sum of GBP 1.00 with no further participation right in Nielsen-UK’s other assets. Upon re-registration as a public company limited by shares, Nielsen-UK will adopt the proposed new articles of association as attached in Schedule 3 of this Merger Proposal.

1.5

The articles of association of Nielsen-Netherlands currently read as set out in Schedule 2 attached to this Merger Proposal. It will be proposed to the general meeting of Nielsen-Netherlands called to resolve upon the Merger Proposal to amend the articles of association of Nielsen-Netherlands, a copy of which amendment is attached to this Merger Proposal as Schedule 4. Pursuant to such amendment, a formula, as referred to in article 2:333h paragraph

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ANNEX A – Merger Proposal

2 last sentence DCC, will be included in the articles of association of Nielsen-Netherlands, on the basis of which the cash compensation payable to shareholders in Nielsen-Netherlands that will duly exercise their Withdrawal Right (as defined and described in paragraph 9 of this Merger Proposal (Withdrawal Right)) in accordance with article 2:333h paragraph 1 DCC can be readily determined. The resolution to approve the Merger will only be put to a vote at the general meeting of Nielsen-Netherlands if the resolution relating to the aforementioned amendment to the articles of association of Nielsen-Netherlands has been adopted by the general meeting.

2. Measures in connection with Exchange of Share Ownership

2.1	As Nielsen-Netherlands will cease to exist immediately after the Effective Time, all issued shares in the capital of Nielsen-Netherlands will be cancelled. All assets and liabilities of Nielsen-Netherlands will be transferred under universal succession of title (onder algemene titel) to Nielsen-UK, other than the Subscriber Share held by Nielsen-Netherlands which will be cancelled by Nielsen-UK in accordance with the Companies Act immediately after the Effective Time. Nielsen-UK will survive the Merger and Nielsen-Netherlands will cease to exist immediately after the Effective Time.

2.2	Pursuant to article 2:311 paragraph 2 DCC and regulation 17 of the UK Regulations, the shareholders of Nielsen-Netherlands will become shareholders of Nielsen-UK immediately after the Effective Time, except for the shareholders who exercise their Withdrawal Right with respect to all their shares in the capital of Nielsen-Netherlands.

3. Designation and Valuation of the Assets and Liabilities of Nielsen-Netherlands to be Transferred to Nielsen-UK

3.1	Transferred assets

The transferred assets comprise of:

(a)	common shares constituting the entire issued and outstanding share capital of Valcon Acquisition B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands, and its registered office at Diemerhof 2, 1112 XL Diemen, The Netherlands, and registered with the Dutch Commercial Register (Handelsregister) under number 34241179; and

(b)	cash and cash equivalents and receivables.

3.2	Transferred liabilities

Accounts payable and other current liabilities.

3.3	Please refer to the Merger Accounts (as defined below) for the assets and liabilities of Nielsen-Netherlands.

4. Consideration for the Merger, Exchange Ratio and terms of allotment of Nielsen-UK Shares

4.1	The following measures are to be taken in connection with the transition of ownership of shares in the capital of Nielsen-Netherlands, as referred to in article 2:312, paragraph 2 sub DCC:

(a)	all common shares, with a nominal value of seven eurocent (EUR 0.07) each of which Nielsen-Netherlands holds in its own capital will be cancelled immediately after the Effective Time in accordance with article 2:325 paragraph 3 DCC;

(b)	immediately after the Effective Time, ordinary shares in the capital of Nielsen-UK will be allotted to the shareholders of Nielsen-Netherlands. The final number of Nielsen-UK Shares to be issued and allotted pursuant to the Merger will depend on the number of Nielsen-Netherlands Shares for which shareholders in Nielsen-Netherlands will duly exercise their Withdrawal Right, for which such Nielsen-Netherlands Shares will cease to exist as of the Effective Time in accordance with article 2:333h paragraph 3 DCC;

(c)	no Nielsen-UK Shares will be allotted in respect of any Nielsen-Netherlands Shares held in treasury;

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ANNEX A – Merger Proposal

(d)	the Nielsen-UK Shares to be allotted and issued in connection with the Merger pursuant to the Exchange Ratio will be fully paid and rank pari passu in all respects with all other Nielsen-UK Shares and will be listed on the New York Stock Exchange; and

(e)	in connection with the Merger, no special rights or restrictions are to be granted in Nielsen-UK to any holders of Nielsen-UK Shares, nor are any shares of special classes or other options to be granted in Nielsen-UK, given that no such special rights or restrictions or special classes or other options are currently in existence in Nielsen-Netherlands.

4.2	Exchange Ratio

4.2.1	The exchange ratio of the shares as referred to in Title 7, Book 2 DCC is such that for each common share in the capital of Nielsen-Netherlands one ordinary share in the capital of Nielsen-UK will be allocated.

4.2.2	Except as described in paragraph 9 below, no cash payment shall be made by Nielsen-UK to Nielsen-Netherlands shareholders in respect of their Nielsen-Netherlands Shares or the transfer of Nielsen-Netherlands’ assets and liabilities to Nielsen-UK pursuant to the Merger.

5. Determination of the Merger Exchange Ratio

The selected Exchange Ratio provides for the issue of one new Nielsen-UK ordinary share for one Nielsen-Netherlands common share, corresponding to a resulting parity of 1:1.

6. Accounts

The Merger shall take place on the basis of the audited non-adopted annual accounts of Nielsen-Netherlands for the financial year ended 31 December 2014 (the “Merger Accounts”) set out in Schedule 6 of this Merger Proposal and the relevant financial statements of Nielsen-UK for the period ended 28 February 2015. The audited annual accounts of Nielsen-Netherlands for the financial years ended 31 December 2013, 31 December 2012 and 31 December 2011 are filed with the Dutch Commercial Register (Handelsregister) and available to shareholders of Nielsen-Netherlands as of the date hereof.

7. Consequences of the Merger

7.1	As soon as practicable following the date hereof, the board of directors of Nielsen-Netherlands (or, if appropriate, any committee thereof administering the 2006 Stock Acquisition and Option Plan for Key Employees of Nielsen N.V. and its Subsidiaries, the Amended and Restated Arbitron Inc. 2008 Equity Compensation Plan or the Amended and Restated Nielsen 2010 Stock Incentive Plan, (collectively, the “Company Equity Incentive Plans”)), shall adopt such resolutions and take such other actions (including adopting any plan amendments) as are required to provide that:

(a)	each then outstanding option to acquire Nielsen-Netherlands Shares (each, a “Nielsen-Netherlands Option”), shall cease to represent a right to acquire Nielsen-Netherlands Shares and shall be converted into an option (each, a “Nielsen-UK Option”) to acquire, on the same terms and conditions applicable to each such Nielsen-Netherlands Option immediately prior to the Effective Time (including the same vesting conditions), the same number Nielsen-UK Shares as the number of Nielsen-Netherlands Shares that was subject to such Nielsen-Netherlands Option immediately prior the Effective Time, at an exercise price per Nielsen-UK Share equal to the exercise price for each such Nielsen-Netherlands Share subject to such Nielsen-Netherlands Option immediately prior to the Effective Time;

(b)	each then-outstanding award of restricted Nielsen-Netherlands Shares (each, a “Nielsen-Netherlands Restricted Share Award”) granted under a Company Equity Incentive Plan shall be cancelled immediately prior to the Effective Time in exchange for an award of restricted Nielsen-UK Shares (each, a “Nielsen-UK Restricted Share Award”) with the total number of Nielsen-UK Shares being equal to the number of Nielsen-Netherlands Shares that was subject to such Nielsen-Netherlands Restricted Share Award immediately prior the Effective Time and having the same terms and conditions (including the same vesting conditions) that applied to the Nielsen-Netherlands Restricted Share Award from which such Nielsen-UK Restricted Share Award was converted;

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ANNEX A – Merger Proposal

(c)	each then outstanding restricted unit of Nielsen-Netherlands Share (each, a “Nielsen-Netherlands Restricted Share Unit”) granted under a Company Equity Incentive Plan shall be cancelled immediately prior to the Effective Time in exchange for a restricted unit that will settle in a Nielsen-UK Share upon vesting (each, a “Nielsen-UK Restricted Share Unit”) having the same terms and conditions (including the same vesting conditions) that applied to the Nielsen-Netherlands Restricted Share Unit from which such Nielsen-UK Restricted Share Unit was converted; and

(d)	each then outstanding deferred share unit with respect to a Nielsen-Netherlands Share (each, a “Nielsen-Netherlands Deferred Share Unit”) granted under a Company Equity Incentive Plan shall be cancelled immediately prior to the Effective Time in exchange for a deferred share unit that will settle in a Nielsen-UK Share upon vesting (each, a “Nielsen-UK Deferred Share Unit”) having the same terms and conditions (including the same vesting conditions) that applied to the Nielsen-Netherlands Deferred Share Unit from which such Nielsen-UK Deferred Share Unit was converted.

7.2	No specific advantages or benefits shall be provided, in connection with the Merger, to the independent expert (as referred to in paragraph 13 of this Merger Proposal), the members of the boards of directors of the Merging Companies or any other parties who are involved in the Merger. The independent expert will receive adequate remuneration in relation to the tasks performed by it, in accordance with the terms agreed with Nielsen-Netherlands and Nielsen-UK.

7.3	The current composition of the board of directors of Nielsen-UK is as follows:

7.3.1	James Cuminale; and

7.3.2	Harris Black;

Following the Merger, the composition of the board of directors of Nielsen-UK will be as follows:

7.3.3	Dwight Barns;

7.3.4	James Attwood Jr.;

7.3.5	David Calhoun;

7.3.6	Karen Hoguet;

7.3.7	James Kilts;

7.3.8	Harish Manwani;

7.3.9	Kathryn Marinello;

7.3.10	Alexander Navab;

7.3.11	Robert Pozen;

7.3.12	Vivek Yeshwant Ranadivé; and

7.3.13	Javier Teruel;

7.4	As from 1 January 2015, Nielsen-UK shall account for the financial data and transactions of Nielsen-Netherlands in its annual accounts. All acts and operations of Nielsen-Netherlands shall, as from the Effective Time, be conducted for the account of Nielsen-UK. In addition, as from the Effective Time, the Nielsen-UK Shares to be allotted and issued in connection with the Merger will carry the entitlement to participate in the profits that may be distributed by Nielsen-UK. No special rights or conditions to dividends will be granted in connection with the Merger, and no particular conditions are expected with respect to any dividend rights in Nielsen-UK.

7.5	Immediately after the Effective Time, it is expected that Nielsen-UK will capitalize the merger reserve by issuing a non-voting bonus share. The non-voting bonus share will be issued with a share premium. Nielsen-UK will then undertake a court-approved procedure to cancel such share and the related premium thereby creating distributable reserves which may be utilised by Nielsen-UK to pay dividends to shareholders following the capital reduction. Nielsen-UK will seek to obtain the approval of the UK High Court to the capital reduction as soon as practicable following the Merger. The activities of Nielsen-Netherlands shall be continued by Nielsen-UK, as from the Effective Time.

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ANNEX A – Merger Proposal

7.6	The Merger has no direct effect on employment, since neither Nielsen-Netherlands nor Nielsen-UK has employees.

7.7	The Schedules to this Merger Proposal are considered to be part of this Merger Proposal.

8. Tax Provisions

8.1	Dutch tax regime

8.1.1	Tax consequences for Nielsen-Netherlands

The Merger constitutes a taxable transaction for Dutch corporate income tax purposes pursuant to which all assets and liabilities are deemed for Dutch tax purposes to be transferred at fair market value. However, by virtue of the application of the Dutch participation exemption (deelnemingsvrijstelling) that will apply to gains or losses realized on the deemed transfer of the shares in Valcon Acquisition B.V., it is not expected that the Merger will result in any substantial tax liability that would result in Nielsen-Netherlands paying corporate income tax.

8.1.2	Withholding tax

The Merger will not give rise to Dutch dividend withholding tax, except with respect to payments of Cash Compensation to shareholders of Nielsen-Netherlands that duly exercise their Withdrawal Rights. On payments of Cash Compensation, dividend withholding tax at a rate of 15 percent will generally be withheld if and to the extent that such payments of exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes.

8.1.3	Taxes on capital gains

Holders of Nielsen-Netherlands Shares that are subject to tax in the Netherlands and realize a capital gain in connection with the Merger will generally be subject to corporate income tax or income tax in the Netherlands, provided that shareholders receiving shares in Nielsen-UK in exchange for all their shares in Nielsen-Netherlands in the Merger may possibly apply roll-over relief (doorschuiving) as a result of which such gain will not be recognized for Dutch tax purposes.

8.1.4	Value added tax

No value added tax will be due in the Netherlands on the exchange of Nielsen-Netherlands Shares for Nielsen-UK Shares and/or on payments of Cash Compensation.

8.1.5	Other taxes

There is no registration tax, capital tax, customs duty, transfer tax, stamp duty, or any other similar tax or duty payable in the Netherlands in respect of or in connection with the approval of the Merger and/or on duly exercising Withdrawal Rights.

8.2	UK tax regime

The following paragraphs constitute a non-exhaustive summary of certain UK tax matters relevant to the Merger and the future participation of shareholders in Nielsen-UK based on current law and published practice of HMRC, both of which are subject to change (potentially with retrospective effect). The paragraphs do not consider the UK tax consequences for shareholders of the merger itself or, aside from stamp duty and stamp duty reserve tax, the UK tax consequences of a future disposal by shareholders of Nielsen-UK Shares.

8.2.1	Nielsen-UK

Nielsen-UK will be within the scope of UK corporation tax following the Merger. We expect that Nielsen-UK will not be subject to UK corporation tax as a result of the Merger itself.

8.2.2	Taxation of Dividends

Under current UK tax legislation, any future dividends paid by Nielsen-UK will not be subject to withholding or deduction on account of UK tax, irrespective of the tax residence or the individual circumstances of the recipient shareholder.

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ANNEX A – Merger Proposal

8.2.3	Stamp duty and stamp duty reserve tax (“SDRT”)

The discussion below relates to holders of Nielsen-UK Shares wherever resident, but not to holders such as market makers, brokers, dealers and intermediaries, to whom special rules may apply.

Transfers of Nielsen-UK Shares

Transfers of Nielsen-UK Shares held in book entry form through the facilities of DTC will not attract a charge to stamp duty or SDRT in the UK provided no instrument of transfer is entered into (which should not be necessary) and that no election that applies to the Nielsen-UK Shares is made or has been made by DTC under section 97A of the Finance Act 1986. It is our understanding that no such election has been made by DTC.

The transfer on sale of Nielsen-UK Shares held in certificated form (and hence not within the DTC system) will generally be subject to stamp duty on the instrument of transfer at the rate of 0.5% of the amount or value of the consideration for the shares (rounded up if necessary to the nearest multiple of £5). Stamp duty is normally paid by the purchaser of the shares.

An unconditional agreement to transfer Nielsen-UK Shares that are not within the DTC system will normally give rise to a charge to SDRT at the rate of 0.5% of the amount or value of the consideration for the shares. However, where within six years of the date of the agreement an instrument of transfer is executed and duly stamped, the SDRT liability will be cancelled and any SDRT which has been paid may be reclaimed. SDRT is normally the liability of the purchaser of the shares.

If Nielsen-UK Shares not held within the DTC system are transferred (a) to, or to a nominee for, a person whose business is or includes the provision of clearance services (including the DTC) or (b) to, or to a nominee or agent for, a person whose business is or includes issuing depositary receipts, stamp duty or SDRT may be payable at a rate of 1.5% of the amount or value of the consideration payable or, in certain circumstances, the value of the shares. This liability for stamp duty or SDRT will strictly be accountable by the depositary or clearance service operator or their nominee, as the case may be, but will in practice generally be reimbursed by participants in the clearance service or depositary receipt scheme.

Repurchase of Nielsen-UK Shares

The repurchase of Nielsen-UK Shares by Nielsen-UK (whether held within the DTC system or not) will attract a charge to stamp duty of 0.5% of the consideration paid by Nielsen-UK in respect of the repurchase.

9. Withdrawal Right

9.1	If the general meeting of Nielsen-Netherlands adopts the proposal to enter into the Merger, any shareholder of Nielsen-Netherlands that voted against such proposal has the right to elect not to become a shareholder of Nielsen-UK (the “Withdrawal Right”) and file a request for compensation (the “Withdrawal Application”) in accordance with article 2:333h paragraph 1 DCC (such shareholder being a “Withdrawing Shareholder”) within one month after the general meeting of Nielsen-Netherlands in which the proposal to enter into the Merger has been adopted. A shareholder of record who would like to exercise the Withdrawal Right should fill out the Withdrawal Application form is attached to this Merger Proposal as Schedule 5 (the “Withdrawal Application Form”) and submit it to the address stated therein. A shareholder holding shares in “street name” or through Nielsen’s 401(k) plan who would like to exercise the Withdrawal Right should contact its broker, bank, trustee or other nominee who will complete the Withdrawal Application Form for such shareholder’s Exit Shares (as defined below). Upon the Effective Time, the Withdrawing Shareholder will not receive shares in Nielsen-UK. Instead, such Withdrawing Shareholder will receive compensation in cash (the “Cash Compensation”) for the shares of Nielsen-Netherlands for which he duly exercised his Withdrawal Right and such shares in Nielsen-Netherlands will cease to exist as a consequence of the Merger taking effect. On payments of Cash Compensation Dutch dividend withholding tax at a rate of 15 per cent. will generally be withheld if and to the extent that such payments exceed the average capital recognized as paid-up on the relevant shares for Dutch dividend withholding tax purposes – (reference is made to section 8.1.2 of this Merger Proposal (Withholding tax)).

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ANNEX A – Merger Proposal

9.2	A Withdrawing Shareholder can only make use of the Withdrawal Right for its shares in Nielsen-Netherlands that such Withdrawing Shareholder (i) held at the record date for the relevant general meeting of Nielsen-Netherlands and for which such Withdrawing Shareholder voted against the Merger and (ii) still holds at the time of the Withdrawal Application and immediately prior to the Effective Time (the “Exit Shares”). A shareholder of Nielsen-Netherlands who has voted in favor of the proposal to enter into the Merger at the general meeting of Nielsen-Netherlands, abstained from voting, or was not present or represented at the general meeting of Nielsen-Netherlands, does not have a Withdrawal Right.

9.3	In order to qualify as a Withdrawing Shareholder, a shareholder of Nielsen-Netherlands will have to submit the Withdrawal Application Form in accordance with section 9.1 of this Merger Proposal within one month after the general meeting of Nielsen-Netherlands has approved the Merger (starting on the day after the general meeting of Nielsen-Netherlands, the “Withdrawal Period”). All Withdrawal Applications shall be irrevocable after the end of the Withdrawal Period and a Withdrawing Shareholder will not be allowed to transfer his Exit Shares in any manner.

9.4	Pursuant to article 2:333h DCC, Withdrawing Shareholders are entitled to receive Cash Compensation for their Exit Shares. The Cash Compensation per Exit Share to be received by a Withdrawing Shareholder will be determined in accordance with the criterion (the “Criterion”) as will be included in the articles of association of Nielsen-Netherlands prior to the adoption’ of the resolution to enter into the Merger, subject to adoption by the general meeting of the resolution to amend the articles of association of Nielsen-Netherlands.

9.5	Depending on the number of shares in respect of which a Withdrawal Application is filed, the amount of Cash Compensation per share in Nielsen-Netherlands shall be determined on the basis of (i) the average closing price of a share in Nielsen-Netherlands provided on a daily basis by the New York Stock Exchange over a period of twenty trading days prior to the effective time of the Merger as set out in paragraph 9.7 or (ii) the cash proceeds realized by Nielsen-Netherlands from an offering of such number of newly issued shares in the company (the “New Shares”) equal to the number of shares in respect of which a Withdrawal Application is filed as set out in paragraphs 9.8 and 9.9.

9.6	After the expiry of the Withdrawal Period, Nielsen-Netherlands and Nielsen-UK will jointly determine the number of Withdrawing Shareholders and the aggregate number of Withdrawal Shares on the basis of the received Withdrawal Applications.

9.7	If the aggregate number of common shares in Nielsen-Netherlands for which a Withdrawal Application has been made shall represent less than or equal to 1% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the Withdrawal Period, the Cash Compensation shall be determined in the manner set out in accordance with the proposed article 29.2 of the draft amendments to the articles of association of Nielsen-Netherlands that reads as follows:

“29.2	In deviation of article 29.1 and in case the number of Exit Shares represents less than one percent (1%) of the total issued and outstanding share capital of the Company at the time the total number of Exit Shares are known to the Company, the board of directors of the Company is authorised to determine the compensation per share on the basis of:

an average closing price per share provided on a daily basis by the New York Stock Exchange over a period of twenty (20) trading days prior to the date the merger becomes effective.”

9.8	If the aggregate number of common shares in Nielsen-Netherlands for which a Withdrawal Application has been made shall represent more than 1% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the Withdrawal Period, the Cash Compensation per share shall be determined in the manner set out in accordance with the proposed article 29.1 of the draft amendments to the articles of association of Nielsen-Netherlands that reads as follows:

“29	WITHDRAWAL RIGHT AND CRITERION BASED ON SECTION 2:333H OF THE DUTCH CIVIL CODE

29.1

If the Company merges into Nielsen Holdings Limited (“Nielsen-UK”) in accordance with the terms and conditions of the joint merger proposal dated twenty-six March two thousand and fifteen as drawn up by the board of directors of the Company and the board of directors of Nielsen-UK, which merger proposal provides for an exchange ratio applicable to such merger of one (1) share in the capital of Nielsen-UK in exchange for one (1) share in the capital of the Company (the “Exchange Ratio”), the compensation per share which, pursuant to article 2:333h of the DCC,

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ANNEX A – Merger Proposal

may be requested for by the shareholders of the Company who voted against the aforementioned merger instead of acquiring shares in the capital of Nielsen-UK shall be calculated as follows: (X- Y) / divided by Z, whereby:

X	means the aggregate amount of the cash proceeds realised by the Company from an offering of such number of shares in the capital of the Company (the “New Shares”) equal to the aggregate number of Exit Shares, such offering to be conducted by the Company and settled prior to the merger becoming effective;

Y	means the aggregate amount of all costs and expenses in connection with the offering of New Shares consisting of registration and underwriting fees and other fees, costs and expenses primarily related to such offering of New Shares;

Z	means the total number of Exit Shares; and

Exit Shares	means the shares in the capital of the Company for which, pursuant to article 2:333h of the DCC, a compensation needs to be paid by the Company upon being requested thereto and in accordance with the terms and conditions included in the aforementioned merger proposal.

The aforementioned compensation shall be paid in accordance with the terms and conditions of the aforementioned merger proposal.”

9.9	In order to determine the Cash Compensation for the Withdrawing Shareholders, Nielsen-Netherlands may, if the aggregate number of common shares in Nielsen-Netherlands for which a Withdrawal Application has been made shall represent more than 1% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the Withdrawal Period, offer and sell the New Shares (the “Offering”) during the period between the end of the Withdrawal Period and the Effective Time. Such Offering will take place by means of (i) an orderly sale procedure whereby the New Shares may be sold on the New York Stock Exchange, or, (ii) in the event so required as to ensure an orderly sale procedure, by means of a private placement or other alternative sale arrangement that in the view of the board of directors of Nielsen-Netherlands shall be required to realize the highest price for the New Shares. Following the Offering of the New Shares by Nielsen-Netherlands, and prior to the implementation of the Merger, the Cash Compensation per Withdrawal Share will be determined by the board of directors of Nielsen-Netherlands by dividing the proceeds realised by Nielsen-Netherlands as a result of the Offering (minus the offering costs) by the total number of Withdrawal Shares as described in more detail in paragraph 9.8. The costs and expenses of such Offering, consisting of the registration and underwriting fees and other fees, costs and expenses primarily related to such offering shall be deducted from the proceeds and aggregate amount of compensation.

9.10	As a result of the procedure described above, it will be clear to each Withdrawing Shareholder prior to the implementation of the Merger what the exact Cash Compensation per Withdrawal Share will be.

9.11	Nielsen-UK hereby assumes the obligation of Nielsen-Netherlands to pay the Cash Compensation to the Withdrawing Shareholders in accordance with article 2:333i paragraph 4 DCC and will pay such Cash Compensation to the Withdrawing Shareholders within ten (10) business days following the Effective Time, net of any Dutch dividend withholding tax that is required to be withheld by law.

9.12	A shareholder of Nielsen-Netherlands that wishes to make use of his Withdrawal Right must take the following steps:

9.12.1	vote against the proposal to enter into the Merger at the general meeting of Nielsen-Netherlands;

9.12.2	submit the Withdrawal Application Form in accordance with section 9.1 of this Merger Proposal; and

9.12.3	continue to hold and not sell, transfer or dispose of or enter into any agreement to sell, transfer or dispose of its shares in the capital of Nielsen-Netherlands in respect of which it elects to exercise its Withdrawal Right until the Effective Time.

10. Results of the Merger

10.1	As from the Effective Time, Nielsen-UK:

(a)	shall receive by universal succession of title all the assets and liabilities of Nielsen-Netherlands as they are as at the Effective Time;

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(b)	by operation of law shall be subrogated (subrogation) in all rights and obligations resulting from any agreement or commitment whatsoever imposing obligations on Nielsen-Netherlands, or benefiting to it;

As a result, Nielsen-UK (i) shall bear all taxes, charges, premiums, contributions or equivalent as well as all ordinary and extraordinary costs and expenses which encumber or shall encumber the transferred properties or which are attached to their ownership or management, and (ii) serve, where necessary and in timely manner, all notices and steps with all authorities required for the transfer of the assets;

(c)	shall fulfil in lieu of Nielsen-Netherlands all treaties, agreements, contracts, covenants and commitments entered into with customers, suppliers, creditors and generally with third parties in connection with the transferred assets and liabilities, and shall also take it upon itself to fulfil or terminate at its own risk and expense all agreements, treaties, covenants, contracts, memorandums of understanding, insurance policies or any other commitments that may have been entered into by Nielsen-Netherlands prior to the Effective Time for its operating needs or its estate;

(d)	shall be required to discharge excess liabilities and shall benefit from any reduction in such liabilities if it turns out that there is a difference, whether positive or negative, between the reported liabilities and the amounts claimed by third parties and recognized as being due;

(e)	shall comply with the legislative and regulatory provisions concerning the management and nature of the transferred assets and shall make sure that all required authorizations are obtained or renewed, at its own risk and expense;

(f)	shall be required to fulfil all obligations and shall benefit from all the rights of Nielsen-Netherlands or in connection with its management or resulting therefrom and notably from all the rights and obligations resulting from all permits, agreements or authorizations;

(g)	by operation of law shall be subrogated (subrogation) in the rights of Nielsen-Netherlands acting as plaintiff or defendant, as the case may be, in all legal, administrative or other proceedings; and

(h)	shall become shareholder or a partner in any companies Nielsen-Netherlands holds a shareholding, provided that the applicable contractual, regulatory and legislative provisions are complied with.

10.2	Immediately prior to the Effective Time, Nielsen-Netherlands:

(i)	shall provide to Nielsen-UK all information which it may need and shall give it all signatures and shall provide all necessary support in order to ensure the effectiveness vis-a-vis any party of the transfer of the assets and liabilities transferred in the context of the Merger and that this Merger Proposal has full effect; and

(j)	shall in particular establish any supplementary, reiterative or confirmatory agreements in respect of the contemplated Merger and shall provide any explanations and signatures that may be required.

10.3	Specific provisions relating to agreements entered into between the Disappearing Company and the Acquiring Company:

Any agreement entered into between the Acquiring Company and the Disappearing Company shall, as a result of this Merger, be automatically terminated as from the Effective Time. However, any agreements to which any third party is also a party shall continue to apply with regards the Acquiring Company including the assumption by Nielsen-UK of (i) all guarantees of subsidiary indebtedness made by Nielsen-Netherlands and (ii) all indemnification agreements between Nielsen-Netherlands and its executive officers and directors, in each case to the extent outstanding at the time of the Merger.

11. Conditions Precedent

11.1

The resolutions to give effect to the Merger require prior approval of the general meeting of Nielsen-Netherlands, which is expected to take place on 3 June 2015. The meeting will be convened in the ordinary manner and the agenda to the meeting will be available on the website of Nielsen-Netherlands (www.nielsen.com).

11.2	The implementation of the Merger will remain subject to the following conditions:

11.2.1	the U.S. Securities and Exchange Commission having declared the registration statement on Form S-4 effective, and no stop order with respect thereto shall be in effect

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11.2.2	Nielsen-UK having re-registered as a public company limited by shares;

11.2.3	the Nielsen-UK Shares to be issued pursuant to the Merger having been authorized for listing on the New York Stock Exchange, subject to an official notice of issuance;

11.2.4	the Nielsen-UK Shares having been deemed eligible for deposit, book-entry and clearance services by The Depository Trust Company and its affiliates;

11.2.5	the approval of the amendments to the articles of association for Nielsen-Netherlands by the general meeting of Nielsen-Netherlands, which is expected to take place on 3 June 2015;

11.2.6	the approval of the terms of this Merger Proposal at a Court-convened shareholders’ meeting of Nielsen-UK pursuant to regulation 13 of the UK Regulations;

11.2.7	the approval of the terms of this Merger Proposal by the general meeting of Nielsen-Netherlands, which is expected to take place on 3 June 2015;

11.2.8	a declaration having been received from the local district court in Amsterdam, The Netherlands, that no creditor has opposed the Merger pursuant to article 2:316 of the DCC or, in case of any opposition pursuant to article 2:316 of the DCC, a declaration that such opposition was withdrawn or discharged;

11.2.9	the aggregate number of common shares in Nielsen-Netherlands for which a Withdrawal Application has been made representing less than 5% of the issued and outstanding share capital of Nielsen-Netherlands at the expiry of the Withdrawal Period;

11.2.10	the issuance by a Dutch civil law notary selected by Nielsen-Netherlands of the pre-merger compliance certificate and delivery thereof to Nielsen-Netherlands, such certificate being the pre-merger scrutiny certificate pursuant to the EU Directive 2005/56/EC of the European Parliament and Council of October 26, 2005 on cross-border mergers of limited liability companies;

11.2.11	the issuance of an order by the UK High Court certifying that Nielsen-UK has completed properly the pre-merger acts and formalities for the Merger pursuant to regulation 6 of the UK Regulations;

11.2.12	the issuance of an order by the UK High Court approving the completion of the Merger pursuant to regulation 16 of the UK Regulations, following the joint application of Nielsen-Netherlands and Nielsen-UK made within six months after the issuance of the pre-merger confirmation order described under paragraph 11.2.11 of this Merger Proposal;

11.2.13	Nielsen-Netherlands having received an opinion from Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – U.S. Federal Income Tax Considerations” in the proxy statement of Nielsen-Netherlands distributed to shareholders of Nielsen-Netherlands in connection with the 2015 Annual Meeting of shareholders of Nielsen-Netherlands (the “Proxy Statement”);

11.2.14	Nielsen-Netherlands having received an opinion from Clifford Chance, LLP, Amsterdam, the Netherlands, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – Dutch Tax Considerations” in the Proxy Statement;

11.2.15	Nielsen-Netherlands having received an opinion from Clifford Chance, LLP, London, United Kingdom, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations Relating to the Merger – UK Tax Considerations” in the Proxy Statement;

11.2.16	any statutory, court or official prohibition to complete the Merger having expired or been terminated; and

11.2.17	no event, change, circumstance, discovery, announcement, occurrence, effect or state of facts having occurred that, individually or in the aggregate, leads or would reasonably be expected to lead the equity value of Nielsen-Netherlands to be lower than the paid-up share capital increased with the aggregate amount of Cash Compensation due to Withdrawing Shareholders who have exercised their Withdrawal Right with respect to the Merger.

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11.3	The condition precedent set forth in paragraph 11.2.9 above is for the benefit of Nielsen-Netherlands and may be waived at any time by Nielsen-Netherlands by written notice to Nielsen-UK.

11.4	Should such conditions precedent not be fulfilled or, as the case may be waived, six (6) months as from the date of publication of this Merger Proposal, the Merger Proposal shall be automatically terminated and no indemnity shall be due by either of Nielsen-UK or Nielsen-Netherlands.

11.5	Each of the boards of directors of the Merging Companies (or any officer granted such power by the board) shall confirm in writing to each other the satisfaction or waiver, as the case may be, of the Merger conditions set out in paragraph 11.2 (the “Merger Confirmation”).

11.6	Following the Merger Confirmation, the Merger will take effect as at the Effective Time. According to article 2:318 DCC, the Merger must be effectuated within six (6) months after the publication of this Merger Proposal.

12. Employee Participation

Given that Nielsen-UK and Nielsen-Netherlands are not subject to employee participation as referred to in article 2:333k paragraph DCC and part 4 of the UK Regulations, no procedure for the establishment of rules concerning employee participation in respect of Nielsen-UK needs to be followed and the provisions of article 16 of the Directive 2005/56/EC of the European Parliament and of the Council of 26 October 2005 on cross-border mergers of limited liability companies shall not apply.

13. Appointment of Independent Expert and the Independent Expert’s Report

In accordance with article 2:328 paragraph 1 and article 2:333g of the DCC and regulation 9(2) of the UK Regulations, the boards of directors of the Merging Companies appointed independent experts in the Netherlands and England and Wales to examine this Merger Proposal, to give the declarations referred to in article 2:328 paragraph 1 DCC and regulation 9(5) of the UK Regulations and to each draw up a report as referred to in article 2:328 paragraph 2 DCC and regulation 9 of the UK Regulations that will be filed with the Dutch Commercial Register (Handelsregister) at the same time as this Merger Proposal.

14. Miscellaneous

14.1	This Proposal has been signed by all members of the boards of the directors of the Merging Companies.

14.2	This Proposal shall be filed with the Dutch Commercial Register (Handelsregister), the Registrar of Companies in the UK and at the offices of the Merging Companies. The filing shall be announced in a Dutch nationally distributed newspaper. Each creditor of a Merging Company shall have the right to file a petition against this Proposal until one month after the announcement.

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Signature page to the Merger Proposal of Nielsen N.V. as the disappearing company and Nielsen Holdings Limited as the surviving company

Board of directors of Nielsen Holdings Limited:

/s/ James Cuminale	/s/ Harris Black
Name: James Cuminale	Name: Harris Black
Title: Director	Title: Director

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Signature page to the Merger Proposal of Nielsen N.V. as the disappearing company and Nielsen Holdings Limited as the surviving company

Board of directors of Nielsen N.V.:

/s/ Dwight Barns		/s/ James Attwood Jr.
Name:	Dwight Barns	Name:	James Attwood Jr.
Title:	Executive Director	Title:	Non-Executive Director

/s/ David Calhoun		/s/ Karen Meisel Hoguet
Name:	David Calhoun	Name:	Karen Meisel Hoguet
Title:	Non-Executive Director	Title:	Non-Executive Director

/s/ James Kilts		/s/ Harish Manwani
Name:	James Kilts	Name:	Harish Manwani
Title:	Non-Executive Director	Title:	Non-Executive Director

/s/ Kathryn Marinello		/s/ Alexander Navab
Name:	Kathryn Marinello	Name:	Alexander Navab
Title:	Non-Executive Director	Title:	Non-Executive Director

/s/ Robert Pozen		/s/ Vivek Ranadive
Name:	Robert Pozen	Name:	Vivek Ranadive
Title:	Non-Executive Director	Title:	Non-Executive Director

/s/ Javier Teruel
Name:	Javier Teruel
Title:	Non-Executive Director

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SCHEDULE 1

ARTICLES OF ASSOCIATION OF NIELSEN HOLDINGS LIMITED

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SCHEDULE 2

ARTICLES OF ASSOCIATION OF NIELSEN N.V.

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SCHEDULE 3

PROPOSED ARTICLES OF ASSOCIATION OF NIELSEN HOLDINGS PLC

Company No. 9422989

INCORPORATED UNDER THE COMPANIES ACT 2006

THE COMPANIES ACT 2006

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

NIELSEN HOLDINGS PLC

Incorporated on 4 February 2015

Adopted on

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PART 1

INTERPRETATION AND LIMITATION OF LIABILITY

1. Defined Terms

1.1	In the articles, unless the context requires otherwise:

“Act” means the Companies Act 2006;

“articles” means the Company’s articles of association;

“associate” means any body corporate in which a company is interested directly or indirectly so that it is able to exercise or control the exercise of 20 per cent. or more of the votes eligible to be cast at general meetings on all, and substantially all, matters;

“auditors” means the auditors from time to time of the Company;

“bankruptcy” includes individual insolvency proceedings in a jurisdiction other than England and Wales or Northern Ireland which have an effect similar to that of bankruptcy and, for the avoidance of doubt, includes individual insolvency proceedings in any country which has jurisdiction over the Company which have an effect similar to that of bankruptcy;

“business day” means a day (not being a Saturday or Sunday) on which clearing banks are open for business in London and New York;

“call” has the meaning given in article 72.1;

“call notice” has the meaning given in article 72.1;

“certificate” means a paper certificate evidencing a person’s title to specified shares or other securities;

“chairman” means the person appointed to that role pursuant to article 14.1;

“chairman of the meeting” has the meaning given in article 40.4;

“clear days” means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

“company” includes any body corporate (not being a corporation sole) or association of persons, whether or not a company within the meaning of the Act;

“Company” means Nielsen Holdings plc, a company incorporated in England and Wales (registered number 9422989);

“Companies Acts” means the Companies Acts (as defined in section 2 of the Act), in so far as they apply to the Company;

“company’s lien” has the meaning given in article 70.1;

“corporate representative” has the meaning given in article 53.1;

“director” means a director of the Company, and includes any person occupying the position of director, by whatever name called;

“Disclosure and Transparency Rules” mean the Disclosure Rules and Transparency Rules of the UK Financial Conduct Authority made pursuant to Part VI of FSMA, as revised from time to time;

“distribution recipient” has the meaning given in article 92.5;

“document” includes, unless otherwise specified, any document sent or supplied in electronic form;

“FSMA” means the Financial Services and Markets Act 2000;

“fully paid” in relation to a share, means that the nominal value and any premium to be paid to the Company in respect of that share has been paid to the Company;

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“Group” means the Company and its subsidiaries and subsidiary undertakings from time to time;

“holder” in relation to a share means the person whose name is entered in the register of members as the holder of that share;

“instrument” means a document in hard copy form;

“lien enforcement notice” has the meaning given in article 71;

“member” means a member of the Company including, for the avoidance of doubt, the holders of shares in the Company;

“Model Articles” means the model articles for public companies limited by shares contained in Schedule 3 of the Companies (Model Articles) Regulations 2008 (SI 2009/3229) as amended prior to the date on which the Company was incorporated;

“NYSE” means the New York Stock Exchange;

“Ordinary Shares” means ordinary shares of EUR 0.07 each in the capital of the Company, having the rights and restrictions set out in article 61;

“paid” and “paid up” mean paid or credited as paid;

“participate”, in relation to a directors’ meeting, has the meaning given in article 11.1 and “participating director” shall be construed accordingly;

“partly paid” in relation to a share means that part of that share’s nominal value and any premium at which it was issued which has not been paid to the Company;

“proxy notice” has the meaning given in article 51.1;

“qualifying person” means an individual who is a member of the Company, a corporate representative in relation to a meeting or a person appointed as proxy of a member in relation to a meeting;

“register” means the register of members of the Company kept under section 113 of the Act and, where the context requires, any register maintained by the Company of persons holding any renounceable right of allotment of a share;

“seal” means the common seal of the Company or any official or securities seal that the Company may have or may be permitted to have under the Act;

“secretary” means the secretary of the Company and includes any joint, assistant or deputy secretary and a person appointed by the directors to perform the duties of the secretary;

“senior holder” means, in the case of a share held by two or more joint holders, whichever of them is named first in the register;

“shares” means any shares in the Company;

“Sterling Non-Voting Shares” means the sterling non-voting shares of the Company with a nominal value of £1 each, having the rights and restrictions set out in article 61.6;

“Sterling Shareholder” means any person appointed by the Company to hold the Sterling Non-Voting Shares;

“subsidiary undertaking” or “parent undertaking” is to be construed in accordance with section 1162 (and Schedule 7) of the Act and for the purposes of this definition, a subsidiary undertaking shall include any person the shares or ownership interests in which are subject to security and where the legal title to the shares or ownership interests so secured are registered in the name of the secured party or its nominee pursuant to such security;

“transmittee” means a person entitled to a share by reason of the death or bankruptcy of a shareholder or otherwise by operation of law; and

“writing” means the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether sent or supplied in electronic form or otherwise.

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1.2	Unless the context requires otherwise, words or expressions contained in these articles bear the same meaning given by the Act as it is in force when the articles are adopted.

1.3	Where an ordinary resolution of the members is expressed to be required for any purpose, a special resolution of the members is also effective for that purpose.

1.4	References to a “meeting” shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.

1.5	The headings in the articles do not affect their interpretation.

1.6	References to any statutory provision or statute include all modifications and re-enactments (with or without modification) to such provision or statute and all subordinate legislation made under any such provision or statute, in each case for the time being in force. This article 1.6 does not affect the interpretation of article 1.2.

1.7	The ejusdem generis principle of construction shall not apply. Accordingly, general words shall not be given a restrictive meaning by reason of their being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words.

1.8	In the articles, words importing one gender shall include each gender and a reference to a “spouse” shall include a reference to a civil partner under the Civil Partnership Act 2004.

2. Model Articles or Regulations Not to Apply

No model articles or regulations contained in any statute or subordinate legislation, including those contained in the Model Articles, apply as the articles of association of the Company.

3. Liability of Members

The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

PART 2 DIRECTORS

DIRECTORS’ POWERS AND RESPONSIBILITIES

4. Directors’ General Authority

4.1	Subject to the Act and the articles, the directors are responsible for the management of the Company’s business, for which purpose they may exercise all the powers of the Company whether relating to the management of the business or not.

4.2	No alteration of the articles invalidates anything which the directors have done before the alteration.

4.3	The provisions of the articles giving specific powers to the directors do not limit the general powers given by this article 4.

4.4	The directors can appoint a person (not being a director) to an office having the title including the word “director” or attach such a title to an existing office. The directors can also terminate the appointment or use of that title. Even though a person’s title includes “director”, this does not imply that they are (or are deemed to be) directors of the Company or that they can act as a director as a result of having such a title or be treated as a director of the Company for any of the purposes of the Act or the articles.

4.5	The directors may in their discretion exercise (or cause to be exercised) the powers conferred by shares of another company held (or owned) by the Company or a power of appointment to be exercised by the Company (including the exercise of the voting power or power of appointment in favour of the appointment of a director as an officer or employee of that company).

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4.6	Subject to the Act, the directors may exercise the powers of the Company regarding keeping an overseas, local or other register and may make and vary regulations as they think fit concerning the keeping of such a register.

5. Members’ Reserve Power

5.1	The members may, by special resolution, direct the directors to take, or refrain from taking, specified action.

5.2	No such special resolution invalidates anything that the directors have done before that resolution is passed.

5.3	Without prejudice to other provisions of the articles, resolutions of the directors concerning a significant change to the identity or the nature of the Company or the business of the Company shall be subject to approval of members in a general meeting, including resolutions to:

5.3.1	transfer all, or substantially all, of the assets of the Company to a third party;

5.3.2	enter into or terminate any long-term co-operation by the Company, or a subsidiary of the Company, with another legal entity or company or as a fully liable partner in a limited partnership or a general partnership, if the co-operation or termination has material consequences for the Company; and

5.3.3	effect any investment in or divestment of shares in any other company by the Company, or a subsidiary of the Company, with a value exceeding one-third of the Company’s gross assets as calculated on the basis of the Company’s balance sheet or, if the Company prepares a consolidated balance sheet, its consolidated balance sheet as included in the Company’s latest annual accounts.

5.4	The absence of approval by the members in a general meeting of a resolution of the directors for matters referred to in article 5.3 shall not invalidate a transaction as against a third party.

6. Borrowing Powers

The directors may exercise all the powers of the Company to borrow money and to mortgage or charge all or part of the undertaking, property and assets (present or future) and uncalled capital of the Company and, subject to the Act, to issue debentures and other securities, whether outright or as collateral security for a debt, liability or obligation of the Company or of a third party.

7. Directors May Delegate

7.1	Subject to the articles, the directors may delegate any of the powers, authorities and discretions which are conferred on them under the articles:

7.1.1	to such person or committee;

7.1.2	by such means (including by power of attorney);

7.1.3	to such an extent;

7.1.4	in relation to such matters or territories; and

7.1.5	on such terms and conditions;

as they think fit.

7.2	If the directors so specify, any such delegation may authorise further delegation of the directors’ powers, authorities and discretions by any person to whom they are delegated.

7.3	If the directors delegate under article 7.1, they may retain or exclude the right to exercise the delegated powers, authorities and discretions together with that person or committee.

7.4	Where a provision in the articles refers to the exercise of a power, authority or discretion by the directors and that power, authority or discretion has been delegated by the directors to a person or a committee under article 7.1, the provision shall be construed as permitting the exercise of the power, authority or discretion by that person or committee.

7.5	The directors may revoke any delegation in whole or part, or alter its terms and conditions.

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8. Committees

8.1	Committees to which the directors delegate any of their powers must follow procedures which are based as far as they are applicable on those provisions of the articles which govern the taking of decisions by directors.

8.2	The directors may make rules of procedure for all or any committees, which prevail over rules derived from the articles.

DECISION-MAKING BY DIRECTORS

9. Directors to Take Decisions Collectively

9.1	Decisions of the directors may be taken:

9.1.1	at a directors’ meeting; or

9.1.2	in the form of a directors’ written resolution in accordance with article 24.

10. Calling a Directors’ Meeting

10.1	Any director may call a directors’ meeting.

10.2	The secretary must call a directors’ meeting if a director so requests.

10.3	A directors’ meeting is called by giving notice of the meeting to the directors.

10.4	Notice of any directors’ meeting must indicate:

10.4.1	its proposed date and time (which shall not be less than 48 hours after the notice is given);

10.4.2	where it is to take place; and

10.4.3	if it is anticipated that directors participating in the meeting will not be in the same place, how it is proposed that they should communicate with each other during the meeting.

10.5	Notice of a directors’ meeting must be given to each director, but need not be in writing.

10.6	Notice of a directors’ meeting need not be given to a director who waives his entitlement to notice of that meeting, by giving notice to that effect to the Company at any time before or after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

11. Participation in Directors’ Meetings

11.1	Subject to the articles, directors “participate” in a directors’ meeting, or part of a directors’ meeting, when:

11.1.1	the meeting has been called and takes place in accordance with the articles; and

11.1.2	they can each communicate to the others any information or opinions they have on any particular item of the business of the meeting.

11.2	In determining whether a director is participating in a directors’ meeting, it is irrelevant where the director is or how he communicates with the others.

11.3	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

12. Quorum for Directors’ Meetings

12.1	At a directors’ meeting, unless a quorum is participating, no proposal is to be voted on, except a proposal to call another meeting.

12.2	The quorum for directors’ meetings may be fixed from time to time by a decision of the directors and unless otherwise fixed it is two.

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13. Meetings Where Total Number of Directors Less Than Quorum

13.1	This article 13 applies where the total number of directors for the time being is less than the quorum for directors’ meetings.

13.2	If there is only one director, that director may appoint sufficient directors to make up a quorum or may call a general meeting to do so.

14. Chairing Directors’ Meetings

14.1	The directors may appoint a director to chair their meetings.

14.2	The directors may appoint other directors as vice, deputy or assistant chairmen to chair directors’ meetings in the chairman’s absence.

14.3	The directors may terminate the appointment of the chairman, vice, deputy or assistant chairman at any time.

14.4	If neither the chairman nor any director appointed generally to chair directors’ meetings in the chairman’s absence is participating in a meeting within ten minutes of the time at which it was to start, the participating directors must appoint one of their number to chair it.

15. Voting at Directors’ Meetings: General Rules

15.1	Subject to the articles, a decision is taken at a directors’ meeting by a majority of the votes of the participating directors.

15.2	Subject to the articles, each director participating in a directors’ meeting has one vote.

DIRECTORS’ INTERESTS

16. Directors’ Interests

A director shall be authorised for the purposes of section 175 of the Act to act or continue to act as a director of the Company notwithstanding that at the time of his appointment or subsequently he also holds office as a director of, or holds any other office, employment or engagement with, any other member of the Group.

17. Directors’ Interests Other Than in Relation to Transactions or Arrangements With the Company

17.1	The directors may authorise any matter proposed to them which would, if not so authorised, involve a breach of duty by a director under section 175 of the Act.

17.2	Any authorisation under article 17.1 will be effective only if:

17.2.1	any requirement as to the quorum at the meeting or part of the meeting at which the matter is considered is met without counting the director in question or any other director interested in the matter under consideration; and

17.2.2	the matter was agreed to without such directors voting or would have been agreed to if such directors’ votes had not been counted.

17.3	The directors may give any authorisation under article 17.1 upon such terms and conditions as they think fit. The directors may vary or terminate any such authorisation at any time.

17.4	For the purposes of articles 16 to 22 a conflict of interest includes a conflict of interest and duty and a conflict of duties, and “interest” includes both direct and indirect interests.

18. Confidential Information and Attendance at Directors’ Meetings

18.1	A director shall be under no duty to the Company with respect to any information which he obtains or has obtained otherwise than as a director of the Company and in respect of which he owes a duty of confidentiality to another person. In particular the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he:

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18.1.1	fails to disclose any such information to the directors or to any director or other officer or employee of the Company; and/or

18.1.2	does not use or apply any such information in performing his duties as a director of the Company.

However, to the extent that his relationship with that other person gives rise to a conflict of interest or possible conflict of interest, this article 18.1 applies only if the existence of that relationship has been authorised by the directors under article 17.1 (subject, in any such case, to any terms and conditions upon which such authorisation was given).

18.2	Where the existence of a director’s relationship with another person has been authorised by the directors under article 17.1 and his relationship with that person gives rise to a conflict of interest or possible conflict of interest, without prejudice to the provisions of article 22, the director shall not be in breach of the general duties he owes to the Company by virtue of sections 171 to 177 of the Act because he:

18.2.1	absents himself from meetings of the directors or a committee of directors (or the relevant portions thereof) at which any matter relating to the conflict of interest or possible conflict of interest will or may be discussed or from the discussion of any such matter at a meeting or otherwise; and/or

18.2.2	makes arrangements not to receive documents and information relating to any matter which gives rise to the conflict of interest or possible conflict of interest sent or supplied by the Company and/or for such documents and information to be received and read by a professional adviser on his behalf, for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists, provided that if a majority of the independent directors of the Company so determine (excluding any independent director who is conflicted in respect of the particular matter), such conflicted director may be permitted to participate in the relevant meeting (or part thereof), and to receive documents and information relating to the matter, but not to vote (save to the extent that such participation or access to such documents and information would constitute a breach of applicable competition law or regulation).

18.3	The provisions of articles 18.1 and 18.2 are without prejudice to any equitable principle or rule of law which may excuse the director from:

18.3.1	disclosing information, in circumstances where disclosure would otherwise be required under these articles; and/or

18.3.2	attending meetings or discussions or receiving documents and information as referred to in article 18.2, in circumstances where such attendance or receiving such documents and information would otherwise be required under these articles.

19. Declaration of Interests in Proposed or Existing Transactions or Arrangements With the Company

19.1	A director who is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the Company must declare the nature and extent of his interest to the other directors before the Company enters into the transaction or arrangement.

19.2	A director who is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the Company must declare the nature and extent of his interest to the other directors as soon as is reasonably practicable, unless the interest has already been declared under article 19.1.

19.3	Any declaration required by article 19.1 may (but need not) be made:

19.3.1	at a meeting of the directors;

19.3.2	by notice in writing in accordance with section 184 of the Act; or

19.3.3	by general notice in accordance with section 185 of the Act.

19.4	Any declaration required by article 19.2 must be made:

19.4.1	at a meeting of the directors;

19.4.2	by notice in writing in accordance with section 184 of the Act; or

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19.4.3	by general notice in accordance with section 185 of the Act.

19.5	If a declaration made under article 19.1 or 19.2 above proves to be, or becomes, inaccurate or incomplete, a further declaration must be made under article 19.1 or 19.2 as appropriate.

19.6	A director need not declare an interest under this article 19:

19.6.1	if it cannot reasonably be regarded as likely to give rise to a conflict of interest;

19.6.2	if, or to the extent that, the other directors are already aware of it (and for this purpose the other directors are treated as aware of anything of which they ought reasonably to be aware);

19.6.3	if, or to the extent that, it concerns terms of his service contract that have been or are to be considered by a meeting of the directors or by a committee of the directors appointed for the purpose under these articles; or

19.6.4	if the director is not aware of his interest or is not aware of the transaction or arrangement in question (and for this purpose a director is treated as being aware of matters of which he ought reasonably to be aware).

20. Ability to Enter Into Transactions And Arrangements With the Company Notwithstanding Interest

20.1	Subject to the Act and provided that he has declared to the directors the nature and extent of any direct or indirect interest of his in accordance with article 19 or where article 19.6 applies and no declaration of interest is required, a director notwithstanding his office:

20.1.1	may be a party to, or otherwise be interested in, any transaction or arrangement with the Company or in which the Company is directly or indirectly interested;

20.1.2	may act by himself or through his firm in a professional capacity for the Company (otherwise than as auditor), and in any such case on such terms as to remuneration and otherwise as the directors may decide; or

20.1.3	may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise be interested in, any body corporate in which the Company is directly or indirectly interested.

21. Remuneration and Benefits

21.1	A director shall not, by reason of his office, be accountable to the Company for any remuneration or other benefit which he derives from any office or employment or from any transaction or arrangement or from any interest in any body corporate:

21.1.1	the acceptance, entry into or existence of which has been authorised by the directors under article 17.1 (subject, in any such case, to any terms and conditions upon which such authorisation was given); or

21.1.2	which he is permitted to hold or enter into by virtue of article 20 or otherwise under these articles,

nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act. No transaction or arrangement authorised or permitted under articles 17.1 or 20 or otherwise under these articles shall be liable to be avoided on the ground of any such interest or benefit.

22. General Voting and Quorum Requirements

22.1	Save as otherwise provided by these articles, a director shall not vote on or be counted in the quorum in relation to a resolution of the directors or committee of the directors concerning a matter in which he has a direct or indirect interest which is, to his knowledge, a material interest (otherwise than by virtue of his interest in shares or debentures or other securities of or otherwise in or through the Company), but this prohibition does not apply to a resolution concerning any of the following matters:

22.1.1	the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of the Company or any of its subsidiary undertakings;

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22.1.2	the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility in whole or in part, either alone or jointly with others, under a guarantee or indemnity or by the giving of security;

22.1.3	a transaction or arrangement concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

22.1.4	a transaction or arrangement to which the Company is or is to be a party concerning another company (including a subsidiary undertaking of the Company) in which he or any person connected with him is interested (directly or indirectly) whether as an officer, shareholder, creditor or otherwise (a “relevant company”), if he and any persons connected with him do not to his knowledge hold an interest in shares (as that term is used in sections 820 to 825 of the Act) representing one per cent. or more of either any class of the equity share capital (excluding any shares of that class held as treasury shares) in the relevant company or of the voting rights available to members of the relevant company;

22.1.5	a transaction or arrangement for the benefit of the employees of the Company or any of its subsidiary undertakings (including any pension fund or retirement, death or disability scheme) which does not award him a privilege or benefit not generally awarded to the employees to whom it relates; or

22.1.6	a transaction or arrangement concerning the purchase or maintenance of any insurance policy for the benefit of directors or for the benefit of persons including directors.

22.2	A director shall not vote on or be counted in the quorum in relation to a resolution of the directors or committee of the directors concerning his own appointment (including fixing or varying the terms of his appointment or its termination) as the holder of an office or place of profit with the Company or any body corporate in which the Company is directly or indirectly interested. Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment or its termination) of two or more directors to offices or places of profit with the Company or a body corporate in which the Company is directly or indirectly interested, such proposals may be divided and a separate resolution considered in relation to each director. In that case, each of the directors concerned (if not otherwise debarred from voting under article 22) is entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

22.3	If a question arises at a meeting as to the materiality of a director’s interest or as to the entitlement of a director to vote or be counted in a quorum and the question is not resolved by his voluntarily agreeing to abstain from voting or being counted in the quorum, the question shall be decided by resolution of the directors or committee members present at the meeting (excluding the director in question) whose majority vote is conclusive and binding on all concerned.

22.4	The members may by ordinary resolution suspend or relax the provisions of articles 16 to 22 to any extent. Subject to the Act, the members may by ordinary resolution ratify any transaction or arrangement not properly authorised by reason of a contravention of articles 16 to 22.

23. Proposing Directors’ Written Resolutions

23.1	Any director may propose a directors’ written resolution.

23.2	The secretary must propose a directors’ written resolution if a director so requests.

23.3	A directors’ written resolution is proposed by giving written notice of the proposed resolution to each director.

23.4	Notice of a proposed directors’ written resolution must indicate:

23.4.1	the proposed resolution;

23.4.2	the time by which it is proposed that the directors should adopt it; and

23.4.3	the manner in which directors can indicate their agreement in writing to it, for the purposes of article 24.

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24. Adoption of Directors’ Written Resolutions

24.1	A proposed directors’ written resolution is adopted when all the directors entitled to vote at a meeting of the board or of a committee of the board in respect of the proposed resolution (being not less than the number of directors required to form a quorum at a duly convened meeting) have signed one or more copies of it, or have otherwise indicated their agreement in writing to it (which may include by electronic means). A director indicates his agreement in writing to a proposed directors’ written resolution when the Company receives from him an authenticated document identifying the resolution to which it relates and indicating the director’s agreement to the resolution, in accordance with section 1146 of the Act. Once a director has so indicated his agreement, it may not be revoked.

24.2	It is immaterial whether any director signs the resolution or otherwise indicates his agreement in writing to it before or after the time by which the notice proposed that it should be adopted.

24.3	Once a directors’ written resolution has been adopted, it must be treated as if it had been a decision taken at a directors’ meeting or committee meeting in accordance with the articles. All directors shall be notified after a director’s written resolution has been passed.

25. Directors’ Discretion to Make Further Rules

Subject to the articles, the directors may make any rule which they think fit about how they take decisions, and about how such rules are to be recorded or communicated to directors.

APPOINTMENT OF DIRECTORS

26. Number of Directors

26.1	Unless and until otherwise decided by the members by ordinary resolution the minimum number of directors shall be two, one of whom shall be a non-executive director.

26.2	Subject to articles 26.1 and 26.3, the directors shall determine the number of executive directors and the number of non-executive directors.

26.3	The composition of the board and, if applicable, each director shall satisfy the requirements of applicable law and any securities exchange on which the Company’s securities are listed.

26.4	Only natural persons can be non-executive directors.

26.5	The directors may appoint one of the executive directors as chief executive officer for such period as the directors may decide. The directors may also appoint other executive directors to such positions and with such titles as the directors may decide.

27. Methods of Appointing Directors

27.1	Subject to the articles, any person who is willing to act as a director, and is permitted by law to do so, may be appointed to be a director:

27.1.1	by ordinary resolution of the members;

27.1.2	at a general meeting called under article 35.4; or

27.1.3	by a decision of the directors.

27.2	A director appointed under article 27.1.3 must retire at the conclusion of the next annual general meeting after his appointment unless he is reappointed during that meeting.

27.3	Subject to the Act, the directors may appoint one or more directors to hold an executive office with the Company for such term and on such other terms and conditions as (subject to the Act) the directors think fit. The directors may revoke or terminate an appointment, without prejudice to a claim for damages for breach of the contract of service between the director and the Company or otherwise.

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27.4	Subject to the Act, the directors may enter into an agreement or arrangement with any director for the provision of any services outside the scope of the ordinary duties of a director. Any such agreement or arrangement may be made on such terms and conditions as (subject to the Act) the directors think fit and (without prejudice to any other provision of the articles) they may remunerate any such director for such services as they think fit.

27.5	The only persons who can be elected or, as the case may be, re-elected directors at a general meeting are the following:

27.5.1	an existing director;

27.5.2	a person who is recommended by the directors;

27.5.3	a person who has been proposed by a member or members (other than the person to be proposed) in accordance with article 36.8. The written notice to be provided in accordance with article 36.8 must also:

(a)	state the particulars which would be required to be included in the register of directors if the proposed director were appointed (or reappointed), as well as all information required to be disclosed in a proxy statement or other filings required to be made under any applicable laws and any rules governing the listing of securities on any stock exchange on which all or any shares of the Company are for the time being listed or traded;

(b)	be accompanied by a notice given by the proposed director of his willingness to be appointed (or reappointed); and

(c)	include such additional disclosures regarding the proposed director (including but not limited to disclosure of such person’s interests in the Company) as may be required by the directors.

27.6	A resolution for the appointment of two or more persons as directors by a single resolution is void unless a resolution that the resolution for appointment is proposed in this way has first been proposed by the meeting without a vote being given against it.

27.7	A director need not be a member.

27.8	All acts done by:

27.8.1	a meeting of the directors;

27.8.2	a meeting of a committee of the directors;

27.8.3	written resolution of the directors; or

27.8.4	a person acting as a director or a committee member,

shall be valid notwithstanding that it is discovered afterwards that there was a defect in the appointment of a person or persons acting or that any of them were disqualified from holding office, had ceased to hold office or were not entitled to vote on the matter in question.

28. Termination of Director’s Appointment

28.1	In addition to any power of removal under the Act, the members can by ordinary resolution remove a director even though his time in office has not ended (without prejudice to a claim for damages for breach of contract or otherwise) and, subject to the articles, by ordinary resolution appoint a person to replace a director who has been removed in this way.

28.2	A person ceases to be a director as soon as:

28.2.1	the period expires, if he has been appointed for a fixed period;

28.2.2	he ceases to be a director by virtue of any provision of the Act, is removed from office under the articles or is prohibited from being a director by law;

28.2.3	a bankruptcy order is made against him;

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28.2.4	a composition is made with his creditors generally in satisfaction of his debts;

28.2.5	a registered medical practitioner who is treating that person gives a written opinion to the Company stating that that person has become physically or mentally incapable of acting as a director and may remain so for more than three months and the directors resolve that he cease to be a director;

28.2.6	by reason of his mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have and the directors resolve that he cease to be a director;

28.2.7	he is absent, without the permission of the directors, from directors’ meetings for six consecutive months and the directors resolve that he cease to be a director;

28.2.8	he is removed from office by notice addressed to him at his last-known address and signed by all his co-directors (without prejudice to a claim for damages for breach of contract or otherwise);

28.2.9	notification is received by the Company from the director that the director is resigning from office as director, and such resignation has taken effect in accordance with its terms; or

28.2.10	being an executive director he ceases, for whatever reason, to be employed or engaged by the Group.

28.3	A resolution of the directors declaring a director to have ceased to be a director under the terms of this article is conclusive as to the fact and grounds of cessation stated in the resolution.

28.4	If a director ceases to be a director for any reason, he shall cease to be a member of any committee of the directors.

29. Directors’ Fees

29.1	Directors may undertake any services for the Company that the directors decide.

29.2	Subject to the approval of the members in general meeting, the directors shall be entitled to receive by way of fees for their services as directors such sum and on such terms as the directors may from time to time determine. Any sum so determined may be an aggregate sum in respect of the fees for all directors or a sum in respect of the fees for each individual director provided that, in the case of an aggregate sum, such sum shall, subject to any special directions of the members in general meeting, be divided among the directors in such proportions and in such manner as the directors may from time to time decide.

29.3	Any fees payable pursuant to this article 29 shall be distinct from any salary, remuneration or other amounts payable to a director pursuant to any other provisions of the articles and shall accrue from day to day.

29.4	Subject to the Act and the articles, directors’ fees may be payable in any form and, in particular, the directors may arrange for part of a fee payable under this article 29 to be provided in the form of fully paid shares of the Company. The amount of the fee payable in this way is at the directors’ discretion. The amount of the fee will be applied to purchase or subscribe for shares on behalf of the director.

29.5	Unless the directors decide otherwise, a director is not accountable to the Company for any remuneration which he receives as a director or other officer or employee of the Company’s subsidiary undertakings or of any other body corporate in which the Company is interested.

30. Directors’ Additional Remuneration

30.1	The directors can pay additional remuneration (whether by way of salary, percentage of profits or otherwise) and expenses to any director who at the request of the directors:

30.1.1	makes a special journey for the Company;

30.1.2	performs a special service for the Company; or

30.1.3	works abroad in connection with the Company’s business.

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31. Directors’ Pensions and Other Benefits

31.1	The directors may decide whether to pay or provide (by insurance or otherwise):

31.1.1	pensions, retirement or superannuation benefits;

31.1.2	death, sickness or disability benefits;

31.1.3	gratuities; or

31.1.4	other allowances,

to any person who is or who was a director of:

31.1.5	the Company;

31.1.6	a subsidiary undertaking of the Company;

31.1.7	any company which is or was allied to or associated with the Company or any of its subsidiary undertakings; or

31.1.8	a predecessor in business of the Company or any of its subsidiary undertakings,

or to a member of his family including a spouse, former spouse or a person who is (or was) dependent on him.

31.2	For the purpose of article 31.1, the directors may establish, maintain, subscribe and contribute to any scheme trust or fund and pay premiums. The directors may arrange for this to be done either by the Company alone or in conjunction with another person.

32. Remuneration of Executive Directors

32.1	The salary or remuneration of a director appointed to hold employment or executive office in accordance with these articles may be:

32.1.1	a fixed sum;

32.1.2	wholly or partly governed by business done or profits made; or

32.1.3	as the directors decide.

This salary or remuneration may be in addition to or instead of a fee payable to him for his services as a director under these articles.

33. Directors’ Expenses

33.1	The Company may repay any reasonable travelling, hotel and other expenses which a director properly incurs in performing his duties as director in connection with his attendance at:

33.1.1	directors’ meetings;

33.1.2	committee meetings;

33.1.3	general meetings; or

33.1.4	separate meetings of the holders of any class of shares or of debentures of the Company,

or otherwise in connection with the exercise of their powers and the discharge of his responsibilities in relation to the Company.

33.2	Subject to the Act, the directors may make arrangements to provide a director with funds to meet expenditure incurred (or to be incurred) by him for the purposes of:

33.2.1	the Company;

33.2.2	enabling him to properly perform his duties as an officer of the Company; or

33.2.3	enabling him to avoid incurring any such expenditure.

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PART 3

DECISION-MAKING BY MEMBERS-

ORGANISATION OF GENERAL MEETINGS

34. Annual General Meetings

34.1	Subject to the Act, the Company must hold an annual general meeting within six months following its accounting fiscal year end.

34.2	The directors may decide where and when to hold annual general meetings.

35. Calling General Meetings

35.1	The directors may call a general meeting whenever they think fit.

35.2	On the requirement of members under the Act, the directors must call a general meeting by way of a notice within 21 days from the date on which the directors become subject to the requirement and such general meeting must be held on a date not more than 28 days after the date of the notice calling the meeting.

35.3	At a general meeting requisited by members pursuant to article 35.2, no business may be transacted except that stated by the requisition or proposed by the directors.

35.4	A general meeting may also be called under this article 35.4. if:

35.4.1	the Company has fewer than two directors; and

35.4.2	the director (if any) is unable or unwilling to appoint sufficient directors to make up a quorum or to call a general meeting to do so,

then two or more members may call a general meeting (or instruct the secretary to do so) for the purpose of appointing one or more directors.

36. Notice of General Meetings

36.1	At least 21 clear days’ notice must be given to call an annual general meeting. Subject to the Act, at least 14 clear days’ notice must be given to call all other general meetings. A general meeting may be called by shorter notice if it is so agreed by a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95 per cent. in nominal value of the shares giving that right.

36.2	Notice of a general meeting must be given to:

36.2.1	the members (other than any who, under the provisions of the articles or the terms of allotment or issue of shares, are not entitled to receive notice);

36.2.2	the directors;

36.2.3	beneficial owners nominated to enjoy information rights under the Act; and

36.2.4	the auditors.

36.3	The directors may decide that persons entitled to receive notices of a general meeting are those on the register at the close of business on a day chosen by the directors.

36.4	Subject to the Act and any other applicable rules, the directors may decide that persons entitled to attend or vote at a general meeting are those on the register at the close of business on a day chosen by the directors.

36.5	In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as a special resolution.

36.6	The accidental omission to give notice of a general meeting or to send, supply or make available any document or information relating to a meeting to, or the non receipt of any such notice, document or information by, a person entitled to receive any such notice, document or information will not invalidate the proceedings at that meeting.

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36.7	Subject to the Act, if, after the sending of notice of a general meeting, the directors decide that it is impractical or unreasonable for any reason to hold a general meeting at the time, date or place set out in the notice for calling the meeting, they can move or postpone the meeting (or both). Subject to the Act and any other applicable rules, an announcement of the time, date and place of the re-arranged meeting will, if practical, be published on the Company’s website. Notice of the business of the meeting does not need to be given again. The directors must take reasonable steps to ensure that any member trying to attend the meeting at the original time, date and/or place is informed of the new arrangements. If a meeting is re-arranged in this way, proxy forms can be delivered as specified in article 52. The directors can also move or postpone (or both) the re-arranged meeting under this article.

36.8	Subject to and in accordance with the Act and any other applicable rules, members may require the Company to give notice of a resolution proposed by members, if such request is made by (i) members representing at least 5 per cent. of the total voting rights of all members who have a right to vote on the relevant resolution (excluding any voting rights attached to any shares in the Company held as treasury shares); or (ii) at least 100 members who have a right to vote on the relevant resolution and hold shares in the Company on which there has been paid up an average sum, per member, of at least £100, provided that a written notice of the request:

36.8.1	is made in hardcopy form or in electronic form;

36.8.2	identify the resolution of which notice is to be given;

36.8.3	is authenticated by the member or members making it; and

36.8.4	is received by the Company not later than:

(a)	six weeks before the annual general meeting to which the request relates; or

(b)	if later, the time at which notice is given of that meeting.

37. Attendance and Speaking at General Meetings

37.1	The directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak and vote at it.

37.2	In determining attendance at a general meeting, it is immaterial whether any two or more members attending it are in the same place as each other.

37.3	Two or more persons who are not in the same place as each other attend a general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

37.4	A person is able to exercise the right to speak at a general meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, any information or opinions which that person has on the business of the meeting.

37.5	A person is able to exercise the right to vote at a general meeting when:

37.5.1	that person is able to vote, during the meeting, on resolutions put to the vote at the meeting; and

37.5.2	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.

38. Meeting Security

38.1	The directors may make any arrangement and impose any restriction they consider appropriate to ensure the security of a general meeting including the searching of a person attending the meeting and the restriction of the items of personal property that may be taken into the meeting place.

38.2	The directors may authorise one or more persons, including a director or the secretary or the chairman of the meeting, to:

38.2.1	refuse entry to a meeting to a person who refuses to comply with these arrangements or restrictions; and

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38.2.2	eject from a meeting any person who causes the proceedings to become disorderly.

39. Quorum for General Meetings

39.1	No business other than the appointment of the chairman of the meeting is to be transacted at a general meeting if the persons attending the meeting do not constitute a quorum.

39.2	If the Company has only one member entitled to attend and vote at the general meeting, one qualifying person present at the meeting and entitled to vote is a quorum.

39.3	Subject to the Act and article 39.4, in all cases other than that in article 39.2 two qualifying persons present at the meeting and entitled to vote are a quorum.

39.4	One qualifying person present at the meeting and entitled to vote:

39.4.1	both in his own capacity as a member and as a corporate representative of one or more corporations, each of which is a member entitled to attend and vote upon the business to be transacted at the meeting;

39.4.2	as the corporate representative of two or more corporations, each of which is a member entitled to attend and vote upon the business to be transacted at the meeting;

39.4.3	both in his own capacity as a member and as a proxy duly appointed by one or more members entitled to attend and vote upon the business to be transacted at the meeting; or

39.4.4	as a proxy duly appointed by two or more members entitled to attend and vote upon the business to be transacted at the meeting,

is a quorum.

40. Chairing General Meetings

40.1	If the directors have appointed a chairman, the chairman shall chair general meetings if present and willing to do so.

40.2	If the chairman is absent and the directors have appointed a vice, deputy or assistant chairman, then the senior of them shall act as the chairman.

40.3	If the directors have not appointed a chairman (or vice, deputy or assistant chairman), or if the chairman (or deputy or assistant chairman) is unwilling to chair the meeting or is not present within ten minutes of the time at which a meeting was due to start:

40.3.1	the directors present; or

40.3.2	(if no directors are present), the meeting,

must appoint a director or member to chair the meeting. If only one director is present and willing and able to act, he shall be the chairman. The appointment of the chairman of the meeting must be the first business of the meeting.

40.4	The person chairing a meeting in accordance with this article is referred to as the “chairman of the meeting”.

41. Conduct of Meeting

41.1	Without prejudice to any other power which he may have under the articles or at common law, the chairman of the meeting may take such action as he thinks fit to promote the orderly conduct of the business of the meeting as specified in the notice of meeting. His decision on matters of procedure or arising incidentally from the business of the meeting will be final, as will be his decision as to whether any matter is of such a nature.

41.2	If it appears to the chairman of the meeting that the meeting place specified in the notice calling the meeting is inadequate to accommodate all members entitled and wishing to attend, the meeting shall be duly constituted and its proceedings valid if the chairman is satisfied that adequate facilities are available to ensure that a member who is unable to be accommodated is able to:

41.2.1	participate in the business for which the meeting has been called;

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41.2.2	exercise his rights to speak and to vote at the meeting in accordance with article 37;

41.2.3	where the facilities are made available to accommodate members attending a physical meeting:

(a)	hear and see all persons present who speak (whether by the use of microphones, loud speakers, audio visual communications equipment or otherwise), whether in the meeting place or elsewhere; and

(b)	be heard and seen by all other persons present in the same way.

42. Attendance and Speaking by Directors and Non-Members

42.1	Directors may attend and speak at general meetings whether or not they are members.

42.2	The chairman of the meeting may permit other persons who are not:

42.2.1	members of the Company, or

42.2.2	otherwise entitled to exercise the rights of members in relation to general meetings,

to attend and speak at a general meeting if he considers it will assist the deliberations of the meeting.

43. Dissolution and Adjournment if Quorum Not Present

43.1	If a general meeting was requisitioned by members and the persons attending the meeting within 30 minutes of the time at which the meeting was due to start (or such longer time as the chairman of the meeting decides to wait) do not constitute a quorum, or if during the meeting a quorum ceases to be present, the meeting is dissolved.

43.2	In the case of a general meeting other than one requisitioned by members, if the persons attending the meeting within 30 minutes of the time at which the meeting was due to start (or such longer time as the chairman of the meeting decides to wait) do not constitute a quorum, or if during the meeting a quorum ceases to be present, the chairman of the meeting must adjourn it.

43.3	The continuation of a general meeting adjourned under article 43.2 for lack of quorum is to take place either:

43.3.1	on a day that is not less than 14 days but not more than 28 days after it was adjourned and at a time and/or place specified for the purpose in the notice calling the meeting; or

43.3.2	where no such arrangements have been specified, on a day that is not less than 14 days but not more than 28 days after it was adjourned and at such time and/or place as the chairman of the meeting decides (or, in default, the directors decide).

43.4	In the case of a general meeting to take place under article 43.3.2, the Company must give not less than seven clear days’ notice of any adjourned meeting and the notice must state the quorum requirement.

43.5	At an adjourned meeting the quorum is one qualifying person present and entitled to vote. If a quorum is not present within five minutes from the time fixed for the start of the meeting, the adjourned meeting is dissolved.

44. Adjournment if Quorum Present

44.1	The chairman may, with the consent of a general meeting at which a quorum is present (and must, if so directed by the meeting), adjourn a meeting from time to time and from place to place or for an indefinite period.

44.2	Without prejudice to any other power which he may have under the provisions of the articles or at common law, the chairman of the meeting may, without the consent of the general meeting, interrupt or adjourn a meeting from time to time and from place to place or for an indefinite period if he decides that it has become necessary to do so in order to:

44.2.1	secure the proper and orderly conduct of the meeting;

44.2.2	give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting; or

44.2.3	ensure that the business of the meeting is properly disposed of.

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45. Notice of Adjourned Meeting

45.1	Whenever a general meeting is adjourned for 28 days or more or for an indefinite period under article 44 at least seven clear days’ notice shall be given to:

45.1.1	the members (other than any who, under the provisions of the articles or the terms of allotment or issue of the shares, are not entitled to receive notice);

45.1.2	the directors;

45.1.3	beneficial owners nominated to enjoy information rights under the Act; and

45.1.4	the auditors.

Except in these circumstances it is not necessary to give notice of a general meeting adjourned under article 44 or of the business to be transacted at the adjourned meeting.

45.2	The directors may decide that persons entitled to receive notice of an adjourned meeting in accordance with this article 45 are those persons entered on the register at the close of business on a day chosen by the directors.

45.3	Subject to the Act and any other applicable rules, the directors may decide that persons entitled to attend or vote at an adjourned meeting are those on the register at the close of business on a day chosen by the directors.

46. Business at Adjourned Meeting

46.1	No business may be transacted at an adjourned general meeting which could not properly have been transacted at the meeting if the adjournment had not taken place.

VOTING AT GENERAL MEETINGS

47. Voting: General

47.1	Unless otherwise decided by the directors, a resolution put to the vote of a general meeting must be decided on a poll taken at the meeting.

47.2	Subject to special rights or restrictions as to voting attached to any class of shares by or in accordance with the articles, where voting is conducted by way of a poll at a meeting, every qualifying member present and entitled to vote on the resolution has one vote in respect of each share held by the relevant member.

47.3	In the case of joint holders of a share, only the vote of the senior holder who votes (or any proxy duly appointed by him) may be counted by the Company.

47.4	A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) that he is or may be suffering from mental disorder or is otherwise incapable of running his affairs may vote by his guardian, receiver, curator bonis or other person authorised for that purpose and appointed by the court. A guardian, receiver, curator bonis or other person authorised for that purpose and appointed by the court may vote by proxy if evidence (to the satisfaction of the directors) of the authority of the person claiming to exercise the right to vote is received at the registered office of the Company (or at another place specified in accordance with the articles for the delivery or receipt of forms of appointment of a proxy) or in any other manner specified in the articles for the appointment of a proxy within the time limits prescribed by the articles for the appointment of a proxy for use at the meeting or adjourned meeting.

47.5	In the case of an equality of votes, the chairman of the meeting shall not be entitled to a casting vote.

47.6	The Company is not obliged to verify that a proxy or corporate representative has acted in accordance with the terms of his appointment and any failure to so act in accordance with the terms of his appointment shall not affect the validity of any proceedings at a meeting of the Company.

48. Errors and Disputes

48.1	No objection may be raised to the qualification of a voter or to the counting of, or failure to count, a vote except at the meeting or adjourned meeting at which the vote objected to is tendered. Every vote not disallowed at the meeting is valid.

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48.2	Any such objection must be referred to the chairman of the meeting whose decision is final. An objection only invalidates the decision of a meeting if in the opinion of the chairman of the meeting, it is of sufficient magnitude to affect the decision of the meeting.

49. Procedure on a Poll

49.1	Subject to the articles, polls at general meetings must be taken when, where and in such manner as the chairman of the meeting directs.

49.2	The chairman of the meeting may appoint scrutineers (who need not be members) and decide how and when the result of the poll is to be declared.

49.3	The result of a poll shall be the decision of the general meeting in respect of the resolution on which voting is conducted by way of a poll.

49.4	On a poll taken at a general meeting of the Company, a qualifying person present and entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

50. Appointment of Proxy

50.1	A member may appoint another person as his proxy to exercise all (or any) of his rights to attend and to speak and to vote on:

50.1.1	a resolution;

50.1.2	an amendment of a resolution; or

50.1.3	on other business arising at a general meeting of the Company.

Unless the contrary is stated in it, the appointment of a proxy shall be deemed to confer authority to exercise all such rights, as the proxy thinks fit.

50.2	A member may appoint more than one proxy in relation to a general meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by the member.

50.3	When two or more valid but differing appointments of proxy are received for the same share for use at the same general meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.

50.4	A proxy need not be a member.

50.5	The appointment of a proxy shall (unless the contrary is stated in it) be valid for an adjournment of the general meeting as well as for the meeting to which it relates.

50.6	The appointment of a proxy shall be valid for 12 months from the date of execution or, in the case of an appointment of proxy delivered by electronic means, for 12 months from the date of delivery unless otherwise specified by the directors.

50.7	Subject to the Act and any other applicable rules, the Company may send a form of appointment of proxy to all or none of the persons entitled to receive notice of and to vote at a meeting.

51. Content of Proxy Notices

51.1	Subject to article 51.2, the appointment of a proxy (a “proxy notice”) shall be in writing in any usual form (or in another form approved by the directors) and shall be:

51.1.1	signed by the appointor or his duly appointed attorney; or

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51.1.2	if the appointor is a company, executed under its seal or signed by its duly authorised officer or attorney or other person authorised to sign.

51.2	Subject to the Act, the directors may accept a proxy notice received by electronic means on such terms and subject to such conditions as they consider fit.

51.3	A proxy notice received by electronic means shall not be subject to the requirements of article 51.1.

51.4	For the purposes of articles 51.1 and 51.2, the directors may require such reasonable evidence they consider necessary to determine:

51.4.1	the identity of the member and the proxy; and

51.4.2	where the proxy is appointed by a person acting on behalf of the member, the authority of that person to make the appointment.

52. Delivery of Proxy Notices

52.1	Any notice of a general meeting must specify the address or addresses (“proxy notification address”) at which the Company or its agents will receive proxy notices relating to that meeting, or any adjournment of it, delivered in hard copy or by electronic means.

52.2	A person who is entitled to attend, speak or vote at a general meeting remains so entitled in respect of that meeting or any adjournment of it, even though a valid proxy notice has been received by the Company by or on behalf of that person.

52.3	Subject to articles 52.4 and 52.5, a proxy notice must be received at a proxy notification address not less than 48 hours (excluding any part of a day that is not a working day) before the general meeting or adjourned meeting to which it relates.

52.4	In the case of a general meeting adjourned for not more than 48 hours, the proxy notice must be received by not later than the adjourned meeting.

52.5	In the case of a meeting adjourned for less than 28 days but more than 48 hours, the proxy notice must be received at a proxy notification address not less than 24 hours (excluding any part of a day that is not a working day) before the time appointed for the holding of the adjourned meeting.

53. Corporate Representatives

53.1	In accordance with the Act, a corporation which is a member may, by resolution of its directors or other governing body, authorise a person or persons to act as its representative or representatives at any general meeting of the Company (a “corporate representative”).

53.2	A director, the secretary or other person authorised for the purpose by the secretary may require a corporate representative to produce a certified copy of the resolution of authorisation before permitting the corporate representative to exercise his powers.

54. Termination of Authority

54.1	The termination of the authority of a person to act as proxy or as a corporate representative does not affect:

54.1.1	whether he counts in deciding whether there is a quorum at a general meeting;

54.1.2	the validity of anything he does as chairman of a meeting; or

54.1.3	the validity of a vote given by that person,

unless the Company receives notice of the termination at the proxy notification address not later than the last time at which a proxy notice should have been received in order to be valid for use at the relevant meeting or adjourned meeting.

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55. Amendments to Resolutions

55.1	No amendment to a resolution duly proposed as a members’ ordinary resolution (other than an amendment to correct a grammatical or other non-substantive error) may be considered or voted on unless:

55.1.1	(i) at least 48 hours (excluding any part of a day that is not a working day) before the time appointed for holding the general meeting or adjourned meeting at which the members’ ordinary resolution is to be considered, notice of the terms of the amendment and intention to move it has been received at the registered office of the Company; or (ii) the chairman of the meeting in his absolute discretion decides that the amendment may be considered or voted on; and

55.1.2	the proposed amendment does not, in the opinion of the chairman of the meeting, materially alter the scope of the resolution.

55.2	If an amendment proposed to a members’ resolution under consideration is ruled out of order by the chairman of the meeting the proceedings on the substantive resolution are not invalidated by an error in his ruling.

55.3	A special resolution of the members to be proposed at a general meeting may be amended by a members’ ordinary resolution, if:

55.3.1	the chairman of the meeting proposes the amendment at the general meeting at which the special resolution is to be proposed; and

55.3.2	the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the special resolution.

55.4	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a members’ resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

RESTRICTIONS ON MEMBERS’ RIGHTS

56. No Voting of Shares on Which Money Owed to Company

Unless the directors decide otherwise, no voting rights (or other rights conferred by membership in relation to a meeting) attached to a share may be exercised at any general meeting or at any adjournment of it unless all amounts payable to the Company in respect of that share have been paid.

APPLICATION OF RULES TO CLASS MEETINGS AND RIGHTS

57. Variation of Class Rights

57.1	Subject to the Act, the rights attached to a class of shares may be varied or abrogated (whether or not the Company is being wound up) either with the consent in writing of the holders of at least three quarters in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares) or with the sanction of a special resolution passed at a separate meeting of the holders of the issued shares of that class validly held in accordance with article 57.3 and other relevant provisions of the articles.

57.2	The rights attached to a class of shares are not, unless otherwise expressly provided for in the rights attaching to those shares, deemed to be varied by the creation, allotment or issue of further shares ranking pari passu with or subsequent to them or by the purchase or redemption by the Company of its own shares in accordance with the Act.

57.3	Subject to sections 334(2), 334(2A) and section 334(3) of the Act, a separate meeting for the holders of a class of shares must be called and conducted as nearly as possible in the same way as a general meeting, except that:

57.3.1	no member is entitled to notice of it or to attend unless he is a holder of shares of that class;

57.3.2	no vote may be cast except in respect of a share of that class;

57.3.3	the quorum at a meeting (other than an adjourned meeting) is two qualifying persons present and holding at least one-third in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares);

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57.3.4	the quorum at an adjourned meeting is one qualifying person present and holding shares of that class; and

57.3.5	any qualifying person holding shares of that class present may demand a poll.

58. Failure to Disclose Interests in Shares

58.1	Where notice is served by the Company under section 793 of the Act (a “section 793 notice”) on a member, or another person appearing to be interested in shares held by that member, and the member or other person has failed in relation to any shares (the “default shares”, which expression includes any shares allotted or issued after the date of the section 793 notice in respect of those shares) to give the Company the information required within the prescribed period from the date of service of the section 793 notice, the following sanctions apply, unless the directors otherwise decide:

58.1.1	the member shall not be entitled in respect of the default shares to be present or to vote (either in person, by proxy or by corporate representative) at a general meeting or at a separate meeting of the holders of a class of shares; and

58.1.2	where the default shares represent at least 0.25 per cent. in nominal value of the issued shares of their class (excluding any share of their class held as treasury shares):

(a)	a dividend (or any part of a dividend) or other amount payable in respect of the default shares shall be withheld by the Company, which has no obligation to pay interest on it, and the member shall not be entitled to elect, under article 97, to receive shares instead of a dividend; and

(b)	no transfer of any default shares shall be registered unless the transfer is an excepted transfer or:

(i)	the member is not himself in default in supplying the information required; and

(ii)	the member proves to the satisfaction of the directors that no person in default in supplying the information required is interested in any of the shares the subject of the transfer.

58.2	The sanctions under article 58.1 cease to apply seven days after the earlier of:

58.2.1	receipt by the Company of notice of an excepted transfer, but only in relation to the shares thereby transferred; and

58.2.2	receipt by the Company, in a form satisfactory to the directors, of all the information required by the section 793 notice.

58.3	Where, on the basis of information obtained from a member in respect of a share held by him, the Company issues a section 793 notice to another person, it shall at the same time send a copy of the section 793 notice to the member, but the accidental omission to do so, or the non-receipt by the member of the copy, does not invalidate or otherwise affect the application of article 58.1.

58.4	For the purposes of this article 58:

58.4.1	a person, other than the member holding a share, shall be treated as appearing to be interested in that share if the member has informed the Company that the person is or may be interested, or if the Company (after taking account of information obtained from the member or, under a section 793 notice, from anyone else) knows or has reasonable cause to believe that the person is or may be so interested;

58.4.2	“interested” shall be construed as it is for the purpose of section 793 of the Act;

58.4.3	reference to a person having failed to give the Company the information required by a section 793 notice, or being in default in supplying such information, includes:

(a)	reference to his having failed or refused to give all or any part of it; and

(b)	reference to his having given information which he knows to be false in a material particular or having recklessly given information which is false in a material particular;

58.4.4	the “prescribed period” means 14 days; and

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58.4.5	an “excepted transfer” means, in relation to shares held by a member:

(a)	a transfer pursuant to acceptance of a takeover offer for the Company (within the meaning of section 974 of the Act); or

(b)	a transfer in consequence of a sale made through a recognised investment exchange (as defined in the FSMA) or through any stock exchange on which shares in the capital of the Company are normally traded; or

(c)	a transfer which is shown to the satisfaction of the directors to be made in consequence of a sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member or with any other person appearing to be interested in the shares.

58.5	The provisions of this article are in addition and without prejudice to the provisions of the Act.

PART 4

SHARES AND DISTRIBUTIONS

ISSUE OF SHARES

59. Allotment

59.1	Subject to the Act and relevant authority given by the members in general meeting, the directors have general and unconditional authority to allot, grant options over, or otherwise dispose of, unissued shares of the Company or rights to subscribe for or convert any security into shares, to such persons, at such times and on such terms as the directors may decide, except that no share may be issued at a discount.

59.2	The directors have general and unconditional authority, pursuant to section 551 of the Act, to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company to an aggregate nominal amount equal to the general allotment amount for (as the case may be) the first period and thereafter, each subsequent period.

59.3	By the authority conferred by article 59.2, the directors may during a period which is the first period or a subsequent period, make offers and enter into agreements before the authority expires which would, or might, require shares in the Company to be allotted or rights to subscribe for or convert any security in the Company to be granted after the authority expires and the directors may allot such shares or grant such rights under any such offer or agreement as if the authority had not expired.

59.4	The directors have general power, pursuant to section 570 of the Act, to allot equity securities for cash pursuant to the authority conferred by article 59.2 and/or where the allotment constitutes an allotment of equity securities by virtue of section 560(2) of the Act, in each case free of the restriction in section 561(1) of the Act for (as the case may be) the first period and thereafter, each subsequent period. This power is limited to the allotment of equity securities up to a nominal amount equal to the pre-emption disapplication amount.

59.5	By the power conferred by article 59.4, the directors may, during a period which is a first period or a subsequent period, make offers and enter into agreements which would, or might, require equity securities to be allotted after the power expires and the directors may allot equity securities under any such offer or agreement as if the power had not expired.

59.6	In this article 59:

59.6.1	“first period” means the period commencing on the date of the granting of the authority referred to in article 59.2 or the power referred to in article 59.4 (as the case may be), either pursuant to the articles or a resolution of the members (the “original authority”), and expiring on the date on which a resolution of the members to renew such authorities (or either of them, respectively) is passed or the fifth anniversary of the date of the original authority, whichever is the earlier;

59.6.2	“general allotment amount” means, for the first period, EUR91,000,000.00 and, for a subsequent period, the amount stated in the relevant ordinary or special resolution and identified as the general allotment amount;

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59.6.3	“pre-emption disapplication amount” means, for the first period, EUR91,000,000.00 and, for a subsequent period, the amount stated in the relevant special resolution;

59.6.4	“subsequent period” means any period starting on or after the expiry of the first period for which the authority conferred by:

(a)	article 59.2 is renewed by ordinary or special resolution stating the general allotment amount; or

(b)	article 59.4 is renewed by special resolution stating the pre-emption disapplication amount; and

59.6.5	the nominal amount of securities is, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of shares which may be allotted pursuant to those rights.

59.7	The directors may at any time after the allotment of a share, but before a person has been entered in the register as the holder of the share, recognise a renunciation of the share by the allottee in favour of another person and may grant to an allottee a right to effect a renunciation on such terms and conditions as the directors think fit.

60. Powers to Issue Different Classes of Share

60.1	Subject to the Act, any other applicable rules and the articles, but without prejudice to the rights attached to any existing share, the Company may issue shares with such rights or restrictions as may be determined by ordinary resolution of the members. If no such resolution is passed or if the relevant resolution does not make specific provision, the directors may determine these rights and restrictions.

60.2	Subject to the Act and any other applicable rules, the Company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the Company or the holder, and the directors may determine the terms, conditions and manner of redemption of any such shares.

61. Rights and Restrictions Attaching to Shares

Ordinary Shares

61.1	The Ordinary Shares shall entitle the holders thereof to the rights set out below.

Dividend

61.2	Subject to the Act, the directors may declare and pay dividends on the Ordinary Shares in accordance with articles 90 to 98.

Return of capital

61.3	On a return of capital on a winding-up or otherwise, any surplus assets of the Company available for distribution shall be distributed to each holder of an Ordinary Share pro rata to its shareholding.

Votes

61.4	Subject to article 58, each holder of an Ordinary Share shall have one vote for every Ordinary Share of which it is the holder.

Pre-emption right

61.5	Subject to the Act and any other applicable rules, if Ordinary Shares are to be allotted, each holder of an Ordinary Share holds a pre-emption right to acquire a proportion of such Ordinary Shares equal to the aggregate nominal value of its Ordinary Shares in proportion to the aggregate nominal value of all Ordinary Shares immediately prior to such allotment.

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Sterling Non-Voting Shares

61.6	The Sterling Non-Voting Shares shall entitle the holders thereof to the rights set out below.

Dividend

61.7	The holders of the Sterling Non-Voting Shares shall not be entitled to participate in the profits of the Company.

Return of capital

61.8	On a return of capital of the Company on a winding up or otherwise, the holders of the Sterling Non-Voting Shares shall be entitled to receive out of the assets of the Company available for distribution to its shareholders the sum of, in aggregate, £1 but shall not be entitled to any further participation in the assets of the Company.

Votes

61.9	The Sterling Shareholder shall have no right to attend, speak or vote, either in person or by proxy, at any general meeting of the Company or any meeting of a class of members of the Company in respect of the Sterling Non-Voting Shares (save where required by law) and shall not be entitled to receive any notice of meeting.

Transfer

61.10	The Sterling Non-Voting Shares shall not be transferable save with the prior consent of the directors.

Redemption or repurchase

61.11	The Company may redeem the Sterling Non-Voting Shares for nil consideration at any time.

Rights and restrictions

61.12	If rights and restrictions attaching to shares are determined by ordinary resolution of the members or by the directors under article 60, those rights and restrictions shall apply in place of any rights or restrictions that would otherwise apply by virtue of the Act in the absence of any provisions in the articles, as if those rights and restrictions were set out in the articles.

62. Sterling Shareholder

62.1	Subject to the provisions of the Act, but without prejudice to any indemnity to which the Sterling Shareholder may otherwise be entitled, the Sterling Shareholder is entitled to be indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by it as a result of investigating, defending or settling a claim made against it in its capacity as Sterling Shareholder by the Company or any of the members (or any person interested in shares) unless and to the extent that such costs, charge, loss or liability is due to the fraud, negligence or wilful default of the Sterling Shareholder.

62.2	Save as otherwise expressly provided in the articles, the Sterling Shareholder shall not be liable to the Company in respect of anything done or omitted to be done by it in its capacity as the Sterling Shareholder under or in relation to any of the articles otherwise than by reason of its own fraud, negligence or wilful default.

62.3	The Sterling Shareholder:

62.3.1	does not owe any duty to any member (or any person interested in shares);

62.3.2	shall be immune from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process brought against it by any member (or any person interested in shares); and

62.3.3	shall not be liable to any member (or any person interested in shares),

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in respect of anything done or omitted to be done by it in its capacity as the Sterling Shareholder otherwise than by reason of its own fraud, negligence or wilful default.

62.4	Without prejudice to article 62.2, no member (or any person interested in shares) shall commence proceedings against the Sterling Shareholder in respect of any action or omission of the Sterling Shareholder in its capacity as the Sterling Shareholder which is in accordance with the articles. If the Sterling Shareholder ceases to act for any reason, the directors shall be entitled, but not obliged, to appoint a replacement to act as Sterling Shareholder.

63. Payment of Commissions on Subscription for Shares

63.1	Subject to the Act, the Company may pay any person a commission in consideration for that person:

63.1.1	subscribing, or agreeing to subscribe, for shares; or

63.1.2	procuring, or agreeing to procure, subscriptions for shares.

63.2	Subject to the Act, any such commission may be paid:

63.2.1	in cash, or in fully paid or partly paid shares or other securities, or partly in one way and partly in the other; and

63.2.2	in respect of a conditional or an absolute subscription.

64. Purchase of Own Shares

64.1	Subject to, and in accordance with, the provisions of the Act, the Company is authorised generally and unconditionally to purchase any of its own shares of any class (including redeemable shares) on the terms of any buyback contract approved by the members (or otherwise as may be permitted by the Act).

64.2	Subject to article 64.1, the directors may, at their absolute discretion, determine the terms and conditions of any such buyback contract as they see fit.

64.3	The authority conferred by article 64.1 shall expire on the fifth anniversary of the date of adoption of the articles unless a resolution of the members to renew or vary such authority is passed prior to its expiry.

INTERESTS IN SHARES

65. Company Not Bound by Less than Absolute Interests

Except as required by law or the articles, no person is to be recognised by the Company as holding any share upon any trust and the Company is not in any way to be bound by or recognise any interest in a share other than the holder’s absolute ownership of it and all the rights attaching to it.

SHARE CERTIFICATES

66. Certificates to be issued except in certain cases

66.1	Except where otherwise provided in the articles, the Company must issue each member with one or more certificates in respect of the shares which that member holds within two months of allotment or lodgement with the Company of a transfer to him of those shares or any other period as the terms of issue of the shares provide.

66.2	This article does not apply to:

66.2.1	shares in respect of which a share warrant has been issued; or

66.2.2	shares in respect of which the Companies Acts permit the Company not to issue a certificate; or

66.2.3	Sterling Non-Voting Shares.

66.3	Except as otherwise specified in the articles, all certificates must be issued free of charge.

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66.4	No certificate may be issued in respect of shares of more than one class.

66.5	If more than one person holds a share, only one certificate may be issued in respect of it. Delivery of a certificate to the senior holder shall constitute delivery to all of the holders of the share.

67. Contents and Execution of Certificates

67.1	Every certificate must specify:

67.1.1	in respect of how many shares and of what class it is issued;

67.1.2	the nominal value of those shares;

67.1.3	the amount paid up on them; and

67.1.4	any distinguishing numbers assigned to them.

67.2	Certificates must:

67.2.1	be executed under the Company’s seal, which may be affixed or printed on it; or

67.2.2	be otherwise executed in accordance with the Companies Acts.

68. Consolidated Certificates

68.1	When a member’s holding of shares of a particular class increases, the Company may issue that member with:

68.1.1	a single, consolidated certificate in respect of all the shares of a particular class which that member holds; or

68.1.2	a separate certificate in respect of only those shares by which that member’s holding has increased.

68.2	When a member’s holding of shares of a particular class is reduced, the Company must ensure that the member is issued with one or more certificates in respect of the number of shares held by the member after that reduction. But the Company need not (in the absence of a request from the member) issue any new certificate if:

68.2.1	all the shares which the member no longer holds as a result of the reduction; and

68.2.2	none of the shares which the member retains following the reduction,

were, immediately before the reduction, represented by the same certificate.

68.3	A member may request the Company, in writing, to replace:

68.3.1	the member’s separate certificates with a consolidated certificate, or

68.3.2	the member’s consolidated certificate with two or more separate certificates representing such proportion of the shares as the member may specify.

68.4	When the Company complies with such a request it may charge such reasonable fee as the directors may decide for doing so.

68.5	A consolidated certificate or separate certificates must not be issued unless any certificates which they are to replace have first been returned to the Company for cancellation or the holder has complied with such conditions as to evidence and indemnity as the directors decide.

69. Replacement Certificates

69.1	Subject to having first complied with the obligations in articles 69.2.2 and 69.2.3, if a certificate issued in respect of a member’s shares is:

69.1.1	damaged or defaced; or

69.1.2	said to be lost, stolen or destroyed,

that member is entitled to be issued with a replacement certificate in respect of the same shares.

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69.2	A member exercising the right to be issued with such a replacement certificate:

69.2.1	may at the same time exercise the right to be issued with a single certificate or separate certificates;

69.2.2	must return the certificate which is to be replaced to the Company if it is damaged or defaced; and

69.2.3	must comply with such conditions as to evidence, indemnity and the payment of a reasonable fee as the directors decide.

PARTLY PAID SHARES

70. Company’s Lien Over Partly Paid Shares

70.1	The Company has a lien (the “company’s lien”) over every share which is partly paid for any part of:

70.1.1	that share’s nominal value; and

70.1.2	any premium at which it was issued,

which has not been paid to the Company, and which is payable immediately or at some time in the future, whether or not a call notice has been sent in respect of it.

70.2	The company’s lien over a share:

70.2.1	takes priority over any third party’s interest in that share; and

70.2.2	extends to any dividend or other money payable by the Company in respect of that share and (if the lien is enforced and the share is sold by the Company) the proceeds of sale of that share.

70.3	The directors may at any time decide that a share which is or would otherwise be subject to the Company’s lien shall not be subject to it, either wholly or in part. Unless otherwise agreed with the transferee, the registration of a transfer of a share operates as a waiver of the Company’s lien (if any) on that share solely for the purposes of the transfer.

71. Enforcement of the Company’s Lien

71.1	Subject to the provisions of this article, if:

71.1.1	a lien enforcement notice has been given in respect of a share; and

71.1.2	the person to whom the notice was given has failed to comply with it,

the Company may sell that share in such manner as the directors decide.

71.2	A lien enforcement notice:

71.2.1	must be in writing;

71.2.2	may only be given in respect of a share which is subject to the company’s lien, in respect of which a sum is payable and the due date for payment of that sum has passed;

71.2.3	must specify the share concerned;

71.2.4	must require payment of the sum payable within 14 days of the notice;

71.2.5	must be addressed either to the holder of the share or to a person entitled to it by reason of the holder’s death, bankruptcy or otherwise; and

71.2.6	must state the company’s intention to sell the share if the notice is not complied with.

71.3	Where shares are sold under this article:

71.3.1	the directors may authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser; and

71.3.2	the transferee is not bound to see to the application of the purchase money, and the transferee’s title is not affected by any irregularity in or invalidity of the process leading to the sale.

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71.4	The net proceeds of any such sale (after payment of the costs of sale and any other costs of enforcing the lien) must be applied:

71.4.1	first, in payment or towards satisfaction of the amount in respect of which the lien exists; and

71.4.2	secondly, to the person entitled to the shares immediately before the sale, but only after the certificate for the shares sold has been surrendered to the Company for cancellation, or a suitable indemnity has been given for any lost certificates.

71.5	A statutory declaration by a director or the secretary that the declarant is a director or the secretary and that a share has been sold to satisfy the Company’s lien on a specified date:

71.5.1	is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share; and

71.5.2	subject to compliance with any other formalities of transfer required by the articles or by law, constitutes a good title to the share.

72. Call Notices for Partly Paid Shares

72.1	Subject to the articles and the terms on which shares are allotted, the directors may send a notice (a “call notice”) to a member requiring the member to pay the Company a specified sum of money (a “call”) which is payable in respect of shares which that member holds at the date of the call notice.

72.2	A call notice:

72.2.1	may not require a member to pay a call which exceeds the total sum unpaid on that member’s shares (whether as to the share’s nominal value or any amount payable to the Company by way of premium);

72.2.2	must state the date by which it is to be paid (the “due date for payment”) and how any call to which it relates it is to be paid; and

72.2.3	may permit or require the call to be paid by instalments.

72.3	A member must comply with the requirements of a call notice, but no member is obliged to pay any call before 14 days have passed since the notice was given.

72.4	Before the Company has received any call due under a call notice the directors may:

72.4.1	revoke it wholly or in part; or

72.4.2	specify a later time for payment than is specified in the call notice,

by a further notice in writing to the member in respect of whose shares the call is made.

72.5	Delivery of a call notice to the senior holder shall constitute delivery to all of the holders of the share.

73. Liability to Pay Calls for Partly Paid Shares

73.1	Liability to pay a call is not extinguished or transferred by transferring the shares in respect of which it is required to be paid.

73.2	Joint holders of a share are jointly and severally liable to pay all calls in respect of that share.

73.3	Subject to the terms on which shares are allotted, the directors may, when issuing shares, provide that call notices sent to the holders of those shares may require them:

73.3.1	to pay calls which are not the same; or

73.3.2	to pay calls at different times.

74. When Call Notice for Partly Paid Shares Need not be Issued

74.1	A call notice need not be issued in respect of sums which are specified, in the terms on which a share is issued, as being payable to the Company in respect of that share (whether in respect of nominal value or premium):

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74.1.1	on allotment;

74.1.2	on the occurrence of a particular event; or

74.1.3	on a date fixed by or in accordance with the terms of issue,

each a “due date for payment”.

74.2	But if the due date for payment of such a sum has passed and it has not been paid, the holder of the share concerned at the due date for payment is treated in all respects as having failed to comply with a call notice in respect of that sum, and is liable to the same consequences as a person having failed to comply with a call notice as regards the payment of interest and forfeiture.

75. Failure to Comply with Call Notice: Automatic Consequences

75.1	If a person is liable to pay a call and fails to do so by the due date for payment:

75.1.1	the directors may issue a notice of intended forfeiture to that person; and

75.1.2	until the call is paid, that person must pay the Company interest on the call from the due date for payment to the actual date of payment (both dates inclusive) at the relevant rate.

75.2	For the purposes of this article the “relevant rate” is:

(a)	the rate fixed by the terms on which the share in respect of which the call is due was allotted or issued; or

(b)	if no rate is fixed under (a), such other rate as was fixed in the call notice which required payment of the call, or has otherwise been determined by the directors; or

(c)	if no rate is fixed in either of these ways, 5 per cent. per annum.

75.3	The relevant rate must not exceed 20 per cent. per annum.

75.4	The directors may waive any obligation to pay interest on a call wholly or in part.

76. Payment of Uncalled Amount in Advance

76.1	The directors may, in their discretion, accept from a member some or all of the uncalled amounts which are unpaid on shares held by him.

76.2	A payment in advance of a call extinguishes, to the extent of the payment, the liability of the member on the shares in respect of which the payment is made.

76.3	The Company may pay interest on the amount paid in advance (or that portion of it that exceeds the amount called on shares).

76.4	The directors may decide this interest rate which must not exceed 20 per cent. per annum.

77. Notice of Intended Forfeiture

77.1	A notice of intended forfeiture:

77.1.1	must be in writing;

77.1.2	may be sent in respect of any share in respect of which a call has not been paid as required by a call notice;

77.1.3	must be sent to the holder of that share or to a person entitled to it by reason of the holder’s death, bankruptcy or otherwise;

77.1.4	must require payment of the call and any accrued interest (and all costs, charges and expenses incurred by the Company by reason of non-payment) by a date which is not less than 14 days after the date of the notice;

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77.1.5	must state how the payment is to be made; and

77.1.6	must state that if the notice is not complied with, the shares in respect of which the call is payable will be liable to be forfeited.

78. Directors’ Power to Forfeit Shares

If a notice of intended forfeiture is not complied with before the date by which payment (including interest, costs, charges and expenses) of the call is required in the notice of intended forfeiture, the directors may decide that any share in respect of which it was given is forfeited, and the forfeiture is to include all dividends or other moneys payable in respect of the forfeited shares and not paid before the forfeiture.

79. Effect of Forfeiture

79.1	Subject to the articles, the forfeiture of a share extinguishes:

79.1.1	all interests in that share, and all claims and demands against the Company in respect of it, and

79.1.2	all other rights and liabilities incidental to the share as between the person whose share it was prior to the forfeiture and the Company.

79.2	Any share which is forfeited in accordance with the articles:

79.2.1	is deemed to have been forfeited when the directors decide that it is forfeited;

79.2.2	is deemed to be the property of the Company; and

79.2.3	may be sold, re-allotted or otherwise disposed of as the directors think fit.

79.3	If a person’s shares have been forfeited:

79.3.1	the Company must send that person notice that forfeiture has occurred, but no forfeiture is invalidated by an omission to give such notice, and record it in the register of members;

79.3.2	that person ceases to be a member in respect of those shares;

79.3.3	that person must surrender the certificate (if any) for the shares forfeited to the Company for cancellation;

79.3.4	that person remains liable to the Company for all sums payable by that person under the articles at the date of forfeiture in respect of those shares, including any interest at the relevant rate set out in article 76 (whether accrued before or after the date of forfeiture) and costs, charges and expenses; and

79.3.5	the directors may waive payment of such sums wholly or in part or enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

79.4	At any time before the Company disposes of a forfeited share, the directors may decide to cancel the forfeiture on payment of all calls and interest due in respect of it and on such other terms as they think fit.

80. Procedure Following Forfeiture

80.1	If a forfeited share is to be disposed of by being transferred, the Company may receive the consideration for the transfer and the directors may authorise any person to transfer a forfeited share to a new holder. The Company may register the transferee as the holder of the share.

80.2	A statutory declaration by a director or the secretary that the declarant is a director or the secretary and that a share has been forfeited on a specified date:

80.2.1	is conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share; and

80.2.2	subject to compliance with any other formalities of transfer required by the articles or by law, constitutes a good title to the share.

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80.3	A person to whom a forfeited share is transferred is not bound to see to the application of the consideration (if any) nor is that person’s title to the share affected by any irregularity in or invalidity of the process leading to the forfeiture or transfer of the share.

80.4	If the Company sells a forfeited share, the person who held it prior to its forfeiture is entitled to receive from the Company the proceeds of such sale, net of any interest, expenses or commission, and excluding any amount which:

80.4.1	was, or would have become, payable; and

80.4.2	had not, when that share was forfeited, been paid by that person in respect of that share,

but no interest is payable to such a person in respect of such proceeds and the Company is not required to account for any money earned on them.

81. Surrender of Shares

81.1	A member may surrender any share:

81.1.1	in respect of which the directors may issue a notice of intended forfeiture;

81.1.2	which the directors may forfeit; or

81.1.3	which has been forfeited.

81.2	The directors may accept the surrender of any such share.

81.3	The effect of surrender of a share is the same as the effect of forfeiture of that share.

81.4	A share which has been surrendered may be dealt with in the same way as a share which has been forfeited.

UNTRACED SHAREHOLDERS

82. Power of Sale

82.1	The Company may sell the share of a member or of a person entitled by transmission at the best price reasonably obtainable at the time of sale, if:

82.1.1	during a period of not less than 12 years before the date of publication of the advertisements referred to in article 82.1.3 (or, if published on two different dates, the first date) (the “relevant period”) at least three cash dividends have become payable in respect of the share;

82.1.2	throughout the relevant period no cheque, warrant or money order payable on the share has been presented by the holder of, or the person entitled by transmission to, the share to the paying bank of the relevant cheque, warrant or money order, no payment made by the Company by any other means permitted by article 92.1 has been claimed or accepted and, so far as any director of the Company at the end of the relevant period is then aware, the Company has not at any time during the relevant period received any communication from the holder of, or person entitled by transmission to, the share;

82.1.3	the Company has given notice of its intention to sell the share by advertisement in a national newspaper and in a newspaper circulating in the area of the address of the holder of, or person entitled by transmission to, the share shown in the register; and

82.1.4	the Company has not, so far as the directors are aware, during a further period of three months after the date of the advertisements referred to in article 82.1.3 (or the later advertisement if the advertisements are published on different dates) and before the exercise of the power of sale received a communication from the holder of, or person entitled by transmission to, the share.

82.2	Where a power of sale is exercisable over a share under this article 82 (a “sale share”), the Company may at the same time also sell any additional share issued in right of such sale share or in right of such an additional share previously so issued provided that the requirements of articles 82.1.2 to 82.1.4 (as if the words “throughout the relevant period” were omitted from article 82.1.2) have been satisfied in relation to the additional share.

82.3

To give effect to a sale under articles 82.1 or 82.2, the directors may authorise any person to transfer the share in the name and on behalf of the holder of, or the person entitled by transmission to, the share, or to cause the transfer of

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such share, to the purchaser or his nominee. The purchaser is not bound to see to the application of the purchase money and the title of the transferee is not affected by an irregularity in or invalidity of the proceedings connected with the sale of the share.

83. Application of Proceeds of Sale

83.1	The Company shall be indebted to the member or other person entitled by transmission to the share for the net proceeds of sale and shall credit any amount received on sale to a separate account.

83.2	The Company is deemed to be a debtor and not a trustee in respect of that amount for the member or other person.

83.3	Any amount credited to the separate account may either be employed in the business of the Company or invested as the directors may think fit.

83.4	No interest is payable on that amount and the Company is not required to account for money earned on it.

TRANSFERS AND TRANSMISSION OF SHARES

84. Transfers of Shares

84.1	Subject to such restrictions in the articles and any other applicable rules, shares of the Company are free from any restriction on transfer. The directors may, in their absolute discretion, refuse to register a transfer of shares to any person, whether or not it is fully paid or a share on which the Company has a lien.

84.2	Shares may be transferred by means of an instrument of transfer in writing in any usual form or any other form approved by the directors, which is executed by or on behalf of:

84.2.1	the transferor; and

84.2.2	(if any of the shares is partly paid) the transferee.

84.3	The Company (at its option) may or may not charge a fee for registering:

84.3.1	the transfer of a share;

84.3.2	the renunciation of a renounceable letter of allotment or other document or instructions relating to or affecting the title to a share or the right to transfer it; or

84.3.3	for making any other entry in the register.

84.4	The transferor remains the holder of a share until the transferee’s name is entered in the register of members as holder of it.

84.5	If the directors refuse to register the transfer of a share, the instrument of transfer must be returned to the transferee as soon as practicable and in any event within two months after the date on which the transfer was lodged with the Company with the notice of refusal and reasons for refusal unless they suspect that the proposed transfer may be fraudulent.

84.6	Subject to article 108, the Company may retain all instruments of transfer which are registered.

84.7	The directors are authorised to establish such clearing and settlement procedures for the shares of the Company as they deem fit from time to time.

85. Transmission of Shares

85.1	If title to a share passes to a transmittee, the Company may only recognise the transmittee as having any title to a share held by that member alone or to which he was alone entitled. In the case of a share held jointly by two or more persons, the Company may recognise only the survivor or survivors as being entitled to it.

85.2	Nothing in these articles releases the estate of a deceased member from any liability in respect of a share solely or jointly held by that member.

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86. Transmittees’ Rights

86.1	Where a person becomes entitled by transmission to a share, the rights of the holder in relation to a share cease.

86.2	A transmittee may give an effective receipt for dividends and other sums payable in respect of that share.

86.3	A transmittee who produces such evidence of entitlement to shares, subject to the Act, as the directors may properly require:

86.3.1	may, subject to the articles, choose either to become the holder of those shares or to have them transferred to another person; and

86.3.2	subject to the articles, and pending any transfer of the shares to another person, has the same rights as the holder had.

86.4	But transmittees do not have the right to receive notice of or exercise rights conferred by membership in relation to meetings of the Company (or at a separate meeting of the holders of a class of shares) in respect of shares to which they are entitled by reason of the holder’s death or bankruptcy or otherwise, unless they become the holders of those shares.

87. Exercise of Transmittees’ Rights

87.1	Transmittees who wish to become the holders of shares to which they have become entitled must notify the Company in writing of that wish.

87.2	If the transmittee wishes to have the shares transferred to another person, the transmittee must execute an instrument of transfer in respect of it.

87.3	Any transfer made or executed under this article is to be treated as if it were made or executed by the person from whom the transmittee has derived rights in respect of the share, and as if the event which gave rise to the transmission had not occurred.

88. Transmittees Bound by Prior Notices

88.1	The directors may give notice requiring a person to make the choice referred to in article 86.3.1.

88.2	If that notice is not complied with within 60 days, the directors may withhold payment of all dividends and other sums payable in respect of the share until the choice has been made.

88.3	If a notice is given to a member in respect of shares and a transmittee is entitled to those shares, the transmittee is bound by the notice if it was given to the member before the transmittee’s name has been entered in the register.

CONSOLIDATION/DIVISION OF SHARES

89. Procedure for Disposing of Fractions of Shares

89.1	This article applies where:

89.1.1	there has been a consolidation and division or sub-division shares; and

89.1.2	as a result, members are entitled to fractions of shares.

89.2	Subject to the Act, the directors may, in effecting divisions and/or consolidations, treat a member’s shares held in certificated form and uncertificated form as separate holdings.

89.3	The directors may on behalf of the members deal with fractions as they think fit, in particular they may:

89.3.1	sell the shares representing the fractions to any person including (subject to the Act) the Company for the best price reasonably obtainable;

89.3.2	in the case of a certificated share, authorise any person to execute an instrument of transfer of the shares to the purchaser or a person nominated by the purchaser;

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89.3.3	distribute the net proceeds of sale in due proportion among the holders of the shares or, if the directors decide, some or all of the sum raised on sale may be retained for the benefit of the Company;

89.3.4	subject to the Act, allot or issue to a member, credited as fully paid, by way of capitalisation the minimum number of shares required to round up his holding of shares to a number which, following consolidation and division or sub-division, leaves a whole number of shares (such allotment or issue being deemed to have been effected immediately before consolidation and division or sub-division, as the case may be).

89.4	To give effect to a sale under article 89.3.1 the directors may arrange for the shares representing the fractions to be entered in the register as certificated shares.

89.5	The directors may authorise any person to transfer the shares to, or to the direction of, the purchaser.

89.6	The person to whom the shares are transferred is not obliged to ensure that any purchase money is received by the person entitled to the relevant fractions.

89.7	The transferee’s title to the shares is not affected by any irregularity in or invalidity of the process leading to their sale.

89.8	If shares are allotted or issued under article 89.3.4, the amount required to pay up those shares may be capitalised as the directors think fit out of amounts standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares.

89.9	A resolution of the directors capitalising part of the reserves has the same effect as if the capitalisation had been declared by ordinary resolution of the members under article 99. In relation to the capitalisation the directors may exercise all the powers conferred on them by article 99 without an ordinary resolution of the members.

DISTRIBUTIONS

90. Procedure for Declaring Dividends

90.1	Subject to the Act and the articles, the members may by ordinary resolution declare final dividends, and the directors may decide to declare and pay interim dividends.

90.2	A dividend must not be declared unless the directors have made a recommendation as to its amount. Such a dividend must not exceed the amount recommended by the directors.

90.3	No dividend may be declared or paid unless it is in accordance with members’ respective rights.

90.4	Unless the members’ resolution to declare or directors’ decision to pay a dividend, or the terms on which shares are issued, specify otherwise, it must be paid by reference to each member’s holding of shares on the date of the resolution or decision to declare or pay it.

90.5	The directors may pay any dividend (including any dividend payable at a fixed rate) if it appears to them that the profits available for distribution justify the payment.

90.6	If the Company’s share capital is divided into different classes, no interim dividend may be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

90.7	If the directors act in good faith, they do not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on shares with deferred or non-preferred rights.

91.	Calculation of Dividends

91.1	Except as otherwise provided by the articles or the rights attached to or the terms of issue of shares, all dividends must be:

91.1.1	declared and paid according to the amounts paid up on the shares on which the dividend is paid; and

91.1.2	apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

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91.2	If any share is issued on terms providing that it ranks for dividend as from a particular date, that share ranks for dividend accordingly.

91.3	For the purposes of calculating dividends, no account is to be taken of any amount which has been paid up on a share in advance of the due date for payment of that amount.

91.4	Except as otherwise provided by the rights attached to shares, dividends may be declared or paid in any currency.

91.5	The directors may agree with any member that dividends which may at any time or from time to time be declared or become due on his shares in one currency shall be paid or satisfied in another, and may agree the basis of conversion to be applied and how and when the amount to be paid in the other currency shall be calculated and paid and for the Company or any other person to bear any costs involved.

92. Payment of Dividends and Other Distributions

92.1	Where a dividend or other sum which is a distribution is payable in respect of a share, it must be paid by one or more of the following means:

92.1.1	in cash;

92.1.2	by transfer to a bank or building society account specified by the distribution recipient in writing or as the directors otherwise decide;

92.1.3	by sending a cheque, warrant or money order made payable to the distribution recipient by post to the distribution recipient at the distribution recipient’s registered address (if the distribution recipient is a holder of the share), or (in any other case) to an address specified by the distribution recipient in writing or as the directors otherwise decide;

92.1.4	by sending a cheque, warrant or money order made payable to such person by post to such person at such address as the distribution recipient has specified in writing or as the directors otherwise decide;

92.1.5	by any electronic or other means of payment as the directors agree with the distribution recipient either in writing or by such other means as the directors decide.

92.2	In respect of the payment of any dividend or other sum which is a distribution, the directors may decide, and notify distribution recipients, that:

92.2.1	one or more of the means described in article 92.1 will be used for payment and a distribution recipient may elect to receive the payment by one of the means so notified in the manner prescribed by the directors;

92.2.2	one or more of such means will be used for the payment unless a distribution recipient elects otherwise in the manner prescribed by the directors; or

92.2.3	one or more of such means will be used for the payment and that distribution recipients will not be able to elect otherwise.

The directors may for this purpose decide that different methods of payment may apply to different distribution recipients or groups of distribution recipients.

92.3	Payment of any dividend or other sum which is a distribution is made at the risk of the distribution recipient. The Company is not responsible for a payment which is lost or delayed. Payment, in accordance with the articles, of any cheque, warrant or money order by the bank upon which it is drawn, or the transfer of funds by any means shall be a good discharge to the Company.

92.4	In the event that:

92.4.1	a distribution recipient does not specify an address, or does not specify an account of a type prescribed by the directors, or other details necessary in order to make a payment of a dividend or other distribution by the means by which the directors have decided in accordance with this article that a payment is to be made, or by which the distribution recipient has elected to receive payment, and such address or details are necessary in order for the Company to make the relevant payment in accordance with such decision or election; or

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92.4.2	if payment cannot be made by the Company using the details provided by the distribution recipient,

then the dividend or other distribution shall be treated as unclaimed for the purposes of these articles.

92.5	In the articles, the “distribution recipient” means, in respect of a share in respect of which a dividend or other sum is payable:

92.5.1	the holder of the share;

92.5.2	if the share has two or more joint holders, the senior holder;

92.5.3	if the holder is no longer entitled to the share by reason of death or bankruptcy, or otherwise by operation of law, the transmittee (or, where two or more person are jointly entitled by transmission to the share, to any one transmittee and that person shall be able to give effective receipt for payment); or

92.5.4	in any case, to a person that the person or persons entitled to payment may direct in writing.

92.6	Without prejudice to article 88, the directors may withhold payment of a dividend (or part of a dividend) payable to a transmittee until he has provided such evidence of his right as the directors may reasonably require.

93. Deductions from Distributions in Respect of Sums Owed to the Company

93.1	If:

93.1.1	a share is subject to the Company’s lien; and

93.1.2	the directors are entitled to issue a lien enforcement notice in respect of it,

they may, instead of issuing a lien enforcement notice, deduct from any dividend or other sum payable in respect of the share any sum of money which is payable to the Company in respect of that share to the extent that they are entitled to require payment under a lien enforcement notice.

93.2	Money so deducted must be used to pay any of the sums payable in respect of that share.

93.3	The Company must notify the distribution recipient in writing of:

93.3.1	the fact and amount of any such deduction;

93.3.2	any non-payment of a dividend or other sum payable in respect of a share resulting from any such deduction; and

93.3.3	how the money deducted has been applied.

94. No Interest on Distributions

94.1	The Company may not pay interest on any dividend or other sum payable in respect of a share unless otherwise provided by:

94.1.1	the rights attached to the share; or

94.1.2	the provisions of another agreement between the holder of that share and the Company.

95. Unclaimed Distributions

95.1	All dividends or other sums which are:

95.1.1	payable in respect of shares; and

95.1.2	unclaimed after having been declared or become payable,

may be invested or otherwise made use of by the directors for the benefit of the Company until claimed.

95.2	The payment of an unclaimed dividend or other sum into a separate account does not make the Company a trustee in respect of it.

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95.3	If:

95.3.1	12 years have passed from the date on which a dividend or other sum became due for payment; and

95.3.2	the distribution recipient has not claimed it,

the distribution recipient is no longer entitled to that dividend or other sum and it ceases to remain owing by the Company.

95.4	If, in respect of a dividend or other sum payable in respect of a share, on any one occasion:

95.4.1	a cheque, warrant or money order is returned undelivered or left uncashed; or

95.4.2	a transfer made by a bank or other funds transfer system is not accepted,

and reasonable enquiries have failed to establish another address or account of the distribution recipient, the Company is not obliged to send or transfer a dividend or other sum payable in respect of that share to that person until he notifies the Company of an address or account to be used for that purpose. If the cheque, warrant or money order is returned undelivered or left uncashed or transfer not accepted on two consecutive occasions, the Company may exercise this power without making any such enquiries.

96. Non-cash Distributions

96.1	Subject to the terms of issue of the share in question, the directors may, with the prior authority of an ordinary resolution of the members, decide to pay all or part of a dividend or other distribution payable in respect of a share by transferring non-cash assets of equivalent value (including shares or other securities in any company).

96.2	For the purposes of paying a non-cash distribution, the directors may make whatever arrangements they think fit, including, where any difficulty arises regarding the distribution:

96.2.1	issuing fractional certificates (or ignoring fractions);

96.2.2	fixing the value of any assets;

96.2.3	paying cash to any distribution recipient on the basis of that value in order to adjust the rights of recipients; and

96.2.4	vesting any assets in trustees.

97. Waiver of Distributions

97.1	Distribution recipients may waive their entitlement to a dividend or other distribution payable in respect of a share by giving the Company notice in writing to that effect, but if:

97.1.1	the share has more than one holder; or

97.1.2	more than one person is entitled to the share, whether by reason of the death or bankruptcy of one or more joint holders,

the notice is not effective unless it is expressed to be given, and signed, by all the holders or persons otherwise entitled to the share.

98. Scrip Dividends

98.1	Subject to the Act, but without prejudice to article 58, the directors may, with the prior authority of an ordinary resolution of the member, allot to those holders of a particular class of shares who have elected to receive further shares of that class or Ordinary Shares in either case credited as fully paid (“new shares”) instead of cash in respect of all or part of a dividend or dividends specified by the resolution.

98.2

The directors may on any occasion determine that the right of election under article 98.1 shall be subject to any exclusions, restrictions or other arrangements that the directors may in their absolute discretion deem necessary or

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expedient to deal with legal or practical problems under the laws of, or the requirements of a recognised regulatory body or a stock exchange in, any territory.

98.3	Where a resolution under article 98.1 is to be proposed at a general meeting and the resolution relates in whole or in part to a dividend to be declared at that meeting, then the resolution declaring the dividend is deemed to take effect at the end of that meeting.

98.4	A resolution under article 98.1 may relate to a particular dividend or to all or any dividends declared or paid within a specified period, but that period may not end later than five years after the date of the meeting at which the resolution is passed.

98.5	The entitlement of each holder of shares to new shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount (disregarding any associated tax credit) of the dividend which would otherwise have been received by the holder (the “relevant dividend”) provided that, in calculating the entitlement, the directors may at their discretion adjust the figure obtained by dividing the relevant value by the amount payable on the new shares up or down so as to procure that the entitlement of each holder of shares may be represented by a simple numerical ratio. For this purpose the “relevant value” of each of the new shares shall be as determined by or in accordance with the resolution under article 98.1. A certificate or report by the auditors as to the value of the new shares to be allotted in respect of any dividend shall be conclusive evidence of that amount.

98.6	The directors may make any provision they consider appropriate in relation to an allotment made or to be made under this article (whether before or after the passing of the resolution under article 98.1), including:

98.6.1	the giving of notice to holders of the right of election offered to them;

98.6.2	the provision of forms of election (whether in respect of a particular dividend or dividends generally);

98.6.3	determination of the procedure for making and revoking elections;

98.6.4	the place at which, and the latest time by which, forms of election and other relevant documents must be lodged in order to be effective; and

98.6.5	the disregarding or rounding up or down or carrying forward of fractional entitlements, in whole or in part, or the accrual of the benefit of fractional entitlements to the Company (rather than to the holders concerned).

98.7	The dividend (or that part of the dividend in respect of which a right of election has been offered) is not declared or payable on shares in respect of which an election has been duly made (the “elected shares”); instead new shares are allotted to the holders of the elected shares on the basis of allotment calculated as in article 98.5. For that purpose, the directors may resolve to capitalise out of amounts standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to the holders of the elected shares. A resolution of the directors capitalising part of the reserves has the same effect as if the directors had resolved to effect the capitalisation with the authority of an ordinary resolution of the members under article 99. In relation to the capitalisation the directors may exercise all the powers conferred on them by article 99 without an ordinary resolution of the members.

98.8	The new shares rank pari passu in all respects with each other and with the fully paid shares of the same class in issue on the record date for the dividend in respect of which the right of election has been offered, but they will not rank for a dividend or other distribution or entitlement which has been declared or paid by reference to that record date.

98.9	In relation to any particular proposed dividend, the directors may in their absolute discretion decide:

98.9.1	that holders shall not be entitled to make any election in respect of, and that any election previously made shall not extend to, such dividend; or

98.9.2	at any time prior to the allotment of the new shares which would otherwise be allotted in lieu of such dividend, that all elections to take new shares in lieu of such dividend shall be treated as not applying to that dividend, and if so the dividend shall be paid in cash as if no elections had been made in respect of it.

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CAPITALISATION OF PROFITS AND RESERVES

99. Authority to Capitalise and Appropriation of Capitalised Sums

99.1	Subject to the Act and the articles, the directors may, if they are so authorised by an ordinary resolution of the members:

99.1.1	decide to capitalise any amount standing to the credit of the Company’s reserves (including share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, which are not required for paying a preferential dividend; and

99.1.2	appropriate any sum which they so decide to capitalise (a “capitalised sum”) to the persons who would have been entitled to it if it were distributed by way of dividend (the “persons entitled”) and in the same proportions.

99.2	Capitalised sums must be applied:

99.2.1	on behalf of the persons entitled; and

99.2.2	in the same proportions as a dividend would have been distributed to them.

99.3	Any capitalised sum may be applied in paying up new shares of a nominal amount equal to the capitalised sum which are then allotted credited as fully paid to the persons entitled or as they may direct.

99.4	A capitalised sum which was appropriated from profits available for distribution may be applied:

99.4.1	in or towards paying up any amounts unpaid on existing shares held by the persons entitled; or

99.4.2	in paying up new debentures of the Company which are then allotted credited as fully paid to the persons entitled or as they may direct.

99.5	Subject to the Act and the articles, the directors may:

99.5.1	apply capitalised sums in accordance with articles 99.3 and 99.4 partly in one way and partly in another;

99.5.2	make such arrangements as they think fit to resolve a difficulty arising in the distribution of a capitalised sum and in particular to deal with shares or debentures becoming distributable in fractions under this article the directors may deal with fractions as they think fit (including the issuing of fractional certificates, disregarding fractions or selling shares or debentures representing the fractions to a person for the best price reasonably obtainable and distributing the net proceeds of the sale in due proportion amongst the members (except that if the amount due to a member is less than £5, or such other sum as the directors may decide, the sum may be retained for the benefit of the Company));

99.5.3	authorise any person to enter into an agreement with the Company on behalf of all the persons entitled which is binding on them in respect of the allotment of shares and debentures to them or the payment by the Company on behalf of the members of the amounts or part of the amounts or part of the amounts remaining unpaid on their existing shares under this article; and

99.5.4	generally do all acts and things required to give effect to the resolution.

100. Record Dates

100.1	Notwithstanding any other provision of the articles but without prejudice to the rights attached to any shares and subject always to the Act, the members or the directors may by resolution specify any date as the record date on which persons registered as the holders of shares or other securities shall be entitled to receipt of any dividend, distribution, allotment or issue. Such record date may be before, on or after the date on which the dividend, distribution, allotment or issue is declared, made or paid.

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PART 5 - MISCELLANEOUS PROVISIONS

COMMUNICATIONS

101. Means of Communication to be Used

101.1	Save where these articles expressly require otherwise, any notice, document or information to be sent or supplied by, on behalf of or to the Company may be sent or supplied in accordance with the Act (whether authorised or required to be sent or supplied by the Act or otherwise) and any other applicable rules:

101.1.1	in hard copy form,

101.1.2	in electronic form; and/or

101.1.3	by means of a website.

101.2	Subject to the articles, any notice or document to be sent or supplied to a director in connection with the taking of decisions by directors may also be sent or supplied by the means by which that director has asked to be sent or supplied with such notices or documents for the time being.

101.3	A director may agree with the Company that notices or documents sent to that director in a particular way are to be deemed to have been received within a specified time of their being sent, and for the specified time to be less than 48 hours.

101.4	A notice, document or information sent by post and addressed to a member at his registered address or address for service in the United Kingdom is deemed to be given to or received by the intended recipient 24 hours after it was put in the post if pre paid as first class post and 48 hours after it was put in the post if pre paid as second class post, and in proving service it is sufficient to prove that the envelope containing the notice, document or information was properly addressed, pre paid and posted.

101.5	A notice, document or information sent by or on behalf of the Company by pre-paid airmail post between different countries is deemed to have been given to, and received by, the intended recipient on the third business day after posting.

101.6	A notice, document or information sent or supplied by electronic means to an address specified for the purpose by the member is deemed to have been given to or received by the intended recipient 24 hours after it was sent, and in proving service it is sufficient to prove that the communication was properly addressed and sent.

101.7	A notice, document or information sent or supplied by means of a website is deemed to have been given to or received by the intended recipient when:

101.7.1	the material was first made available on the website; or

101.7.2	if later, when the recipient received (or, in accordance with this article 101, is deemed to have received) notification of the fact that the material was available on the website.

101.8	A notice, document or information not sent by post but delivered by hand (which include delivery by courier) to a registered address or address for service is deemed to be given on the day it is left.

101.9	A notice, document or information served or delivered by or on behalf of the Company by any other means authorised in writing by the member concerned is deemed to be served when the Company has taken the action it has been authorised to take for that purpose.

101.10	A qualifying person present at a meeting of the holders of a class of shares is deemed to have received due notice of the meeting and, where required, of the purposes for which it was called.

101.11	A person who becomes entitled to a share by transmission, transfer or otherwise is bound by a notice in respect of that share (other than a notice served by the Company under section 793 of the Act) which, before his name is entered in the register, has been properly served on a person from whom he derives his title.

101.12	In the case of joint holders of a share, a notice, document or information shall be validly sent or supplied to all joint holders if sent or supplied to whichever of them is named first in the register in respect of the joint holding. Anything to be agreed or specified in relation to a notice, document or information to be sent or supplied to joint holders, may be agreed or specified by the joint holder who is named first in the register in respect of the joint holding.

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101.13	Subject to applicable rules, the Company may give a notice, document or information to a transmittee as if he were the holder of a share by addressing it to him by name or by the title of representative of the deceased or trustee of the bankrupt member (or by similar designation) at an address in the United Kingdom or the United States supplied for that purpose by the person claiming to be a transmittee. Until an address has been supplied, a notice, document or information may be given in any manner in which it might have been given if the death or bankruptcy had not occurred. The giving of notice in accordance with this article is sufficient notice to any other person interested in the share.

101.14	Subject to applicable rules, a member whose registered address is not within the United Kingdom or the United States shall not be entitled to receive any notice, document or information from the Company unless:

101.14.1	the Company is able, in accordance with the Act, to send the notice, document or information in electronic form or by means of a website; or

101.14.2	the member gives to the Company a postal address within the United Kingdom or the United States at which notices to the member may be given.

102. Loss of Entitlement to Notices

102.1	Subject to the Act and any other applicable rules, a member (or in the case of joint holders, the person who is named first in the register) who has no registered address within the United Kingdom or the United States, and has not supplied to the Company an address within the United Kingdom or the United States at which notice or other documents or information can be given to him, shall not be entitled to receive any notice or other documents or information from the Company. Such a member (or in the case of joint holders, the person who is named first in the register) shall not be entitled to receive any notice or other documents or information from the Company even if he has supplied an address for the purposes of receiving notices or other documents or information in electronic form.

102.2	If:

102.2.1	the Company sends two consecutive documents to a member over a period of at least 12 months; and

102.2.2	each of those documents is returned undelivered, or the Company receives notification that it has not been delivered,

that member ceases to be entitled to receive notices from the Company.

102.3	A member who has ceased to be entitled to receive notices from the Company becomes entitled to receive such notices again by sending the Company:

102.3.1	a new address to be recorded in the register; or

102.3.2	if the member has agreed that the Company should use a means of communication other than sending things to such an address, the information that the Company needs to use that means of communication effectively.

ADMINISTRATIVE ARRANGEMENTS

103. Secretary

103.1	Subject to the Act, the directors shall appoint a secretary or joint secretaries and may appoint one or more persons to be an assistant or deputy secretary on such terms and conditions (including remuneration) as they think fit.

103.2	The directors may remove a person appointed under this article 103 from office and appoint another or others in his place.

103.3	Any provision of the Act or of the articles requiring or authorising a thing to be done by or to a director and the secretary is not satisfied by its being done by or to the same person acting both as director and as, or in the place of, the secretary.

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104. Change of Name

The directors may change the name of the Company.

105. Authentication of Documents

105.1	A director or the secretary or another person appointed by the directors for the purpose may authenticate:

105.1.1	documents affecting the constitution of the Company (including the articles);

105.1.2	resolutions passed by the members or holders of a class of shares or the directors or a committee of the directors; and

105.1.3	books, records, documents and accounts relating to the business of the Company,

105.1.4	and may certify copies or extracts as true copies or extracts.

106. Company Seals

106.1	The directors must provide for the safe custody of every seal.

106.2	A seal may be used only by the authority of a resolution of the directors or of a committee of the directors.

106.3	The directors may decide who will sign an instrument to which a seal is affixed (or, in the case of a share certificate, on which the seal may be printed) either generally or in relation to a particular instrument or type of instrument. The directors may also decide, either generally or in a particular case, that a signature may be dispensed with or affixed by mechanical means.

106.4	Unless otherwise decided by the directors:

106.4.1	share certificates and certificates issued in respect of debentures or other securities (subject to the provisions of the relevant instrument) need not be signed or, if signed, a signature may be applied by mechanical or other means or may be printed; and

106.4.2	every other instrument to which a seal is affixed shall be signed by one director and by the secretary or a second director, or by one director in the presence of a witness who attests his signature.

107. Records of Proceedings

107.1	The directors must make sure that proper minutes are kept in minute books of:

107.1.1	all appointments of officers and committees made by the directors and of any remuneration fixed by the directors; and

107.1.2	all proceedings (including the names of the directors present at such meeting) of general meetings;

107.1.3	meetings of the holders of any class of shares in the Company;

107.1.4	the directors’ meetings; and

107.1.5	meetings of committees of the directors.

107.2	Subject to article 107.3, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting, minutes are conclusive evidence of the proceedings at the meeting.

107.3	A written resolution of the members purporting to be signed by a director or the company secretary is evidence of the passing of the resolution.

107.4	The directors must ensure that the Company keeps records, in the books kept for the purpose, of all directors’ written resolutions.

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107.5	All such minutes and written resolutions must be kept for at least 10 years from the date of the meeting or written resolution as the case may be.

108. Destruction of Documents

108.1	The Company is entitled to destroy:

108.1.1	all instruments of transfer of shares (including documents constituting the renunciation of an allotment of shares) which have been registered, and all other documents on the basis of which any entries are made in the register, from six years after the date of registration;

108.1.2	all dividend mandates (or mandates for other amounts), variations or cancellations of such mandates, and notifications of change of address, from two years after they have been recorded;

108.1.3	all share certificates which have been cancelled from one year after the date of the cancellation;

108.1.4	all paid dividend warrants and cheques from one year after the date of actual payment;

108.1.5	all proxy notices from one year after the end of the meeting to which the proxy notice relates; and

108.1.6	all other documents on the basis of which any entry in the register is made at any time after 10 years from the date an entry in the register was first made in respect of it.

108.2	If the Company destroys a document in good faith, in accordance with the articles, and without express notice to the Company that the preservation of the document is relevant to a claim, it is conclusively presumed in favour of the Company that:

108.2.1	entries in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed were duly and properly made;

108.2.2	any instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

108.2.3	any share certificate so destroyed was a valid and effective certificate duly and properly cancelled; and

108.2.4	any other document so destroyed was a valid and effective document in accordance with its recorded particulars in the books or records of the Company.

108.3	This article does not impose on the Company any liability which it would not otherwise have if it destroys any document before the time at which this article permits it to do so or in any case where the conditions of this article are not fulfilled.

108.4	In this article, references to the destruction of any document include a reference to its being disposed of in any manner.

109. Accounts

109.1	The directors must ensure that accounting records are kept in accordance with the Act and any other applicable rules.

109.2	The accounting records shall be kept at the registered office of the Company or, subject to the Act, at another place decided by the directors and shall be available during business hours for the inspection of the directors and other officers. No member (other than a director or other officer) has the right to inspect an accounting record or other document except if that right is conferred by the Act or he is authorised by the directors or by an ordinary resolution of the Company.

109.3	In respect of each financial year, a copy of the Company’s annual accounts, the directors’ report, the strategic report, the directors’ remuneration report, and the auditors’ report on those accounts and on the auditable part of the directors’ remuneration report shall be sent or supplied to:

109.3.1	every member (whether or not entitled to receive notices of general meetings);

109.3.2	every holder of debentures (whether or not entitled to receive notices of general meetings); and

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109.3.3	every other person who is entitled to receive notices of general meetings,

not less than 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the Act. This article does not require copies of the documents to which it applies to be sent or supplied to:

109.3.4	a member or holder of debentures of whose address the Company is unaware; or

109.3.5	more than one of the joint holders of shares or debentures.

109.4	The directors may determine that persons entitled to receive a copy of the Company’s annual accounts, the directors’ report, the strategic report, the directors’ remuneration report, and the auditors’ report on those accounts and on the auditable part of the directors’ remuneration report are those persons entered on the register at the close of business on a day determined by the directors.

109.5	Where permitted by the Act, the strategic report with supplementary material in the form and containing the information prescribed by the Act may be sent or supplied to a person so electing in place of the documents required to be sent or supplied by article 109.3.

110. Provision for Employees on Cessation of Business

The directors may decide to make provision for the benefit of persons (other than a director or former director or shadow director) employed or formerly employed by the Company or any of its subsidiary undertakings (or any member of his family, including a spouse or former spouse, or any person who is or was dependent on him) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the Company or that subsidiary undertaking.

111. Winding up of the Company

111.1	On a voluntary winding up of the Company the liquidator may, on obtaining any sanction required by law:

111.1.1	divide among the members in kind the whole or any part of the assets of the Company, whether or not the assets consist of property of one kind or of different kinds; and

111.1.2	vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he, with the like sanction, shall determine.

111.2	For this purpose the liquidator may:

111.2.1	set the value he deems fair on a class or classes of property; and

111.2.2	determine on the basis of that valuation and in accordance with the then existing rights of members how the division is to be carried out between members or classes of members.

111.3	The liquidator may not, however, distribute to a member without his consent an asset to which there is attached a liability or potential liability for the owner.

DIRECTORS’ INDEMNITY AND INSURANCE

112. Indemnity of Officers and Funding Directors’ Defence Costs

112.1

To the fullest extent permitted by the Act and without prejudice to any indemnity to which he may otherwise be entitled, every person who is or was a director or other officer of the Company or any of its associates (other than any person (whether or not an officer of the Company or any of its associates) engaged by the Company of any of its associates as auditor) shall be and shall be kept indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by him (whether in connection with any negligence, default, breach of duty or breach of trust by him or otherwise as a director or such other officer of the Company or any of its associates) in

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relation to the Company or any of its associates or its/their affairs provided that such indemnity shall not apply in respect of any liability incurred by him:

112.1.1	to the Company or to any of its associates;

112.1.2	to pay a fine imposed in criminal proceedings;

112.1.3	to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (howsoever arising);

112.1.4	in defending any criminal proceedings in which he is convicted;

112.1.5	in defending any civil proceedings brought by the Company, or any of its associates, in which judgment is given against him; or

112.1.6	in connection with any application under any of the following provisions in which the court refuses to grant him relief, namely:

(a)	section 661(3) or (4) of the Act (acquisition of shares by innocent nominee); or

(b)	section 1157 of the Act (general power to grant relief in case of honest and reasonable conduct).

112.2	In article 112.1.4, 112.1.5 or 112.1.6 the reference to a conviction, judgment or refusal of relief is a reference to one that has become final. A conviction, judgment or refusal of relief becomes final:

112.2.1	if not appealed against, at the end of the period for bringing an appeal; or

112.2.2	if appealed against, at the time when the appeal (or any further appeal) is disposed of.

An appeal is disposed of:

112.2.3	if it is determined and the period for bringing any further appeal has ended; or

112.2.4	if it is abandoned or otherwise ceases to have effect.

112.3	To the extent permitted by the Act and without prejudice to any indemnity to which he may otherwise be entitled, every person who is or was a director of the Company acting in its capacity as a trustee of an occupational pension scheme shall be and shall be kept indemnified out of the assets of the Company against all costs, charges, losses and liabilities incurred by him in connection with the Company’s activities as trustee of the scheme provided that such indemnity shall not apply in respect of any liability incurred by him:

112.3.1	to pay a fine imposed in criminal proceedings;

112.3.2	to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (howsoever arising); or

112.3.3	in defending criminal proceedings in which he is convicted.

For the purposes of this article, a reference to a conviction is to the final decision in the proceedings. The provisions of article 112.2 shall apply in determining when a conviction becomes final.

112.4	Without prejudice to article 112.1 or to any indemnity to which a director may otherwise be entitled, and to the extent permitted by the Act and otherwise upon such terms and subject to such conditions as the directors may in their absolute discretion think fit, the directors shall have the power to make arrangements to provide a director with funds to meet expenditure incurred or to be incurred by him in defending any criminal or civil proceedings or in connection with an application under section 661(3) or (4) of the Act (acquisition of shares by innocent nominee) or section 1157 of the Act (general power to grant relief in case of honest and reasonable conduct) or in defending himself in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority or to enable a director to avoid incurring any such expenditure. This article shall have effect subject to article 112.5.

112.5

Without prejudice to any indemnity to which he may otherwise be entitled, where a director is being convicted, or a judgment is being given against him, in any criminal or civil proceedings, or the court has refused to grant him relief on application made under section 661(3) or (4) of the Act (acquisition of shares by innocent nominee) or section

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1157 of the Act (general power to grant relief in case of honest and reasonable conduct), or a penalty has been imposed on the director in respect of non-compliance with any requirement of a regulatory nature, and where the director has been provided with funds pursuant to article 112.4 to meet expenditure incurred or to be incurred by him in connection with these matters, he must repay such funds no later than the date when the conviction, judgment or refusal of relief becomes final. The provisions of article 112.2 shall apply in determining when a conviction, judgment or refusal of relief becomes final.

112.6	Where at any meeting of the directors or a committee of the directors any arrangement falling within article 112.4 is to be considered, a director shall be entitled to vote and be counted in the quorum at such meeting unless the terms of such arrangement confers upon such director a benefit not generally available to any other director; in that event, the interest of such director in such arrangement shall be deemed to be a material interest for the purposes of article 22 and he shall not be so entitled to vote or be counted in the quorum.

113. Insurance

113.1	To the extent permitted by the Act, the directors may exercise all the powers of the Company to purchase and maintain insurance for the benefit of a person who is or was:

113.1.1	a director, secretary, an officer or employee of the Company or of a company which is or was a subsidiary undertaking of the Company or in which the Company has or had an interest (whether direct or indirect); or

113.1.2	trustee of a retirement benefits scheme or other trust in which a person referred to in article 113.1.1 is or has been interested,

indemnifying him and keeping him indemnified against liability for negligence, default, breach of duty or breach of trust or other liability which may lawfully be insured against by the Company.

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SCHEDULE 4

PROPOSED ARTICLES OF ASSOCIATION OF NIELSEN N.V.

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SCHEDULE 5

WITHDRAWAL APPLICATION FORM

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SCHEDULE 6

MERGER ACCOUNTS

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NIELSEN N.V.

40 DANBURY ROAD

WILTON, CT 06897-4445

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2015 (June 23, 2015 for 401(k) plan shareholders). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 25, 2015 (June 23, 2015 for 401(k) plan shareholders). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 25, 2015 (June 23, 2015 for 401(k) plan shareholders).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54178-P32744	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Our Board of Directors has unanimously approved the Merger Proposal and recommends that you vote “FOR” the Merger. Our Board of Directors also recommends that you vote “FOR” each director nominee listed in this proxy statement/prospectus and “FOR” each other proposal described in this proxy statement/prospectus.

			For	Against	Abstain

1.	To (a) approve the amendment of the articles of association of Nielsen N.V. in connection with the proposed merger of Nielsen N.V. into its subsidiary, Nielsen Holdings Limited, and (b) authorize any and all lawyers and (deputy) civil law notaries practicing at Clifford Chance LLP to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association.		☐	☐	☐

2.	To approve the merger between Nielsen N.V. and Nielsen Holdings plc.		☐	☐	☐

3.	To (a) adopt our Dutch statutory annual accounts for the year ended December 31, 2014 and (b) authorize the preparation of our Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2015, in the English language.		☐	☐	☐

4.	To discharge the members of the Board of Directors from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2014.		☐	☐	☐

5.	To elect the Directors listed below:		☐	☐	☐

	•	James A. Attwood, Jr.	☐	☐	☐

	•	Dwight M. Barns	☐	☐	☐

	•	David L. Calhoun	☐	☐	☐

	•	Karen M. Hoguet	☐	☐	☐

	•	James M. Kilts	☐	☐	☐

	•	Harish Manwani	☐	☐	☐

	•	Kathryn V. Marinello	☐	☐	☐

	•	Alexander Navab	☐	☐	☐

	•	Robert Pozen	☐	☐	☐

	•	Vivek Y. Ranadivé	☐	☐	☐

	•	Javier G. Teruel	☐	☐	☐

6.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015.		☐	☐	☐

7.	To appoint Ernst & Young Accountants LLP as our auditor who will audit our Dutch statutory annual accounts for the year ending December 31, 2015.		☐	☐	☐

8.	To approve the extension of the authority of the Board of Directors to repurchase up to 10% of our issued share capital (including depositary receipts issued for our shares) until December 26, 2016 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where our shares (or depositary receipts) are traded.		☐	☐	☐

9.	To approve in a non-binding, advisory vote the compensation of our named executive officers as disclosed in the Proxy Statement/Prospectus pursuant to the rules of the Securities and Exchange Commission.		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Admission Ticket

NIELSEN N.V.

Annual Meeting of Shareholders

June 26, 2015

9:00 a.m. (Eastern Time)

www.virtualshareholdermeeting.com/NLSN

or

The offices of Clifford Chance LLP

Droogbak 1A

Amsterdam, the Netherlands

DIRECTIONS: Please visit www.cliffordchance.com or call their offices in Amsterdam, the Netherlands at 31-20-711-9000.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com.

M54179-P32744

NIELSEN N.V.

Annual Meeting of Shareholders

June 26, 2015 9:00 AM (Eastern Time)

This proxy is solicited by the Board of Directors

The undersigned shareholder(s) of Nielsen N.V. hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof, acknowledges receipt of the Proxy Statement, dated May 21, 2015, and appoint(s) Dwight M. Barns, Jamere Jackson, James W. Cuminale and Harris Black, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of NIELSEN N.V. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. (Eastern Time) on June 26, 2015, and at any adjournment or postponement thereof, upon all subjects that may properly come before the annual meeting, including, the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF PROPOSALS 1 THROUGH 9, WHICH PROPOSALS ARE LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE